Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.  The accession number of the previous related submission is as follows:  0000898745-17-001231

CLASS A,C, & T SHARES

Principal Funds: Equity & Fixed-Income Funds

Annual Report

August 31,2017

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Table of Contents

Letter from the President	1
Economic & Financial Market Review	3
Blue Chip Fund	4
Diversified Real Asset Fund	6
Dynamic Floating Rate High Income Fund	8
Global Multi-Strategy Fund	10
Global Opportunities Fund	12
International Small Company Fund	14
Multi-Manager Equity Long/Short Fund	16
Opportunistic Municipal Fund	18
Origin Emerging Markets Fund	20
Preferred Securities Fund	22
Real Estate Allocation Fund	24
Real Estate Debt Income Fund	26
Small-MidCap Dividend Income Fund	28
Financial Statements	30
Notes to Financial Statements	53
Schedules of Investments	83
Financial Highlights (Includes performance information)	192
Report of Independent Registered Public Accounting Firm	204
Shareholder Expense Example	205
Supplemental Information	207

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Mike Beer
President, Principal Funds

Dear Shareholder,

The current synchronized global economic expansion is the latest in a series of transitions the world economy has experienced. In 2015, the world was near recession from the surge in the U.S. dollar and the collapse in oil prices that began mid-2014. Last year, a recovery began after the U.S. dollar peaked and commodity prices bottomed. Nominal growth of world gross domestic product (GDP) moved from negative to positive. Consumer and producer prices shifted from slowing inflation to accelerating price gains across a broad range of countries. Real GDP grew at an upwardly revised 3% annual pace in the second quarter, and wage growth seems on the verge of breaking out of its two-year 2.5% to 2.7% range.

Globally, growth continues. The Eurozone cycle is a bit more youthful, but appears just as robust. Revised second-quarter data shows a 2.6% rise in real GDP at an annual rate, driven by household and business spending, with some help from net trade. The initially reported hyper-growth pace of 4% for Japan in the second quarter was revised down to 2.5%, but that is still well above the likely trend growth rate of 1% to 1.5%. The labor market is super tight, with an unemployment rate of only 2.8%.

The synchronized upturn suggests that central banks should all be starting to normalize policy. That’s hardly the case. The Bank of Canada moved ahead of other central banks by raising its benchmark rate to 1.0%. That’s more aggressive than other central banks. The Federal Reserve (the Fed) may defer its next rate hike until 2018. The European Central Bank met on September 7, but announced no policy changes. The Reserve Bank of Australia will likely keep its policy rate at 1.5%, as it has for thirteen months.

Because markets tend to fluctuate, we believe the most prudent approach for investing is to select a portfolio allocation that is broadly diversified both across and within asset classes. We encourage you to work closely with your financial professional to select and monitor those investments best suited to helping you work toward and realize your financial goals.1 Our focus at Principal Funds has always been on consistent, long-term performance for our investors. Our investment strategies cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road or closer at hand.

Sincerely,

* All data cited, unless otherwise indicated, from August 2017 Principal Economic Insights by Robert Baur, Ph.D., Robin Anderson, and the Economic Committee available at principalfunds.com/commentary.

1Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

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Economic & Financial Market Review

The synchronized world expansion rolls along and will likely last into 2018, perhaps beyond. In most countries, growth is robust, financial conditions are easy, profits are up sharply, inflation and interest rates are low, confidence is building, and caution is fading.

The U.S. business cycle is in its ninth year, but in many ways, seems not to be tiring. Real GDP grew an upwardly revised 3% annual pace in the second quarter, and that pace will likely be revised up more. Job growth has slowed a touch from a year or two ago, but is still excellent. Wage growth seems on the verge of breaking out of its two-year 2.5% to 2.7% range. Capital spending, which had been very slow to get started, is finally surging as evidenced by robust factory orders and shipments the last several months. Inflation is gaining no ground, the Fed is hesitant to raise interest rates, earnings and profits are climbing briskly, and confidence has decisively resurfaced all around.

There are, however, tentative signs of waning momentum. That doesn’t mean a slowdown, just a flattening in the pace of growth. But that’s natural as nothing accelerates forever. Surveys of purchasing managers appear to have peaked at robust levels in Europe, and good levels in Japan. The latest Market News International business survey in China edged higher, as did the official assessment from the National Bureau of Statistics.

The tragedies spawned by hurricanes Harvey and Irma will make U.S. data hard to interpret for a while. However, third-quarter growth was on a pace to mirror the 3% pace of the second quarter. Rebuilding from damages wrought by the winds and floods will add to growth over succeeding quarters.

Healthy growth, a calm summer, growing global confidence, and a self-sustaining economic expansion suggest rates should be moving higher. But, that’s not happening. Inflation has been slow to pick up, so central banks are staying easy and rates remain miniscule. That low inflation along with hurricanes and geopolitical tensions combined to ratchet long-term yields lower over the past month.

We expect the synchronized world economic expansion to persist. Interest rates are low and financial conditions are easy. The weak U.S. dollar is making plenty of liquidity available. Commodity prices stay firm and suggest demand is still robust.

The outlook for stock prices is still a bit higher. Profits have been strong. Twelve-month trailing reported earnings for the S&P 500 Index jumped 19.7% through the second quarter 2017. The world expansion is remarkably synchronous across most countries and sectors. Inflation pressure is incredibly tame. Central bankers will only remove monetary accommodation very gradually, so interest rates will have a difficult time moving appreciably higher. These are almost goldilocks conditions for equities.

* All data cited, unless otherwise indicated, from August 2017 Principal Economic Insights by Robert Baur, Ph.D., Robin Anderson, and the Economic Committee available at principalfunds.com/commentary.

Blue Chip Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. It invests in foreign securities. The Fund invests in growth equity securities, particularly with respect to equity securities of blue chip companies whose potential for growth of capital and earnings is expected to be above average.

Amazon, an e-commerce company started by Jeff Bezos in 1994 as an internet site to sell books, contributed as the company continues to reap the rewards of long-term investments that have given them a closer relationship with customers. Alphabet contributed, as its core Google business has tremendous advantages and businesses such as YouTube are at the beginning of a path to greater monetization. MasterCard, which provides transaction processing and other payment-related services in the United States and internationally, contributed. American Tower, which owns over 100,000 cellphone towers globally and leases antenna space on these towers to wireless service providers, contributed. Berkshire Hathaway, a diversified company with businesses ranging from insurance to railroads, as well as partial ownership of companies such as Coca-Cola and American Express, contributed. AutoZone, a retailer in the auto parts aftermarket, serving primarily consumers who repair their own vehicles, detracted due to results that were slightly lower than the market's expectations. Dollar Tree, a well-managed discount store that manages to achieve high net margins while charging only $1 for the items in their stores, detracted due to weaker than expected growth in its Family Dollar segment and more general concern about competition. Kinder Morgan, which owns and manages a diversified portfolio of energy transportation and storage assets detracted due to concerns about the IPO of the company's Canadian operations. GE, a diversified industrial and financial services conglomerate, detracted due to slower than expected improvement in its operations. Nestle, one of the world's leading consumer product companies with dominant brands and market positions in powdered beverages, liquid beverages, ice cream, food and confectionary products, baby nutrition, and pet products, detracted as the company has been challenged by changes in consumer preferences.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* June 14, 2012 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months; Class T shares: maximum up-front sales charge of 2.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
						Extended
		1-Year	5-Year	Since	Inception	Performance
				Inception	Date	Inception
						Date
Class A Shares	Excluding Sales Charge	18.81%	14.61%	15.27%	9/30/13	6/14/12
	Including Sales Charge	12.28%	13.32%	14.03%
Class C Shares	Excluding Sales Charge	17.91%	13.75%	14.41%	9/30/13	6/14/12
	Including Sales Charge	16.91%	13.75%	14.41%
Class T Shares	Excluding Sales Charge	18.81%	14.70%	15.37%	6/12/17	6/14/12
	Including Sales Charge	15.81%	14.13%	14.80%

Total Investment Expense as shown in the 4/7/17 prospectus for Class A and C; 6/12/17 for Class T
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.28%	1.28%
Class C Shares	2.08%	2.08%
Class T Shares	1.22%	1.22%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 14.10% (1-year); 12.94% (5-year); 13.52% (since inception)
Class C Shares: 18.89% (1-year); 13.37% (5-year); 13.94% (since inception)
Class T Shares: 17.74% (1-year); 13.75% (5-year); 14.31% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Diversified Real Asset Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisors:

BlackRock Financial Management, Inc.; BNP Paribas Asset Management, Inc.; Brookfield Investment Management, Inc.; Credit Suisse Asset Management, LLC; Macquarie Capital Investment Management, LLC; Pictet Asset Management SA; Principal Real Estate Investors, LLC; Symphony Asset Management, LLC; Tortoise Capital Advisors, L.LC.

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks a long-term total return in excess of inflation. Principal Diversified Real Asset invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments related to real assets and real asset companies. It seeks to achieve its investment objective by allocating its assets among general investment categories related to real assets and real asset companies (which include tangible assets and investments that are expected to perform well in periods of high inflation).

Allocation to real estate contributed due to manager outperformance. Retail, office & industrial, and technology space were the best performers within the asset class. Allocation to master limited partnerships (MLP) contributed due to both a positive allocation effect and manager outperformance. Crude oil pipelines, gathering and processing, and propane sectors were the highest sector contributors to return. Allocation to metals & mining contributed due to a positive allocation effect. Since this is a passive sleeve, the overweight relative to the index contributed to outperformance. Allocation to infrastructure detracted relative to its benchmark due to both manager performance and allocation effect. Transportation infrastructure and water utilities detracted from both managers, which hurt relative performance. Allocation to timber detracted relative to its benchmark due to manager performance and allocation effect. Wood products and hygiene were the worst sector performers leading to relative underperformance. Allocation to treasury inflation protected securities (TIPS) detracted from total return due to manager underperformance. Options and treasuries were the largest relative detractors.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* March 16, 2010 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
		1-Year	5-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	6.63%	1.24%	3.67%	3/16/10
	Including Sales Charge	2.64%	0.47%	3.14%
Class C Shares	Excluding Sales Charge	5.83%	0.49%	2.92%	3/16/10
	Including Sales Charge	4.83%	0.49%	2.92%

Total Investment Expense as shown in the 4/7/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.30%	1.27%
Class C Shares	2.14%	2.02%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 0.67% (1-year); 0.72% (5-year); 2.84% (since inception)
Class C Shares: 2.88% (1-year); 0.77% (5-year); 2.63% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 3/31/10 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. Diversified Real Asset Blended Index is composed of 35% Bloomberg Barclays U.S. Treasury TIPS Index, 20% S&P Global Infrastructure Index, 20% S&P Global Natural Resources Index, 15% Bloomberg Commodity Index, and 10% FTSE EPRA/NAREIT Developed Markets Index.

Dynamic Floating Rate High Income Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide a high level of current income. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate debt securities, including bank loans and corporate bonds, and other investment companies that provide investment exposure to such floating rate securities. Floating interest rates vary with and are periodically adjusted to reflect changes in a generally recognized base interest rate such as LIBOR (London Interbank Offered Rate) or the prime rate.

The Fund outperformed the index, driven by asset allocation. Within asset allocation, overweight to bonds was the main contributor. Bond security selection also had a positive impact, primarily from issue specific contributions from Wise Holding, Sprint, and Halcon Resources. Loan security selection contributors included Drillships Financing Holding, Compucom Systems, and Chesapeake Energy Corporation.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* September 10, 2014 - August 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
		1-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	5.94%	2.12%	9/10/14
	Including Sales Charge	1.93%	0.81%

Total Investment Expense as shown in the 4/7/17 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.68%		1.11%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 4.66% (1-Year); 0.72% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 8/31/14 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Global Multi-Strategy Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisors:

     AQR Capital Management, LLC; Ascend Capital, LLC; CNH Partners, LLC; Finisterre Capital, LLP; Graham Capital Management, LP; KLS Diversified Asset Management, LLP; Loomis, Sayles & Company, LP; Los Angeles Capital Management and Equity Research, Inc.; Sound Point Capital Management, LP;

Wellington Management Company, LLP; York Registered Holdings, LP.

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to achieve long-term capital appreciation with an emphasis on positive total returns and managing volatility. In pursuing its strategies, the Fund invests in a broad range of instruments including, but not limited to, equities, bonds, currencies, commodities, convertible securities, floating rate debt, and bank loans. Under normal market conditions, it invests in securities of issuers located throughout the world, including the U.S., invests at least 30% of its net assets in foreign and emerging market securities, and holds investments tied economically to at least ten countries.

All sleeves in the Fund’s portfolio were positive for the 12-month period ending August 2017. The emerging markets credit sleeve, sub-advised by Finisterre Capital LLP, was the top contributor with gains coming from long positions in Brazil, Iraqi credit, and Egyptian treasury bills. An equity long/short sleeve, sub-advised by Los Angeles Capital Management, gained as an overweight to information technology and underweight to telecommunications were additive to returns. A credit sleeve, sub-advised by Sound Point Capital Management, LP, contributed, with gains coming from short positions in retail and a number of long positions in core credits. An equity long/short sleeve, managed by Wellington Management Company, generated solid gains from all regions, but especially U.S. equities. The event driven sleeve, sub-advised by York Registered Holdings, LP, generated positive returns, as the special situations and the merger arbitrage books performed well. The market neutral fixed income sleeve, sub-advised by KLS Diversified Asset Management, LLP, contributed with gains coming from all three sub-strategies. AQR Capital Management, LLC in multi-strategy was also a contributor, as equity based strategies (e.g., long/short, dedicated short bias, and market neutral) performed particularly well. In global macro, Graham Capital Management, LP gained with positive performance coming from equities and rates, while currencies detracted. Loomis, Sayles, & Company, LP in credit, gained from securitized assets, high yield corporate bonds, and investment-grade positions. An equity long/short sleeve, sub-advised by Ascend Capital, LLC, benefited from positions in information technology, industrials, and financials.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* October 24, 2011 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
						Extended
		1-Year	5-Year	Since	Inception	Performance
				Inception	Date	Inception
						Date
Class A Shares	Excluding Sales Charge	4.74%	3.24%	3.31%	10/24/11	-
	Including Sales Charge	0.80%	2.46%	2.64%
Class C Shares	Excluding Sales Charge	3.88%	2.43%	2.55%	6/14/12	10/24/11
	Including Sales Charge	2.88%	2.43%	2.55%

Total Investment Expense as shown in the 4/7/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	2.45%	2.41%
Class C Shares	3.28%	3.24%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 1.09% (1-year); 2.43% (5-year); 2.51% (since inception)
Class C Shares: 3.22% (1-year); 2.42% (5-year); 2.44% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 10/31/11 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Global Opportunities Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. Under normal market circumstances, the Fund invests in equity securities of issuers located throughout the world, including the U.S., invests at least 30% of its net assets in foreign and emerging market securities, and holds investments tied economically to at least three countries. It invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Qualicorp, which provides medical benefits administration, billing, benefits planning consulting, health insurance brokerage and health risk management services, contributed due to growth in lives covered and ASP increases. Anthem, the second largest health benefits company in the U.S., contributed due to increased penetration and profitability in the Medicare Advantage market as well as benefitting from industry consolidation, gaining additional scale in membership/premium revenues while leveraging fixed general and administrative costs over that larger revenue base. Jacksonville, Florida-based CSX Corporation, a Class I railroad in the U.S. providing rail, intermodal and rail-to-truck transload services, contributed due in part to a Wall Street Journal report that well-regarded Hunter Harrison (who recently resigned from Canadian Pacific as CEO) will partner with an activist to potentially land at CSX. Gilead Sciences, a leading biotech company focused on infectious diseases, including HIV/AIDS and Hepatitis C (HCV), detracted as product revenue, HCV revenue, Non-HCV revenue and EPS all missed expectations. JBS, a protein-processing company which has witnessed sharp price depreciation amid corruption and bribery investigations in Brazil, detracted. Promotora y Operadora de Basico, which operates 10 federal and state toll roads in Mexico, owns concrete and asphalt plants and a construction company, detracted due in part to the rate rise in the United States and Mexico.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* December 28, 2012 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	14.86%	8.83%	9/30/13	12/28/12
	Including Sales Charge	8.52%	7.53%
Class C Shares	Excluding Sales Charge	13.89%	8.01%	9/30/13	12/28/12
	Including Sales Charge	12.89%	8.01%

Total Investment Expense as shown in the 4/7/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.92%	1.50%
Class C Shares	3.49%	2.25%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 7.14% (1-year); 7.02% (since inception)
Class C Shares: 11.45% (1-year); 7.55% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 12/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

International Small Company Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of purchase. It invests primarily in foreign equity securities. The Fund typically invests in foreign securities of more than 10 countries but has no limitation on the percentage of assets that is invested in each country or denominated in any currency.

Europe, Japan, and Asia Pacific ex Japan contributed. Within Europe, the UK and France were the biggest contributors. Australia and Hong Kong drove strong results in Asia Pacific and Israel was also a notable contributor. The consumer discretionary, information technology and materials sectors were the strongest performers. Japanese chemical producer Tosoh Corp., German silicon wafer producer Siltronic, Japanese auto component supplier Calsonic Kansei, one of the UK's fastest-growing online clothing retailers Boohoo.com, and UK beverage producer Fevertree Drinks were the biggest individual contributors to relative performance. Canada was the most notable detractor. In Europe, Switzerland and Denmark were the biggest detractors. The energy sector stands out as the most notable detractor. Canadian Seven Generations Energy, Canadian-based E&P Raging River Exploration, Canadian Detour Gold, Japanese real estate developer and operator Ichigo, and German private equity investment company Aurelius were the biggest individual detractors from relative performance.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* June 11, 2014 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
		1-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	23.48%	6.68%	6/11/14
	Including Sales Charge	16.69%	4.83%

Total Investment Expense as shown in the 4/7/17 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		2.48%		1.60%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 15.32% (1-year); 3.19% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/14 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Multi-Manager Equity Long/Short Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:

AQR Capital Management, LLC; Gotham Asset Management, LLC; Sirios Capital Management, L.P.;

Three Bridges Capital, LP

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and derivatives on equity securities, at the time of purchase. It has a flexible investment strategy and invests in a broad range of equity securities, exchange-traded funds, and derivatives instruments. The Fund invests in U.S. and foreign, including emerging market, securities.

Sirios Capital Management, L.P. was the top contributor as gains were driven by the information technology and consumer discretionary sectors. Positive contributors for the sub-advisor included long positions in Western Digital, PTC, and Sherwin-Williams. Gotham Asset Management, LLC contributed as long positions in information technology and industrials, including Apple and Boeing, drove gains. Three Bridges Capital, LP contributed as the sub-advisor benefited from a rally in European markets. Gains were driven by long positions in LVMH, Rheinmettal AG, and Credit Agricole. AQR Capital Management, LLC contributed as gains were led by stock selection in the U.S. The sub-advisor's exposure to the momentum, stability and investor sentiment themes performed particularly well. On the flip-side, Columbus Circle Investors and Passport Capital, LLC (both of which previously were sub-advisors during a portion of the fiscal year) were detractors. In the case of the former, the sub-advisor's defensive posture was detrimental during a surging European equity market, while the latter suffered from its long materials positions.

* Securities described in the fund commentary may no longer be held in the fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
		1-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	6.80%	4.53%	3/31/16
	Including Sales Charge	0.93%	0.45%

Total Investment Expense as shown in the 4/7/17 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		3.15%		2.83%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 0.26% (1-year); -1.01% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Opportunistic Municipal Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations. It invests in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities, obligations of the U.S. government, its agencies and instrumentalities ("Agency Securities") and exchange-traded funds (ETFs) to gain exposure to the municipal market.

Security selection contributed to performance. First Energy was a major contributor during the first two quarters due to rebound in price. At the end of August, the City of Chicago, Vanderbilt University Medical Center, Casella Waste Inc., and inverse floaters contributed. Industrial revenue, which was exponentially better than other groups, was the most impressive sector in the second quarter. Muni yields, outside maturities below three years, contributed in the third quarter as they increased across their term structure. Louisiana Pellets detracted.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* June 14, 2012 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
		1-Year	5-Year	Since Inception	Inception Date

Class A Shares	Excluding Sales Charge	0.13%	4.75%	5.27%	6/14/12
	Including Sales Charge	-3.63%	3.96%	4.50%
Class C Shares	Excluding Sales Charge	-0.53%	3.97%	4.49%	6/14/12
	Including Sales Charge	-1.50%	3.97%	4.49%

Total Investment Expense as shown in the 4/7/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.97%	0.95%
Class C Shares	1.82%	1.70%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: -5.40% (1-year); 4.15% (5-year); 4.18% (since inception)
Class C Shares: -3.39% (1-year); 4.19% (5-year); 4.20% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Origin Emerging Markets Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
Origin Asset Management, LLP

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of purchase. The advisor considers a security to be tied economically to an emerging market country (an "emerging market security") if the issuer of the security has its principal place of business or principal office in an emerging market country, has its principal securities trading market in an emerging market country, or derives a majority of its revenue from emerging market countries.

Overweight to the information technology sector was the biggest contributor to outperformance. In particular Chinese names such as Sunny Optical, BYD Electronic, AAC Technologies, and Alibaba proved the most additive. Holdings in the consumer discretionary sector were also beneficial, with Chinese auto manufacturer Geely Automobile leading the way, but also private education provider New Oriental Education and ANTA Sports Products being contributors. At a country level, securities in China were the outright leaders in terms of additive performance, but Taiwan, India, Thailand, and Brazil were also beneficial. At a sector level, utilities was the main detractor, led by overweight to Guangdong Investment Ltd and Korea Electric Power Corporation. Materials also proved a drag, with Thai company Siam Cement as the main detractor in this space. At a country level, holdings in Korea and Russia were the main detractors, with the aforementioned Korea Electric Power Corporation and KT&G as the biggest detractors in the former, and Sberbank and Lukoil weighing in the latter.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* January 23, 2015 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
		1-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	29.91%	6.87%	1/23/15
	Including Sales Charge	22.74%	4.58%

Total Investment Expense as shown in the 4/7/17 prospectus
	Gross Expense Ratio		Net Expense Ratio
Class A Shares		9.55%		1.76%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 15.48% (1-year); -0.23% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 1/31/15 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Preferred Securities Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
Spectrum Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks to provide current income. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of purchase. It concentrates its investments (invests more than 25% of its net assets) in securities in the U.S. and non-U.S. financial services (i.e., banking, insurance and commercial finance) industry. The Fund also regularly invests in the real estate investment trust (REIT) and utility industries.

The Fund had strong returns over the past 12 months in spite of an increase in rates. Rates spiked post the U.S. election but this was followed by increased investor optimism given the prospect for growth due to tax reform, de-regulation and government spending that resulted in tighter spreads. Rising rates in the front end has benefited the extended insurance and utility issues. Rising front end rates have also buoyed fixed to float $1,000 pars. The portfolio was underweight $25 par securities that underperformed $1,000 par bonds over the period. Our allocation to contingent capital securities (CoCos) in the Fund continues to perform strongly. The general upward trajectory in European bank equity given rising inflation and improved confidence in the Eurozone has helped CoCos. CoCos were the strongest performing asset class over the last 12 months. Preferred securities and specifically $25 par securities sold off in November post the result of the U.S. election given the sharp spike up in rates. $25 par securities underperformed $1,000 par bonds over the period. Higher coupon, short call, shorter duration bonds under performed in a risk-on environment. These bonds are defensive in nature and should outperform in a widening credit spread environment. Baby bonds or senior debt issued in $25 par format underperformed as rates rose over the past 12 months.

* Securities described in the fund commentary may no longer be held in the fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months; Class T shares: maximum up-front sales charge of 2.50%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
						Extended
					Inception	Performance
		1-Year	5-Year	10-Year	Date	Inception
						Date
Class A Shares	Excluding Sales Charge	7.31%	6.79%	7.11%	6/28/05	5/1/02
	Including Sales Charge	3.32%	5.99%	6.70%
Class C Shares	Excluding Sales Charge	6.53%	6.01%	6.32%	1/16/07	5/1/02
	Including Sales Charge	5.53%	6.01%	6.32%
Class T Shares	Excluding Sales Charge	7.24%	6.78%	7.10%	6/12/17	5/1/02
	Including Sales Charge	4.60%	6.25%	6.83%

Total Investment Expense as shown in the 4/7/17 prospectus for Class A and C; 6/12/17 for Class T
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.08%	1.08%
Class C Shares	1.82%	1.82%
Class T Shares	1.18%	1.08%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 4.85% (1-year); 6.60% (5-year); 6.33% (10-year)
Class C Shares: 7.19% (1-year); 6.63% (5-year); 5.95% (10-year)
Class T Shares: 6.19% (1-year); 6.86% (5-year); 6.44% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the primary benchmark is calculated from 4/30/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The primary benchmark changed from the BofA Merrill Lynch Fixed Rate Preferred Securities Index to the BofA Merrill Lynch U.S. All Capital Securities Index because the BofA Merrill Lynch U.S. All Capital Securities Index more closely aligns with the Fund’s investments. Preferred Securities Blended Index is composed of 50% BofA Merrill Lynch U.S. All Capital Securities and 50% BofA Merrill Lynch U.S. Capital Securities Index.

Real Estate Allocation Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks total return with income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in mutual funds that invest in the real estate industry at the time of purchase. The underlying funds invest in equity and debt real estate securities of U.S. and non-U.S. issuers and are both concentrated in the real estate industry; therefore, the Real Estate Allocation Fund is considered concentrated in the real estate industry as well. The Fund allocates its investments between the underlying funds, 25% to 75% in each underlying fund, based on qualitative and quantitative analysis.

Strong stock selection and appropriate sector allocation globally contributed to performance. Underweight to a troubling retail landscape in the U.S. and Australia has supported relative performance as well as good stock selection within the group. Overweight to towers and data centers in the U.S. boosted relative returns due to secular growth within the group. Stock selection in U.S. hotels, Australian office, Japanese developers, and German residential contributed. Overweight to the industrial sector globally, in the U.S., UK, and Australia contributed as the sector continues to benefit from strong fundamentals. Underweight and poor selection in Hong Kong developers was the largest drag on performance.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* December 31, 2014 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017

		1-Year	Since Inception	Inception Date

Class A Shares	Excluding Sales Charge	1.48%	3.11%	12/31/14
	Including Sales Charge	-4.08%	0.95%

Total Investment Expense as shown in the 4/7/17 prospectus
	Gross Expense Ratio			Net Expense Ratio
Class A Shares		10.05%		1.27%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: -4.42% (1-Year); 0.05% (Since Inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. Real Estate Allocation Blended Index is composed of 50% FTSE EPRA/NAREIT Developed Index NR and 50% Bloomberg Barclays CMBS ERISA Eligible Index.

Real Estate Debt Income Fund

Investment Advisor:
Principal Global Investors, LLC

Sub-Advisor:
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of U.S. companies principally engaged in the real estate industry at the time of purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. The Fund is non-diversified.

The portfolio's holdings of post-crisis BBB- bonds contributed due to their strong yield profile and a significant flattening of the credit curve. Investor sponsorship of this sector improved markedly on the heels of selling pressure seen in late 2015/early 2016. Out-of-index holdings of legacy bonds (i.e. those issued prior to the financial crisis) contributed since positive loan-level outcomes and investor interest in short-duration; high yield investments pushed market prices higher. Out-of-index holdings of commercial mortgage-backed securities (CMBS) interest only (IO) strips contributed due to ongoing investor demand for the attractive cash flow and yield profile offered by these shorter duration securities.

Longer duration securities with maturities of 8-10 years detracted due to the rate sell-off, which was a result of negative mark-to-market pressures as interest rates rose. Holdings of certain AAA securities with longer durations detracted as the amount of carry generated by these high-quality, lower yielding securities was not enough to overcome the negative mark-to-market caused by the sell-off in interest rates. Holdings of a downgraded AA-rated bond detracted due to negative mark-to-market experienced by this security, related to specific retail collateral referenced in this issuance and the composition of remaining pool collateral.

* Securities described in the fund commentary may no longer be held in the fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017

		1-Year	Since Inception	Inception Date

Class A Shares	Excluding Sales Charge	1.75%	2.46%	12/31/14
	Including Sales Charge	-2.08%	1.00%

Total Investment Expense as shown in the 4/7/17 prospectus
	Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.05%		1.01%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: -2.20% (1-Year); 0.33% (Since Inception)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

Small-MidCap Dividend Income Fund

Investment Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?*

The investment primarily seeks to provide a relatively high level of current income and long-term growth of income, and secondarily long-term growth of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations at the time of each purchase. It invests in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, master limited partnerships, and royalty trusts.

Fidelity National Financial outperformed on strong earnings; increased residential purchases drove title business revenue and the segment also generated a wider margin. Harman contributed as a result of the announcement that it was acquired by Samsung Electronics. Avery Dennison outperformed on strong results, topping revenue and earnings estimates, growing sales organically and taking market share. AmTrust Financial Services was a top detractor over the past year, falling sharply due to a delayed filing and prior year restatements brought on by a change in auditor. B&G Foods underperformed on light financial results and fell further on news of Amazon buying Whole Foods, an announcement that rocked grocery stores and packaged food companies. Medical Properties Trust underperformed on concerns over the financial strength of a large tenant.

* Securities described in the fund commentary may no longer be held in the fund

Value of a $10,000 Investment* June 6, 2011 - August 31, 2017

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Global Investors, LLC has contractually agreed to limit the investment option’s expenses. See prospectus for details. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2017
						Extended
		1-Year	5-Year	Since	Inception	Performance
				Inception	Date	Inception
						Date
Class A Shares	Excluding Sales Charge	13.17%	13.61%	12.29%	6/6/11	-
	Including Sales Charge	6.95%	12.33%	11.28%
Class C Shares	Excluding Sales Charge	12.37%	12.70%	11.38%	6/14/12	6/6/11
	Including Sales Charge	11.37%	12.70%	11.38%

Total Investment Expense as shown in the 4/7/17 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.50%	1.50%
Class C Shares	2.27%	2.27%

Average annual total returns* including sales charge as of 6/30/17:
Class A Shares: 15.81% (1-year); 13.42% (5-year); 11.79% (since inception)
Class C Shares: 20.56% (1-year); 13.79% (5-year); 11.90% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s Institutional Class shares, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/11 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2017

					Dynamic Floating
			Diversified Real		Rate High
Amounts in thousands, except per share amounts	Blue Chip Fund		Asset Fund(a)		Income Fund(b)
Investment in securities--at cost	$1,360,689		$4,048,135		$10,422
Foreign currency--at cost	$–		$31,988		$–
Assets
Investment in securities--at value	$1,752,665		$4,260,647		$10,402
Foreign currency--at value	–		32,048		–
Cash	–		11,693		4
Deposits with counterparty	–		12,369		–
Receivables:
Dividends and interest	6,700		8,791		51
Expense reimbursement from Manager	8		249		18
Foreign currency contracts	–		10,286		–
Fund shares sold	1,017		3,597		–
Investment securities sold	1,738		24,433		602
OTC swap agreements--at value (premiums paid $0, $0 and $0)	–		5,819		–
Variation margin on futures	–		20,383		–
Variation margin on swaps	–		85		–
Total Assets	1,762,128		4,390,400		11,077
Liabilities
Accrued management and investment advisory fees	996		2,903		6
Accrued distribution fees	48		46		1
Accrued transfer agent fees	29		811		1
Accrued chief compliance officer fees	–		1		–
Accrued directors' expenses	5		8		2
Accrued professional fees	22		126		37
Accrued other expenses	19		105		7
Payables:
Foreign currency contracts	–		9,482		–
Fund shares redeemed	1,732		1,852		–
Investment securities purchased	1,019		59,987		1,001
Options and swaptions contracts written (premiums received $0, $526 and $0)	–		555		–
OTC swap agreements--at value (premiums received $0, $0 and $0)	–		234		–
Unrealized loss on unfunded loan commitments	–		–		–
Variation margin on futures	–		10,253		–
Variation margin on swaps	–		145		–
Total Liabilities	3,870		86,508		1,055
Net Assets Applicable to Outstanding Shares	$1,758,258		$4,303,892		$10,022
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,338,875		$4,409,412		$11,103
Accumulated undistributed (overdistributed) net investment income (loss)	2,238		59,615		5
Accumulated undistributed (overdistributed) net realized gain (loss)	25,169		(398,440)		(1,066)
Net unrealized appreciation (depreciation) of investments	391,976		232,351		(20)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		954		–
Total Net Assets	$1,758,258		$4,303,892		$10,022
Capital Stock (par value: $.01 per share):
Shares authorized	1,250,000		1,825,000		200,000
Net Asset Value Per Share:
Class A: Net Assets	$71,738		$118,212		$2,959
Shares Issued and Outstanding	3,603		10,250		320
Net Asset Value per share	$19.91		$11.53		$9.25
Maximum Offering Price	$21.07		$11.98		$9.61
Class C: Net Assets	$40,344		$24,940		N/A
Shares Issued and Outstanding	2,083		2,209
Net Asset Value per share	$19.37	(c)	$11.29	(c)
Class T: Net Assets	$11		N/A		N/A
Shares Issued and Outstanding	1
Net Asset Value per share	$20.08
Maximum Offering Price	$20.59
Institutional: Net Assets	$63,268		$2,591,713		$7,063
Shares Issued and Outstanding	3,147		224,072		759
Net Asset Value per share	$20.10		$11.57		$9.31
R-3: Net Assets	$337		$17		N/A
Shares Issued and Outstanding	17		1
Net Asset Value per share	$20.00		$11.53
R-4: Net Assets	$27		$11		N/A
Shares Issued and Outstanding	2		1
Net Asset Value per share	$20.05		$11.54
R-5: Net Assets	$83		$11		N/A
Shares Issued and Outstanding	4		1
Net Asset Value per share	$20.07		$11.56
R-6: Net Assets	$1,582,450		$1,568,988		N/A
Shares Issued and Outstanding	78,720		135,634
Net Asset Value per share	$20.10		$11.57

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	Effective June 6, 2017, Dynamic High Yield Explorer Fund changed its name to Dynamic Floating Rate High Income Fund.
(c)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2017
	Global Multi-		Global		International Small
Amounts in thousands, except per share amounts	Strategy Fund(a)		Opportunities Fund		Company Fund
Investment in securities--at cost	$2,846,127		$846,544		$874,237
Foreign currency--at cost	$9,522		$3,008		$1,686
Assets
Investment in securities--at value	$2,944,976		$960,814		$1,009,167
Foreign currency--at value	9,742		3,007		1,698
Cash	7,375		23		–
Deposits with counterparty	451,940		–		–
Receivables:
Dividends and interest	14,722		3,632		1,750
Expense reimbursement from Manager	173		11		21
Foreign currency contracts	29,936		–		–
Fund shares sold	3,721		47		28
Investment securities sold	149,269		2,346		2,947
OTC swap agreements--at value (premiums paid $3,263, $0 and $0)	18,583		–		–
Variation margin on futures	2,553		–		–
Variation margin on swaps	558		–		–
Total Assets	3,633,548		969,880		1,015,611
Liabilities
Accrued management and investment advisory fees	3,766		676		880
Accrued distribution fees	65		3		1
Accrued transfer agent fees	252		5		3
Accrued directors' expenses	8		3		6
Accrued professional fees	157		35		28
Accrued other expenses	137		36		67
Cash overdraft	–		–		34
Payables:
Dividends and interest on securities sold short	1,549		–		–
Foreign currency contracts	30,909		–		–
Fund shares redeemed	2,128		1,025		853
Investment securities purchased	122,399		14,687		6,064
Options and swaptions contracts written (premiums received $4,914, $0 and $0)	3,960		–		–
Reverse repurchase agreements	98,858		–		–
Short sales (proceeds received $495,494, $0 and $0)	510,982		–		–
OTC swap agreements--at value (premiums received $2,238, $0 and $0)	5,231		–		–
Unrealized loss on unfunded loan commitments	4		–		–
Variation margin on futures	2,635		–		–
Variation margin on swaps	671		–		–
Total Liabilities	783,711		16,470		7,936
Net Assets Applicable to Outstanding Shares	$2,849,837		$953,410		$1,007,675
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,727,040		$762,984		$853,372
Accumulated undistributed (overdistributed) net investment income (loss)	13,411		23,850		8,788
Accumulated undistributed (overdistributed) net realized gain (loss)	14,710		52,292		10,547
Net unrealized appreciation (depreciation) of investments	95,250		114,270		134,930
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(574)		14		38
Total Net Assets	$2,849,837		$953,410		$1,007,675
Capital Stock (par value: $.01 per share):
Shares authorized	1,650,000		650,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	$112,799		$4,555		$2,699
Shares Issued and Outstanding	10,001		350		223
Net Asset Value per share	$11.28		$13.01		$12.09
Maximum Offering Price	$11.72		$13.77		$12.79
Class C: Net Assets	$48,130		$1,880		N/A
Shares Issued and Outstanding	4,387		146
Net Asset Value per share	$10.97	(b)	$12.89	(b)
Institutional: Net Assets	$1,156,731		$946,975		$1,991
Shares Issued and Outstanding	101,541		72,115		164
Net Asset Value per share	$11.39		$13.13		$12.17
R-6: Net Assets	$1,532,177		N/A		$1,002,985
Shares Issued and Outstanding	134,463				82,163
Net Asset Value per share	$11.39				$12.21

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2017
	Multi-Manager
	Equity	Opportunistic		Origin Emerging
Amounts in thousands, except per share amounts	Long/Short Fund	Municipal Fund		Markets Fund
Investment in securities--at cost	$330,229	$121,237		$509,227
Foreign currency--at cost	$1,519	$–		$132
Assets
Investment in securities--at value	$346,267	$123,835		$698,156
Foreign currency--at value	1,509	–		131
Cash	–	2,350		–
Deposits with counterparty	104,238	–		1,102
Receivables:
Dividends and interest	448	1,394		1,392
Expense reimbursement from Manager	12	2		3
Foreign currency contracts	672	–		–
Fund shares sold	–	384		1,622
Investment securities sold	4,770	3,437		–
OTC swap agreements--at value (premiums paid $0, $0 and $0)	4,185	–		–
Variation margin on futures	289	–		11
Total Assets	462,390	131,402		702,417
Liabilities
Accrued management and investment advisory fees	429	49		682
Accrued distribution fees	–	21		–
Accrued transfer agent fees	1	14		4
Accrued custodian fees	–	–		63
Accrued directors' expenses	3	3		3
Accrued professional fees	27	28		27
Accrued other expenses	38	8		7
Cash overdraft	11,692	–		64
Payables:
Dividends payable	–	349		–
Dividends and interest on securities sold short	158	–		–
Foreign currency contracts	888	–		–
Fund shares redeemed	41	105		172
Interest expense and fees payable	–	11		–
Investment securities purchased	7,492	7,993		–
Short sales (proceeds received $110,562, $0 and $0)	117,530	–		–
OTC swap agreements--at value (premiums received $0, $0 and $0)	32	–		–
Variation margin on futures	250	–		–
Floating rate notes issued	–	5,965		–
Total Liabilities	138,581	14,546		1,022
Net Assets Applicable to Outstanding Shares	$323,809	$116,856		$701,395
Net Assets Consist of:
Capital shares and additional paid-in-capital	$301,724	$116,225		$671,582
Accumulated undistributed (overdistributed) net investment income (loss)	1,138	401		6,584
Accumulated undistributed (overdistributed) net realized gain (loss)	6,944	(2,368)		(166,617)
Net unrealized appreciation (depreciation) of investments	14,189	2,598		189,844
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(186)	–		2
Total Net Assets	$323,809	$116,856		$701,395
Capital Stock (par value: $.01 per share):
Shares authorized	400,000	550,000		425,000
Net Asset Value Per Share:
Class A: Net Assets	$113	$40,758		$3,003
Shares Issued and Outstanding	11	3,826		256
Net Asset Value per share	$10.57	$10.65		$11.74
Maximum Offering Price	$11.19	$11.06		$12.42
Class C: Net Assets	N/A	$14,301		N/A
Shares Issued and Outstanding		1,343
Net Asset Value per share		$10.65	(a)
Institutional: Net Assets	$80	$61,797		$35,584
Shares Issued and Outstanding	7	5,799		3,065
Net Asset Value per share	$10.62	$10.66		$11.61
R-6: Net Assets	$323,616	N/A		$662,808
Shares Issued and Outstanding	30,433			57,089
Net Asset Value per share	$10.63			$11.61

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2017
	Preferred		Real Estate	Real Estate Debt
Amounts in thousands, except per share amounts and Real Estate Allocation Fund	Securities Fund		Allocation Fund	Income Fund
Investment in securities--at cost	$5,285,792		$–	$189,932
Investment in affiliated Funds--at cost	$–		$1,503,865	$–
Investment in affiliated securities--at cost	$120,075		$–	$–
Assets
Investment in securities--at value	$5,693,466		$–	$190,665
Investment in affiliated Funds--at value	–		1,541,062	–
Investment in affiliated securities--at value	116,300		–	–
Cash	5,715		–	32
Receivables:
Dividends and interest	72,882		–	1,140
Expense reimbursement from Manager	9		8,473	9
Expense reimbursement from Distributor	1		–	–
Fund shares sold	13,545		941	3
Investment securities sold	1,096		–	–
Total Assets	5,903,014		1,550,476	191,849
Liabilities
Accrued management and investment advisory fees	3,480		–	90
Accrued administrative service fees	1		–	–
Accrued distribution fees	807		251	–
Accrued service fees	2		–	–
Accrued transfer agent fees	908		1,701	2
Accrued chief compliance officer fees	1		–	–
Accrued directors' expenses	9		2,295	3
Accrued professional fees	32		15,429	28
Accrued registration fees	–		4,197	–
Accrued other expenses	164		581	5
Payables:
Fund shares redeemed	7,243		–	156
Investment securities purchased	5,715		–	–
Options and swaptions contracts written (premiums received $1,384, $0 and $0)	861		–	–
Total Liabilities	19,223		24,454	284
Net Assets Applicable to Outstanding Shares	$5,883,791		$1,526,022	$191,565
Net Assets Consist of:
Capital shares and additional paid-in-capital	$5,431,379		$1,486,894	$190,806
Accumulated undistributed (overdistributed) net investment income (loss)	46,988		3,648	428
Accumulated undistributed (overdistributed) net realized gain (loss)	1,002		(1,717)	(402)
Net unrealized appreciation (depreciation) of investments	404,422		37,197	733
Total Net Assets	$5,883,791		$1,526,022	$191,565
Capital Stock (par value: $.01 per share):
Shares authorized	2,400,000		200,000,000	500,000
Net Asset Value Per Share:
Class A: Net Assets	$732,471		$1,205,791	$1,149
Shares Issued and Outstanding	69,543		118,518	117
Net Asset Value per share	$10.53		$10.17	$9.85
Maximum Offering Price	$10.94		$10.76	$10.23
Class C: Net Assets	$751,561		N/A	N/A
Shares Issued and Outstanding	71,452
Net Asset Value per share	$10.52	(a)
Class J: Net Assets	$51,417		N/A	N/A
Shares Issued and Outstanding	5,009
Net Asset Value per share	$10.26	(a)
Class T: Net Assets	$10		N/A	N/A
Shares Issued and Outstanding	1
Net Asset Value per share	$10.46
Maximum Offering Price	$10.73
Institutional: Net Assets	$3,817,309		$320,231	$2,109
Shares Issued and Outstanding	364,824		31,162	216
Net Asset Value per share	$10.46		$10.28	$9.74
R-1: Net Assets	$1,315		N/A	N/A
Shares Issued and Outstanding	126
Net Asset Value per share	$10.41
R-2: Net Assets	$1,760		N/A	N/A
Shares Issued and Outstanding	170
Net Asset Value per share	$10.35
R-3: Net Assets	$2,676		N/A	N/A
Shares Issued and Outstanding	257
Net Asset Value per share	$10.39
R-4: Net Assets	$1,304		N/A	N/A
Shares Issued and Outstanding	126
Net Asset Value per share	$10.37
R-5: Net Assets	$3,506		N/A	N/A
Shares Issued and Outstanding	336
Net Asset Value per share	$10.42
R-6: Net Assets	$520,462		N/A	$188,307
Shares Issued and Outstanding	49,766			19,329
Net Asset Value per share	$10.46			$9.74

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENT OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS,INC.
August 31, 2017

	Small-MidCap
	Dividend Income
Amounts in thousands, except per share amounts	Fund
Investment in securities--at cost	$2,725,520
Investment in affiliated securities--at cost	$50,743
Assets
Investment in securities--at value	$3,153,804
Investment in affiliated securities--at value	47,028
Receivables:
Dividends and interest	5,937
Expense reimbursement from Manager	252
Fund shares sold	5,927
Investment securities sold	8,410
Total Assets	3,221,358
Liabilities
Accrued management and investment advisory fees	2,050
Accrued distribution fees	203
Accrued transfer agent fees	623
Accrued directors' expenses	8
Accrued professional fees	25
Accrued other expenses	93
Payables:
Fund shares redeemed	3,157
Investment securities purchased	13,866
Total Liabilities	20,025
Net Assets Applicable to Outstanding Shares	$3,201,333
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,681,614
Accumulated undistributed (overdistributed) net investment income (loss)	9,730
Accumulated undistributed (overdistributed) net realized gain (loss)	85,419
Net unrealized appreciation (depreciation) of investments	424,569
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	1
Total Net Assets	$3,201,333
Capital Stock (par value: $.01 per share):
Shares authorized	1,900,000
Net Asset Value Per Share:
Class A: Net Assets	$232,872
Shares Issued and Outstanding	14,050
Net Asset Value per share	$16.57
Maximum Offering Price	$17.53
Class C: Net Assets	$178,599
Shares Issued and Outstanding	10,868
Net Asset Value per share	$16.43	(a)
Institutional: Net Assets	$2,179,792
Shares Issued and Outstanding	130,899
Net Asset Value per share	$16.65
R-6: Net Assets	$610,070
Shares Issued and Outstanding	36,626
Net Asset Value per share	$16.66

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2017

			Dynamic Floating
	Blue Chip	Diversified Real	Rate High
Amounts in thousands	Fund(a),(b),(c)	Asset Fund(c),(d)	Income Fund(e)
Net Investment Income (Loss)
Income:
Dividends	$23,685	$71,675	$14
Withholding tax	(256)	(2,859)	–
Interest	–	52,112	767
Total Income	23,429	120,928	781
Expenses:
Management and investment advisory fees	10,678	32,611	92
Distribution fees - Class A	126	380	18
Distribution fees - Class C	300	277	N/A
Registration fees - Class A	18	62	24
Registration fees - Class C	20	15	N/A
Registration fees - Class P	15	24	N/A
Registration fees - Class T	17	N/A	N/A
Registration fees - Institutional	16	128	24
Registration fees - R-6	19	26	N/A
Shareholder reports - Class A	13	138	2
Shareholder reports - Class C	6	9	N/A
Shareholder reports - Class P	2	84	N/A
Shareholder reports - Institutional	2	258	–
Shareholder reports - R-6	–	1	N/A
Transfer agent fees - Class A	78	510	11
Transfer agent fees - Class C	52	54	N/A
Transfer agent fees - Class P	9	57	N/A
Transfer agent fees - Class T	2	N/A	N/A
Transfer agent fees - Institutional	8	3,041	–
Chief compliance officer fees	3	7	–
Custodian fees	4	261	1
Directors' expenses	31	81	3
Professional fees	32	174	51
Other expenses	22	38	1
Total Gross Expenses	11,473	38,236	227
Less: Reimbursement from Manager - Class A	–	429	49
Less: Reimbursement from Manager - Class C	–	27	N/A
Less: Reimbursement from Manager - Class P	–	2	N/A
Less: Reimbursement from Manager - Class T	19	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	1,217	46
Less: Reimbursement from Manager - R-6	13	15	N/A
Total Net Expenses	11,441	36,546	132
Net Investment Income (Loss)	11,988	84,382	649

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	64,524	60,313	196
Foreign currency contracts	–	641	–
Foreign currency transactions	–	336	–
Futures contracts	–	(9,387)	–
Options and swaptions	–	3,258	–
Swap agreements	–	1,761	–
Net change in unrealized appreciation/(depreciation) of:
Investments	215,297	120,718	10
Foreign currency contracts	–	2,185	–
Futures contracts	–	14,768	–
Options and swaptions	–	(592)	–
Swap agreements	–	5,134	–
Translation of assets and liabilities in foreign currencies	–	183	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	279,821	199,318	206
Net Increase (Decrease) in Net Assets Resulting from Operations	$291,809	$283,700	$855

(a)	R-6 shares commenced operations on January 3, 2017.
(b)	Class T shares commenced operations on June 12, 2017.
(c)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(d)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(e)	Effective June 6, 2017, Dynamic High Yield Explorer Fund changed its name to Dynamic Floating Rate High Income Fund.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2017

		Global
	Global Multi-	Opportunities	International Small
Amounts in thousands	Strategy Fund(a),(b),(c)	Fund(c)	Company Fund(c),(d)
Net Investment Income (Loss)
Income:
Dividends	$25,017	$31,193	$15,317
Withholding tax	(890)	(1,439)	(1,457)
Interest	67,219	2	–
Total Income	91,346	29,756	13,860
Expenses:
Management and investment advisory fees	44,070	10,446	6,116
Distribution fees - Class A	319	12	5
Distribution fees - Class C	524	16	N/A
Registration fees - Class A	15	18	16
Registration fees - Class C	15	18	N/A
Registration fees - Class P	36	15	16
Registration fees - Institutional	56	14	33
Registration fees - R-6	19	N/A	20
Shareholder reports - Class A	27	2	1
Shareholder reports - Class C	8	1	N/A
Shareholder reports - Class P	22	–	–
Shareholder reports - Institutional	121	–	–
Transfer agent fees - Class A	93	20	15
Transfer agent fees - Class C	65	14	N/A
Transfer agent fees - Class P	223	–	–
Transfer agent fees - Institutional	737	1	6
Chief compliance officer fees	5	2	1
Custodian fees	384	90	126
Directors' expenses	58	26	15
Dividends and interest on securities sold short	15,195	–	–
Professional fees	219	68	43
Short sale fees	139	–	–
Other expenses	34	11	5
Reverse repurchase agreement interest expense	958	–	–
Total Gross Expenses	63,342	10,774	6,418
Less: Reimbursement from Manager	764	–	–
Less: Reimbursement from Manager - Class A	–	22	27
Less: Reimbursement from Manager - Class C	–	27	N/A
Less: Reimbursement from Manager - Class P	–	15	16
Less: Reimbursement from Manager - Institutional	69	6	–
Less: Reimbursement from Manager - R-6	40	N/A	50
Total Net Expenses	62,469	10,704	6,325
Net Investment Income (Loss)	28,877	19,052	7,535

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	113,079	106,759	22,019
Foreign currency contracts	(3,222)	–	–
Foreign currency transactions	(1,950)	(379)	(525)
Futures contracts	(12,934)	–	–
Options and swaptions	8,757	–	–
Short sales	(30,988)	–	–
Swap agreements	(6,146)	–	–
Net change in unrealized appreciation/(depreciation) of:
Investments	17,026	50,889	131,977
Foreign currency contracts	(3,842)	–	–
Futures contracts	9,548	–	–
Options and swaptions	(1,660)	–	–
Short sales	15,983	–	–
Swap agreements	5,284	–	–
Translation of assets and liabilities in foreign currencies	415	104	38
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	109,350	157,373	153,509
Net Increase (Decrease) in Net Assets Resulting from Operations	$138,227	$176,425	$161,044

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	R-6 shares commenced operations on June 12, 2017.
(c)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(d)	R-6 shares commenced operations on January 3, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2017

	Multi-Manager
	Equity Long/Short	Opportunistic	Origin Emerging
Amounts in thousands	Fund(a)	Municipal Fund(a)	Markets Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$5,875	$7	$18,164
Withholding tax	(170)	–	(2,024)
Interest	93	5,832	2
Total Income	5,798	5,839	16,142
Expenses:
Management and investment advisory fees	5,079	610	7,886
Distribution fees - Class A	–	107	2
Distribution fees - Class C	N/A	157	N/A
Registration fees - Class A	16	20	17
Registration fees - Class C	N/A	15	N/A
Registration fees - Class P	16	18	15
Registration fees - Institutional	17	16	20
Registration fees - R-6	17	N/A	15
Shareholder reports - Class A	1	1	1
Shareholder reports - Class C	N/A	1	N/A
Shareholder reports - Class P	–	2	–
Shareholder reports - Institutional	–	1	–
Shareholder reports - R-6	1	N/A	–
Transfer agent fees - Class A	10	20	10
Transfer agent fees - Class C	N/A	17	N/A
Transfer agent fees - Class P	–	24	–
Transfer agent fees - Institutional	–	4	11
Chief compliance officer fees	1	–	1
Custodian fees	118	2	180
Directors' expenses	8	4	14
Dividends and interest on securities sold short	2,095	–	–
Interest expense and fees	–	73	–
Professional fees	38	40	38
Short sale fees	578	–	–
Other expenses	13	6	13
Total Gross Expenses	8,008	1,138	8,223
Less: Reimbursement from Manager - Class A	27	–	27
Less: Reimbursement from Manager - Class C	N/A	16	N/A
Less: Reimbursement from Manager - Class P	16	–	16
Less: Reimbursement from Manager - Institutional	17	13	–
Less: Reimbursement from Manager - R-6	98	N/A	14
Total Net Expenses	7,850	1,109	8,166
Net Investment Income (Loss)	(2,052)	4,730	7,976

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	29,029	(1,000)	32,117
Foreign currency contracts	335	–	–
Foreign currency transactions	(1,663)	–	(1,275)
Futures contracts	(5,853)	–	1,432
Options and swaptions	171	–	–
Short sales	(11,145)	–	–
Swap agreements	4,737	–	–
Net change in unrealized appreciation/(depreciation) of:
Investments	10,015	(5,547)	120,840
Foreign currency contracts	(302)	–	–
Futures contracts	1,887	–	1,054
Short sales	(6,358)	–	–
Swap agreements	3,767	–	–
Translation of assets and liabilities in foreign currencies	95	–	(4)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	24,715	(6,547)	154,164
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,663	$(1,817)	$162,140

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2017

	Preferred Securities	Real Estate	Real Estate Debt
Amounts in thousands, except Real Estate Allocation Fund	Fund(a),(b),(c)	Allocation Fund	Income Fund(a),(c)
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$–	$41,144	$–
Dividends from affiliated securities	9,140	–	–
Dividends	86,936	–	20
Interest	236,313	–	7,307
Total Income	332,389	41,144	7,327
Expenses:
Management and investment advisory fees	39,338	N/A	954
Distribution fees - Class A	1,942	2,539	2
Distribution fees - Class C	7,926	N/A	N/A
Distribution fees - Class J	74	N/A	N/A
Distribution fees - R-1	5	N/A	N/A
Distribution fees - R-2	4	N/A	N/A
Distribution fees - R-3	8	N/A	N/A
Distribution fees - R-4	2	N/A	N/A
Administrative service fees - R-1	4	N/A	N/A
Administrative service fees - R-2	3	N/A	N/A
Administrative service fees - R-3	2	N/A	N/A
Administrative service fees - R-4	1	N/A	N/A
Registration fees - Class A	53	17,972	18
Registration fees - Class C	29	N/A	N/A
Registration fees - Class J	15	N/A	N/A
Registration fees - Class P	73	N/A	16
Registration fees - Class T	17	N/A	N/A
Registration fees - Institutional	170	17,572	20
Registration fees - R-6	19	N/A	19
Service fees - R-1	4	N/A	N/A
Service fees - R-2	4	N/A	N/A
Service fees - R-3	7	N/A	N/A
Service fees - R-4	5	N/A	N/A
Service fees - R-5	9	N/A	N/A
Shareholder reports - Class A	108	1,866	–
Shareholder reports - Class C	83	N/A	N/A
Shareholder reports - Class J	18	N/A	N/A
Shareholder reports - Class P	87	N/A	–
Shareholder reports - Institutional	221	98	–
Transfer agent fees - Class A	717	12,447	11
Transfer agent fees - Class C	795	N/A	N/A
Transfer agent fees - Class J	53	N/A	N/A
Transfer agent fees - Class P	1,396	N/A	–
Transfer agent fees - Class T	3	N/A	N/A
Transfer agent fees - Institutional	1,414	319	3
Chief compliance officer fees	10	2	–
Custodian fees	37	–	2
Directors' expenses	107	2,329	6
Professional fees	44	24,500	40
Other expenses	67	1,213	5
Total Gross Expenses	54,874	80,857	1,096
Less: Reimbursement from Manager - Class A	–	51,709	29
Less: Reimbursement from Manager - Class P	–	N/A	16
Less: Reimbursement from Manager - Class T	20	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	23,677	–
Less: Reimbursement from Manager - R-6	13	N/A	25
Less: Reimbursement from Distributor - Class J	13	N/A	N/A
Total Net Expenses	54,828	5,471	1,026
Net Investment Income (Loss)	277,561	35,673	6,301

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(117,445)	–	(402)
Investment transactions in affiliated Funds	–	(1,685)	–
Investment transactions in affiliated securities	413	–	–
Futures contracts	70,020	–	–
Options and swaptions	79,581	–	–
Capital gain distribution received from affiliated Funds	–	1,644	–
Net change in unrealized appreciation/(depreciation) of:
Investments	87,690	–	(1,314)
Investments in affiliated Funds	–	8,873	–
Investment in affiliated securities	(2,903)	–	–
Options and swaptions	(1,829)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	115,527	8,832	(1,716)
Net Increase (Decrease) in Net Assets Resulting from Operations	$393,088	$44,505	$4,585

(a)	R-6 shares commenced operations on January 3, 2017.
(b)	Class T shares commenced operations on June 12, 2017.
(c)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS,INC.
Year Ended August 31, 2017

Small-MidCap
Dividend Income
Amounts in thousands	Fund(a),(b)
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$2,533
Dividends	95,845
Withholding tax	(634)
Interest	9
Total Income	97,753
Expenses:
Management and investment advisory fees	22,299
Distribution fees - Class A	625
Distribution fees - Class C	1,840
Registration fees - Class A	48
Registration fees - Class C	23
Registration fees - Class P	79
Registration fees - Institutional	111
Registration fees - R-6	20
Shareholder reports - Class A	33
Shareholder reports - Class C	26
Shareholder reports - Class P	44
Shareholder reports - Institutional	194
Transfer agent fees - Class A	296
Transfer agent fees - Class C	234
Transfer agent fees - Class P	662
Transfer agent fees - Institutional	1,608
Chief compliance officer fees	5
Custodian fees	15
Directors' expenses	58
Professional fees	36
Other expenses	26
Total Gross Expenses	28,282
Less: Reimbursement from Manager - Institutional	454
Less: Reimbursement from Manager - R-6	13
Total Net Expenses	27,815
Net Investment Income (Loss)	69,938

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	172,396
Foreign currency transactions	15
Net change in unrealized appreciation/(depreciation) of:
Investments	118,551
Investment in affiliated securities	(3,106)
Translation of assets and liabilities in foreign currencies	3
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	287,859
Net Increase (Decrease) in Net Assets Resulting from Operations	$357,797

(a)	R-6 shares commenced operations on January 3, 2017.
(b)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Blue Chip Fund
											Year Ended		Year Ended
											August 31, 2017		August 31, 2016
Operations
Net investment income (loss)											$	11,988	$3,699
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												64,524	14,125
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												215,297	121,600
			Net Increase (Decrease) in Net Assets Resulting from Operations									291,809	139,424

Dividends and Distributions to Shareholders
From net investment income												(6,795)	(5,301)
From net realized gain on investments												(8,486)	(24,809)
							Total Dividends and Distributions					(15,281)	(30,110)

Capital Share Transactions
Net increase (decrease) in capital share transactions												148,658	(41,971)
						Total Increase (Decrease) in Net Assets						425,186	67,343

Net Assets
Beginning of period												1,333,072	1,265,729
End of period (including undistributed net investment income as set forth below)												$1,758,258	$1,333,072
Undistributed (overdistributed) net investment income (loss)											$	2,238	$2,173

	Class A		Class C	Class P(a)		Class T	Institutional		R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended August 31, 2017(b),(c)
Dollars:
Sold	$37,173		$18,709	$18,679		$10	$381,672		$309	$75	$79	$1,630,602
Reinvested	210		143	181		–	14,736		–	–	–	–
Redeemed	(11,281)		(5,385)		(39,436)	–	(1,784,271)		–	(63)	(13)	(113,471)
Net Increase (Decrease)	$26,102		$13,467	$(20,576	) $	10	$(1,387,863	) $	309	$12	$66	$1,517,131
Shares:
Sold	2,063		1,069	1,048		1	21,899		16	4	4	84,553
Reinvested	12		8	10		–	858		–	–	–	–
Redeemed	(643)		(308)		(2,089)	–	(93,549)		–	(3)	(1)	(5,833)
Net Increase (Decrease)	1,432		769		(1,031)	1	(70,792)		16	1	3	78,720
Year Ended August 31, 2016(d)
Dollars:
Sold	$19,421		$12,276	$17,498		N/A	$45,737		$10	$10	$10	N/A
Reinvested	524		288	364		N/A	28,919		–	–	–	N/A
Redeemed	(6,850)		(4,435)		(8,204)	N/A	(147,539)		–	–	–	N/A
Net Increase (Decrease)	$13,095		$8,129	$9,658		N/A	$(72,883	) $	10	$10	$10	N/A
Shares:
Sold	1,248		803	1,109		N/A	2,959		1	1	1	N/A
Reinvested	34		19	23		N/A	1,852		–	–	–	N/A
Redeemed	(440)		(290)		(543)	N/A	(9,322)		–	–	–	N/A
Net Increase (Decrease)	842		532	589		N/A	(4,511)		1	1	1	N/A

Distributions:
Year Ended August 31, 2017(b),(c)
From net investment income $	– $		–	$(68	) $	–	$(6,727	) $	–	$–	$–	$–
From net realized gain on
investments	(212)		(143)		(114)	–	(8,017)		–	–	–	–
Total Dividends and Distributions $	(212	) $	(143)	$(182	) $	–	$(14,744	) $	–	$–	$–	$–
Year Ended August 31, 2016(d)
From net investment income $	(11	) $	–		$(59)	N/A	$(5,231	) $	–	$–	$–	N/A
From net realized gain on
investments	(518)		(288)		(305)	N/A	(23,698)		–	–	–	N/A
Total Dividends and Distributions $	(529	) $	(288)		$(364)	N/A	$(28,929	) $	–	$–	$–	N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from June 12, 2017, date operations commenced, through August 31, 2017 for Class T shares.
(c)	Period from January 3, 2017, date operations commenced, through August 31, 2017 for R-6 shares.
(d)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for R-3, R-4 and R-5 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Diversified Real Asset Fund(a)
												Year Ended		Year Ended
												August 31, 2017		August 31, 2016
Operations
Net investment income (loss)													$84,382	$72,020
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													56,922	(351,578)
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													142,396	246,705
			Net Increase (Decrease) in Net Assets Resulting from Operations										283,700	(32,853)

Dividends and Distributions to Shareholders
From net investment income													(96,628)	(36,288)
									Total Dividends and Distributions				(96,628)	(36,288)

Capital Share Transactions
Net increase (decrease) in capital share transactions													400,632	91,017
							Total Increase (Decrease) in Net Assets						587,704	21,876

Net Assets
Beginning of period													3,716,188	3,694,312
End of period (including undistributed net investment income as set forth below)													$4,303,892	$3,716,188
Undistributed (overdistributed) net investment income (loss)													$59,615	$93,211
	Class A		Class C		Class P(b)		Institutional		R-3	R-4	R-5	R-6
Capital Share Transactions:
Year Ended August 31, 2017
Dollars:
Sold	$72,569		$2,941		$84,028		$ 1,304,280 $		13	$–	$–	$1,535,262
Reinvested	4,231		310		2,521		85,946		–	–	–	714
Redeemed	(175,184)		(10,801)		(238,865)		(2,219,569)		(9)	–	–	(47,755)
Net Increase (Decrease)	$(98,384	) $	(7,550) $		(152,316) $		(829,343) $		4	$–	$–	$1,488,221
Shares:
Sold	6,556		271		7,597		117,575		1	–	–	137,106
Reinvested	394		29		234		7,995		–	–	–	66
Redeemed	(15,756)		(993)		(21,397)		(198,751)		(1)	–	–	(4,209)
Net Increase (Decrease)	(8,806)		(693)		(13,566)		(73,181)		–	–	–	132,963
Year Ended August 31, 2016(c)
Dollars:
Sold	$165,599		$3,159		$ 110,867		$ 1,235,726		$10	$10	$10	$53,784
Reinvested	451		–		2,773		31,461		–	–	–	18
Redeemed	(60,549)		(16,070)		(342,462)		(1,067,664)		–	–	–	(26,106)
Net Increase (Decrease)	$105,501		$ (12,911)		$ (228,822)		$199,523		$10	$10	$10	$27,696
Shares:
Sold	14,973		305		10,380		116,270		1	1	1	4,976
Reinvested	43		–		266		3,011		–	–	–	2
Redeemed	(5,733)		(1,547)		(32,473)		(101,291)		–	–	–	(2,379)
Net Increase (Decrease)	9,283		(1,242)		(21,827)		17,990		1	1	1	2,599

Distributions:
Year Ended August 31, 2017
From net investment income $	(4,313	) $	(369	) $	(3,760	) $	(87,472	) $	–	$–	$–	$(714)
From net realized gain on
investments	–		–		–		–		–	–	–	–
Total Dividends and Distributions $	(4,313	) $	(369	) $	(3,760	) $	(87,472	) $	–	$–	$–	$(714)
Year Ended August 31, 2016(c)
From net investment income $	(471	) $	– $		(2,999	) $	(32,800	) $	–	$–	$–	$(18)
From net realized gain on
investments	–		–		–		–		–	–	–	–
Total Dividends and Distributions $	(471	) $	– $		(2,999	) $	(32,800	) $	–	$–	$–	$(18)

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(c)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for R-3, R-4 and R-5 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

				Dynamic Floating Rate
Amounts in thousands				High Income Fund(a)
				Year Ended	Year Ended
				August 31, 2017	August 31, 2016
Operations
Net investment income (loss)				$649	$696
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				196	(906)
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				10	582
			Net Increase (Decrease) in Net Assets Resulting from Operations	855	372

Dividends and Distributions to Shareholders
From net investment income				(635)	(751)
			Total Dividends and Distributions	(635)	(751)

Capital Share Transactions
Net increase (decrease) in capital share transactions				(4,364)	(277)
			Total Increase (Decrease) in Net Assets	(4,144)	(656)

Net Assets
Beginning of period				14,166	14,822
End of period (including undistributed net investment income as set forth below)				$10,022	$14,166
Undistributed (overdistributed) net investment income (loss)				$5	$(10)
	Class A		Institutional
Capital Share Transactions:
Year Ended August 31, 2017
Dollars:
Sold	$704		$67
Reinvested	27		2
Redeemed	(5,154)		(10)
Net Increase (Decrease)	$(4,423	) $	59
Shares:
Sold	76		8
Reinvested	3		–
Redeemed	(554)		(1)
Net Increase (Decrease)	(475)		7
Year Ended August 31, 2016
Dollars:
Sold	$118		$15
Reinvested	18		1
Redeemed	(422)		(7)
Net Increase (Decrease)	$(286	) $	9
Shares:
Sold	13		2
Reinvested	2		–
Redeemed	(45)		(1)
Net Increase (Decrease)	(30)		1

Distributions:
Year Ended August 31, 2017
From net investment income $	(314	) $	(321)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(314	) $	(321)
Year Ended August 31, 2016
From net investment income $	(380	) $	(371)
From net realized gain on
investments	–		–
Total Dividends and Distributions $	(380	) $	(371)

(a)	Effective June 6, 2017, Dynamic High Yield Explorer Fund changed its name to Dynamic Floating Rate High Income Fund.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Global Multi-Strategy Fund(a)
										Year Ended	Year Ended
										August 31, 2017	August 31, 2016
Operations
Net investment income (loss)										$28,877	$12,320
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										66,596	(2,516)
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										42,754	36,234
			Net Increase (Decrease) in Net Assets Resulting from Operations							138,227	46,038

Dividends and Distributions to Shareholders
From net investment income										(3,555)	(24,184)
From net realized gain on investments										–	(64,579)
									Total Dividends and Distributions	(3,555)	(88,763)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(38,863)	(408,924)
							Total Increase (Decrease) in Net Assets			95,809	(451,649)

Net Assets
Beginning of period										2,754,028	3,205,677
End of period (including undistributed net investment income as set forth below)										$2,849,837	$2,754,028
Undistributed (overdistributed) net investment income (loss)										$13,411	$(2,623)
	Class A		Class C		Class P(b)		Institutional		R-6
Capital Share Transactions:
Year Ended August 31, 2017(c)
Dollars:
Sold	$38,628		$6,347		$91,863		$ 815,966		$1,562,901
Reinvested	–		–		70		2,864		–
Redeemed	(76,964)		(16,739)		(390,387)		(2,028,854)		(44,558)
Net Increase (Decrease)	$(38,336)		$ (10,392)		$ (298,454)		$(1,210,024)		$1,518,343
Shares:
Sold	3,530		594		8,351		73,220		138,394
Reinvested	–		–		6		262		–
Redeemed	(7,024)		(1,561)		(34,884)		(180,477)		(3,931)
Net Increase (Decrease)	(3,494)		(967)		(26,527)		(106,995)		134,463
Year Ended August 31, 2016
Dollars:
Sold	$71,294		$16,274		$ 168,441		$ 722,819		N/A
Reinvested	4,173		1,208		6,741		63,629		N/A
Redeemed	(111,180)		(20,162)		(166,821)		(1,165,340)		N/A
Net Increase (Decrease)	$(35,713	) $	(2,680	) $	8,361		$ (378,892)		N/A
Shares:
Sold	6,722		1,550		15,780		67,670		N/A
Reinvested	395		116		635		5,972		N/A
Redeemed	(10,450)		(1,934)		(15,732)		(108,839)		N/A
Net Increase (Decrease)	(3,333)		(268)		683		(35,197)		N/A

Distributions:
Year Ended August 31, 2017(c)
From net investment income $	– $		– $		(93	) $	(3,462	) $	–
From net realized gain on
investments	–		–		–		–		–
Total Dividends and Distributions $	– $		– $		(93	) $	(3,462	) $	–
Year Ended August 31, 2016
From net investment income $	(889	) $	– $		(2,416	) $	(20,879)		N/A
From net realized gain on
investments	(3,482)		(1,372)		(6,513)		(53,212)		N/A
Total Dividends and Distributions $	(4,371	) $	(1,372	) $	(8,929	) $	(74,091)		N/A

(a)	Consolidated financial statement, see "Basis for Consolidation" in Notes to Financial Statements.
(b)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(c)	Period from June 12, 2017, date operations commenced, through August 31, 2017 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Opportunities Fund
								Year Ended	Year Ended
								August 31, 2017	August 31, 2016
Operations
Net investment income (loss)								$19,052	$19,485
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								106,380	(15,503)
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								50,993	36,978
			Net Increase (Decrease) in Net Assets Resulting from Operations					176,425	40,960

Dividends and Distributions to Shareholders
From net investment income								(22,466)	(17,170)
From net realized gain on investments								–	(11,153)
							Total Dividends and Distributions	(22,466)	(28,323)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(528,148)	52,905
							Total Increase (Decrease) in Net Assets	(374,189)	65,542

Net Assets
Beginning of period								1,327,599	1,262,057
End of period (including undistributed net investment income as set forth below)								$953,410	$1,327,599
Undistributed (overdistributed) net investment income (loss)								$23,850	$18,782
	Class A		Class C		Class P(a)		Institutional
Capital Share Transactions:
Year Ended August 31, 2017
Dollars:
Sold	$1,113		$669		$42		$62,847
Reinvested	49		3		1		22,413
Redeemed	(2,107)		(591)		(214)		(612,373)
Net Increase (Decrease)	$(945	) $	81		$(171)		$ (527,113)
Shares:
Sold	94		56		4		5,278
Reinvested	4		–		–		1,968
Redeemed	(179)		(51)		(18)		(49,338)
Net Increase (Decrease)	(81)		5		(14)		(42,092)
Year Ended August 31, 2016
Dollars:
Sold	$1,942		$645		$237		$ 293,433
Reinvested	70		17		11		28,218
Redeemed	(1,179)		(614)		(879)		(268,996)
Net Increase (Decrease)	$833		$48		$(631	) $	52,655
Shares:
Sold	172		57		21		26,081
Reinvested	6		1		1		2,433
Redeemed	(104)		(55)		(78)		(23,864)
Net Increase (Decrease)	74		3		(56)		4,650

Distributions:
Year Ended August 31, 2017
From net investment income $	(49	) $	(3	) $	(1	) $	(22,413)
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(49	) $	(3	) $	(1	) $	(22,413)
Year Ended August 31, 2016
From net investment income $	(35	) $	(2	) $	(7	) $	(17,126)
From net realized gain on
investments	(38)		(16)		(5)		(11,094)
Total Dividends and Distributions $	(73	) $	(18	) $	(12	) $	(28,220)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							International Small Company Fund
							Year Ended	Year Ended
							August 31, 2017	August 31, 2016
Operations
Net investment income (loss)							$7,535	$410
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							21,494	(2,618)
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							132,015	2,898
			Net Increase (Decrease) in Net Assets Resulting from Operations				161,044	690

Dividends and Distributions to Shareholders
From net investment income							(1,380)	(181)
						Total Dividends and Distributions	(1,380)	(181)

Capital Share Transactions
Net increase (decrease) in capital share transactions							677,042	157,298
						Total Increase (Decrease) in Net Assets	836,706	157,807

Net Assets
Beginning of period							170,969	13,162
End of period (including undistributed net investment income as set forth below)							$1,007,675	$170,969
Undistributed (overdistributed) net investment income (loss)							$8,788	$406

	Class A		Class P(a)	Institutional		R-6
Capital Share Transactions:
Year Ended August 31, 2017(b)
Dollars:
Sold	$1,332	$	– $	607,275		$1,000,830
Reinvested	2		–	1,378		–
Redeemed	(1,095)		(184)	(886,001)		(46,495)
Net Increase (Decrease)	$239		$(184)	$ (277,348)		$ 954,335
Shares:
Sold	123		–	60,155		86,092
Reinvested	–		–	142		–
Redeemed	(107)		(16)	(77,241)		(3,929)
Net Increase (Decrease)	16		(16)	(16,944)		82,163
Year Ended August 31, 2016
Dollars:
Sold	$1,165	$	– $	167,975		N/A
Reinvested	26		–	64		N/A
Redeemed	(4,764)		(4,232)	(2,936)		N/A
Net Increase (Decrease)	$(3,573	) $	(4,232)	$ 165,103		N/A
Shares:
Sold	123		–	17,079		N/A
Reinvested	3		–	7		N/A
Redeemed	(489)		(432)	(329)		N/A
Net Increase (Decrease)	(363)		(432)	16,757		N/A

Distributions:
Year Ended August 31, 2017(b)
From net investment income $	(2	) $	–	$(1,378	) $	–
From net realized gain on
investments	–		–	–		–
Total Dividends and Distributions $	(2	) $	–	$(1,378	) $	–
Year Ended August 31, 2016
From net investment income $	(74	) $	(43)	$(64)		N/A
From net realized gain on
investments	–		–	–		N/A
Total Dividends and Distributions $	(74	) $	(43)	$(64)		N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from January 3, 2017, date operations commenced, through August 31, 2017 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

					Multi-Manager
Amounts in thousands					Equity Long/Short Fund
					Year Ended	Period Ended
					August 31, 2017	August 31, 2016(a)
Operations
Net investment income (loss)					$(2,052)	$(884)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					15,611	(2,195)
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					9,104	4,899
		Net Increase (Decrease) in Net Assets Resulting from Operations			22,663	1,820

Dividends and Distributions to Shareholders
From net investment income					(1,488)	–
From net realized gain on investments					(910)	–
				Total Dividends and Distributions	(2,398)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions					(22,518)	324,242
				Total Increase (Decrease) in Net Assets	(2,253)	326,062

Net Assets
Beginning of period					326,062	–
End of period (including undistributed net investment income as set forth below)					$323,809	$326,062
Undistributed (overdistributed) net investment income (loss)					$1,138	$881
	Class A	Class P(b)	Institutional	R-6
Capital Share Transactions:
Year Ended August 31, 2017
Dollars:
Sold	$108	$–	$107	$7,606
Reinvested	1	–	–	2,396
Redeemed	(56)	(11)	(41)	(32,628)
Net Increase (Decrease)	$53	$(11)	$66	$(22,626)
Shares:
Sold	10	–	10	748
Reinvested	–	–	–	236
Redeemed	(5)	(1)	(4)	(3,170)
Net Increase (Decrease)	5	(1)	6	(2,186)

Period Ended August 31, 2016(a)
Dollars:
Sold	$55	$10	$10	$324,461
Redeemed	–	–	–	(294)
Net Increase (Decrease)	$55	$10	$10	$324,167
Shares:
Sold	6	1	1	32,648
Redeemed	–	–	–	(29)
Net Increase (Decrease)	6	1	1	32,619

Distributions:
Year Ended August 31, 2017
From net investment income $	(1)	$–	$–	$(1,487)
From net realized gain on
investments	–	–	–	(910)
Total Dividends and Distributions $	(1)	$–	$–	$(2,397)

Period Ended August 31, 2016(a)
From net investment income $	–	$–	$–	$–
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–

(a)	Period from March 31, 2016, date operations commenced, through August 31, 2016.
(b)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Opportunistic Municipal Fund
								Year Ended	Year Ended
								August 31, 2017	August 31, 2016
Operations
Net investment income (loss)								$4,730	$3,418
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								(1,000)	111
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(5,547)	7,099
			Net Increase (Decrease) in Net Assets Resulting from Operations					(1,817)	10,628

Dividends and Distributions to Shareholders
From net investment income								(4,463)	(3,302)
							Total Dividends and Distributions	(4,463)	(3,302)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(17,168)	84,228
							Total Increase (Decrease) in Net Assets	(23,448)	91,554

Net Assets
Beginning of period								140,304	48,750
End of period (including undistributed net investment income as set forth below)								$116,856	$140,304
Undistributed (overdistributed) net investment income (loss)								$401	$206
	Class A		Class C		Class P(a)		Institutional
Capital Share Transactions:
Year Ended August 31, 2017
Dollars:
Sold	$22,606		$2,272		$21,394		$62,363
Reinvested	1,393		237		1,820		480
Redeemed	(30,169)		(4,049)		(90,423)		(5,092)
Net Increase (Decrease)	$(6,170	) $	(1,540)		$ (67,209)		$ 57,751
Shares:
Sold	2,164		217		2,049		5,922
Reinvested	134		23		175		45
Redeemed	(2,933)		(389)		(8,655)		(495)
Net Increase (Decrease)	(635)		(149)		(6,431)		5,472
Year Ended August 31, 2016
Dollars:
Sold	$34,745		$6,664		$60,056		$3,504
Reinvested	952		145		1,663		35
Redeemed	(11,821)		(1,261)		(10,429)		(25)
Net Increase (Decrease)	$23,876		$5,548		$51,290		$3,514
Shares:
Sold	3,260		629		5,653		325
Reinvested	89		13		155		3
Redeemed	(1,100)		(118)		(973)		(2)
Net Increase (Decrease)	2,249		524		4,835		326

Distributions:
Year Ended August 31, 2017
From net investment income $	(1,547	) $	(451	) $	(1,978	) $	(487)
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(1,547	) $	(451	) $	(1,978	) $	(487)
Year Ended August 31, 2016
From net investment income $	(1,245	) $	(358	) $	(1,664	) $	(35)
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(1,245	) $	(358	) $	(1,664	) $	(35)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Origin Emerging Markets Fund
							Year Ended	Year Ended
							August 31, 2017	August 31, 2016
Operations
Net investment income (loss)							$7,976	$6,692
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							32,274	(132,606)
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							121,890	178,404
			Net Increase (Decrease) in Net Assets Resulting from Operations				162,140	52,490

Dividends and Distributions to Shareholders
From net investment income							(5,516)	(7,563)
						Total Dividends and Distributions	(5,516)	(7,563)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(233,874)	(82,612)
						Total Increase (Decrease) in Net Assets	(77,250)	(37,685)

Net Assets
Beginning of period							778,645	816,330
End of period (including undistributed net investment income as set forth below)							$701,395	$778,645
Undistributed (overdistributed) net investment income (loss)							$6,584	$5,349
	Class A		Class P(a)	Institutional		R-6
Capital Share Transactions:
Year Ended August 31, 2017
Dollars:
Sold	$2,533		$102	$57,086		$ 608,797
Reinvested	1		–	5,514		–
Redeemed	(197)		(117)	(884,582)		(23,011)
Net Increase (Decrease)	$2,337		$(15)	$(821,982)		$ 585,786
Shares:
Sold	231		10	6,235		59,240
Reinvested	–		–	677		–
Redeemed	(19)		(11)	(90,587)		(2,161)
Net Increase (Decrease)	212		(1)	(83,675)		57,079
Year Ended August 31, 2016(b)
Dollars:
Sold	$270		$10	$209,412		$–
Reinvested	2		–	7,559		–
Redeemed	(102)		–	(299,763)		–
Net Increase (Decrease)	$170		$10	$(82,792	) $	–
Shares:
Sold	32		1	26,073		–
Reinvested	–		–	914		–
Redeemed	(13)		–	(37,173)		–
Net Increase (Decrease)	19		1	(10,186)		–

Distributions:
Year Ended August 31, 2017
From net investment income $	(1	) $	–	$(5,514	) $	(1)
From net realized gain on
investments	–		–	–		–
Total Dividends and Distributions $	(1	) $	–	$(5,514	) $	(1)
Year Ended August 31, 2016(b)
From net investment income $	(3	) $	–	$(7,559	) $	(1)
From net realized gain on
investments	–		–	–		–
Total Dividends and Distributions $	(3	) $	–	$(7,559	) $	(1)

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from March 29, 2016, date operations commenced, through August 31, 2016 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														Preferred Securities Fund
														Year Ended				Year Ended
												August 31, 2017						August 31, 2016
Operations
Net investment income (loss)														$277,561				$255,205
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														32,569						53,012
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														82,958						51,582
		Net Increase (Decrease) in Net Assets Resulting from Operations												393,088				359,799

Dividends and Distributions to Shareholders
From net investment income														(262,117)				(246,710)
From net realized gain on investments														(49,533)				(42,753)
							Total Dividends and Distributions							(311,650)				(289,463)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(25,317)				939,469
					Total Increase (Decrease) in Net Assets									56,121				1,009,805

Net Assets
Beginning of period														5,827,670				4,817,865
End of period (including undistributed net investment income as set forth below)														$5,883,791				$5,827,670
Undistributed (overdistributed) net investment income (loss)														$46,988						$23,900
	Class A	Class C	Class J		Class P(a)		Class T	Institutional		R-1		R-2		R-3		R-4		R-5		R-6
Capital Share Transactions:
Year Ended August 31, 2017(b),(c)
Dollars:
Sold	$252,923	$76,787	$8,563		$ 580,876		$ 10	$ 2,706,601		$318		$841		$940		$2,471		$891		$ 525,198
Reinvested	36,474	27,050	2,735		44,825		–	97,484		77		51		155		108		200		6,123
Redeemed	(448,696)	(221,991)	(10,742)		(2,224,218)		–	(1,472,413)		(672)		(397)		(1,753)		(2,756)		(1,850)		(11,530)
Net Increase (Decrease)	$(159,299) $	(118,154) $	556		$(1,598,517)		$10	$ 1,331,672		$(277	) $	495		$(658	) $	(177	) $	(759)		$ 519,791
Shares:
Sold	24,556	7,465	853		57,277		1	261,046		32		83		92		248		87		50,283
Reinvested	3,571	2,653	274		4,447		–	9,567		8		5		15		11		20		587
Redeemed	(43,819)	(21,653)	(1,075)		(215,132)		–	(143,157)		(67)		(39)		(174)		(270)		(182)		(1,104)
Net Increase (Decrease)	(15,692)	(11,535)	52		(153,408)		1	127,456		(27)		49		(67)		(11)		(75)		49,766
Year Ended August 31, 2016
Dollars:
Sold	$475,347	$ 173,695	$ 14,119		$821,293		N/A $	1,295,888		$669		$473		$926		$1,765		$1,163		N/A
Reinvested	37,931	26,703	2,686		48,835		N/A	67,652		81		75		196		76		220		N/A
Redeemed	(354,083)	(124,635)	(10,649)		(662,446)		N/A	(872,625)		(535)		(890)		(1,597)		(1,986)		(878)		N/A
Net Increase (Decrease)	$159,195	$75,763	$6,156		$ 207,682		N/A $	490,915		$215		$(342	) $	(475	) $	(145	) $	505		N/A
Shares:
Sold	46,776	17,121	1,417		81,437		N/A	128,129		67		47		92		175		115		N/A
Reinvested	3,737	2,634	271		4,843		N/A	6,701		8		8		20		8		22		N/A
Redeemed	(34,858)	(12,283)	(1,075)		(65,989)		N/A	(86,387)		(53)		(88)		(159)		(199)		(87)		N/A
Net Increase (Decrease)	15,655	7,472	613		20,291		N/A	48,443		22		(33)		(47)		(16)		50		N/A

Distributions:
Year Ended August 31, 2017(b),(c)
From net investment
income	$(34,912) $ (29,885) $		(2,323	) $	(55,857	) $	– $	(132,502	) $	(62	) $	(61	) $	(128	) $	(95	) $	(169	) $	(6,123)
From net realized gain on
investments	(7,274)	(7,181)	(435)		(13,549)		–	(20,994)		(16)		(11)		(29)		(13)		(31)		–
Total Dividends and
Distributions	$(42,186) $ (37,066) $		(2,758	) $	(69,406	) $	– $	(153,496	) $	(78	) $	(72	) $	(157	) $	(108	) $	(200	) $	(6,123)
Year Ended August 31, 2016
From net investment
income	$(37,554) $ (31,583) $		(2,287	) $	(67,845)		N/A $	(106,888	) $	(69	) $	(69	) $	(164	) $	(65	) $	(186)		N/A
From net realized gain on
investments	(6,571)	(6,863)	(421)		(11,569)		N/A	(17,224)		(14)		(13)		(33)		(11)		(34)		N/A
Total Dividends and
Distributions	$(44,125) $ (38,446) $		(2,708	) $	(79,414)		N/A $	(124,112	) $	(83	) $	(82	) $	(197	) $	(76	) $	(220)		N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from June 12, 2017, date operations commenced, through August 31, 2017 for Class T shares.
(c)	Period from January 3, 2017, date operations commenced, through August 31, 2017 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in dollars			Real Estate Allocation Fund
			Year Ended	Year Ended
			August 31, 2017	August 31, 2016
Operations
Net investment income (loss)			$35,673	$12,735
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			(41)	4,544
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			8,873	46,748
		Net Increase (Decrease) in Net Assets Resulting from Operations	44,505	64,027

Dividends and Distributions to Shareholders
From net investment income			(33,767)	(12,382)
From net realized gain on investments			(5,295)	(56)
		Total Dividends and Distributions	(39,062)	(12,438)

Capital Share Transactions
Net increase (decrease) in capital share transactions			602,317	546,289
		Total Increase (Decrease) in Net Assets	607,760	597,878

Net Assets
Beginning of period			918,262	320,384
End of period (including undistributed net investment income as set forth below)			$1,526,022	$918,262
Undistributed (overdistributed) net investment income (loss)			$3,648	$1,742
	Class A	Institutional
Capital Share Transactions:
Year Ended August 31, 2017
Dollars:
Sold	$657,205	$135,371
Reinvested	31,072	7,990
Redeemed	(214,082)	(15,239)
Net Increase (Decrease)	$474,195	$128,122
Shares:
Sold	66,299	13,822
Reinvested	3,180	814
Redeemed	(21,474)	(1,545)
Net Increase (Decrease)	48,005	13,091
Year Ended August 31, 2016
Dollars:
Sold	$429,545	$186,306
Reinvested	11,434	1,004
Redeemed	(64,022)	(17,978)
Net Increase (Decrease)	$376,957	$169,332
Shares:
Sold	43,511	18,712
Reinvested	1,161	99
Redeemed	(6,450)	(1,747)
Net Increase (Decrease)	38,222	17,064

Distributions:
Year Ended August 31, 2017
From net investment income$	(26,885) $	(6,882)
From net realized gain on
investments	(4,187)	(1,108)
Total Dividends and Distributions $	(31,072) $	(7,990)
Year Ended August 31, 2016
From net investment income$	(11,379) $	(1,003)
From net realized gain on
investments	(55)	(1)
Total Dividends and Distributions $	(11,434) $	(1,004)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Real Estate Debt Income Fund
								Year Ended	Year Ended
								August 31, 2017	August 31, 2016
Operations
Net investment income (loss)								$6,301	$2,396
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								(402)	4
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(1,314)	2,979
			Net Increase (Decrease) in Net Assets Resulting from Operations					4,585	5,379

Dividends and Distributions to Shareholders
From net investment income								(5,904)	(2,379)
From net realized gain on investments								(5)	–
							Total Dividends and Distributions	(5,909)	(2,379)

Capital Share Transactions
Net increase (decrease) in capital share transactions								38,106	107,225
							Total Increase (Decrease) in Net Assets	36,782	110,225

Net Assets
Beginning of period								154,783	44,558
End of period (including undistributed net investment income as set forth below)								$191,565	$154,783
Undistributed (overdistributed) net investment income (loss)								$428	$33
	Class A		Class P(a)		Institutional		R-6
Capital Share Transactions:
Year Ended August 31, 2017(b)
Dollars:
Sold	$820		$37		$49,705		$ 191,930
Reinvested	26		3		4,265		1,614
Redeemed	(521)		(171)		(203,973)		(5,629)
Net Increase (Decrease)	$325		$(131)		$ (150,003)		$ 187,915
Shares:
Sold	85		4		5,194		19,744
Reinvested	3		–		445		167
Redeemed	(54)		(18)		(21,006)		(582)
Net Increase (Decrease)	34		(14)		(15,367)		19,329
Year Ended August 31, 2016
Dollars:
Sold	$907		$484		$ 149,596		N/A
Reinvested	11		7		1,324		N/A
Redeemed	(21,924)		(469)		(22,711)		N/A
Net Increase (Decrease)	$(21,006	) $	22		$128,209		N/A
Shares:
Sold	94		50		15,509		N/A
Reinvested	1		1		135		N/A
Redeemed	(2,275)		(49)		(2,354)		N/A
Net Increase (Decrease)	(2,180)		2		13,290		N/A

Distributions:
Year Ended August 31, 2017(b)
From net investment income $	(27	) $	(3	) $	(4,260	) $	(1,614)
From net realized gain on
investments	–		–		(5)		–
Total Dividends and Distributions $	(27	) $	(3	) $	(4,265	) $	(1,614)
Year Ended August 31, 2016
From net investment income $	(509	) $	(7	) $	(1,863)		N/A
From net realized gain on
investments	–		–		–		N/A
Total Dividends and Distributions $	(509	) $	(7	) $	(1,863)		N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from January 3, 2017, date operations commenced, through August 31, 2017 for R-6 shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Small-MidCap Dividend Income Fund
								Year Ended	Year Ended
								August 31, 2017	August 31, 2016
Operations
Net investment income (loss)								$69,938	$50,353
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								172,411	(30,785)
Net change in unrealized appreciation/(depreciation) of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								115,448	368,558
			Net Increase (Decrease) in Net Assets Resulting from Operations					357,797	388,126

Dividends and Distributions to Shareholders
From net investment income								(64,435)	(44,005)
From net realized gain on investments								–	(33,793)
							Total Dividends and Distributions	(64,435)	(77,798)

Capital Share Transactions
Net increase (decrease) in capital share transactions								616,771	261,732
					Total Increase (Decrease) in Net Assets			910,133	572,060

Net Assets
Beginning of period								2,291,200	1,719,140
End of period (including undistributed net investment income as set forth below)								$3,201,333	$2,291,200
Undistributed (overdistributed) net investment income (loss)								$9,730	$44,586
	Class A		Class C	Class P(a)	Institutional		R-6
Capital Share Transactions:
Year Ended August 31, 2017(b)
Dollars:
Sold	$119,761		$32,660	$632,686	$ 1,924,493		$ 625,779
Reinvested	4,949		2,497	21,467	32,841		–
Redeemed	(126,324)		(40,754)	(1,537,447)	(1,064,115)		(11,722)
Net Increase (Decrease)	$(1,614	) $	(5,597)	$ (883,294) $	893,219		$ 614,057
Shares:
Sold	7,634		2,119	38,789	117,122		37,323
Reinvested	313		159	1,334	2,068		–
Redeemed	(7,774)		(2,549)	(91,323)	(64,393)		(697)
Net Increase (Decrease)	173		(271)	(51,200)	54,797		36,626
Year Ended August 31, 2016
Dollars:
Sold	$73,239		$38,847	$ 304,443	$ 243,297		N/A
Reinvested	6,089		4,141	23,657	40,737		N/A
Redeemed	(67,249)		(33,902)	(218,874)	(152,693)		N/A
Net Increase (Decrease)	$12,079		$9,086	$ 109,226	$131,341		N/A
Shares:
Sold	5,304		2,882	22,025	17,861		N/A
Reinvested	477		328	1,824	3,168		N/A
Redeemed	(5,097)		(2,631)	(16,658)	(11,405)		N/A
Net Increase (Decrease)	684		579	7,191	9,624		N/A

Distributions:
Year Ended August 31, 2017(b)
From net investment income $	(5,461	) $	(2,787) $	(23,148) $	(33,039	) $	–
From net realized gain on
investments	–		–	–	–		–
Total Dividends and Distributions $	(5,461	) $	(2,787) $	(23,148) $	(33,039	) $	–
Year Ended August 31, 2016
From net investment income $	(3,698	) $	(2,062) $	(14,473) $	(23,772)		N/A
From net realized gain on
investments	(3,134)		(2,665)	(10,927)	(17,067)		N/A
Total Dividends and Distributions $	(6,832	) $	(4,727) $	(25,400) $	(40,839)		N/A

(a)	Class P shares discontinued operations and converted to Institutional shares on June 23, 2017.
(b)	Period from January 3, 2017, date operations commenced, through August 31, 2017 for R-6 shares.

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Blue Chip Fund, Diversified Real Asset Fund, Dynamic Floating Rate High Income Fund, Global Multi-Strategy Fund, Global Opportunities Fund, International Small Company Fund, Multi-Manager Equity Long/Short Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund and Small-MidCap Dividend Income Fund (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, R-5 and R-6. Information presented in these financial statements pertains to Class A, Class C, Class P, and Class T shares. Certain detailed financial information for Class J, Institutional, R-1, R-2, R-3, R-4, R-5 and R-6 classes of shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the period. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

On May 1, 2017, Principal Management Corporation (formerly the “Manager”) was merged into Principal Global Investors, LLC (the “Manager”). The merger did not involve a change in actual control or actual management with respect to the investment adviser of the Funds. The personnel responsible for fulfilling the obligations to the Funds pursuant to the investment advisory agreement remain the same.

Effective March 29, 2016, the initial purchases of $10,000 of R-3, R-4 and R-5 shares of Blue Chip Fund and Diversified Real Asset Fund were made by the Manager.

Effective March 29, 2016, the initial purchase of $10,000 of Class P shares of Origin Emerging Markets Fund was made by the Manager.

Effective March 31, 2016, the initial purchases of $10,000 of Class A, Class P, Institutional and R-6 shares of Multi-Manager Equity Long/Short Fund were made by the Manager.

Effective January 3, 2017, the initial purchases of $10,000 of R-6 shares of Blue Chip Fund, International Small Company Fund, Preferred Securities Fund, Real Estate Debt Income Fund, and Small-MidCap Dividend Income Fund were made by the Manager.

Effective June 6, 2017, Dynamic High Yield Explorer Fund changed its name to Dynamic Floating Rate High Income Fund.

Effective June 12, 2017, the initial purchases of $10,000 of Class T shares of Blue Chip Fund and Preferred Securities Fund were made by Principal Global Investors, Inc.

Effective June 12, 2017, the initial purchases of $10,000 of R-6 shares of Global Multi-Strategy Fund (3089) was made by Principal Global Investors, Inc.

Effective June 23, 2017, Class P shares discontinued operations and converted to Institutional shares.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

2. Significant Accounting Policies (Continued)

Security Valuation. Real Estate Allocation Fund invests in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Funds (with the exception of Real Estate Allocation Fund) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Diversified		Global		Global		International
Real Asset Fund		Multi- Strategy Fund		Opportunities		Small Company
Euro	6.5%	Euro	5.1%	Euro	16.9%	Japanese Yen	27.7%
				British Pound	5.1	Euro	27.5
						British Pound	18.2
						Canadian Dollar	10.3

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

2. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that the Real Estate Allocation Fund bears directly, the Real Estate Allocation Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Expenses included in the statement of operations of Real Estate Allocation Fund reflect the expenses of Real Estate Allocation Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. With respect to Opportunistic Municipal Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, options and futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended August 31, 2017, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the, shorter of the fiscal years from 2014-2016 or commencement of the fund’s operations to 2016. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

2. Significant Accounting Policies (Continued)

Basis for Consolidation. Diversified Real Asset Fund and Global Multi-Strategy Fund (the “Consolidated Funds”) may invest up to 25% of their total assets in their respective wholly-owned subsidiaries DRA Cayman Corporation and GMS Cayman Corporation (the “Cayman Subsidiaries”) each organized under the laws of the Cayman Islands. The Consolidated Funds are the sole shareholder of their respective Cayman Subsidiaries, and shares of the Cayman Subsidiaries will not be sold or offered to other investors. To the extent that the Consolidated Funds invest in their Cayman Subsidiaries, they will be subject to the particular risks associated with the Cayman Subsidiaries investments, which are discussed in the applicable Prospectus and Statement of Additional Information. The principal purpose of investing in the Cayman Subsidiaries is to allow the Consolidated Funds to gain exposure to the commodity markets within the limitations of federal tax laws applicable to regulated investment companies. Diversified Real Asset Fund’s investment portfolio has been consolidated and includes the portfolio holdings of Diversified Real Asset Fund and its Cayman Subsidiary. Global Multi-Strategy Fund’s investment portfolio has been consolidated and includes the portfolio holdings of Global Multi-Strategy Fund and its Cayman Subsidiary. The consolidated financial statements for Diversified Real Asset Fund include the accounts of Diversified Real Asset Fund and its Cayman Subsidiary and the consolidated financial statements for Global Multi-Strategy Fund include the accounts of Global Multi-Strategy Fund and its Cayman Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. At August 31, 2017, the net assets of the Cayman Subsidiaries were as follows (amounts in thousands):

		Percent of Consolidated
	Net Assets	Fund’s Net Assets
Diversified Real Asset Fund	$452,510	10.51%
Global Multi-Strategy Fund	28,412	1.00

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of August 31, 2017, the Fund has adopted the new rules, forms and amendments.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds (with the exception of Real Estate Allocation Fund) and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). Blue Chip Fund, Diversified Real Asset Fund, Global Multi-Strategy Fund, Global Opportunities Fund, Origin Emerging Markets Fund, Preferred Securities Fund, and Small-MidCap Dividend Income Fund each loaned to the Facility. The interest income received is included in interest income on the statements of operations. There were no outstanding borrowings as of August 31, 2017.

During the year ended August 31, 2017, funds borrowing from the Facility were as follows (amounts in thousands):

	Average Daily	Weighted Average
	Outstanding Balance	Interest Rate
Blue Chip Fund	$1,001	1.26%
Diversified Real Asset Fund	1	1.42
Global Opportunities Fund	486	1.04
International Small Company Fund	1.93
Opportunistic Municipal Fund	209	1.22
Origin Emerging Markets Fund	545	1.24
Preferred Securities Fund	1,460	1.15

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. During the year ended year, Origin Emerging Markets Fund borrowed against the line of credit. The average outstanding balance for the liability during the year was $3,000 at a weighted average interest rate of 1.68%. The interest expense associated with these borrowings is included in other expenses on the statements of operations. There were no outstanding borrowings as of August 31, 2017.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

Commodity Linked Notes. Diversified Real Asset Fund invests in structured notes whose market values are primarily derived from changes in the value of various commodity indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the fair value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

Diversified Real Asset Fund, Global Multi-Strategy Fund and Multi-Manager Equity Long/Short Fund have financial instruments that are subject to Master Netting Agreements or similar agreements.

As of August 31, 2017, financial assets and liabilities subject to Master Netting Agreements or similar agreements were as follows (amounts in thousands):

Fund: Diversified Real Asset Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	ANZ	BARC	BNP	CITI	DB	JPM	M3		ML		MS	RBC	RBS	SS	WP	Total
Assets*
Foreign Currency
Contracts	$9	$1,102	$—	$2	$896	$8,049	$—		$—		$1	$3	$—	$5	$219	$10,286
Interest Rate Swaps	—	572	—	—	44	—	—		—		—	—	—	—	—	616
Purchased Interest
Rate Swaptions	—	198	—	—	835	—	—		—		—	—	—	—	—	1,033
Purchased Options	—	—	—	—	85	—	—		—		—	—	—	—	—	85
Total Return Swaps	—	—	—	—	—	—	2,467	^^	2,736	^^	—	—	—	—	—	5,203
Total OTC	$9	$1,872	$—	$2	$1,860	$8,049	$2,467		$2,736		$1	$3	$—	$5	$219	$17,223

Liabilities*
Foreign Currency
Contracts	$—	$(2,415)	$(1)	$—	$(1,170)	$(5,814)	$—		$—		$—	$—	$(33)	$(33)	$(16)	$(9,482)
Interest Rate Swaps	—	(206)	—	—	(28)	—	—		—		—	—	—	—	—	(234)
Written Interest
Rate Swaptions	—	(194)	—	—	—	—	—		—		—	—	—	—	—	(194)
Written Options	—	—	—	—	(193)	(93)	—		—		—	—	—	—	—	(286)
Total OTC	$—	$(2,815)	$(1)	$—	$(1,391)	$(5,907)	$—		$—		$—	$—	$(33)	$(33)	$(16)	$(10,196)

Net Market Value
of OTC
Derivatives	$9	$(943)	$(1)	$2	$469	$2,142	$2,467		$2,736		$1	$3	$(33)	$(28)	$203	$7,027
Collateral
(Received)/Pledged	—	943 **	—	—	(380)^	(2,070)^	—		—		—	—	—	—	—	(1,507)^
Net Exposure	$9	$—	$(1)	$2	$89	$72	$2,467		$2,736		$1	$3	$(33)	$(28)	$203	$5,520

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2017

3. Operating Policies (Continued)

Fund: Global Multi-Strategy Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	BARC	BOA	BNYM	CITI		CS	DB	GS	HSBC	JPM	ML		MS	SS	UBS	Total
Assets*
Credit Default Swaps	$540	$41	$—	$—		$—	$51	$1,445	$372	$—	$—		$25	$—	$—	$2,474
Equity Basket Swaps	—	13	—	—		—	2,642	—	—	—	—		10,872	—	—	13,527
Foreign Currency
Contracts	1,798	16,774	1,150	7,731		11	—	—	1,345	—	560		339	228	—	29,936
Interest Rate Swaps	—	25	—	36		—	—	—	726	—	—		—	—	—	787
Purchased Interest
Rate Swaptions	—	102	—	—		—	—	—	—	—	—		—	—	—	102
Purchased Options	2,764	—	—	—		—	—	—	—	—	285		—	—	—	3,049
Synthetic Futures	—	109	—	543	^^	—	—	—	—	—	24	^^	224	—	—	900
Total Return Swaps	—	—	—	—		—	—	—	849	—	—		46	—	—	895
Total OTC	$5,102	$17,064	$1,150	$8,310		$11	$2,693	$1,445	$3,292	$—	$869		$11,506	$228	$—	$51,670

Liabilities*
Credit Default Swaps	$(19)	$—	$—	$(44)		$—	$—	$(1,986)	$(432)	$(35)	$—		$(109)	$—	$—	$(2,625)
Currency Swaps	—	(36)	—	—		—	—	—	—	—	—		—	—	—	(36)
Equity Basket Swaps	—	—	—	—		—	(138)	—	—	—	—		(1,440)	—	—	(1,578)
Foreign Currency
Contracts	(5,314)	(14,883)	(1,901)	(6,844)		—	(22)	(16)	(903)	—	(533)		(451)	—	(42)	(30,909)
Interest Rate Swaps	(181)	(222)	—	—		—	—	—	(25)	(16)	—		—	—	—	(444)
Synthetic Futures	—	(369)	—	(97	)^^	—	—	—	—	—	(48	)^^	(3)	—	—	(517)
Total Return Swaps	—	—	—	—		—	—	—	—	—	—		(31)	—	—	(31)
Written Options	(1,486)	—	—	—		—	—	—	—	—	—		—	—	—	(1,486)
Total OTC	$(7,000)	$(15,510)	$(1,901)	$(6,985)		$—	$(160)	$(2,002)	$(1,360)	$(51)	$(581)		$(2,034)	$—	$(42)	$(37,626)

Net Market Value of
OTC Derivatives	$(1,898)	$1,554	$(751)	$1,325		$11	$2,533	$(557)	$1,932	$(51)	$288		$9,472	$228	$(42)	$14,044
Collateral
(Received)/Pledged	—	—	—	—		—	—	541	—	—	—		—	—	—	541 **
Net Exposure	$(1,898)	$1,554	$(751)	$1,325		$11	$2,533	$(16)	$1,932	$(51)	$288		$9,472	$228	$(42)	$14,585

Fund: Multi-Manager Equity Long/Short Fund
Financial Derivative Instruments: Over the Counter Summary

Counterparty

		BOA				CITI		DB		MS			Total
Assets*
Equity Basket Swaps		$—				$—		$2,012		$2,164			$4,176
Foreign Currency Contracts			—			580		—			92			672
Total Return Swaps			9			—		—			—			9
Total OTC			$9			$580		$2,012		$2,256			$4,857

Liabilities*
Foreign Currency Contracts		$—		$(134)				$—		$(754)			$(888)
Synthetic Futures			—			—		—		(20)				(20)
Total Return Swaps		(12)				—		—			—			(12)
Total OTC		$(12)		$(134)				—		$(774)			$(920)

Net Market Value of OTC Derivatives		$(3)				$446		$2,012		$1,482			$3,937
Collateral (Received)/Pledged		3	**			—		—			—			3 **
Net Exposure		$—				$446		$2,012		$1,482			$3,940

* Represents amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the statements of assets and liabilities.

**The fund has pledged securities or cash to the counterparty as collateral which may be in excess of the amount owed to the counterparty.

^ The counterparty has pledged cash or securities to the fund as collateral in a segregated account which is not included in the assets of the fund.

^^Represents derivatives owned by the Cayman Subsidiary.

Counterparty Abbreviations used:
ANZ	Australia and New Zealand Banking Group	JPM	JP Morgan Chase
BARC	Barclays Bank PLC	M3	M3 Capital Partners
BNP	BNP Paribas	ML	Merrill Lynch
BNYM	Bank of New York Mellon	MS	Morgan Stanley
BOA	Bank of America	RBC	RBC Dominion Securities
CITI	Citigroup Inc	RBS	Royal Bank of Scotland
DB	Deutsche Bank AG	SS	State Street
GS	Goldman Sachs	UBS	UBS AG
HSBC	HSBC Securities	WP	Westpac

		NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL FUNDS, INC.
		August 31, 2017

3. Operating Policies (Continued)

Fund: Global Multi-Strategy Fund

			Total Borrowings and
	Repurchase Agreement	Payable for Reverse	Other Financing	Collateral
Counterparty	Proceeds to be Received	Repurchase Agreements	Transactions	(Received)/Pledged	Net Exposure
Barclays Bank	$4,333	$(3,986)	$347	$1,574	$1,921
Merrill Lynch	146,278	(94,872)	51,406	(76,962)	—

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the statement of assets and liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts and certain swap agreements. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. International Swaps and Derivatives Association (“ISDA”) accounts are maintained in a segregated account at the custodian for OTC Derivatives. Master Securities Forward Transaction Agreements (“MSFTA”) accounts are also maintained in a segregated account at the custodian for collateral related to forward currency contracts and TBA securities. Certain funds may pledge cash to a broker for securities sold short and repurchase agreements.

For the year ended August 31, 2017, deposits with counterparty were as follows (amounts in thousands):

				MSFTA (Forward
		FCM (Futures		Currency
	Repurchase	and Cleared		Contracts and	ISDA (OTC
	Agreements	Swaps)	Shorts	TBA Securities)	Derivatives)
Diversified Real Asset Fund	$—	$3,099	$—	$—	$9,360
Global Multi-Strategy Fund	3,094	34,252	345,377	—	69,217
International Equity Index Fund	—	385	—	—	—
Multi-Manager Equity Long/Short Fund	—	5,036	85,462	—	13,740
Origin Emerging Markets Fund	—	1,102	—	—	—

Floating Rate Notes Issued in Conjunction with Securities Held. Opportunistic Municipal Fund has entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The balance of the floating rate notes issued as of August 31, 2017 was $5,965,000. The average outstanding balance for the liability during the period ended August 31, 2017 was $5,410,000 at a weighted average interest rate of 1.35%. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Funds’ investment objectives. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Real Estate Allocation Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. Future contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

Options Contracts. During the period, Global Multi-Strategy Fund, Diversified Real Asset Fund, Multi-Manager Equity Long/Short Fund, and Preferred Securities Fund wrote call and put options on swaps, securities, indices and currencies they own or in which they may invest for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments.

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

In addition, Global Multi-Strategy Fund may enter into repurchase agreements with certain counterparties that are collateralized by assets other than U.S. government or U.S. government agency securities. The collateral pledged by the counterparty under these repurchase agreements is maintained in a segregated account at the counterparty’s custodian. After entering into the repurchase agreement, the fund may sell short the security pledged by the counterparty as collateral in anticipation of a decline in market value. Upon the settlement of the short sale, the fund will unwind the repurchase agreement.

Although the repurchase agreements are typically open-ended through the maturity date of the collateral, the fund has a right to terminate the repurchase agreement at any time with two days’ notice. During periods of high demand for the collateral security, the fund may also pay the counterparty a fee and the amount is recorded as interest expense on the statement of operations.

Global Master Repurchase Agreements govern the repurchase and reverse repurchase transactions between the fund and the counterparty. Collateral requirements for certain counterparties may be determined on a total exposure basis, rather than on an individual repurchase agreement or reverse repurchase agreement basis in order to determine the collateral to be received or pledged.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

Reverse Repurchase Agreements. Global Multi-Strategy Fund has entered into reverse repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund’s restrictions on borrowing. Reverse repurchase agreements may increase the volatility of a fund and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. While a reverse repurchase agreement is outstanding, the Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. The fund must segregate assets in an amount equal to the amount the fund owes pursuant to the terms of the reverse repurchase agreements. Reverse repurchase agreements are shown as a separate line item on the statements of assets and liabilities. Interest payments made are shown as reverse repurchase agreement interest expense on the statements of operations. The average amount of borrowings outstanding during the period ended August 31, 2017 was $158,688,000 at a weighted average interest rate of 0.60%. The following table shows a breakdown of the obligations owed by fund, security type sold and remaining maturity for the reverse repurchase agreements.

		Remaining	Payable for Reverse
Fund	Security Type	Contractual Tenor	Repurchase Agreement
Global Multi Strategy Fund	U.S. Treasury and Agency Securities	Overnight and Continuous	$94,872
Global Multi Strategy Fund	Foreign Corporate Bond	Greater than 90 Days	3,986
	Gross amount of recognized liabilities for reverse repurchase agreements		$98,858

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of August 31, 2017, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Diversified Real Asset Fund	$75	$—
Global Multi-Strategy Fund	12,048	(4)

Short Sales. Global Multi-Strategy Fund and Multi-Manager Equity Long/Short Fund entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Diversified Real Asset Fund, Global Multi-Strategy Fund, and Multi-Manager Equity Long/Short Fund invested in swap agreements during the period. Swap agreements are negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, currency, interest rate, or total return swap agreements to manage its exposure to credit, currency, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a fund would add leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of August 31, 2017 for which a fund is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fund for the same referenced entity or entities.

Synthetic futures, which are total return swaps on futures contracts, along with equity basket swaps generally involve the commitment to receive positive returns or pay negative returns on a specified reference security, basket of securities, security index or index component, without actually owning the underlying position.

Currency swap agreements involve the commitment to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

As of August 31, 2017, counterparties had pledged collateral for swap agreements of $529,800 and $2,989,596 for the Diversified Real Asset Fund and Global Multi-Strategy Fund, respectively. The collateral is maintained in a segregated account and is not recorded in the books and records of the funds. Certain collateral amounts relate to exchange cleared swaps which are not subject to master netting agreements with counterparties.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of Real Estate Allocation Fund, (singly, “a fund of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the fund of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account, PVC Multi-Asset Income Account, Real Estate Allocation Fund, and each of the underlying funds. Principal Real Estate Investors, LLC, (“Principal-REI”) is Sub-advisor to Real Estate Allocation Fund. Principal REI also serves as a Sub-Advisor to some of the underlying funds. The Manager and Principal-REI are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of August 31, 2017, the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account, PVC Multi-Asset Income Account, and Real Estate Allocation Fund owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
Blue Chip Fund	88.33%
Diversified Real Asset Fund	25.21
Global Multi-Strategy Fund	46.28
Global Opportunities Fund	98.06
International Small Company Fund	99.53
Multi-Manager Equity Long/Short Fund	44.59
Origin Emerging Markets Fund	67.39
Preferred Securities Fund	7.31
Real Estate Debt Income Fund	98.31
Small-MidCap Dividend Income Fund	18.84

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives August 31, 2017		Liability Derivatives August 31, 2017
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Diversified Real Asset Fund
Commodity contracts	Receivables, Net Assets Consist of Net unrealized		$ 25,589* Payables, Net Assets Consist of Net unrealized	$5,594	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$ 10,371 Payables	$9,768
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$ 2,432* Payables, Net Assets Consist of Net unrealized	$1,706	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total$ 38,392			$17,068
Global Multi-Strategy Fund
Commodity contracts	Receivables, Net Assets Consist of Net unrealized		$ 567 Payables, Net Assets Consist of Net unrealized	$145
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$ 2,727* Payables, Net Assets Consist of Net unrealized	$3,092	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 20,112* Payables, Net Assets Consist of Net unrealized	$6,425	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$ 32,985 Payables	$32,431
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$ 7,149* Payables, Net Assets Consist of Net unrealized	$5,627	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total$ 63,540			$47,720
Multi-Manager Equity Long/Short Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 5,342* Payables, Net Assets Consist of Net unrealized	$252	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$ 672 Payables	$888
	Total$ 6,014			$1,140
Origin Emerging Markets Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$ 915* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Preferred Securities Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$ 4,156 Payables, Net Assets Consist of Net unrealized	$861
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures, and certain synthetic futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Net change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Diversified Real Asset Fund
Commodity contracts	Net realized gain (loss) from Futures	$(9,205)	$20,121
	contracts and Swap agreements/Net change
	in unrealized appreciation/(depreciation) of
	Futures contracts and Swap agreements
Foreign exchange contracts	Net realized gain (loss) from Investment	$(2,864)	$3,136
	transactions, Foreign currency contracts, and
	Options and swaptions/Net change in
	unrealized appreciation/(depreciation) of
	Investments, Foreign currency contracts, and
	Options and swaptions
Interest rate contracts	Net realized gain (loss) from Investment	$1,757	$(650)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Net
	change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, Options and swaptions,
	and Swap agreements
	Total	$(10,312)	$22,607

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2017

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Global Multi-Strategy Fund
Commodity contracts	Net realized gain (loss) from Swap	$(1,744)	$422
	agreements/Net change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Credit contracts	Net realized gain (loss) from Swap	$(4,001)	$(1,186)
	agreements/Net change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Investment	$(28,262)	$19,594
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Net
	change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, Options and swaptions,
	and Swap agreements
Foreign exchange contracts	Net realized gain (loss) from Investment	$(2,043)	$(3,036)
	transactions, Foreign currency contracts,
	Futures contracts, Options and swaptions,
	and Swap agreements/Net change in
	unrealized appreciation/(depreciation) of
	Investments, Foreign currency contracts,
	Options and swaptions, and Swap
	agreements
Interest rate contracts	Net realized gain (loss) from Investment	$(2,772)	$1,816
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Net
	change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, Options and swaptions,
	and Swap agreements
	Total	$(38,822)	$17,610
Multi-Manager Equity Long/Short Fund
Equity contracts	Net realized gain (loss) from Investment	$(3,163)	$5,783
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Net
	change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, and Swap agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$335	$(302)
	currency contracts /Net change in unrealized
	appreciation/(depreciation) of Foreign
	currency contracts
	Total	$(2,828)	$5,481
Origin Emerging Markets Fund
Equity contracts	Net realized gain (loss) from Futures	$1,432	$1,054
	contracts/Net change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Preferred Securities Fund
Interest rate contracts	Net realized gain (loss) from Investment	$(9,464)	$2,761
	transactions, Futures contracts, and Options
	and swaptions/Net change in unrealized
	appreciation/(depreciation) of Investments,
	and Options and swaptions

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Diversified Real Asset Fund and Global Multi-Strategy Fund. The Preferred Securities Fund uses long and short U.S. Treasury futures contracts to mitigate interest rate volatility. The notional values of the futures contracts will vary in accordance with changing duration of these funds.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

3. Operating Policies (Continued)

The following table includes a summary of the average quarterly outstanding notional by derivative instrument type for the year ended August 31, 2017:

Contract Type	Derivative Type	Average Notional (000’s)

Diversified Real Asset Fund
Commodity Contracts	Futures - Long	$409,709
	Futures - Short	84,739
	Total Return Swaps - Receive Floating Rate	30,000
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	459,864
	Foreign Currency Contracts - Contracts to Deliver	508,465
	Purchased Options	79,520
	Written Options	58,374
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	62,929
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	45,713
	Futures - Long	84,400
	Futures - Short	146,820
	Interest Rate Swaps - Pay Floating Rate	18,403
	Interest Rate Swaps - Receive Floating Rate	24,000
	Purchased Interest Rate Swaptions	23,189
	Purchased Options	542
	Total Return Swaps - Receive Floating Rate	150,508
	Written Interest Rate Swaptions	54,718
	Written Options	457

Global Multi-Strategy Fund
Commodity Contracts	Synthetic Futures - Long	10,502
	Synthetic Futures - Short	12,091
Credit Contracts	Credit Default Swaps - Buy Protection	114,460
	Credit Default Swaps - Sell Protection	39,375
	Exchange Cleared Credit Default Swaps - Buy Protection	18,887
	Exchange Cleared Credit Default Swaps - Sell Protection	13,512
Equity Contracts	Futures - Long	267,913
	Futures - Short	207,477
	Purchased Options	609
	Synthetic Futures - Long	12,533
	Synthetic Futures - Short	14,745
	Total Return Equity Basket Swaps	671,136
	Total Return Swaps - Pay Floating Rate	5,557
	Total Return Swaps - Receive Floating Rate	1,023
	Written Options	385
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	1,069,819
	Foreign Currency Contracts - Contracts to Deliver	1,165,684
	Futures - Long	7,209
	Purchased Options	88,344
	Written Options	58,918
Interest Rate Contracts	Exchange Cleared Interest Rate Swaps - Pay Floating Rate	210,198
	Exchange Cleared Interest Rate Swaps - Receive Floating Rate	177,207
	Futures - Long	1,203,924
	Futures - Short	902,625
	Interest Rate Swaps - Pay Floating Rate	60,033
	Interest Rate Swaps - Receive Floating Rate	27,956
	Purchased Interest Rate Swaptions	9,953
	Purchased Options	41,348
	Synthetic Futures - Long	57,799
	Synthetic Futures - Short	69,919
	Total Return Swaps - Pay Floating Rate	4,250
	Total Return Swaps - Receive Floating Rate	22,000
	Written Interest Rate Swaptions	17,436
	Written Options	4,436

Multi-Manager Equity Long/Short Fund
Equity Contracts	Futures - Long	41,974
	Futures - Short	31,909
	Purchased Options	243
	Synthetic Futures - Long	1,582
	Total Return Equity Basket Swaps	129,840
	Total Return Swaps - Receive Floating Rate	1,160

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL FUNDS, INC.
	August 31, 2017

3. Operating Policies (Continued)

Contract Type	Derivative Type	Average Notional (000’s)
Multi-Manager Equity Long/Short Fund
(continued)
Equity Contracts (continued)	Written Options	$252
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	29,374
	Foreign Currency Contracts - Contracts to Deliver	59,221

Origin Emerging Markets Fund
Equity Contracts	Futures - Long	21,952

Preferred Securities Fund
Equity Contracts	Purchased Options	25,509
	Written Options	25,509
Interest Rate Contracts	Purchased Options	13,050
	Written Options	13,050
4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

4. Fair Valuation (Continued)

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a valuation committee (“Valuation Committee”) of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. A pricing group (the “Pricing Group”) who reports to the Valuation Committee relies on the established pricing policies to determine fair valuation. Included in the pricing policies is an overview of the approved valuation approaches established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3. The table below includes transfers from Level 1 to Level 2 at August 31, 2017 due to lack of exchange traded valuation data:

Diversified Real Asset Fund	$7,498,853
Global Multi-Strategy Fund	4,157,771
Origin Emerging Markets Fund	54,162,363

Below are transfers from Level 2 to Level 1 at August 31, 2017 due to the resumption of trading for previous thinly traded securities:

Preferred Securities Fund $ 14,490,222

The following is a summary of the inputs used as of August 31, 2017 in valuing the Funds' securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 -	Significant Observable	Level 3 - Significant
Fund	Quoted Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Blue Chip Fund
Common Stocks*	$1,750,715	$—	$—	$1,750,715
Investment Companies*	1,950	—	—	1,950
	Total investments in securities $ 1,752,665	$—	$—	$1,752,665

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2017

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 -	Significant Observable	Level 3 - Significant
Fund	Quoted Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified Real Asset Fund
Bonds*	$—	$329,641	$—	$329,641
Commodity Indexed Structured Notes*	—	19,884	—	19,884
Common Stocks
Basic Materials	230,743	228,639	—	459,382
Consumer, Cyclical	32,717	11,960	—	44,677
Consumer, Non-cyclical	60,687	130,307	—	190,994
Diversified	—	11,742	—	11,742
Energy	497,244	29,161	15	526,420
Financial	299,225	190,028	—	489,253
Industrial	132,629	140,489	—	273,118
Technology	4,503	—	—	4,503
Utilities	142,248	141,509	25	283,782
Convertible Bonds*	—	272	—	272
Investment Companies*	109,522	—	—	109,522
Preferred Stocks	2,892	—	—	2,892
Senior Floating Rate Interests*	—	797,393	—	797,393
U.S. Government & Government Agency Obligations*	—	715,965	—	715,965
Purchased Interest Rate Swaptions	—	1,033	—	1,033
Purchased Options	89	85	—	174
Total investments in securities $ 1,512,499		$2,748,108	$40	$4,260,647
Assets
Commodity Contracts**
Futures	$20,386	$—	$—	$20,386
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$10,286	$—	$10,286
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$372	$—	$372
Futures	322	—	—	322
Interest Rate Swaps	—	616	—	616
Total Return Swaps	—	5,203	—	5,203
Liabilities
Commodity Contracts**
Futures	$(5,594)	$—	$—	$(5,594)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(9,482)	$—	$(9,482)
Written Options	—	(286)	—	(286)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(521)	$—	$(521)
Futures	(682)	—	—	(682)
Interest Rate Swaps	—	(234)	—	(234)
Interest Rate Swaptions	—	(194)	—	(194)
Written Options	(75)	—	—	(75)

Dynamic Floating Rate High Income Fund
Bonds*	$—	$1,701	$—	$1,701
Investment Companies*	1,699	—	—	1,699
Senior Floating Rate Interests*	—	7,002	—	7,002
Total investments in securities $	1,699	$8,703	$—	$10,402

Global Multi-Strategy Fund
Bonds*	$—	$792,930	$4,411	$797,341
Common Stocks
Basic Materials	58,859	20,670	—	79,529
Communications	116,358	10,566	84	127,008
Consumer, Cyclical	98,252	43,874	13	142,139
Consumer, Non-cyclical	175,251	45,593	—	220,844
Diversified	1,963	1,681	—	3,644
Energy	46,018	8,588	—	54,606
Financial	139,905	49,647	2,824	192,376
Industrial	82,260	42,155	—	124,415
Technology	105,381	10,637	4	116,022
Utilities	13,072	14,638	—	27,710
Convertible Bonds*	—	67,467	—	67,467

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2017

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 -	Significant Observable	Level 3 - Significant
Fund	Quoted Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Multi-Strategy Fund (Continued)
Convertible Preferred Stocks
Communications	924	—	212	1,136
Consumer, Cyclical	—	—	35	35
Consumer, Non-cyclical	6,954	116	—	7,070
Energy	213	—	—	213
Financial	3,017	3,642	—	6,659
Industrial	151	—	—	151
Technology	73	404	—	477
Utilities	886	—	—	886
Investment Companies*	522,788	—	—	522,788
Preferred Stocks
Communications	—	107	1,790	1,897
Consumer, Cyclical	—	1,513	—	1,513
Financial	219	—	720	939
Industrial	—	—	1,256	1,256
Technology	—	—	147	147
Repurchase Agreements*	—	150,611	—	150,611
Senior Floating Rate Interests*	—	158,306	—	158,306
U.S. Government & Government Agency Obligations*	—	129,236	—	129,236
Purchased Interest Rate Swaptions	—	102	—	102
Purchased Options	5,404	3,049	—	8,453
Total investments in securities $ 1,377,948		$1,555,532	$11,496	$2,944,976
Short Sales
Bonds	$—	$(25,684)	$—	$(25,684)
Common Stocks
Basic Materials	(6,374)	(12,576)	—	(18,950)
Communications	(24,614)	(10,848)	—	(35,462)
Consumer, Cyclical	(38,861)	(20,262)	—	(59,123)
Consumer, Non-cyclical	(34,885)	(25,960)	—	(60,845)
Diversified	—	(474)	—	(474)
Energy	(12,579)	(4,084)	—	(16,663)
Financial	(30,056)	(19,338)	—	(49,394)
Industrial	(19,859)	(20,488)	—	(40,347)
Technology	(23,964)	(3,304)	—	(27,268)
Utilities	(8,759)	(4,872)	—	(13,631)
Convertible Bonds	—	(1,414)	—	(1,414)
Investment Companies	(695)	—	—	(695)
U.S. Government & Government Agency Obligations	—	(161,032)	—	(161,032)
Total Short Sales $	(200,646)	$(310,336)	$—	$(510,982)
Assets
Credit Contracts**
Credit Default Swaps	$—	$2,474	$—	$2,474
Exchange Cleared Credit Default Swaps	—	253	—	253
Commodity Contracts**
Synthetic Futures	$—	$567	$—	$567
Equity Contracts**
Futures	$2,815	$—	$—	$2,815
Synthetic Futures	—	278	—	278
Total Return Equity Basket Swaps	—	13,527	—	13,527
Total Return Swaps	—	46	—	46
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$29,936	$—	$29,936
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$1,611	$—	$1,611
Futures	1,787	—	—	1,787
Interest Rate Swaps	—	787	—	787
Synthetic Futures	—	55	—	55
Total Return Swaps	—	849	—	849
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(2,625)	$—	$(2,625)
Exchange Cleared Credit Default Swaps	—	(467)	—	(467)
Commodity Contracts**
Synthetic Futures	$—	$(145)	$—	$(145)
Equity Contracts**
Futures	$(3,629)	$—	$—	$(3,629)
Synthetic Futures	—	(14)	—	(14)
Total Return Equity Basket Swaps	—	(1,578)	—	(1,578)
Total Return Swaps	—	(31)	—	(31)
Written Options	(1,173)	—	—	(1,173)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2017

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 -	Significant Observable	Level 3 - Significant
Fund	Quoted Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Multi-Strategy Fund (Continued)
Foreign Exchange Contracts**
Currency Swaps	$—	$(36)	$—	$(36)
Foreign Currency Contracts	—	(30,909)	—	(30,909)
Written Options	—	(1,486)	—	(1,486)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(1,776)	$—	$(1,776)
Futures	(1,748)	—	—	(1,748)
Interest Rate Swaps	—	(444)	—	(444)
Synthetic Futures	—	(358)	—	(358)
Written Options	(1,301)	—	—	(1,301)

Global Opportunities Fund
Common Stocks
Communications	$77,543	$11,429	$—	$88,972
Consumer, Cyclical	40,860	39,697	—	80,557
Consumer, Non-cyclical	145,595	119,614	—	265,209
Diversified	—	8,433	—	8,433
Energy	31,003	11,524	—	42,527
Financial	117,497	108,686	—	226,183
Industrial	47,584	24,839	—	72,423
Technology	61,871	19,836	—	81,707
Utilities	34,712	24,870	—	59,582
Investment Companies*	35,221	—	—	35,221
Total investments in securities $	591,886	$368,928	$—	$960,814

International Small Company Fund
Common Stocks
Basic Materials	$25,439	$61,869	$—	$87,308
Communications	11,311	25,250	—	36,561
Consumer, Cyclical	17,346	144,909	—	162,255
Consumer, Non-cyclical	—	169,305	—	169,305
Diversified	—	9,911	—	9,911
Energy	22,481	17,640	—	40,121
Financial	12,905	196,462	—	209,367
Industrial	10,156	187,365	—	197,521
Technology	15,072	53,724	—	68,796
Utilities	5,146	12,947	—	18,093
Investment Companies*	3,334	—	—	3,334
Preferred Stocks
Industrial	—	6,595	—	6,595
Total investments in securities $	123,190	$885,977	$—	$1,009,167

Multi-Manager Equity Long/Short Fund
Common Stocks
Basic Materials	$10,218	$7,930	$—	$18,148
Communications	21,467	5,901	—	27,368
Consumer, Cyclical	22,982	12,370	—	35,352
Consumer, Non-cyclical	39,940	15,054	—	54,994
Energy	8,621	2,132	—	10,753
Financial	21,515	11,175	—	32,690
Industrial	23,816	13,204	—	37,020
Technology	26,230	8,281	—	34,511
Utilities	2,542	1,597	—	4,139
Investment Companies*	77,319	—	—	77,319
Preferred Stocks
Consumer, Cyclical	—	1,991	—	1,991
U.S. Government & Government Agency Obligations*	—	11,982	—	11,982
Total investments in securities $	254,650	$91,617	$—	$346,267

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2017

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 -	Significant Observable	Level 3 - Significant
Fund		Quoted Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Multi-Manager Equity Long/Short Fund (Continued)
Short Sales
Common Stocks
Basic Materials		$(3,775)	$(1,779)	$—	$(5,554)
Communications		(4,044)	(1,266)	—	(5,310)
Consumer, Cyclical		(6,571)	(5,992)	—	(12,563)
Consumer, Non-cyclical		(22,742)	(4,004)	—	(26,746)
Diversified		(93)	(32)	—	(125)
Energy		(6,513)	(261)	—	(6,774)
Financial		(9,341)	(4,070)	—	(13,411)
Industrial		(10,143)	(6,769)	—	(16,912)
Technology		(9,516)	(706)	—	(10,222)
Utilities		(3,676)	(1,797)	—	(5,473)
Investment Companies		(14,440)	—	—	(14,440)
	Total Short Sales $	(90,854)	$(26,676)	$—	$(117,530)

Assets
Equity Contracts**
Futures		$1,157	$—	$—	$1,157
Total Return Equity Basket Swaps		—	4,176	—	4,176
Total Return Swaps		—	9	—	9
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$672	$—	$672
Liabilities
Equity Contracts**
Futures		$(220)	$—	$—	$(220)
Synthetic Futures		—	(20)	—	(20)
Total Return Swaps		—	(12)	—	(12)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(888)	$—	$(888)

Opportunistic Municipal Fund
Investment Companies*		$116	$—	$—	$116
Municipal Bonds*		—	123,719	—	123,719
	Total investments in securities $	116	$123,719	$—	$123,835

Origin Emerging Markets Fund
Common Stocks
Basic Materials		$2,596	$48,862	$—	$51,458
Communications		64,566	66,759	—	131,325
Consumer, Cyclical		—	41,521	—	41,521
Consumer, Non-cyclical		29,656	30,930	—	60,586
Diversified		—	9,988	—	9,988
Energy		—	40,970	—	40,970
Financial		—	120,734	—	120,734
Industrial		5,440	99,730	—	105,170
Technology		47,911	50,913	—	98,824
Utilities		6,458	3,085	—	9,543
Investment Companies*		28,037	—	—	28,037
	Total investments in securities $	184,664	$513,492	$—	$698,156
Assets
Equity Contracts**
Futures		$915	$—	$—	$915

Preferred Securities Fund
Bonds*		$—	$4,239,792	$—	$4,239,792
Convertible Preferred Stocks
Financial		81,300	—	—	81,300
Investment Companies*		58,641	—	—	58,641
Preferred Stocks
Communications		130,742	139,861	—	270,603
Consumer, Non-cyclical		—	27,433	—	27,433
Financial		765,416	161,575	—	926,991
Government		—	28,138	—	28,138
Industrial		39,956	—	—	39,956
Utilities		130,222	2,534	—	132,756
Purchased Options		4,156	—	—	4,156
	Total investments in securities $ 1,210,433		$4,599,333	$—	$5,809,766
Liabilities
Interest Rate Contracts**
Options		$(861)	$—	$—	$(861)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2017

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 -	Significant Observable	Level 3 - Significant
Fund		Quoted Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Real Estate Allocation Fund
Investment Companies*		$1,541	$—	$—	$1,541
	Total investments in securities $	1,541	$—	$—	$1,541

Real Estate Debt Income Fund
Bonds*		$—	$188,754	$—	$188,754
Investment Companies*		1,911	—	—	1,911
	Total investments in securities $	1,911	$188,754	$—	$190,665

Small-MidCap Dividend Income Fund
Common Stocks
Basic Materials		$84,787	$—	$—	$84,787
Communications		87,361	—	—	87,361
Consumer, Cyclical		341,338	—	—	341,338
Consumer, Non-cyclical		379,677	—	—	379,677
Energy		219,334	—	—	219,334
Financial		1,196,339	13,191	—	1,209,530
Government		47,028	—	—	47,028
Industrial		390,137	—	—	390,137
Technology		163,899	—	—	163,899
Utilities		214,929	—	—	214,929
Investment Companies*		62,812	—	—	62,812
	Total investments in securities $ 3,187,641		$13,191	$—	$3,200,832

*	For additional detail regarding sector classifications, please see the Schedules of Investments.
**	Exchange Cleared Swaps, Futures, and Foreign Currency Contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

At the end of the period, there were no Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

		Net Assets of Fund
	First $500	Next $500	Next $500 Over $1.5
	million	million	million	billion
Dynamic Floating Rate High Income Fund	.65%	.63%	.61%	.60%
Global Opportunities Fund	.85	.83	.81	.80
International Small Company Fund	1.05	1.03	1.01	1.00
Multi-Manager Equity Long/Short Fund	1.57	1.55	1.53	1.52
Opportunistic Municipal Fund	.50	.48	.46	.45
Origin Emerging Markets Fund	1.20	1.18	1.16	1.15
Real Estate Debt Income Fund	.55	.53	.51	.50

			Net Assets of Fund
	First $500	Next $500	Next $500	Next $500	Next $1	Over $3
	million	million	million	million	billion	billion
Blue Chip Fund	.70%	.68%	.66%	.65%	.64%	.63%
Diversified Real Asset Fund	.85	.83	.81	.80	.79	.78
Global Multi-Strategy Fund	1.60	1.58	1.56	1.55	1.54	1.53
Preferred Securities Fund	.75	.73	.71	.70	.69	.68
Small-MidCap Dividend Income Fund	.80	.78	.76	.75	.74	.73

		All Net Assets
Real Estate Allocation Fund		.00%

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class C, Class T, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays the Transfer Agent a fee for the services provided in an amount that includes a profit.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from September 1, 2016 through August 31, 2017
	Class A		Class C		Class T	Institutional		R-6		Expiration
Blue Chip Fund	1.35%		2.10%		1.22%##	.81	%*	.75	%^^^	June 30, 2018
Diversified Real Asset Fund	1.25		2.00		N/A	.88		.88	###	June 30, 2018
Dynamic Floating Rate High Income Fund	1.10		N/A		N/A	.75		N/A		April 30, 2018
Global Multi-Strategy Fund	2.00	#	2.75		N/A	1.63	**	N/A		June 30, 2018
Global Opportunities Fund	1.50		2.25		N/A	.85	^	N/A		June 30, 2018
International Small Company Fund	1.60		N/A		N/A	1.20		1.20	^^^	June 30, 2018
Multi-Manager Equity Long/Short Fund	2.02		N/A		N/A	1.67		1.60	###	June 30, 2018
Opportunistic Municipal Fund	.90		1.65		N/A	.62	***	N/A		June 30, 2018
Origin Emerging Markets Fund	1.75		N/A		N/A	1.25		1.26	###	June 30, 2018
Preferrred Securities Fund	N/A		N/A		1.07##	.82	^	.85	^^^	June 30, 2018
Real Estate Allocation Fund	.50		N/A		N/A	.15		N/A		April 30, 2018
Real Estate Debt Income Fund	1.00		N/A		N/A	.70		.70	^^^	June 30, 2018
Small-MidCap Dividend Income Fund	N/A		2.15	#	N/A	.86	^^	.88	^^^	June 30, 2018

*Period from September 1, 2016 to December 30, 2016, the contractual expense limit was .75%. There was no contractual expense limit from December 31, 2016 to June 22, 2017. Period from June 23, 2017 to August 31, 2017, the contractual expense limit was .81%.

** Period from September 1, 2016 to December 30, 2016, the contractual expense limit was 1.65%. There was no contractual expense limit from December 31, 2016 to June 22, 2017. Period from June 23, 2017 to August 31, 2017, the contractual expense limit was 1.63%.

*** Prior to March 24, 2017, the contractual limit was .65%. ^ Period from June 23, 2017 to August 31, 2017.

^^ Prior to June 23, 2017, the contractual limit was .88%. ^^^ Period from January 4, 2017 to June 22, 2017.

# Expired December 30, 2016.

## Period from June 12, 2017 to August 31, 2017. Contractual limit expires December 30, 2018.

### Expired June 22, 2017.

In addition, the Manager has contractually agreed to limit certain of the Funds’ management and investment advisory fees. The expense limit will reduce the Fund’s management and investment advisory fees by the following amounts:

                                                                    Expiration
Global Multi-Strategy Fund       .04%*       December 30, 2018

* Period from December 31, 2016 to August 31, 2017.

In addition, the Manager has contractually agreed to limit R-6 expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Funds, excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses. The limits are expressed as a percentage of average daily net assets attributable to R-6 shares on an annualized basis during the reporting period. The limits are as follows:

	Period from September 1, 2016 through August 31, 2017
	R-6		Expiration
Blue Chip Fund	.01	% ^	June 30, 2018
Diversified Real Asset Fund	.02	^	June 30, 2018
Global Multi-Strategy Fund	.02	^^	June 30, 2018
International Small Company Fund	.02	^	June 30, 2018
Multi-Manager Equity Long/Short Fund	.02	^	June 30, 2018
Origin Emerging Markets Fund	.02	^	June 30, 2018
Preferred Securities Fund	.02	^	June 30, 2018
Real Estate Debt Income Fund	.02	^	June 30, 2018
Small-MidCap Dividend Income Fund	.02	^	June 30, 2018

  ^ Period from June 23, 2017 to August 31, 2017.
  ^^ Period from June 12, 2017 to August 31, 2017.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

Distribution Fees. The Class A, Class C, Class J, Class T, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, .15%, .25%, .35%, .30%, .25%, and .10% for Class A, Class C, Class J, Class T, R-1, R-2, R-3, and R-4 classes of shares, respectively.

The Distributor has voluntarily agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares. The limit will maintain the level of distribution fees not to exceed .12% for Class J shares. The voluntary expense limit may be terminated at any time.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor and are settled monthly.

Sales Charges. The Distributor receives proceeds of any CDSC on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The Distributor also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Diversified Real Asset Fund, Dynamic Floating Rate High Income Fund, Global Multi-Strategy Fund, Opportunistic Municipal Fund, Preferred Securities Fund, and Real Estate Debt Income Fund and 5.50% for Blue Chip Fund, Global Opportunities Fund, International Small Company Fund, Multi-Manager Equity Long/Short Fund, Origin Emerging Markets Fund, Real Estate Allocation Fund, and Small-MidCap Dividend Income Fund. The Distributor also retains sales charges on sales of Class T shares based on declining rates which begin at 2.50% for Blue Chip Fund and Preferred Securities Fund. The aggregate amounts of these charges retained by the Distributor for the period ended August 31, 2017, were as follows (amounts in thousands):

	Class A	Class C	Class J
Blue Chip Fund	$223	$4	N/A
Diversified Real Asset Fund	19	1	N/A
Dynamic Floating Rate High Income Fund	2	N/A	N/A
Global Multi-Strategy Fund	14	3	N/A
Global Opportunities Fund	10	1	N/A
International Small Company Fund	8	N/A	N/A
Opportunistic Municipal Fund	23	1	N/A
Origin Emerging Markets Fund	3	N/A	N/A
Preferred Securities Fund	268	71	$ 1
Real Estate Allocation Fund	6	N/A	N/A
Real Estate Debt Income Fund	4	N/A	N/A
Small-MidCap Dividend Income Fund	241	23	N/A

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At August 31, 2017, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Securities, Inc., Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A Class C Institutional R-3				R-4	R-5	R-6
Blue Chip Fund	–	–	419	1	1	–	1,360
Diversified Real Asset Fund	–	–	65	1	1	1	23,328
Dynamic Floating Rate High Income Fund	212	N/A	750	N/A	N/A	N/A	N/A
Global Multi-Strategy Fund	–	–	–	N/A	N/A	N/A	17,721
Global Opportunities Fund	–	–	749	N/A	N/A	N/A	N/A
International Small Company Fund	–	N/A	91	N/A	N/A	N/A	—
Multi-Manager Equity Long/Short Fund	–	N/A	4	N/A	N/A	N/A	14,807
Opportunistic Municipal Fund	65	584	29	N/A	N/A	N/A	N/A
Origin Emerging Markets Fund	–	N/A	–	N/A	N/A	N/A	16,370
Preferred Securities Fund	–	–	–	–	–	–	8,738
Real Estate Debt Income Fund	–	N/A	84	N/A	N/A	N/A	—
Small-MidCap Dividend Income Fund	–	–	12	N/A	N/A	N/A	366

Affiliated Brokerage Commissions. With respect to Preferred Securities Fund, $137,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended August 31, 2017.

6. Capital Share Transactions

The following table reflects the conversion of Class P shares into Institutional shares (reflected in the statement of changes in net assets as Class P shares and dollars redeemed and Institutional dollars sold) for the year ended August 31, 2017 (amounts in thousands).

	Shares	Dollars		Shares	Dollars
Blue Chip Fund	1,575	$30,327	Opportunistic Municipal Fund	5,455	$57,522
Diversified Real Asset Fund	12,319	137,486	Origin Emerging Markets Fund	1	13
Global Multi-Strategy Fund	27,007	303,677	Preferred Securities Fund	145,884	1,522,807
Global Opportunities Fund	7	85	Real Estate Debt Income Fund	8	75
International Small Company Fund	—*	5	Small-MidCap Dividend Income Fund	78,715	1,332,616
Mulit-Manager Equity Long/Short Fund	1	11

*Less than 500 shares

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

7. Investment Transactions

For the year ended August 31, 2017, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Blue Chip Fund	$564,241	$425,516	$—	$—
Diversified Real Asset Fund	2,341,057	1,784,013	—	—
Dynamic Floating Rate High Income Fund	13,852	18,525	—	—
Global Multi-Strategy Fund	5,312,239	5,259,848	973,594	940,049
Global Opportunities Fund	1,430,900	1,971,065	—	—
International Small Company Fund	1,024,591	340,316	—	—
Multi-Manager Equity Long/Short Fund	845,927	918,201	334,908	314,099
Opportunistic Municipal Fund	80,215	93,989	—	—
Origin Emerging Markets Fund	426,682	656,424	—	—
Preferred Securities Fund	927,308	882,548	—	—
Real Estate Allocation Fund	1,172	569	—	—
Real Estate Debt Income Fund	64,877	22,354	—	—
Small-MidCap Dividend Income Fund	1,352,488	722,721	—	—

For the year ended August 31, 2017, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Diversified Real Asset Fund	$686,660	$659,923	$—	$—
Global Multi-Strategy Fund	1,785,077	1,927,352	1,212,556	1,021,412

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended August 31, 2017, and August 31, 2016 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income Tax-Exempt Income^					Capital Gain*
	2017	2016		2017	2016	2017	2016
Blue Chip Fund	$11,106	$6,074	$	— $	— $	4,175	$24,036
Diversified Real Asset Fund	96,628	36,288		—	—	—	—
Dynamic Floating Rate High Income Fund	635	751		—	—	—	—
Global Multi-Strategy Fund	3,555	26,530		—	—	—	62,233
Global Opportunities Fund	22,466	17,178		—	—	—	11,145
International Small Company Fund	1,380	181		—	—	—	—
Multi-Manager Equity Long/Short Fund	2,398	—		—	—	—	—
Opportunistic Municipal Fund	5	—		4,458	3,302	—	—
Origin Emerging Markets Fund	5,516	7,563		—	—	—	—
Preferred Securities Fund	264,083	246,710		—	—	47,567	42,753
Real Estate Allocation Fund	35	12		—	—	4	—
Real Estate Debt Income Fund	5,906	2,379		—	—	3	—
Small-MidCap Dividend Income Fund	64,435	44,005		—	—	—	33,793

^ The Funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

*The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852 (b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

8. Federal Tax Information (Continued)

Distributable Earnings. As of August 31, 2017, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

							Total
	Undistributed	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains	Losses	(Depreciation)	Differences*	(Deficit)
Blue Chip Fund	$2,003	$—	$26,137	$—	$391,243	$—	$419,383
Diversified Real Asset Fund	59,778	—	—	(312,443)	147,145	—	(105,520)
Dynamic Floating Rate High Income Fund	7	—	—	(1,064)	(25)	1	(1,081)
Global Multi-Strategy Fund	43,364	—	6,564	—	78,818	(5,949)	122,797
Global Opportunities Fund	75,329	—	4,500	—	110,597	—	190,426
International Small Company Fund	29,816	—	—	(566)	125,053	—	154,303
Multi-Manager Equity Long/Short Fund	8,173	—	4,488	—	10,297	(873)	22,085
Opportunistic Municipal Fund	—	41	—	(2,368)	2,958	—	631
Origin Emerging Markets Fund	6,583	—	—	(164,514)	187,744	—	29,813
Preferred Securities Fund	8,162	—	738	—	402,681	40,831	452,412
Real Estate Allocation Fund	5	—	—	—	34	—	39
Real Estate Debt Income Fund	428	—	—	(257)	588	—	759
Small-MidCap Dividend Income Fund	35,881	—	56,022	—	427,816	—	519,719

*Represents book-to-tax accounting differences related to straddle loss deferrals, constructive sale gain recognition, defaulted securities, contingent convertible bonds, and perpetual bonds.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At August 31, 2017, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	No Expiration:
	Short-Term Long-Term		Total
Diversified Real Asset Fund	$263,465	$48,978	$312,443
Dynamic Floating Rate High Income Fund	310	755	1,065
International Small Company Fund	566	—	566
Opportunistic Municipal Fund	1,934	434	2,368
Origin Emerging Markets Fund	164,515	—	164,515
Real Estate Debt Income Fund	257	—	257

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010 on December 22, 2010, will be carried forward with no expiration and with the character of the loss retained.

As of August 31, 2017, the following funds utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Diversified Real Asset Fund	$59,301
Dynamic Floating Rate High Income Fund	197
Global Multi-Strategy Fund	20,326
Global Opportunities Fund	13,167
International Small Company Fund	1,986
Multi-Manager Equity Long/Short Fund	2,717
Opportunistic Municipal Fund	118
Origin Emerging Markets Fund	36,773
Small-MidCap Dividend Income Fund	9,047

Late-Year Losses. A regulated investment company may elect to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. As of August 31, 2017, the Funds do not plan to defer any late-year losses.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

8. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended August 31, 2017, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Blue Chip Fund	$(4,311)	$(30,723)	$35,034
Diversified Real Asset Fund	(21,350)	31,505	(10,155)
Dynamic Floating Rate High Income Fund	1	(1)	—
Global Multi-Strategy Fund	(9,288)	(5,974)	15,262
Global Opportunities Fund	8,482	(36,791)	28,309
International Small Company Fund	2,227	(7,562)	5,335
Multi-Manager Equity Long/Short Fund	3,797	(3,797)	—
Opportunistic Municipal Fund	(72)	72	—
Origin Emerging Markets Fund	(1,225)	1,225	—
Preferred Securities Fund	7,644	(18,392)	10,748
Real Estate Allocation Fund	—	(1)	1
Real Estate Debt Income Fund	(2)	2	—
Small-MidCap Dividend Income Fund	(36,625)	(34,311)	70,936

Federal Income Tax Basis. At August 31, 2017, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation/(Depreciation)	Income Tax Purposes
Blue Chip Fund	$409,812	$(18,569)	$391,243	$1,361,422
Diversified Real Asset Fund	256,775	(100,662)	156,113	4,153,555
Dynamic Floating Rate High Income Fund	86	(111)	(25)	10,427
Global Multi-Strategy Fund	148,699	(71,845)	76,854	2,862,550
Global Opportunities Fund	120,675	(10,091)	110,584	850,230
International Small Company Fund	139,796	(14,780)	125,016	884,151
Multi-Manager Equity Long/Short Fund	14,928	(4,673)	10,255	333,935
Opportunistic Municipal Fund*	4,311	(1,353)	2,958	114,912
Origin Emerging Markets Fund	190,878	(3,136)	187,742	511,329
Preferred Securities Fund	442,548	(43,229)	399,319	5,405,754
Real Estate Allocation Fund	42	(8)	34	1,507
Real Estate Debt Income Fund	2,651	(2,063)	588	190,077
Small-MidCap Dividend Income Fund	566,389	(138,574)	427,815	2,773,017

* The fund holds floating rate securities which are accounted for differently for GAAP vs. federal income tax purposes. This causes a difference in cost basis and fair market value of investments for tax and GAAP purposes.

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. Effective September 29, 2017, Blue Chip Fund acquired all the assets and assumed all the liabilities of Principal Funds, Inc. LargeCap Growth Fund II. There were no other items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments Blue Chip Fund August 31, 2017

COMMON STOCKS - 99.57%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.30%			Software - 4.51%
TransDigm Group Inc	222,569	$58,015	Microsoft Corp	1,061,860	$79,395

Banks - 3.01%			TOTAL COMMON STOCKS		$1,750,715
Wells Fargo & Co	1,037,344	52,977	INVESTMENT COMPANIES - 0.11%	Shares Held	Value(000	's)
			Money Market Funds - 0.11%
Beverages - 1.01%			Goldman Sachs Financial Square Funds -	1,950,758	1,950
Anheuser-Busch InBev SA/NV ADR	150,818	17,852	Government Fund

Building Materials - 0.39%			TOTAL INVESTMENT COMPANIES		$1,950
Martin Marietta Materials Inc	31,980	6,779	Total Investments		$1,752,665
			Other Assets and Liabilities - 0.32%		$5,593
Chemicals - 5.45%			TOTAL NET ASSETS - 100.00%		$1,758,258
Air Products & Chemicals Inc	259,868	37,777
Praxair Inc	355,916	46,817
Sherwin-Williams Co/The	32,878	11,155	(a) Non-Income Producing Security
		$95,749
Commercial Services - 3.51%
IHS Markit Ltd (a)	241,568	11,315
Moody's Corp	376,367	50,445	Portfolio Summary (unaudited)
		$61,760	Sector		Percent
Diversified Financial Services - 12.46%			Financial		40.54%
Charles Schwab Corp/The	803,220	32,048	Communications		25.04%
FNF Group	308,041	14,860	Consumer, Cyclical		10.50%
Mastercard Inc	644,013	85,847	Consumer, Non-cyclical		8.10%
Visa Inc	833,235	86,257	Basic Materials		5.45%
		$219,012	Technology		4.51%
Electric - 0.54%			Industrial		3.69%
			Energy		1.20%
Brookfield Infrastructure Partners LP	216,275	9,544
			Utilities		0.54%
Healthcare - Products - 3.58%			Investment Companies		0.11%
			Other Assets and Liabilities		0.32%
Danaher Corp	584,684	48,775	TOTAL NET ASSETS		100.00%
DENTSPLY SIRONA Inc	250,508	14,171
		$62,946
Insurance - 12.25%
Aon PLC	403,413	56,139
Berkshire Hathaway Inc - Class B (a)	665,454	120,554
Markel Corp (a)	36,546	38,446
Trisura Group Ltd (a)	11,383	223
		$215,362
Internet - 19.69%
Alphabet Inc - A Shares (a)	6,355	6,070
Alphabet Inc - C Shares (a)	147,587	138,633
Amazon.com Inc (a)	141,743	138,993
Facebook Inc (a)	303,339	52,165
Liberty Ventures (a)	166,692	10,262
		$346,123
Media - 5.35%
Liberty Broadband Corp - C Shares (a)	326,006	33,100
Liberty Global PLC - C Shares (a)	1,843,515	60,891
		$93,991
Pipelines - 1.20%
Kinder Morgan Inc/DE	1,094,027	21,148

Real Estate - 4.92%
Brookfield Asset Management Inc	2,188,078	86,538

REITs - 7.90%
American Tower Corp	588,145	87,075
Equinix Inc	34,604	16,209
SBA Communications Corp (a)	231,509	35,548
		$138,832
Retail - 10.50%
CarMax Inc (a)	578,057	38,816
Costco Wholesale Corp	36,374	5,701
O'Reilly Automotive Inc (a)	89,664	17,586
Restaurant Brands International Inc	344,899	21,049
Starbucks Corp	579,731	31,804
TJX Cos Inc/The	529,552	38,287
Yum! Brands Inc	409,381	31,449
		$184,692

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2017

COMMON STOCKS - 53.07%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Agriculture - 0.31%			Cosmetics & Personal Care (continued)
Archer-Daniels-Midland Co	198,555	$8,204	Unicharm Corp	191,400	$4,506
Bunge Ltd	70,706	5,277			$21,906
		$13,481	Electric - 2.82%
Automobile Manufacturers - 0.05%			American Electric Power Co Inc	103,500	7,621
Mahindra & Mahindra Ltd	111,499	2,332	CLP Holdings Ltd	349,000	3,687
			CMS Energy Corp	38,000	1,845
Building Materials - 0.90%			Dominion Energy Inc	54,700	4,309
Boise Cascade Co (a)	105,433	3,163	DONG Energy A/S (d)	69,400	3,616
Builders FirstSource Inc (a)	82,762	1,347	Edison International	129,555	10,388
Duratex SA	545,100	1,489	Enel SpA	1,974,637	11,963
Forterra Inc (a)	18,401	61	FirstEnergy Corp	59,300	1,932
Geberit AG	36,767	16,806	Hera SpA	636,645	2,039
Louisiana-Pacific Corp (a)	179,283	4,568	Huadian Fuxin Energy Corp Ltd	15,332,000	3,394
Norbord Inc	177,166	6,101	Hydro One Ltd (d)	100,600	1,867
Universal Forest Products Inc	61,297	5,346	Iberdrola SA	1,521,840	12,452
		$38,881	Infraestructura Energetica Nova SAB de CV	1,617,420	8,819
Chemicals - 2.14%			Innogy SE (d)	147,928	6,525
Agrium Inc	9,437	925	NextEra Energy Inc	109,000	16,406
Agrium Inc	73,752	7,234	PG&E Corp	266,552	18,759
Calgon Carbon Corp	50,270	613	Terna Rete Elettrica Nazionale SpA	1,000,323	5,911
CF Industries Holdings Inc	185,891	5,389			$121,533
FMC Corp	61,262	5,282	Electronics - 0.35%
Israel Chemicals Ltd	617,148	2,667	Badger Meter Inc	28,896	1,326
K+S AG	193,244	4,609	Halma PLC	375,086	5,302
Koninklijke DSM NV	37,146	2,819	Rotork PLC	861,225	2,557
Monsanto Co	221,637	25,976	Trimble Inc (a)	107,507	4,158
Mosaic Co/The	192,816	3,852	Watts Water Technologies Inc	27,605	1,703
OCI NV (a)	255,790	4,859			$15,046
Olin Corp	164,177	5,291	Energy - Alternate Sources - 0.20%
Potash Corp of Saskatchewan Inc	426,836	7,423	China Everbright International Ltd	2,826,000	3,740
Potash Corp of Saskatchewan Inc	65,638	1,142	China Longyuan Power Group Corp Ltd	3,644,000	2,736
Sociedad Quimica y Minera de Chile SA	95,730	4,493	Pattern Energy Group Inc	87,600	2,201
ADR					$8,677
Tessenderlo Group SA (a)	60,161	2,638	Engineering & Construction - 1.58%
Yara International ASA	164,811	6,744	Aegion Corp (a)	36,106	782
		$91,956	Aena SA (d)	19,804	3,874
Coal - 0.23%			Arcadis NV	76,330	1,659
Adaro Energy Tbk PT	6,045,500	829	Auckland International Airport Ltd	424,100	2,071
Alliance Holdings GP LP	11,314	312	Eiffage SA	27,900	2,883
Arch Coal Inc	7,881	629	Enav SpA (d)	2,587,781	11,464
Banpu PCL (b)	616,200	327	Ferrovial SA	399,330	9,112
China Coal Energy Co Ltd	776,000	392	Flughafen Zurich AG	42,302	10,370
China Shenhua Energy Co Ltd	1,070,000	2,764	Grupo Aeroportuario del Pacifico SAB de CV	148,600	1,642
CONSOL Energy Inc	72,468	1,054	Mytilineos Holdings SA (a)	36,009	368
Exxaro Resources Ltd	59,380	599	Obrascon Huarte Lain SA (a)	226,000	964
Foresight Energy LP	9,543	40	Promotora y Operadora de Infraestructura	241,455	2,639
Harum Energy Tbk PT (a)	340,600	59	SAB de CV
Indo Tambangraya Megah Tbk PT	142,300	208	Sydney Airport	2,192,009	12,911
Inner Mongolia Yitai Coal Co Ltd	411,000	486	Vinci SA	80,700	7,425
Semirara Mining & Power Corp	134,230	455			$68,164
Shougang Fushan Resources Group Ltd	1,336,000	303	Environmental Control - 0.16%
Tambang Batubara Bukit Asam Persero Tbk	290,200	270	China Water Affairs Group Ltd	886,000	512
PT			Kurita Water Industries Ltd	110,000	3,167
Whitehaven Coal Ltd (a)	193,929	543	SIIC Environment Holdings Ltd	964,400	381
Yanzhou Coal Mining Co Ltd	614,000	618	Tetra Tech Inc	61,244	2,609
		$9,888			$6,669
Commercial Services - 1.78%			Food - 1.48%
Abertis Infraestructuras SA	825,828	16,714	Aryzta AG (a)	49,999	1,575
Atlantia SpA	328,629	10,582	Associated British Foods PLC	118,411	5,094
Cengage Learning Holdings II Inc (c)	11,792	97	Bakkafrost P/F	92,559	4,322
COSCO SHIPPING Ports Ltd	5,682,495	6,727	BRF SA (a)	175,100	2,364
Groupe Eurotunnel SE	1,184,669	14,125	Chr Hansen Holding A/S	25,553	2,201
Hutchison Port Holdings Trust	14,854,300	6,767	Cosan Ltd	309,492	2,538
OHL Mexico SAB de CV	4,172,065	5,906	Emmi AG (a)	3,795	2,538
Transurban Group	1,601,742	15,527	Leroy Seafood Group ASA	532,657	3,544
		$76,445	McCormick & Co Inc/MD	28,525	2,713
Consumer Products - 0.08%			Nichirei Corp	103,500	2,736
Kimberly-Clark Corp	26,828	3,308	Nippon Flour Mills Co Ltd	183,600	2,916
			Nippon Suisan Kaisha Ltd	551,100	3,099
Cosmetics & Personal Care - 0.51%			Pilgrim's Pride Corp (a)	84,508	2,489
Essity AB (a)	194,439	5,398	Salmar ASA	127,146	3,687
Kao Corp	93,600	5,852	Sanderson Farms Inc	17,874	2,637
Svenska Cellulosa AB SCA	737,058	6,150	Sao Martinho SA	548,400	3,028

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Food (continued)			Iron & Steel (continued)
Sysco Corp	42,242	$2,225	Fortescue Metals Group Ltd	588,527	$2,832
Toyo Suisan Kaisha Ltd	83,600	3,090	Kumba Iron Ore Ltd	20,292	334
Tyson Foods Inc	125,922	7,971	Vale SA ADR	96,772	993
Wilmar International Ltd	1,247,500	3,060	Vale SA ADR	629,842	6,972
		$63,827			$11,912
Forest Products & Paper - 3.37%			Lodging - 0.42%
Acadian Timber Corp	143,991	2,139	City Developments Ltd	445,900	3,859
BillerudKorsnas AB	139,045	2,319	Hilton Grand Vacations Inc (a)	135,562	4,914
Canfor Corp (a)	508,287	8,902	Hilton Worldwide Holdings Inc	141,420	9,098
Clearwater Paper Corp (a)	42,888	1,994			$17,871
Deltic Timber Corp	123,835	9,664	Machinery - Diversified - 1.79%
Domtar Corp	93,585	3,785	AGCO Corp	59,256	4,056
Empresas CMPC SA	1,739,334	4,563	Alamo Group Inc	25,142	2,307
Fibria Celulose SA ADR	704,230	9,268	ANDRITZ AG	127,229	6,929
Holmen AB	69,152	3,025	Bucher Industries AG	7,756	2,731
Interfor Corp (a)	383,989	5,397	CNH Industrial NV	284,699	3,234
International Paper Co	152,731	8,228	Deere & Co	156,958	18,196
Klabin SA	1,219,600	6,614	Ebara Corp	108,700	3,362
Metsa Board OYJ	184,113	1,210	Gorman-Rupp Co/The	17,351	528
Mondi PLC	503,286	13,752	IDEX Corp	75,685	8,899
Oji Holdings Corp	579,000	3,039	Interpump Group SpA	78,894	2,297
Quintis Ltd (b)	2,854,062	726	Kubota Corp	541,100	9,360
Sappi Ltd	946,834	6,370	Lindsay Corp	10,551	914
Smurfit Kappa Group PLC	232,645	7,089	Valmet OYJ	170,441	3,235
Stora Enso OYJ	540,787	7,108	Xylem Inc/NY	178,144	11,057
Sumitomo Forestry Co Ltd	483,400	7,541			$77,105
Suzano Papel e Celulose SA	1,299,700	7,201	Metal Fabrication & Hardware - 0.16%
UPM-Kymmene OYJ	331,800	8,637	Advanced Drainage Systems Inc	35,558	692
West Fraser Timber Co Ltd	196,906	10,216	Mueller Industries Inc	57,177	1,705
Western Forest Products Inc	2,875,679	6,102	Mueller Water Products Inc - Class A	160,536	1,925
		$144,889	Rexnord Corp (a)	102,001	2,436
Gas - 1.58%					$6,758
Beijing Enterprises Holdings Ltd	237,800	1,331	Mining - 4.89%
China Gas Holdings Ltd	345,700	875	Acacia Mining PLC	51,672	136
China Resources Gas Group Ltd	319,100	1,127	African Rainbow Minerals Ltd	27,558	233
ENN Energy Holdings Ltd	769,000	4,963	Agnico Eagle Mines Ltd	72,700	3,727
Italgas SpA	230,735	1,305	Alacer Gold Corp (a)	92,200	162
National Grid PLC	1,380,834	17,403	Alamos Gold Inc	94,100	784
Sempra Energy	220,611	26,016	Alumina Ltd	725,745	1,226
Snam SpA	890,600	4,339	Aluminum Corp of China Ltd (a)	1,242,000	924
Southcross Holdings Borrower LP (a),(b),(c),(e)	37	25	Aneka Tambang Persero Tbk PT (a)	3,028,000	168
Southwest Gas Holdings Inc	109,000	8,668	Anglo American Platinum Ltd (a)	16,990	461
Western Gas Equity Partners LP	43,342	1,757	Anglo American PLC	442,465	8,054
		$67,809	AngloGold Ashanti Ltd	128,898	1,305
Hand & Machine Tools - 0.03%			Antofagasta PLC	124,222	1,665
Franklin Electric Co Inc	38,213	1,473	Asanko Gold Inc (a)	64,100	79
			Assore Ltd	17,591	376
Healthcare - Products - 0.22%			B2Gold Corp (a)	307,500	845
Danaher Corp	111,289	9,284	Barrick Gold Corp	367,300	6,615
			BHP Billiton Ltd	1,011,716	22,024
Healthcare - Services - 0.00%			BHP Billiton PLC	665,325	12,666
Millennium Health LLC (a),(c)	22,091	23	Boliden AB	86,159	3,015
Millennium Health LLC (a),(b),(c),(e)	20,580	—	Cameco Corp	124,600	1,249
Millennium Health LLC (a),(b),(c),(e)	19,318	—	Centamin PLC	362,926	713
		$23	Centerra Gold Inc (a)	73,400	441
Holding Companies - Diversified - 0.27%			China Gold International Resources Corp Ltd	74,800	135
China Merchants Port Holdings Co Ltd	2,715,401	8,896	(a)
Empresas COPEC SA	221,778	2,846	China Molybdenum Co Ltd	1,236,000	674
		$11,742	Coeur Mining Inc (a)	57,159	500
Home Builders - 0.19%			Detour Gold Corp (a)	55,000	770
Daiwa House Industry Co Ltd	51,600	1,805	Dominion Diamond Corp	25,400	360
DR Horton Inc	53,603	1,938	Dowa Holdings Co Ltd	97,000	731
Lennar Corp - A Shares	23,862	1,235	Eldorado Gold Corp	250,100	515
LGI Homes Inc (a)	18,406	783	Endeavour Mining Corp (a)	23,300	463
Toll Brothers Inc	55,933	2,179	Endeavour Silver Corp (a)	40,100	99
		$7,940	Eramet (a)	3,345	221
Home Furnishings - 0.08%			Evolution Mining Ltd	424,080	827
American Woodmark Corp (a)	27,048	2,240	First Majestic Silver Corp (a)	51,900	367
Rational AG	2,060	1,338	First Quantum Minerals Ltd	217,100	2,617
			Fortuna Silver Mines Inc (a)	50,100	242
		$3,578
Iron & Steel - 0.28%			Franco-Nevada Corp	56,800	4,647
Cleveland-Cliffs Inc (a)	93,370	781	Freeport-McMoRan Inc (a)	455,761	6,736
			Fresnillo PLC	92,852	1,942

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Mining (continued)				Mining (continued)
Glencore PLC (a)	3,627,594	$16,906		Vedanta Resources PLC	34,045	$376
Gold Fields Ltd	258,792	1,156		Western Areas Ltd (a)	85,770	186
Goldcorp Inc	269,600	3,705		Wheaton Precious Metals Corp	139,100	2,889
Grupo Mexico SAB de CV	1,961,700	6,473		Yamana Gold Inc	298,600	882
Guyana Goldfields Inc (a)	43,500	174		Zhaojin Mining Industry Co Ltd	330,500	287
Harmony Gold Mining Co Ltd	55,436	112		Zijin Mining Group Co Ltd	1,806,000	663
Hecla Mining Co	124,741	659				$210,625
Hi-Crush Partners LP (a)	22,937	183		Miscellaneous Manufacturers - 0.50%
Highland Gold Mining Ltd	61,469	126		Aalberts Industries NV	95,493	4,250
Hochschild Mining PLC	95,870	353		Alfa Laval AB	284,864	6,455
Hudbay Minerals Inc	74,700	651		Pentair PLC	151,823	9,421
IAMGOLD Corp (a)	146,400	972		Sulzer AG	12,583	1,392
Iluka Resources Ltd	131,896	998				$21,518
Impala Platinum Holdings Ltd (a)	231,463	716		Oil & Gas - 0.27%
Imperial Metals Corp (a)	17,600	55
				Antero Midstream Partners LP	283,505	9,574
Independence Group NL	184,832	501		EQT GP Holdings LP	68,152	1,944
Industrias Penoles SAB de CV	50,085	1,303		Vantage Drilling International (a),(b),(e)	1,554	15
Jiangxi Copper Co Ltd	437,000	761				$11,533
KAZ Minerals PLC (a)	84,433	920
				Packaging & Containers - 0.76%
Kenmare Resources PLC (a)	27,621	95
				DS Smith PLC	466,981	3,012
Kinross Gold Corp (a)	392,700	1,789
				Graphic Packaging Holding Co	207,914	2,713
Kirkland Lake Gold Ltd	66,202	863		Huhtamaki OYJ	59,753	2,325
Klondex Mines Ltd (a)	55,800	188
				KapStone Paper and Packaging Corp	260,795	5,834
Lucara Diamond Corp	96,300	216		Mayr Melnhof Karton AG	2,908	396
Lundin Mining Corp	228,900	1,730		Packaging Corp of America	85,195	9,577
McEwen Mining Inc (a)	78,594	202
				WestRock Co	154,065	8,768
MMG Ltd (a)	1,000,000	490
Mountain Province Diamonds Inc (a)	40,300	138				$32,625
				Pharmaceuticals - 0.06%
Nevsun Resources Ltd	95,100	203
New Gold Inc (a)	181,300	678		Zoetis Inc	43,382	2,720
Newcrest Mining Ltd	241,647	4,429		Pipelines - 11.53%
Newmont Mining Corp	167,974	6,440		Andeavor Logistics LP	330,014	16,418
Nickel Asia Corp	479,000	68		Antero Midstream GP LP	129,575	2,470
Norsk Hydro ASA	391,054	2,823
North Mining Shares Co Ltd (a)	5,430,000	96		APA Group	1,568,848	11,062
Northam Platinum Ltd (a)	128,469	486		Buckeye Partners LP	273,851	15,661
				Cheniere Energy Inc (a)	586,282	25,088
Northern Star Resources Ltd	189,177	792		Enbridge Energy Management LLC (a)	384,912	5,547
Nyrstar NV (a)	23,579	170
				Enbridge Inc	91,277	3,650
OceanaGold Corp	190,009	579
Orocobre Ltd (a)	66,316	204		Enbridge Inc	706,813	28,255
				Energy Transfer Equity LP	1,328,813	23,081
Osisko Gold Royalties Ltd	33,500	468		Energy Transfer Partners LP	920,729	17,503
OZ Minerals Ltd	94,082	611		Enterprise Products Partners LP	1,229,462	32,052
Pan African Resources PLC	563,160	106		EQT Midstream Partners LP	280,506	21,422
Pan American Silver Corp	48,200	899
Petra Diamonds Ltd (a)	167,125	203		Genesis Energy LP	234,599	6,264
				Kinder Morgan Inc/DE	1,300,400	25,136
Philex Mining Corp	933,700	157		Koninklijke Vopak NV	89,067	3,770
Polymetal International PLC	108,392	1,239
Premier Gold Mines Ltd (a)	63,400	199		Magellan Midstream Partners LP	432,821	29,168
				MPLX LP	643,910	22,099
Randgold Resources Ltd	29,629	3,039		Noble Midstream Partners LP	55,308	2,664
Regis Resources Ltd	157,818	526		NuStar Energy LP	77,996	3,158
Resolute Mining Ltd	232,157	226
Richmont Mines Inc (a)	19,900	183		ONEOK Inc	400,979	21,717
				Pembina Pipeline Corp	165,006	5,318
Rio Tinto Ltd	133,625	7,244		Phillips 66 Partners LP	323,570	15,460
Rio Tinto PLC	434,844	21,121		Plains All American Pipeline LP	1,005,797	21,786
Royal Gold Inc	20,582	1,920		Shell Midstream Partners LP	303,168	8,389
Sandfire Resources NL	49,689	236
Saracen Mineral Holdings Ltd (a)	255,332	280		Spectra Energy Partners LP	179,738	7,968
SEMAFO Inc (a)	102,300	288		Tallgrass Energy GP LP	67,326	1,810
				Tallgrass Energy Partners LP	206,681	9,770
Sibanye Gold Ltd	535,730	855		Targa Resources Corp	238,338	10,623
Silvercorp Metals Inc	52,800	165		TransCanada Corp	563,307	28,604
South32 Ltd	1,658,852	3,882		Valero Energy Partners LP	219,742	9,570
Southern Copper Corp	48,702	1,982
SSR Mining Inc (a)	37,600	393		Veresen Inc	413,800	5,829
St Barbara Ltd (a)	156,665	355		Western Gas Partners LP	359,390	18,358
				Williams Cos Inc/The	790,850	23,512
Sumitomo Metal Mining Co Ltd	183,000	3,155		Williams Partners LP	333,508	13,140
Tahoe Resources Inc	78,700	376
						$496,322
Teck Resources Ltd	179,500	4,468		Real Estate - 2.10%
Timah Persero Tbk PT	938,500	67		ADO Properties SA (d)	176,893	8,621
TMAC Resources Inc (a)	10,500	74
Torex Gold Resources Inc (a)	25,100	424		Aeon Mall Co Ltd	338,700	6,085
Turquoise Hill Resources Ltd (a)	380,400	1,282		Aroundtown Property Holdings PLC	282,650	1,891
				Deutsche Wohnen SE	362,205	15,393
United Co RUSAL PLC	957,000	663		Entra ASA (d)	162,845	2,320
Vale Indonesia Tbk PT (a)	625,900	139
				Fabege AB	392,920	7,882

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Real Estate (continued)			Transportation (continued)
Hongkong Land Holdings Ltd	995,861	$7,389	Prumo Logistica SA (a)	546,320	$1,960
Leopalace21 Corp	596,500	4,373			$4,879
Mitsui Fudosan Co Ltd	592,700	12,807	Water - 2.19%
New World Development Co Ltd	5,091,000	6,968	American States Water Co	39,094	1,927
Pope Resources a Delaware LP	73,271	5,184	American Water Works Co Inc	197,532	15,981
Sun Hung Kai Properties Ltd	687,000	11,481	Aqua America Inc	189,605	6,333
		$90,394	Beijing Enterprises Water Group Ltd	5,228,000	4,454
REITs - 9.27%			California Water Service Group	51,261	1,920
Agree Realty Corp	73,642	3,691	China Water Industry Group Ltd (a)	1,276,000	268
Alexandria Real Estate Equities Inc	122,152	14,818	Cia de Saneamento Basico do Estado de Sao	582,674	5,937
American Homes 4 Rent	649,255	14,387	Paulo ADR
American Tower Corp	173,633	25,707	Connecticut Water Service Inc	12,010	651
Apartment Investment & Management Co	95,744	4,340	Guangdong Investment Ltd	3,617,700	5,350
Assura PLC	3,998,457	3,377	Middlesex Water Co	17,405	661
AvalonBay Communities Inc	79,552	14,934	Pennon Group PLC	991,841	10,406
CatchMark Timber Trust Inc	423,587	4,884	Severn Trent PLC	397,561	11,662
Crown Castle International Corp	206,060	22,345	Suez	398,031	7,551
CubeSmart	216,507	5,337	United Utilities Group PLC	728,612	8,570
Dexus	1,388,351	10,609	Veolia Environnement SA	525,364	12,318
Digital Realty Trust Inc	69,435	8,217	York Water Co/The	13,720	451
EPR Properties	74,685	5,203			$94,440
Equinix Inc	28,867	13,522	TOTAL COMMON STOCKS		$2,283,871
Essex Property Trust Inc	47,070	12,519	INVESTMENT COMPANIES - 2.54%	Shares Held	Value (000's)
Frasers Logistics & Industrial Trust	8,672,656	6,881	Exchange Traded Funds - 0.31%
Gecina SA	53,242	8,297	Guggenheim S&P Global Water Index ETF	220,130	7,366
Goodman Group	2,001,139	13,224	SPDR S&P Metals & Mining ETF	191,760	6,211
Hoshino Resorts REIT Inc	294	1,531			$13,577
Hudson Pacific Properties Inc	161,781	5,339	Money Market Funds - 2.23%
Inmobiliaria Colonial SA	757,548	7,408	BlackRock Liquidity Funds FedFund Portfolio	5,809,713	5,810
Investa Office Fund	473,012	1,703	Cash Account Trust - Government & Agency	30,778,949	30,779
Invitation Homes Inc	179,812	4,161	Portfolio - Government Cash Managed
Japan Hotel REIT Investment Corp	7,114	4,900	First American Government Obligations Fund	576,278	576
Japan Logistics Fund Inc	1,122	2,288	Goldman Sachs Financial Square Funds -	41,399,277	41,399
Japan Retail Fund Investment Corp	2,634	4,846	Government Fund
Link REIT	1,187,500	9,810	Morgan Stanley Institutional Liquidity Funds -	14,195,784	14,196
Merlin Properties Socimi SA	489,604	6,751	Government Portfolio
Nomura Real Estate Master Fund Inc	2,066	2,732	Wells Fargo Advantage Government Money	3,184,984	3,185
Park Hotels & Resorts Inc	109,045	2,910	Market Fund
Physicians Realty Trust	486,331	9,109			$95,945
Potlatch Corp	204,732	9,786	TOTAL INVESTMENT COMPANIES		$109,522
Prologis Inc	120,097	7,609	PREFERRED STOCKS - 0.07%	Shares Held	Value (000's)
Rayonier Inc	417,693	12,117	Water - 0.07%
Regency Centers Corp	224,941	14,468
Rexford Industrial Realty Inc	418,336	12,571	Cia de Saneamento do Parana 0.58%	873,700	$2,892
SBA Communications Corp (a)	45,587	7,000
			TOTAL PREFERRED STOCKS		$2,892
Segro PLC	637,055	4,437
Senior Housing Properties Trust	288,587	5,691		Principal
Simon Property Group Inc	114,947	18,029	BONDS - 7.66%	Amount (000's)	Value (000's)
STORE Capital Corp	215,906	5,480	Federal & Federally Sponsored Credit - 2.81%
Sun Communities Inc	79,098	7,143	Federal Farm Credit Banks
			1.11%, 06/19/2019(f)	$25,000	$24,982
Sunstone Hotel Investors Inc	218,985	3,460
Unibail-Rodamco SE	44,235	11,252	3-Month Treasury Bill Index + 0.09%
			1.12%, 01/25/2019(f)	16,000	16,005
UNITE Group PLC/The	532,000	4,772
Weyerhaeuser Co	590,726	19,264	3-Month Treasury Bill Index + 0.10%
			1.14%, 05/08/2019(f)	8,500	8,501
		$398,859
Retail - 0.12%			3-Month Treasury Bill Index + 0.12%
			1.17%, 04/12/2019(f)	6,000	5,999
Gymboree Corp/The (a),(b)	25,550	319
Gymboree Corp/The (a),(b)	6,334	79	3-Month Treasury Bill Index + 0.15%
			1.19%, 01/23/2019(f)	8,500	8,505
Lowe's Cos Inc	32,924	2,433
Tractor Supply Co	38,371	2,284	1 Month LIBOR + (0.05)%
			1.19%, 04/25/2019(f)	7,500	7,504
		$5,115
			Federal Reserve Prime Loan Rate + (3.06)%
Software - 0.11%			1.23%, 03/27/2019(f)	21,000	21,023
InterXion Holding NV (a)	86,851	4,503
			Federal Reserve Prime Loan Rate + (3.02)%
			1.37%, 08/01/2018(f)	8,500	8,519
			1 Month LIBOR + 0.14%
Storage & Warehousing - 0.05%
Safestore Holdings PLC	415,985	2,228	1.38%, 06/27/2018(f)	20,000	20,038

Textiles - 0.13%			Federal Reserve Prime Loan Rate + (2.87)%
Mohawk Industries Inc (a)	22,175	5,613			$121,076
			Finance - Mortgage Loan/Banker - 4.14%
			Fannie Mae
Transportation - 0.11%			1.20%, 02/25/2019(f)	25,000	24,917
East Japan Railway Co	31,800	2,919	1.23%, 02/28/2019(f)	4,000	4,005
			1 Month LIBOR + 0.00%

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

	Principal			SENIOR FLOATING RATE INTERESTS -	Principal
BONDS (continued)	Amount (000's)		Value (000's)	18.53%	Amount (000's)	Value (000's)
Finance - Mortgage Loan/Banker (continued)				Advertising - 0.21%
Fannie Mae (continued)				Advantage Sales & Marketing Inc, Term
1.23%, 03/08/2019(f)		$4,200	$4,205	Loan
				7.80%, 07/21/2022(i)	$110	$100
1 Month LIBOR + 0.00%
1.30%, 04/29/2019(f)		9,200	9,180	US LIBOR + 6.50%
2.50%, 09/29/2017		1,150	1,151	Advantage Sales & Marketing Inc, Term Loan
Federal Home Loan Banks				B
0.88%, 10/01/2018(f)		14,000	13,941	4.55%, 07/21/2021(i)	1,995	1,917
1.15%, 09/20/2018(f)		10,000	10,007	US LIBOR + 3.25%
3 Month LIBOR + (0.12)%				Affinion Group Inc, Term Loan
1.21%, 09/11/2017(f)		15,000	15,001	9.06%, 03/31/2022(i)	2,743	2,741
3 Month LIBOR + (0.02)%				US LIBOR + 7.75%
1.22%, 03/08/2018(f)		10,000	10,009	Checkout Holding Corp, Term Loan B
				4.74%, 04/03/2021(i)	1,671	1,422
3 Month LIBOR + 0.00%
1.25%, 10/27/2017(f)		5,800	5,801	US LIBOR + 3.50%
3 Month LIBOR + (0.07)%				Getty Images Inc, Term Loan B
1.25%, 01/16/2019(f)		7,500	7,491	4.80%, 10/03/2019(i)	3,509	3,030
1.30%, 12/07/2017(f)		10,000	10,006	US LIBOR + 3.50%
1 Month LIBOR + 0.07%						$9,210
1.55%, 08/28/2019(f)		12,000	11,994	Aerospace & Defense - 0.26%
Freddie Mac				Sequa Mezzanine Holdings LLC, Term Loan
1.00%, 04/26/2019(f)		13,200	13,199	10.31%, 04/28/2022(i)	1,621	1,654
1.05%, 05/25/2018(f)		10,000	9,989	US LIBOR + 9.00%
1.24%, 03/08/2018(f)		18,400	18,422	Sequa Mezzanine Holdings LLC, Term Loan
3 Month LIBOR + 0.04%				B
1.60%, 07/26/2019(f)		7,800	7,802	6.81%, 10/28/2021(i)	4,709	4,738
Freddie Mac Discount Notes				US LIBOR + 5.50%
1.10%, 02/02/2018(g)		1,200	1,194	TransDigm Inc, Term Loan D
			$178,314	4.29%, 05/21/2021(i)	4,818	4,824
Media - 0.01%				US LIBOR + 3.00%
iHeartCommunications Inc						$11,216
9.00%, 12/15/2019		523	416	Airlines - 0.34%
				American Airlines Inc, Term Loan B
Sovereign - 0.70%				3.23%, 06/26/2020(i)	3,865	3,861
Canadian Government Real Return Bond				US LIBOR + 2.00%
4.25%, 12/01/2026	CAD	1,411	1,530	3.23%, 10/10/2021(i)	3,144	3,144
Italy Buoni Poliennali Del Tesoro				US LIBOR + 2.00%
1.25%, 10/27/2020	EUR	1,716	2,157	3.73%, 04/28/2023(i)	2,475	2,483
1.65%, 04/23/2020		5,523	6,947	US LIBOR + 2.50%
2.55%, 09/15/2041		204	283	3.73%, 12/14/2023(i)	2,185	2,190
2.70%, 03/01/2047(d)		1,270	1,373	US LIBOR + 2.50%
Japanese Government CPI Linked Bond				Delta Air Lines Inc, Term Loan B1
0.10%, 09/10/2024	JPY	1,250,900	11,755	3.73%, 10/18/2018(i)	3,029	3,047
New Zealand Government Bond				US LIBOR + 2.50%
2.50%, 09/20/2040	NZD	589	436			$14,725
2.56%, 09/20/2035		2,831	2,189	Automobile Manufacturers - 0.07%
3.12%, 09/20/2030		2,430	2,044	FCA US LLC, Term Loan B
Spain Government Bond				3.23%, 12/05/2018(i)	2,897	2,902
5.15%, 10/31/2044(d)	EUR	642	1,121	US LIBOR + 2.00%
			$29,835
TOTAL BONDS			$329,641	Automobile Parts & Equipment - 0.03%
COMMODITY INDEXED STRUCTURED	Principal			Allison Transmission Inc, Term Loan B
NOTES - 0.46%	Amount (000's)		Value (000's)	3.24%, 09/23/2022(i)	1,114	1,118
Banks - 0.46%				US LIBOR + 2.50%
Royal Bank of Canada; Dow Jones – UBS
Commodity Index Linked Note				Beverages - 0.07%
1.12%, 03/12/2018(d)		$4,200	3,964	Jacobs Douwe Egberts International BV, Term
1.12%, 03/12/2018(d)		17,000	15,920	Loan B
				3.56%, 07/02/2022(i)	3,018	3,025
			$19,884
TOTAL COMMODITY INDEXED STRUCTURED NOTES			$19,884	US LIBOR + 2.25%
	Principal
CONVERTIBLE BONDS - 0.01%	Amount (000's)		Value (000's)	Biotechnology - 0.12%
				Concordia International Corp, Term Loan B
Oil & Gas - 0.01%				5.48%, 10/21/2021(i)	7,575	5,376
Vantage Drilling International
1.00%, PIK 1.00%, 12/31/2030(b),(h)		272	272	US LIBOR + 4.25%

TOTAL CONVERTIBLE BONDS			$272	Building Materials - 0.09%
				Quikrete Holdings Inc, Term Loan B
				3.99%, 11/03/2023(i)	3,980	3,956
				US LIBOR + 2.75%

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Chemicals - 0.20%			Computers - 1.16%
Alpha 3 BV, Term Loan B1			Conduent Business Services LLC, Term Loan
4.30%, 01/31/2024(i)	$2,000	$2,000	B
US LIBOR + 3.00%			5.24%, 12/07/2023(i)	$2,251	$2,269
Duke Finance LLC, Term Loan			US LIBOR + 4.00%
5.51%, 02/21/2024(i)	1,474	1,477	CSRA Inc, Term Loan B
US LIBOR + 4.25%			3.30%, 11/30/2023(i)	1,243	1,245
INEOS US Finance LLC, Term Loan B			US LIBOR + 3.00%
4.01%, 03/31/2022(i)	244	245	Dell International LLC, Term Loan A1
US LIBOR + 2.75%			3.24%, 12/31/2018(i)	194	194
Minerals Technologies Inc, Term Loan B2			US LIBOR + 2.00%
4.75%, 05/09/2021(i)	1,305	1,325	Dell International LLC, Term Loan A2
Versum Materials Inc, Term Loan B			3.49%, 06/02/2021(i)	5,005	5,010
3.80%, 09/21/2023(i)	3,474	3,488	US LIBOR + 2.25%
US LIBOR + 2.50%			Dell International LLC, Term Loan A3
		$8,535	3.24%, 05/31/2019(i)	3,500	3,503
Coal - 0.06%			US LIBOR + 2.00%
Peabody Energy Corp, Term Loan EXIT			Dell International LLC, Term Loan B
5.74%, 02/08/2022(i)	2,575	2,593	3.74%, 09/07/2023(i)	15,159	15,215
US LIBOR + 4.50%			US LIBOR + 2.50%
			iQor US Inc, Term Loan B
Commercial Services - 0.85%			6.30%, 04/01/2021(i)	2,699	2,671
Allied Universal Holdco LLC, Term Loan			US LIBOR + 5.00%
5.05%, 07/27/2022(i)	1,680	1,679	NeuStar Inc, Term Loan B2
US LIBOR + 3.75%			0.00%, 03/01/2024(i),(j)	1,750	1,763
Brand Energy & Infrastructure Services Inc,			US LIBOR + 3.75%
Term Loan			Optiv Security Inc, Term Loan
5.60%, 06/14/2024(i)	2,786	2,792	4.56%, 02/01/2024(i)	1,933	1,756
US LIBOR + 4.25%			US LIBOR + 3.25%
Camelot Finance LP, Term Loan			Peak 10 Holding Corp, Term Loan
4.74%, 10/03/2023(i)	2,978	2,989	4.81%, 07/24/2024(i)	1,500	1,494
US LIBOR + 3.50%			8.56%, 07/24/2025(i)	750	755
Ceridian HCM Holding Inc, Term Loan B2			Riverbed Technology Inc, Term Loan B
4.70%, 09/15/2020(i)	1,254	1,252	4.49%, 04/25/2022(i)	840	815
US LIBOR + 3.50%			US LIBOR + 3.25%
Concentra Inc, Term Loan B			Tempo Acquisition LLC, Term Loan B
4.21%, 06/01/2022(i)	1,918	1,926	4.23%, 04/19/2024(i)	2,000	2,006
US LIBOR + 3.00%			US LIBOR + 3.00%
Gartner Inc, Term Loan A			TierPoint LLC, Term Loan B
3.24%, 03/21/2022(i)	1,253	1,253	4.99%, 04/26/2024(i)	2,000	2,007
US LIBOR + 2.00%			US LIBOR + 3.75%
Gartner Inc, Term Loan B			Western Digital Corp, Term Loan B2
3.24%, 03/15/2024(i)	748	750	3.98%, 04/29/2023(i)	9,367	9,411
US LIBOR + 2.00%			US LIBOR + 2.75%
INC Research Holdings Inc, Term Loan B					$50,114
3.48%, 06/28/2024(i)	3,313	3,315	Consumer Products - 0.06%
US LIBOR + 2.25%			Prestige Brands Inc, Term Loan B4
KAR Auction Services Inc, Term Loan B5			3.99%, 01/20/2024(i)	1,009	1,011
3.81%, 03/09/2023(i)	777	780	US LIBOR + 2.75%
US LIBOR + 2.50%			Spectrum Brands Inc, Term Loan B
Laureate Education Inc, Term Loan			3.31%, 06/23/2022(i)	1,575	1,581
5.74%, 04/19/2024(i)	2,993	3,004	US LIBOR + 2.00%
MacDonald Dettwiler & Associates Ltd, Term					$2,592
Loan			Cosmetics & Personal Care - 0.11%
0.00%, 07/05/2024(i),(j)	3,250	3,235	Coty Inc, Term Loan A
Monitronics International Inc, Term Loan B2			2.98%, 10/27/2020(i)	2,679	2,659
6.80%, 09/22/2022(i)	2,283	2,219	US LIBOR + 1.50%
US LIBOR + 5.50%			Revlon Consumer Products Corp, Term Loan
PAREXEL International Corp, Term Loan			B
0.00%, 08/09/2024(i),(j)	750	751	4.74%, 07/21/2023(i)	2,174	1,948
Prime Security Services Borrower LLC, Term			US LIBOR + 3.50%
Loan B					$4,607
3.99%, 05/02/2022(i)	2,453	2,464	Distribution & Wholesale - 0.14%
US LIBOR + 2.75%			Univar USA Inc, Term Loan B
Syniverse Holdings Inc, Term Loan B			3.99%, 07/01/2022(i)	6,074	6,080
4.30%, 04/23/2019(i)	2,955	2,829
			US LIBOR + 2.75%
US LIBOR + 3.00%
4.31%, 04/23/2019(i)	4,115	3,940	Diversified Financial Services - 0.33%
US LIBOR + 3.00%			Capital Automotive LP, Term Loan
WEX Inc, Term Loan B			7.24%, 03/21/2025(i)	2,691	2,719
3.99%, 06/30/2023(i)	1,188	1,196
			US LIBOR + 6.00%
US LIBOR + 2.75%
		$36,374

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Diversified Financial Services (continued)			Environmental Control (continued)
Capital Automotive LP, Term Loan B			CD&R Waterworks Merger Sub LLC, Term
4.24%, 03/21/2024(i)	$4,669	$4,689	Loan
US LIBOR + 3.00%			4.45%, 07/19/2024(i)	$1,750	$1,752
Walter Investment Management Corp, Term			Robertshaw Holdings Corp, Term Loan
Loan			5.75%, 08/02/2024(i)	1,250	1,257
4.99%, 12/11/2020(i)	7,148	6,583	US LIBOR + 4.50%
US LIBOR + 3.75%					$9,059
		$13,991	Food - 0.83%
Electric - 0.63%			Albertson's LLC, Term Loan B4
Calpine Corp, Term Loan B5			3.99%, 08/25/2021(i)	11,454	11,106
4.05%, 01/15/2024(i)	1,614	1,608	US LIBOR + 2.75%
US LIBOR + 2.75%			Albertson's LLC, Term Loan B5
Calpine Corp, Term Loan B7			4.29%, 12/21/2022(i)	2,000	1,940
4.05%, 05/05/2023(i)	2,872	2,862	US LIBOR + 3.00%
US LIBOR + 2.75%			Albertson's LLC, Term Loan B6
Dayton Power & Light Co/The, Term Loan B			4.32%, 06/22/2023(i)	5,726	5,559
4.49%, 08/19/2022(i)	2,637	2,668	US LIBOR + 3.00%
US LIBOR + 3.25%			Chobani LLC, Term Loan B
Dynegy Inc, Term Loan C1			5.49%, 09/29/2023(i)	2,412	2,428
4.49%, 06/27/2023(i)	620	621	US LIBOR + 4.25%
US LIBOR + 3.25%			Moran Foods LLC, Term Loan B
Energy Future Intermediate Holding Co LLC,			7.24%, 12/01/2023(i)	995	935
DIP Term Loan			US LIBOR + 6.00%
4.23%, 06/28/2018(i)	3,726	3,741	Pinnacle Foods Finance LLC, Term Loan B
US LIBOR + 3.00%			3.23%, 01/30/2024(i)	3,063	3,070
Vistra Operations Co LLC, Term Loan B			US LIBOR + 2.00%
3.99%, 08/04/2023(i)	10,290	10,288	SUPERVALU Inc, Delay-Draw Term Loan B-
US LIBOR + 2.75%			DD
Vistra Operations Co LLC, Term Loan B2			4.74%, 06/02/2024(i)	306	295
3.98%, 12/14/2023(i)	2,985	2,989	US LIBOR + 3.50%
US LIBOR + 3.25%			SUPERVALU Inc, Term Loan B
Vistra Operations Co LLC, Term Loan C			4.73%, 06/02/2024(i)	510	492
3.98%, 08/04/2023(i)	2,359	2,358	US LIBOR + 3.50%
US LIBOR + 2.75%			US Foods Inc, Term Loan B
		$27,135	3.98%, 06/27/2023(i)	9,652	9,682
Electronics - 0.05%			US LIBOR + 3.00%
TTM Technologies Inc, Term Loan B					$35,507
5.49%, 05/07/2021(i)	2,296	2,321	Gas - 0.00%
US LIBOR + 4.25%			Southcross Holdings Borrower LP, Term Loan
			B
Engineering & Construction - 0.03%			4.50%, PIK 5.50%, 04/13/2023c),(h),(i)	35	30
Engility Corp, Term Loan B2
4.48%, 08/14/2023(i)	1,433	1,443	Healthcare - Products - 0.32%
US LIBOR + 3.25%			Alere Inc, Term Loan B
			4.49%, 06/10/2022(i)	248	248
Entertainment - 0.62%			US LIBOR + 3.25%
CCM Merger Inc, Term Loan B			Carestream Health Inc, Term Loan
3.99%, 07/30/2021(i)	1,249	1,251	9.80%, 12/15/2019(i)	729	710
US LIBOR + 2.75%			US LIBOR + 8.50%
Delta 2 Lux Sarl, Term Loan B			Carestream Health Inc, Term Loan B
4.49%, 02/01/2024(i)	9,332	9,386	5.27%, 06/05/2019(i)	4,952	4,942
US LIBOR + 3.25%			US LIBOR + 4.00%
Lions Gate Entertainment Corp, Term Loan			ConvaTec Inc, Term Loan
B			3.80%, 10/13/2023(i)	3,138	3,142
4.24%, 10/13/2023(i)	1,175	1,184	DJO Finance LLC, Term Loan B
Scientific Games International Inc, Term Loan			4.49%, 06/24/2020(i)	1,715	1,706
B4			US LIBOR + 3.25%
4.51%, 08/14/2024(i)	11,164	11,239	Kinetic Concepts Inc, Term Loan B
US LIBOR + 3.25%			4.55%, 01/26/2024(i)	2,899	2,866
William Morris Endeavor Entertainment LLC,			US LIBOR + 3.25%
Term Loan B					$13,614
4.49%, 05/06/2021(i)	2,581	2,592	Healthcare - Services - 0.83%
US LIBOR + 3.25%			Ardent Legacy Acquisitions Inc, Term Loan
WMG Acquisition Corp, Term Loan D			B
3.74%, 11/01/2023(i)	1,192	1,192	6.80%, 07/30/2021(i)	242	242
US LIBOR + 2.50%			US LIBOR + 5.50%
		$26,844
Environmental Control - 0.21%
Advanced Disposal Services Inc, Term Loan
B
3.94%, 11/10/2023(i)	6,023	6,050
US LIBOR + 2.75%

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Healthcare - Services (continued)			Investment Companies (continued)
CHS/Community Health Systems Inc, Term			RPI Finance Trust, Term Loan B6
Loan G			3.30%, 03/16/2023(i)	$3,000	$3,011
3.98%, 12/13/2019(i)	$2,273	$2,266	US LIBOR + 2.00%
US LIBOR + 2.75%					$3,998
CHS/Community Health Systems Inc, Term			Leisure Products & Services - 0.19%
Loan H			Equinox Holdings Inc, Term Loan
4.32%, 01/14/2021(i)	3,307	3,289	4.49%, 03/03/2024(i)	1,048	1,049
US LIBOR + 3.00%			US LIBOR + 3.25%
Envision Healthcare Corp, Term Loan C			Intrawest Resorts Holdings Inc, Term Loan
4.30%, 11/17/2023(i)	2,251	2,267	B1
US LIBOR + 3.00%			4.48%, 06/28/2024(i)	1,015	1,015
HCA Inc, Term Loan			US LIBOR + 3.25%
3.24%, 03/17/2023(i)	4,697	4,710	Intrawest Resorts Holdings Inc, Term Loan
3.49%, 02/15/2024(i)	4,979	5,000	B2
Heartland Dental LLC, Term Loan			4.48%, 06/28/2024(i)	536	536
6.06%, 07/26/2023(i)	3,053	3,053	US LIBOR + 3.25%
US LIBOR + 4.75%			Life Time Fitness Inc, Term Loan B
IASIS Healthcare LLC, Term Loan			4.32%, 06/10/2022(i)	2,258	2,262
5.30%, 02/16/2021(i)	2,717	2,723	US LIBOR + 3.00%
Jaguar Holding Co II, Term Loan			Planet Fitness Holdings LLC, Term Loan B
4.02%, 08/18/2022(i)	6,305	6,318	4.25%, 03/31/2021(i)	2,229	2,246
US LIBOR + 2.75%			US LIBOR + 3.50%
MPH Acquisition Holdings LLC, Term Loan			Sabre GLBL Inc, Term Loan B
B			3.49%, 02/22/2024(i)	982	985
4.30%, 05/25/2023(i)	1,876	1,883	US LIBOR + 2.25%
US LIBOR + 3.00%					$8,093
New Millennium Holdco Inc, Term Loan
7.74%, 12/21/2020(i)	1,109	610	Lodging - 0.28%
			Boyd Gaming Corp, Term Loan B
US LIBOR + 6.50%			3.70%, 09/15/2023(i)	2,747	2,750
Quorum Health Corp, Term Loan			US LIBOR + 2.50%
8.07%, 04/29/2022(i)	666	671
			Caesars Entertainment Corp, Term Loan
US LIBOR + 6.75%			0.00%, 04/04/2024(i),(j)	2,000	2,001
Select Medical Corp, Term Loan			CityCenter Holdings LLC, Term Loan B
4.81%, 02/13/2024(i)	1,954	1,970	3.73%, 04/18/2024(i)	3,829	3,835
Tennessee Merger Sub Inc, Term Loan			US LIBOR + 2.50%
3.99%, 01/12/2024(i)	942	929	Hilton Worldwide Finance LLC, Term Loan
		$35,931	B2
Holding Companies - Diversified - 0.12%			3.23%, 10/25/2023(i)	3,321	3,330
Emerald Expositions Holding Inc, Term Loan			US LIBOR + 2.00%
B					$11,916
4.30%, 05/17/2024(i)	2,206	2,222	Machinery - Construction & Mining - 0.05%
US LIBOR + 3.00%			North American Lifting Holdings Inc, Term
Travelport Finance Luxembourg Sarl, Term			Loan
Loan D			5.80%, 11/26/2020(i)	1,023	952
4.06%, 09/02/2021(i)	2,853	2,848	US LIBOR + 4.50%

US LIBOR + 2.75%			Vertiv Intermediate Holding II Corp, Term
		$5,070	Loan B
Insurance - 0.18%			5.23%, 11/30/2023(i)	1,161	1,168
Acrisure LLC, Term Loan			US LIBOR + 4.00%
6.30%, 11/22/2023(i)	1,496	1,513			$2,120
Alliant Holdings Intermediate LLC, Term			Machinery - Diversified - 0.48%
Loan			Columbus McKinnon Corp/NY, Term Loan
4.56%, 07/27/2022(i)	2,817	2,815	4.30%, 01/19/2024(i)	1,894	1,901
US LIBOR + 3.25%			Gardner Denver Inc, Term Loan B
HUB International Ltd, Term Loan B			4.01%, 07/30/2024(i)	7,308	7,298
4.56%, 09/17/2020(i)	3,579	3,589	US LIBOR + 2.75%
US LIBOR + 3.25%			NN Inc, Term Loan
		$7,917	4.99%, 03/26/2021(i)	2,784	2,798
Internet - 0.21%			US LIBOR + 3.75%
Ancestry.com Operations Inc, Term Loan B			NN Inc, Term Loan B
4.48%, 10/19/2023(i)	2,376	2,386	5.49%, 10/19/2022(i)	1,401	1,408
US LIBOR + 3.25%			US LIBOR + 4.25%
TIBCO Software Inc, Term Loan B			RBS Global Inc, Term Loan B
4.74%, 12/04/2020(i)	6,499	6,512	4.05%, 08/21/2023(i)	2,456	2,460
US LIBOR + 3.50%			US LIBOR + 2.75%
		$8,898	Zebra Technologies Corp, Term Loan B
Investment Companies - 0.09%			3.31%, 10/27/2021(i)	2,935	2,931
AI Mistral Luxembourg Subco Sarl, Term			US LIBOR + 2.00%
Loan B			Zodiac Pool Solutions LLC, Term Loan
4.23%, 01/17/2024(i)	998	987	5.30%, 12/20/2023(i)	1,741	1,757
US LIBOR + 3.00%			US LIBOR + 4.00%
					$20,553

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Media - 2.11%			Mining - 0.01%
Altice Financing SA, Term Loan			Fairmount Santrol Inc, Term Loan B1
4.05%, 06/20/2025(i)	$2,993	$2,988	4.80%, 09/05/2019(i)	$347	$331
Altice US Finance I Corp, Term Loan B			US LIBOR + 3.50%
3.48%, 07/28/2025(i)	5,788	5,742
US LIBOR + 2.25%			Miscellaneous Manufacturers - 0.10%
CBS Radio Inc, Term Loan B			Gates Global LLC, Term Loan B1
0.00%, 03/02/2024(i),(j)	1,353	1,355	4.55%, 03/29/2024(i)	4,203	4,215
US LIBOR + 2.75%			US LIBOR + 3.25%
4.74%, 10/06/2023(i)	2,100	2,111
US LIBOR + 3.50%			Oil & Gas - 0.31%
Charter Communications Operating LLC,			BCP Raptor LLC, Term Loan
Term Loan F			5.51%, 06/07/2024(i)	2,000	2,012
3.24%, 01/03/2021(i)	3,458	3,465	US LIBOR + 4.25%
US LIBOR + 2.00%			California Resources Corp, Term Loan
Charter Communications Operating LLC,			11.60%, 12/31/2021(i)	1,750	1,852
Term Loan I			Drillships Financing Holding Inc, Term Loan
3.49%, 01/15/2024(i)	6,719	6,749	B1
US LIBOR + 2.25%			0.00%, 02/02/2021(a),(i)	2,198	1,395
Cumulus Media Holdings Inc, Term Loan B			US LIBOR + 5.00%
4.49%, 12/18/2020(i)	8,056	6,585	Fieldwood Energy LLC, Term Loan
US LIBOR + 3.25%			8.30%, 08/31/2020(i)	2,918	2,685
Gray Television Inc, Term Loan B2			US LIBOR + 7.00%
3.73%, 02/02/2024(i)	594	594	8.42%, 09/17/2020(i)	3,553	2,523
US LIBOR + 2.50%			US LIBOR + 7.13%
Houghton Mifflin Harcourt Publishers Inc,			8.42%, 09/20/2020(i)	884	375
Term Loan B			US LIBOR + 7.13%
4.24%, 05/11/2021(i)	3,161	3,042	Fieldwood Energy LLC, Term Loan B
US LIBOR + 3.00%			4.17%, 09/28/2018(i)	1,864	1,733
iHeartCommunications Inc, Term Loan D-			US LIBOR + 2.88%
EXT			Seadrill Operating LP, Term Loan B
7.99%, 01/22/2019(i)	30,305	24,244	4.30%, 02/12/2021(i)	1,054	678
US LIBOR + 6.75%			US LIBOR + 3.00%
iHeartCommunications Inc, Term Loan E					$13,253
8.74%, 07/30/2019(i)	3,386	2,706	Packaging & Containers - 0.33%
US LIBOR + 7.50%			Berry Plastics Corp, Term Loan N
McGraw-Hill Global Education Holdings			3.48%, 01/19/2024(i)	2,494	2,493
LLC, Term Loan			US LIBOR + 2.25%
5.24%, 05/02/2022(i)	3,618	3,549	Reynolds Group Holdings Inc, Term Loan B
US LIBOR + 4.00%			4.24%, 02/05/2023(i)	11,513	11,519
Mediacom Illinois LLC, Term Loan K			US LIBOR + 3.00%
3.45%, 02/15/2024(i)	488	489	SIG Combibloc PurchaseCo Sarl, Term Loan
US LIBOR + 2.25%			B
Mission Broadcasting Inc, Term Loan B2			4.24%, 02/03/2022(i)	237	238
3.73%, 01/17/2024(i)	480	480			$14,250
US LIBOR + 2.50%			Pharmaceuticals - 0.60%
Nexstar Broadcasting Inc, Term Loan B2			Catalent Pharma Solutions Inc, Term Loan B
3.73%, 01/17/2024(i)	3,862	3,866	3.98%, 05/20/2021(i)	4,912	4,935
US LIBOR + 2.50%			US LIBOR + 2.75%
Nielsen Finance LLC, Term Loan B4			Change Healthcare Holdings LLC, Term Loan
3.23%, 10/04/2023(i)	2,993	2,992	B
US LIBOR + 2.00%			3.99%, 02/03/2024(i)	13,965	13,958
Springer Science+Business Media GmbH,			US LIBOR + 2.75%
Term Loan B9
4.80%, 08/14/2020(i)	1,732	1,735	Grifols Worldwide Operations USA Inc, Term
			Loan B
US LIBOR + 3.75%			3.44%, 01/24/2025(i)	5,985	5,991
Tribune Media Co, Term Loan C			US LIBOR + 2.25%
4.24%, 01/26/2024(i)	4,553	4,561
			Valeant Pharmaceuticals International Inc,
US LIBOR + 3.00%			Term Loan BF1
Virgin Media Bristol LLC, Term Loan I			5.99%, 03/11/2022(i)	391	397
3.98%, 01/31/2025(i)	4,000	4,008
			US LIBOR + 4.75%
US LIBOR + 2.75%			Vizient Inc, Term Loan B
WideOpenWest Finance LLC, Term Loan B			4.73%, 02/13/2023(i)	660	667
4.48%, 08/18/2023(i)	2,831	2,824
			US LIBOR + 3.50%
US LIBOR + 3.25%					$25,948
Ziggo Secured Finance Partnership, Term			Real Estate - 0.03%
Loan E			Realogy Group LLC, Term Loan B
3.73%, 04/15/2025(i)	6,650	6,630	3.49%, 07/20/2022(i)	1,499	1,504
US LIBOR + 2.50%			US LIBOR + 2.25%
		$90,715

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
REITs - 0.15%			Software (continued)
Uniti Group Inc, Term Loan B			Blackboard Inc, Term Loan B4
4.24%, 10/24/2022(i)	$6,553	$6,330	6.30%, 06/30/2021(i)	$4,039	$3,973
US LIBOR + 3.00%			US LIBOR + 5.00%
			BMC Software Finance Inc, Term Loan
Retail - 1.14%			5.24%, 09/10/2022(i)	6,446	6,465
1011778 BC ULC, Term Loan B			US LIBOR + 4.00%
3.51%, 02/16/2024(i)	10,011	9,977	Cengage Learning Inc, Term Loan B
US LIBOR + 2.25%			5.48%, 06/07/2023(i)	6,832	6,339
Academy Ltd, Term Loan B			US LIBOR + 4.25%
5.24%, 06/16/2022(i)	2,016	1,343	Compuware Corp, Term Loan B3
US LIBOR + 4.00%			5.55%, 12/15/2021(i)	6,511	6,576
Bass Pro Group LLC, Term Loan			US LIBOR + 4.25%
6.05%, 05/15/2018(i)	200	200	DTI Holdco Inc, Term Loan B
US LIBOR + 4.75%			6.56%, 09/23/2023(i)	1,687	1,611
Bass Pro Group LLC, Term Loan B			US LIBOR + 5.25%
4.48%, 06/05/2020(i)	859	854	Evergreen Skills Lux Sarl, Term Loan
US LIBOR + 3.25%			5.98%, 04/23/2021(i)	5,569	5,214
Belk Inc, Term Loan B			US LIBOR + 4.75%
6.05%, 11/18/2022(i)	1,193	968	9.48%, 04/28/2022(i)	804	653
US LIBOR + 4.75%			US LIBOR + 8.25%
BJ's Wholesale Club Inc, Term Loan B			First Data Corp, Term Loan
4.97%, 01/26/2024(i)	1,376	1,324	3.49%, 07/08/2022(i)	3,241	3,237
US LIBOR + 3.75%			US LIBOR + 2.25%
Dollar Tree Inc, Term Loan B2			3.74%, 04/19/2024(i)	23,436	23,436
4.19%, 05/26/2022(i)	6,800	6,876	US LIBOR + 2.50%
Gymboree Corp/The, DIP Term Loan			Genesys Telecommunications Laboratories
5.00%, 12/11/2017(i)	349	129	Inc, Term Loan B
US LIBOR + 3.50%			5.01%, 12/01/2023(i)	4,677	4,701
13.23%, 12/11/2017(i)	100	99	US LIBOR + 3.75%
US LIBOR + 12.00%			Infor US Inc, Term Loan B6
Gymboree Corp/The, Term Loan			4.05%, 02/01/2022(i)	4,968	4,952
0.00%, 02/23/2018(a),(i)	3,481	1,284	US LIBOR + 2.75%
US LIBOR + 3.50%			Informatica LLC, Term Loan B
Hudson's Bay Co, Term Loan B			4.80%, 08/05/2022(i)	1,181	1,182
4.55%, 09/30/2022(i)	1,352	1,298	US LIBOR + 3.50%
US LIBOR + 3.75%			Kronos Inc/MA, Term Loan B
Petco Animal Supplies Inc, Term Loan B1			4.81%, 11/01/2023(i)	1,791	1,805
4.31%, 01/26/2023(i)	4,737	3,977	US LIBOR + 3.50%
US LIBOR + 3.00%			LANDesk Software Group Inc, Term Loan
PetSmart Inc, Term Loan B			5.49%, 01/19/2024(i)	2,494	2,460
4.24%, 03/11/2022(i)	3,393	2,979	Rackspace Hosting Inc, Term Loan B
US LIBOR + 3.00%			4.31%, 11/03/2023(i)	3,663	3,666
Rite Aid Corp, Term Loan 1			US LIBOR + 3.00%
5.99%, 07/07/2020(i)	3,950	3,980	RP Crown Parent LLC, Term Loan B
US LIBOR + 4.75%			4.74%, 09/22/2023(i)	2,985	3,005
Rite Aid Corp, Term Loan 2			US LIBOR + 3.50%
5.11%, 06/11/2021(i)	13,350	13,400	Seattle SpinCo Inc, Term Loan
US LIBOR + 3.88%			3.81%, 11/19/2021(i)	841	839
Serta Simmons Bedding LLC, Term Loan			3.98%, 04/19/2024(i)	1,032	1,030
4.80%, 10/20/2023(i)	476	461	4.03%, 04/19/2024(i)	6,968	6,959
US LIBOR + 3.50%			Sophia LP, Term Loan B
		$49,149	4.55%, 09/30/2022(i)	6,237	6,226
Semiconductors - 0.19%			US LIBOR + 3.25%
Bright Bidco BV, Term Loan			SS&C European Holdings Sarl, Term Loan
5.80%, 03/15/2024(i)	1,721	1,732	B2
US LIBOR + 4.50%			3.49%, 07/08/2022(i)	224	225
Cavium Inc, Term Loan B1			US LIBOR + 2.25%
3.48%, 08/16/2022(i)	3,062	3,066	SS&C Technologies Inc, Term Loan B1
US LIBOR + 2.25%			3.49%, 07/08/2022(i)	4,296	4,312
Microsemi Corp, Term Loan B			US LIBOR + 2.25%
3.55%, 12/17/2022(i)	1,291	1,293	Veritas US Inc, Term Loan B1
US LIBOR + 2.25%			5.80%, 01/27/2023(i)	5,380	5,418
ON Semiconductor Corp, Term Loan B			US LIBOR + 4.50%
3.49%, 03/31/2023(i)	2,251	2,257			$107,484
US LIBOR + 2.25%			Telecommunications - 1.56%
		$8,348	Avaya Inc, DIP Term Loan
Software - 2.50%			8.73%, 01/23/2018(i)	2,019	2,049
Almonde Inc, Term Loan			US LIBOR + 7.50%
4.74%, 04/26/2024(i)	2,360	2,370	Avaya Inc, Term Loan B3
8.57%, 04/28/2025(i)	816	830	6.46%, 10/26/2017(i)	2,259	1,890
US LIBOR + 7.25%			US LIBOR + 4.50%

See accompanying notes.

Consolidated Schedule of Investments Diversified Real Asset Fund August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
(continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Telecommunications (continued)				U.S. Treasury (continued)
Avaya Inc, Term Loan B6				1.09%, 04/30/2019(f),(l)	$16,400	$16,407
6.50%, 03/31/2018(i)	$3,621	$3,037		3-Month Treasury Bill Index + 0.14%
US LIBOR + 5.50%				1.16%, 01/31/2019(f)	49,000	49,084
Avaya Inc, Term Loan B7				3-Month Treasury Bill Index + 0.28%
6.46%, 04/30/2020(i)	4,244	3,573		1.19%, 10/31/2018(f),(k)	18,000	18,039
US LIBOR + 5.25%				3-Month Treasury Bill Index + 0.17%
CenturyLink Inc, Term Loan B				1.21%, 04/30/2018(f)	5,000	5,007
2.75%, 01/15/2025(i)	5,898	5,768		3-Month Treasury Bill Index + 0.19%
US LIBOR + 2.75%				1.88%, 09/30/2017(f),(l)	6,000	6,004
Cincinnati Bell Inc, Term Loan B				1.88%, 10/31/2017	1,000	1,001
4.23%, 08/20/2020(i)	826	826				$130,538
US LIBOR + 3.00%				U.S. Treasury Bill - 2.62%
Colorado Buyer Inc, Term Loan				1.04%, 10/12/2017(g)	33,000	32,958
8.57%, 03/14/2025(i)	948	960		1.06%, 10/26/2017(g)	47,000	46,927
Colorado Buyer Inc, Term Loan B				1.09%, 10/19/2017(g)	33,000	32,951
4.31%, 03/15/2024(i)	2,191	2,201				$112,836
US LIBOR + 3.00%				U.S. Treasury Inflation-Indexed Obligations - 10.98%
CommScope Inc, Term Loan B				0.13%, 04/15/2020	25,344	25,473
3.30%, 12/29/2022(i)	544	546		0.13%, 04/15/2021	4,733	4,755
US LIBOR + 2.00%				0.13%, 01/15/2022	18,499	18,606
Consolidated Communications Inc, Term Loan				0.13%, 04/15/2022	34,946	35,051
B				0.13%, 07/15/2022	16,216	16,345
4.24%, 10/05/2023(i)	2,500	2,453
				0.13%, 01/15/2023	23,574	23,610
US LIBOR + 3.00%				0.13%, 07/15/2024	27,360	27,254
Frontier Communications Corp, Term Loan				0.13%, 07/15/2026	15,034	14,765
4.99%, 05/31/2024(i)	3,102	2,962
				0.25%, 01/15/2025	17,050	17,000
Intelsat Jackson Holdings SA, Term Loan B2				0.38%, 07/15/2023	16,636	16,933
4.00%, 06/30/2019(i)	23,853	23,744
				0.38%, 07/15/2025	18,504	18,656
US LIBOR + 2.75%				0.38%, 01/15/2027(l)	20,585	20,557
Sprint Communications Inc, Term Loan B				0.38%, 07/15/2027	7,205	7,217
3.75%, 01/31/2024(i)	9,975	9,975
				0.63%, 07/15/2021	19,185	19,761
US LIBOR + 2.50%				0.63%, 01/15/2024	18,446	18,945
UPC Financing Partnership, Term Loan AP				0.63%, 01/15/2026	16,911	17,296
3.98%, 04/15/2025(i)	6,000	6,010
				0.63%, 02/15/2043	8,247	7,807
US LIBOR + 2.75%				0.75%, 02/15/2042	10,415	10,183
Windstream Services LLC, Term Loan B6				0.75%, 02/15/2045	11,866	11,476
5.23%, 03/29/2021(i)	1,489	1,357
				0.88%, 02/15/2047	10,914	10,921
US LIBOR + 4.00%				1.00%, 02/15/2046	7,393	7,608
		$67,351		1.13%, 01/15/2021	12,794	13,330
Transportation - 0.11%				1.25%, 07/15/2020	10,564	11,023
CEVA Group PLC, Term Loan				1.38%, 02/15/2044	9,811	10,967
6.50%, 03/19/2021(i)	371	350		1.75%, 01/15/2028	7,418	8,402
6.81%, 03/12/2021(i)	523	492		2.00%, 01/15/2026	7,461	8,473
US LIBOR + 5.50%				2.13%, 02/15/2040	5,736	7,297
6.82%, 03/19/2021(i)	65	61		2.13%, 02/15/2041	8,335	10,659
US LIBOR + 5.50%				2.38%, 01/15/2025	9,614	11,075
CEVA Intercompany BV, Term Loan				2.38%, 01/15/2027	6,998	8,272
6.81%, 03/19/2021(i)	379	357		2.50%, 01/15/2029	6,643	8,124
US LIBOR + 5.50%				3.38%, 04/15/2032	5,101	7,139
Commercial Barge Line Co, Term Loan B				3.63%, 04/15/2028	6,647	8,808
9.99%, 11/06/2020(i)	938	743		3.88%, 04/15/2029	6,390	8,803
US LIBOR + 8.75%						$472,591
HGIM Corp, Term Loan B
5.75%, 06/12/2020(i)	2,165	893		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
				OBLIGATIONS		$715,965
US LIBOR + 4.50%				TOTAL PURCHASED OPTIONS - 0.00%		$174
XPO Logistics Inc, Term Loan B
3.55%, 11/01/2021(i)	1,644	1,646
				TOTAL PURCHASED INTEREST RATE SWAPTIONS -0.02%		$1,033
US LIBOR + 2.25%				Total Investments		$4,260,647
		$4,542		Other Assets and Liabilities - 1.00%		$43,245
Trucking & Leasing - 0.17%				TOTAL NET ASSETS - 100.00%		$4,303,892
Avolon TLB Borrower 1 US LLC, Term Loan
B2
3.98%, 04/03/2022(i)	7,091	7,110		(a) Non-Income Producing Security
US LIBOR + 2.75%				(b)		Fair value of these investments is determined in good faith by the Manager
				under procedures established and periodically reviewed by the Board of
TOTAL SENIOR FLOATING RATE INTERESTS		$797,393		Directors. Certain inputs used in the valuation may be unobservable;
U.S. GOVERNMENT & GOVERNMENT	Principal			however, each security is evaluated individually for purposes of ASC 820
AGENCY OBLIGATIONS - 16.64%	Amount (000's)	Value(000	's)	which results in not all securities being identified as Level 3 of the fair
U.S. Treasury - 3.04%				value hierarchy. At the end of the period, the fair value of these securities
1.08%, 07/31/2019(f),(k)	$35,000	$34,996		totaled $1,763 or 0.04% of net assets.
3-Month Treasury Bill Index + 0.06%				(c)		Restricted Security. Please see Restricted Security Sub-Schedule for more
				information.

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $60,665 or 1.41% of net assets.
(e)	The value of these investments was determined using significant unobservable inputs.
(f)	All or a portion of this security is owned by the DRA Cayman Corporation, which is a 100% owned subsidiary of the fund.
(g)	Rate shown is the discount rate of the original purchase.
(h)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(i)	Rate information disclosed is based on an average weighted rate as of August 31, 2017.
(j)	This Senior Floating Rate Note will settle after August 31, 2017, at which time the interest rate will be determined.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $28,009 or 0.65% of net assets.
(l)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $5,170 or 0.12% of net assets.

Portfolio Summary (unaudited)
Sector				Percent
Government				24.29%
Energy				12.61%
Financial				12.61%
Basic Materials				10.89%
Consumer, Non-cyclical				8.23%
Industrial				8.22%
Utilities				7.29%
Communications				4.10%
Technology				3.96%
Consumer, Cyclical				3.85%
Investment Companies				2.54%
Diversified				0.39%
Purchased Interest Rate Swaptions				0.02%
Purchased Options				0.00%
Other Assets and Liabilities				1.00%
TOTAL NET ASSETS				100.00%

Restricted Securities

Security Name				Acquisition Date					Cost		Value		Percent of Net Assets
Cengage Learning Holdings II Inc				03/31/2014				Ã	376		$97		0.00%
Millennium Health LLC				03/15/2016					—		—		0.00%
Millennium Health LLC				03/15/2016					—		—		0.00%
Millennium Health LLC				12/21/2015					206		23		0.00%
Southcross Holdings Borrower LP, Term Loan B				04/29/2016					33		30		0.00%
Southcross Holdings Borrower LP				04/29/2016					6		25		0.00%
Total											$175		0.00%

Amounts in thousands

Options

Purchased Options		Contracts/		Notional				Expiration	Upfront				Unrealized
Outstanding	Counterparty	Shares		Amount		Exercise Price		Date	Payments/(Receipts)		Fair Value		Appreciation/(Depreciation)
Call - US 10 Year Note	N/A	154		$154		$127.50		10/30/2017		$87	$89		$2
Future; December 2017
Call - USD versus MXN	Deutsche Bank AG	1		$9,955		$19.00		09/22/2017		133	5		(128)
Put - EUR versus JPY	Deutsche Bank AG	1	EUR	10,740	EUR	125.00		11/14/2017		129	46		(83)
Put - EUR versus USD	Deutsche Bank AG	1	EUR	8,705	EUR	1.13		10/19/2017		51	6		(45)
Put - EUR versus USD	Deutsche Bank AG	1	EUR	428	EUR	1.13		11/02/2017		54	28		(26)
Total										$454	$174		$(280)

Written Options		Contracts/		Notional				Expiration	Upfront				Unrealized
Outstanding	Counterparty	Shares		Amount		Exercise Price		Date	Payments/(Receipts)		Fair Value		Appreciation/(Depreciation)
Call - AUD versus USD	Deutsche Bank AG	1	AUD	4,040	AUD	0.79		09/19/2017		$(45)	$(35	) $	10
Call - EUR versus USD	Deutsche Bank AG	1	EUR	8,705	EUR	1.19		10/19/2017		(61)	(139)		(78)
Call - US 10 Year Note	N/A	154		$154		$129.00		10/30/2017		(36)	(31)		5
Future; December 2017
Call - USD versus KRW	Deutsche Bank AG	1		$2,524		$1,150.00		10/23/2017		(23)	(16)		7
Call - USD versus TWD	Deutsche Bank AG	1		$1,262		$30.50		10/24/2017		(5)	(3)		2
Put - NZD versus USD	JP Morgan Chase	1	NZD	8,630	NZD	0.72		10/13/2017		(73)	(93)		(20)
See accompanying notes.							95

			Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

Options (continued)

Written Options		Contracts/	Notional		Expiration		Upfront			Unrealized
Outstanding	Counterparty	Shares	Amount	Exercise Price		Date	Payments/(Receipts)		Fair Value	Appreciation/(Depreciation)
Put - US 10 Year Note	N/A	154	$154	$125.50	10/30/2017		$(36	) $	(44)	$(8)
Future; December 2017
Total							$(279	) $	(361)	$(82)

Amounts in thousands except contracts/shares

Interest Rate Swaptions

			Pay/
			Receive
Purchased Swaptions		Floating Rate	Floating	Notional	Exercise	Expiration	Upfront		Fair	Unrealized
Outstanding	Counterparty	Index	Rate	Amount	Rate	Date	Payments/(Receipts)		Value	Appreciation/(Depreciation)
Put - 10 Year Interest	Barclays Bank PLC	6 Month	Receive JPY	1,517,095	1.10% 06/30/2022 $		206		$168	$(38)
Rate Swap		LIBOR
Put - 10 Year Interest	Deutsche Bank AG	3 Month	Receive $	13,810	2.95% 08/23/2022		631		584	(47)
Rate Swap		LIBOR
Put - 30 Year Interest	Barclays Bank PLC	3 Month	Receive	335	2.68% 01/13/2021		31		30	(1)
Rate Swap		LIBOR
Put - 30 Year Interest	Barclays Bank PLC	3 Month	Receive	2,320	4.00% 11/22/2017		105		—	(105)
Rate Swap		LIBOR
Put - 30 Year Interest	Deutsche Bank AG	3 Month	Receive	3,265	3.54% 06/18/2019		63		49	(14)
Rate Swap		LIBOR
Put - 30 Year Interest	Deutsche Bank AG	3 Month	Receive	3,285	3.04% 06/18/2019		137		110	(27)
Rate Swap		LIBOR
Put - 30 Year Interest	Deutsche Bank AG	3 Month	Receive	1,020	2.68% 01/13/2021		136		92	(44)
Rate Swap		LIBOR
Total							$1,309		$1,033	$(276)

			Pay/
			Receive
Written Swaptions		Floating Rate	Floating	Notional	Exercise	Expiration	Upfront		Fair	Unrealized
Outstanding	Counterparty	Index	Rate	Amount	Rate	Date	Payments/(Receipts)		Value	Appreciation/(Depreciation)
Put - 10 Year Interest	Deutsche Bank AG	3 Month	Pay $	19,390	2.65% 08/23/2018 $		(247)		$(194)	$53
Rate Swap		LIBOR
Total							$(247)		$(194)	$53

Amounts in thousands

Futures Contracts

Description and Expiration Date			Type	Contracts	Notional Amount		Value and Unrealized Appreciation/(Depreciation)
Australia 10 Year Bond; September 2017			Short	10		$1,023	$			19
Brent Crude; January 2018(a)			Long	265		14,021				24
Canada 10 Year Bond; December 2017			Short	13		1,439				(3)
Cocoa; December 2017 (a)			Short	526		10,131				125
Coffee 'C'; December 2017(a)			Short	364		17,656				875
Copper; December 2017(a)			Long	466		36,098				5,257
Corn; December 2017(a)			Long	1,404		25,114				(439)
Cotton No.2; December 2017(a)			Long	334		11,845				17
Euro Bund 10 Year Bund; September 2017			Short	61		11,988				(255)
Euro Buxl 30 Year Bond; September 2017			Long	30		6,012				226
Euro-BTP; September 2017			Short	17		2,779				2
Euro-Oat; September 2017			Short	4		718				1
Feeder Cattle; October 2017 (a)			Long	265		18,987				(516)
Gasoline RBOB; January 2018(a)			Long	22		1,401				44
Gasoline RBOB; November 2017(a)			Long	3		202				13
Gold 100 oz; December 2017(a)			Short	49		6,479				(196)
Japan 10 Year Bond TSE; September 2017			Short	9		12,372				(55)
KC HRW Wheat; December 2017(a)			Long	599		13,066				13
Lean Hogs; October 2017(a)			Long	394		9,677				(722)
Live Cattle; October 2017 (a)			Short	146		6,155				123
LME Lead; December 2017(a)			Long	43		2,577				(135)
LME Lead; September 2017(a)			Short	—		—				253
LME Nickel; November 2017(a)			Long	284		20,093				3,097
LME PRI Alum; December 2017(a)			Long	132		7,001				1,797
LME PRI Alum; September 2017(a)			Short	—		—				(447)
LME Zinc; December 2017 (a)			Long	152		11,957				2,165

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

Futures Contracts (continued)

Description and Expiration Date		Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)

LME Zinc; June 2018 (a)		Long	37	$2,873	$		518
LME Zinc; September 2017(a)		Short	—	—			182
Low Sulphur Gasoline; November 2017(a)		Long	461	22,900			771
Natural Gas; November 2017(a)		Short	6	186			(6)
NY Harb ULSD; January 2018(a)		Long	370	26,292			682
Palladium; December 2017(a)		Long	127	11,840			559
Platinum; October 2017(a)		Short	50	2,496			(156)
Short Term Euro-BTP; September 2017		Short	84	11,314			(70)
Silver; December 2017(a)		Short	172	15,115			(749)
Soybean Meal; December 2017(a)		Long	261	7,817			(73)
Soybean Oil; December 2017(a)		Short	229	4,817			(50)
Soybean; November 2017(a)		Short	245	11,579			46
Sugar #11; October 2017(a)		Short	793	12,790			(412)
UK 10 Year Gilt; December 2017		Short	33	5,432			20
US 10 Year Note; December 2017		Long	71	9,016			21
US 10 Year Ultra Note; December 2017		Long	61	8,328			33
US 2 Year Note; December 2017		Short	213	46,075			(6)
US 5 Year Note; December 2017		Short	292	34,602			(43)
US Long Bond; December 2017		Short	81	12,644			(87)
US Ultra Bond; December 2017		Short	120	20,288			(163)
Wheat; December 2017 (a)		Short	802	25,684			3,825
Wheat; December 2017 (a)		Long	986	21,421			(1,659)
WTI Crude; November 2017(a)		Short	128	6,139			(34)
Total					$		14,432

Amounts in thousands except contracts
(a) All or a portion of this security is owned by the DRA Cayman Corporation, which is a 100% owned subsidiary of the fund.

Foreign Currency Contracts

					Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Accept	In Exchange For	Fair Value	Asset	Liability
Barclays Bank PLC	10/24/2017	AUD	12,191,417	$9,532	$9,684	$152	$—
Barclays Bank PLC	10/24/2017	BRL	23,935,837	7,549	7,551	9	(7)
Barclays Bank PLC	10/24/2017	CAD	3,995,407	3,155	3,202	47	—
Barclays Bank PLC	10/24/2017	CHF	21,483,542	22,388	22,483	127	(32)
Barclays Bank PLC	10/24/2017	EUR	10,768,000	12,644	12,851	207	—
Barclays Bank PLC	10/24/2017	GBP	979,000	1,265	1,268	3	—
Barclays Bank PLC	10/24/2017	JPY	3,826,301,522	34,595	34,892	297	—
Barclays Bank PLC	10/24/2017	KRW	4,286,547,060	3,786	3,815	34	(5)
Barclays Bank PLC	10/24/2017	MXN	8,979,750	500	498	—	(2)
Barclays Bank PLC	10/24/2017	NZD	21,198,080	15,569	15,201	—	(368)
Barclays Bank PLC	10/24/2017	RUB	154,895,356	2,524	2,647	123	—
Barclays Bank PLC	10/24/2017	SEK	25,407,846	3,155	3,208	53	—
Barclays Bank PLC	10/24/2017	TRY	1,797,500	500	513	13	—
Barclays Bank PLC	10/24/2017	ZAR	49,966,492	3,786	3,813	27	—
Deutsche Bank AG	10/24/2017	AUD	1,605,000	1,266	1,275	9	—
Deutsche Bank AG	10/24/2017	BRL	14,024,417	4,417	4,424	7	—
Deutsche Bank AG	10/24/2017	CAD	5,530,488	4,436	4,432	—	(4)
Deutsche Bank AG	10/24/2017	CHF	4,193,946	4,404	4,389	16	(31)
Deutsche Bank AG	10/24/2017	EUR	14,661,000	17,226	17,498	279	(7)
Deutsche Bank AG	10/24/2017	GBP	1,946,000	2,521	2,520	3	(4)
Deutsche Bank AG	10/24/2017	JPY	556,711,547	5,056	5,077	40	(19)
Deutsche Bank AG	10/24/2017	KRW	1,434,765,800	1,261	1,277	16	—
Deutsche Bank AG	10/24/2017	NOK	50,444,000	6,339	6,512	173	—
Deutsche Bank AG	10/24/2017	SEK	77,248,538	9,475	9,753	278	—
Deutsche Bank AG	10/24/2017	ZAR	57,970,236	4,417	4,424	7	—
JPMorgan Chase	10/24/2017	AUD	64,330,242	50,238	51,097	907	(48)
JPMorgan Chase	10/24/2017	BRL	12,225,975	3,690	3,857	167	—
JPMorgan Chase	10/24/2017	CAD	26,436,714	20,855	21,184	329	—
JPMorgan Chase	10/24/2017	CHF	12,670,033	13,236	13,260	42	(18)
JPMorgan Chase	10/24/2017	CLP	791,781,900	1,261	1,265	4	—
JPMorgan Chase	10/24/2017	COP	3,741,830,000	1,262	1,261	—	(1)
JPMorgan Chase	10/24/2017	CZK	90,502,630	3,971	4,148	177	—
JPMorgan Chase	10/24/2017	EUR	76,439,000	89,940	91,226	1,306	(20)
JPMorgan Chase	10/24/2017	GBP	10,496,578	13,666	13,593	16	(89)
JPMorgan Chase	10/24/2017	IDR	16,898,180,000	1,262	1,263	1	—
JPMorgan Chase	10/24/2017	INR	81,121,360	1,262	1,263	1	—
JPMorgan Chase	10/24/2017	JPY	8,401,215,078	75,671	76,609	1,033	(95)
JPMorgan Chase	10/24/2017	KRW	2,980,992,210	2,636	2,653	25	(8)

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Accept	In Exchange For	Fair Value	Asset	Liability
JPMorgan Chase	10/24/2017	MXN	262,724,653	$14,472	$14,581	$135	$(26)
JPMorgan Chase	10/24/2017	NOK	86,549,503	10,608	11,172	564	—
JPMorgan Chase	10/24/2017	NZD	51,169,239	37,586	36,693	—	(893)
JPMorgan Chase	10/24/2017	RUB	60,228,012	995	1,029	34	—
JPMorgan Chase	10/24/2017	SEK	194,605,250	23,470	24,570	1,102	(2)
JPMorgan Chase	10/24/2017	SGD	1,712,861	1,262	1,264	2	—
JPMorgan Chase	10/24/2017	TRY	27,107,153	7,433	7,740	307	—
JPMorgan Chase	10/24/2017	TWD	114,044,125	3,758	3,800	42	—
JPMorgan Chase	10/24/2017	ZAR	100,862,579	7,452	7,697	245	—
Morgan Stanley & Co	09/06/2017	EUR	50,000	59	60	1	—
State Street Financial	09/06/2017	GBP	250,000	331	323	—	(8)
Total						$8,360	$(1,687)
						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Deliver	In Exchange For	Fair Value	Asset	Liability
Australia and New Zealand Banking	09/06/2017	JPY	97,215,000	$891	$884	$7	$—
Group
Australia and New Zealand Banking	09/06/2017	NZD	292,000	212	210	2	—
Group
Barclays Bank PLC	09/06/2017	JPY	559,763,000	5,075	5,092	—	(17)
Barclays Bank PLC	10/04/2017	JPY	653,583,000	5,923	5,954	—	(31)
Barclays Bank PLC	10/24/2017	AUD	12,120,000	9,586	9,627	—	(41)
Barclays Bank PLC	10/24/2017	BRL	20,254,344	6,186	6,390	—	(204)
Barclays Bank PLC	10/24/2017	CAD	9,757,391	7,625	7,819	—	(194)
Barclays Bank PLC	10/24/2017	CHF	25,723,214	26,836	26,921	10	(95)
Barclays Bank PLC	10/24/2017	EUR	18,716,000	21,974	22,337	—	(363)
Barclays Bank PLC	10/24/2017	JPY	2,991,564,548	26,854	27,280	—	(426)
Barclays Bank PLC	10/24/2017	NOK	76,097,503	9,464	9,823	—	(359)
Barclays Bank PLC	10/24/2017	RUB	154,659,900	2,523	2,643	—	(120)
Barclays Bank PLC	10/24/2017	TWD	77,390,888	2,524	2,579	—	(55)
Barclays Bank PLC	10/24/2017	ZAR	47,781,580	3,550	3,646	—	(96)
BNP Paribas	09/06/2017	JPY	20,251,000	183	184	—	(1)
Citigroup Inc	09/06/2017	JPY	68,917,000	629	627	2	—
Deutsche Bank AG	09/06/2017	EUR	9,913,000	11,705	11,801	—	(96)
Deutsche Bank AG	10/04/2017	EUR	4,931,128	5,887	5,879	8	—
Deutsche Bank AG	10/04/2017	JPY	653,583,000	5,938	5,954	—	(16)
Deutsche Bank AG	10/24/2017	AUD	3,839,000	3,033	3,049	—	(16)
Deutsche Bank AG	10/24/2017	CAD	5,596,770	4,416	4,485	—	(69)
Deutsche Bank AG	10/24/2017	CHF	1,202,626	1,263	1,259	4	—
Deutsche Bank AG	10/24/2017	CZK	90,455,640	4,105	4,146	—	(41)
Deutsche Bank AG	10/24/2017	EUR	21,116,548	24,762	25,202	—	(440)
Deutsche Bank AG	10/24/2017	GBP	1,933,512	2,536	2,504	32	—
Deutsche Bank AG	10/24/2017	JPY	1,679,360,204	15,168	15,314	17	(163)
Deutsche Bank AG	10/24/2017	KRW	10,065,139,650	8,835	8,958	7	(130)
Deutsche Bank AG	10/24/2017	SEK	26,049,258	3,155	3,289	—	(134)
JPMorgan Chase	10/24/2017	AUD	51,879,888	40,752	41,209	49	(506)
JPMorgan Chase	10/24/2017	BRL	12,049,169	3,785	3,801	—	(16)
JPMorgan Chase	10/24/2017	CAD	22,337,246	17,598	17,899	—	(301)
JPMorgan Chase	10/24/2017	CHF	11,742,286	12,266	12,288	24	(46)
JPMorgan Chase	10/24/2017	EUR	60,420,713	70,907	72,109	35	(1,237)
JPMorgan Chase	10/24/2017	GBP	9,600,284	12,447	12,432	38	(23)
JPMorgan Chase	10/24/2017	HKD	93,929,895	12,079	12,021	58	—
JPMorgan Chase	10/24/2017	JPY	7,292,039,844	66,125	66,496	71	(442)
JPMorgan Chase	10/24/2017	MXN	170,416,728	9,321	9,459	7	(145)
JPMorgan Chase	10/24/2017	NOK	70,749,800	8,820	9,133	—	(313)
JPMorgan Chase	10/24/2017	NZD	77,486,905	56,889	55,565	1,324	—
JPMorgan Chase	10/24/2017	SEK	240,847,381	29,280	30,408	4	(1,132)
JPMorgan Chase	10/24/2017	TRY	8,532,061	2,280	2,436	—	(156)
JPMorgan Chase	10/24/2017	TWD	38,602,993	1,261	1,286	—	(25)
JPMorgan Chase	10/24/2017	ZAR	84,620,424	6,185	6,457	—	(272)
RBC Dominion Securities	09/06/2017	JPY	40,084,000	368	365	3	—
Royal Bank of Scotland PLC	10/04/2017	EUR	4,931,128	5,846	5,879	—	(33)
State Street Financial	09/06/2017	CAD	1,849,000	1,465	1,481	—	(16)
State Street Financial	09/06/2017	JPY	438,002,000	3,975	3,984	—	(9)
State Street Financial	09/06/2017	NZD	314,000	230	225	5	—
Westpac Banking Corp	09/06/2017	JPY	82,934,000	754	754	1	(1)
Westpac Banking Corp	09/06/2017	NZD	6,024,000	4,510	4,325	185	—
Westpac Banking Corp	10/04/2017	CAD	1,836,000	1,456	1,471	—	(15)
Westpac Banking Corp	10/04/2017	NZD	6,630,000	4,789	4,756	33	—
Total						$1,926	$(7,795)

Amounts in thousands except contracts

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

Interest Rate Swaps

		(Pay)/
		Receive
		Floating	Fixed	Payment	Notional			Unrealized	Upfront		Fair Value
Counterparty	Floating Rate Index	Rate	Rate	Frequency	Maturity Date		Amount	Appreciation/(Depreciation)	Payments/(Receipts)		Asset	Liability
Barclays Bank	US CPI Urban	Pay	1.63%	Annual	09/13/2017		$12,807	$(206)	$—	$	— $	(206)
PLC	Consumers
	NAS(CPURNSA)
Barclays Bank	US CPI Urban	Receive	2.07%	Annual	03/10/2018		7,960	326	—		326	—
PLC	Consumers
	NAS(CPURNSA)
Barclays Bank	US CPI Urban	Receive	1.59%	Annual	09/13/2018		12,807	246	—		246	—
PLC	Consumers
	NAS(CPURNSA)
Deutsche Bank	Eurostat Eurozone	Receive	1.47%	Annual	03/15/2027	EUR	995	(3)	—		—	(3)
AG	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank	Eurostat Eurozone	Pay	1.97%	Annual	03/15/2047		995	44	—		44	—
AG	HICP Ex Tobacco
	Unrevised Series
	NSA
Deutsche Bank	UK RPI All Items	Receive	3.57%	Annual	03/15/2047	GBP	725	(25)	—		—	(25)
AG	NSA
Total								$382	$—		$616	$(234)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive
		Floating	Fixed	Payment	Notional			Unrealized	Upfront
Floating Rate Index		Rate	Rate	Frequency	Maturity Date		Amount	Appreciation/(Depreciation)	Payments/(Receipts)		Fair Value
3 Month LIBOR		Receive	2.17% Quarterly		05/15/2027		$2,500	$(15)	$—			$(15)
3 Month LIBOR		Receive	2.17% Quarterly		08/24/2027		700	(5)	—			(5)
3 Month LIBOR		Pay	1.73% Semiannual		08/31/2046		910	22	(157)			(135)
3 Month LIBOR		Pay	1.64% Semiannual		09/30/2019		14,700	14	1			15
3 Month LIBOR		Receive	2.23% Quarterly		05/15/2027		6,000	(66)	—			(66)
Canada Bankers Acceptances 3		Pay	1.41% Semiannual		06/30/2019	CAD	26,090	(67)	(1)			(68)
Month
Canada Bankers Acceptances 3		Pay	1.45% Semiannual		07/05/2019		26,035	(56)	—			(56)
Month
US Federal Funds Effective Rate		Receive	1.55% Annual		02/28/2022		$5,200	(11)	—			(11)
(continuous series)
6 Month GBP LIBOR		Receive	1.61% Semiannual		02/15/2047	GBP	3,575	(193)	(11)			(204)
Eurostat Eurozone HICP Ex Tobacco		Pay	1.75%	Annual	06/15/2047	EUR	1,340	(52)	(2)			(54)
Unrevised Series NSA
Eurostat Eurozone HICP Ex Tobacco		Pay	1.83%	Annual	05/15/2047		1,370	(7)	—			(7)
Unrevised Series NSA
HICP Ex Food and Energy		Receive	1.26%	Annual	08/15/2022		4,095	(1)	—			(1)
HICP Ex Food and Energy		Pay	1.88%	Annual	07/15/2047		1,360	6	—			6
UK RPI All Items NSA		Pay	3.34%	Annual	07/15/2027	GBP	1,555	(9)	—			(9)
UK RPI All Items NSA		Pay	3.37%	Annual	06/15/2022		6,870	(21)	—			(21)
UK RPI All Items NSA		Receive	3.49%	Annual	08/15/2047		700	(4)	1			(3)
UK RPI All Items NSA		Pay	3.40%	Annual	08/15/2022		6,710	(1)	—			(1)
UK RPI All Items NSA		Pay	3.62%	Annual	02/15/2047		2,150	219	3			222
UK RPI All Items NSA		Pay	3.52%	Annual	02/15/2027		4,525	111	(2)			109
US CPI Urban Consumers		Pay	1.24%	Annual	04/01/2018		$12,510	(4)	—			(4)
NAS(CPURNSA)
US CPI Urban Consumers		Receive	1.76%	Annual	02/01/2018		12,510	—	1			1
NAS(CPURNSA)
US CPI Urban Consumers		Receive	1.81%	Annual	01/01/2018		12,510	(9)	1			(8)
NAS(CPURNSA)
Total								$(149)	$(166)			$(315)

Amounts in thousands

See accompanying notes.

Consolidated Schedule of Investments
Diversified Real Asset Fund
August 31, 2017

Total Return Swaps

			Pay/Receive						Value and Unrealized
			Positive	Financing	Payment	Expiration	Notional	Upfront	Appreciation/(Depreciation)
Counterparty	Reference Entity	Contracts	Return	Rate	Frequency	Date	Amount	Payments/(Receipts)	Asset	Liability
M3 Capital	Bloomberg	75,226	Receive	Treasury Bill Monthly		09/21/2017	$28,787	$—	$556	$—
Partners	Commodity			plus .99%
	Index 2 Month
	Forward Total
	Return (a)
M3 Capital	Bloomberg	534,918	Receive	Treasury Bill Monthly		09/21/2017	90,228	—	1,821	—
Partners	Commodity			plus .91%
	Index Total
	Return (a)
M3 Capital	Macquarie	215,351	Receive	.30%	Annual	09/05/2017	21,737	—	90	—
Partners	Commodity
	Product 251E(a)
Merrill Lynch	Bloomberg	594,353	Receive	Treasury Bill Monthly		09/21/2017	100,253	—	2,022	—
	Commodity			plus .92%
	Index Total
	Return (a)
Merrill Lynch	BofA Merrill	295,860	Receive	.15%	Annual	09/05/2017	30,784	—	714	—
	Lynch
	Commodity
	MLBXCS3E
	Excess Return
	Strategy(a)
Total								$—	$5,203	$—

Amounts in thousands except contracts

(a)	All or a portion of this security is owned by the DRA Cayman Corporation, which is a 100% owned subsidiary of the fund.

See accompanying notes.

Schedule of Investments
Dynamic Floating Rate High Income Fund
August 31, 2017

INVESTMENT COMPANIES - 16.95%	Shares Held	Value (000's)	SENIOR FLOATING RATE INTERESTS -	Principal
Exchange Traded Funds - 4.73%			69.87%	Amount (000's)	Value (000's)
PowerShares Senior Loan Portfolio	20,500	$474	Automobile Manufacturers - 0.93%
			Navistar Inc, Term Loan B
Money Market Funds - 12.22%			5.24%, 08/07/2020(c)	$93	$93
BlackRock Liquidity Funds FedFund Portfolio	1,224,996	1,225	US LIBOR + 4.00%

TOTAL INVESTMENT COMPANIES		$1,699	Automobile Parts & Equipment - 0.96%
	Principal		American Axle & Manufacturing Inc, Term
BONDS - 16.97%	Amount (000's)	Value (000's)	Loan B
Chemicals - 2.49%			3.49%, 03/08/2024(c)	97	96
Consolidated Energy Finance SA			US LIBOR + 2.25%
4.98%, 06/15/2022(a)	$250	$250
3 Month LIBOR + 3.75%			Beverages - 0.85%
			Arterra Wines Canada Inc, Term Loan B1
Diversified Financial Services - 2.13%			4.06%, 12/15/2023(c)	85	85
Ally Financial Inc			US LIBOR + 2.75%
5.75%, 11/20/2025	90	97
Credit Acceptance Corp			Chemicals - 4.08%
7.38%, 03/15/2023	110	117	A Schulman Inc, Term Loan B
			4.49%, 05/11/2022(c)	72	72
		$214
Gas - 0.96%			US LIBOR + 3.25%
			Aruba Investments Inc, Term Loan B
NGL Energy Partners LP / NGL Energy			4.80%, 02/02/2022(c)	99	99
Finance Corp
7.50%, 11/01/2023	100	96	US LIBOR + 3.50%
			Emerald Performance Materials LLC, Term
			Loan
Healthcare - Products - 0.71%			8.99%, 07/22/2022(c)	170	169
Universal Hospital Services Inc
7.63%, 08/15/2020	70	71	US LIBOR + 6.75%
			INEOS US Finance LLC, Term Loan B
Insurance - 2.47%			4.01%, 03/31/2022(c)	69	69
Catlin Insurance Co Ltd			US LIBOR + 2.75%
4.28%, 07/29/2049(a),(b)	160	154			$409
3 Month LIBOR + 2.98%			Commercial Services - 7.02%
Liberty Mutual Group Inc			Garda World Security Corp, Term Loan B
4.15%, 03/07/2067(a)	95	94	5.32%, 05/12/2024(c)	96	96
3 Month LIBOR + 2.91%			US LIBOR + 4.00%
		$248	MacDonald Dettwiler & Associates Ltd, Term
			Loan B
Machinery - Diversified - 0.95%			0.00%, 07/05/2024(c),(d)	280	279
Cloud Crane LLC
10.13%, 08/01/2024(a)	85	95	US LIBOR + 2.75%
			Prime Security Services Borrower LLC, Term
			Loan B
Media - 0.97%			3.99%, 05/02/2022(c)	110	110
DISH DBS Corp
5.88%, 11/15/2024	90	97	US LIBOR + 2.75%
			Team Health Holdings Inc, Term Loan B
Miscellaneous Manufacturers - 0.69%			3.99%, 02/06/2024(c)	100	99
Bombardier Inc			US LIBOR + 2.75%
7.50%, 03/15/2025(a)	65	69	TMS International Corp, Term Loan B
			4.31%, 08/09/2024(c)	120	120
Oil & Gas - 1.92%			US LIBOR + 3.00%
Continental Resources Inc/OK					$704
4.50%, 04/15/2023	100	99	Computers - 2.42%
MEG Energy Corp			CompuCom Systems Inc, Term Loan B
6.50%, 01/15/2025(a)	50	46	4.49%, 05/09/2020(c)	55	48
Whiting Petroleum Corp			US LIBOR + 3.25%
5.75%, 03/15/2021	50	47	Dell International LLC, Term Loan B
			3.74%, 09/07/2023(c)	193	194
		$192
Real Estate - 0.95%			US LIBOR + 2.50%
Crescent Communities LLC/Crescent					$242
Ventures Inc			Consumer Products - 1.90%
8.88%, 10/15/2021(a)	90	95	Prestige Brands Inc, Term Loan B4
			3.99%, 01/20/2024(c)	189	190
Telecommunications - 2.73%			US LIBOR + 2.75%
Frontier Communications Corp
11.00%, 09/15/2025	50	44	Diversified Financial Services - 3.24%
GTT Communications Inc			Delos Finance Sarl, Term Loan B
7.88%, 12/31/2024(a)	90	96	1.84%, 10/06/2023(c)	145	146
Intelsat Jackson Holdings SA			US LIBOR + 2.00%
8.00%, 02/15/2024(a)	40	43	Russell Investments US Institutional Holdco
Sprint Corp			Inc, Term Loan B
7.88%, 09/15/2023			5.49%, 06/01/2023(c)	178	179
	80	91	US LIBOR + 5.75%
		$274
TOTAL BONDS		$1,701			$325

See accompanying notes.

Schedule of Investments
Dynamic Floating Rate High Income Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Electric - 0.86%			Lodging - 0.96%
Dynegy Inc, Term Loan C1			Hilton Worldwide Finance LLC, Term Loan
4.49%, 06/27/2023(c)	$86	$86	B2
US LIBOR + 3.25%			3.23%, 10/25/2023(c)	$96	$96
			US LIBOR + 2.00%
Entertainment - 2.43%
CCM Merger Inc, Term Loan B			Media - 3.55%
3.99%, 08/04/2021(c)	90	89	Radiate Holdco LLC, Term Loan
US LIBOR + 2.75%			4.24%, 12/09/2023(c)	120	118
Lions Gate Entertainment Corp, Term Loan			US LIBOR + 3.00%
B			Unitymedia Finance LLC, Term Loan B
4.24%, 10/13/2023(c)	85	86	0.00%, 09/08/2025(c),(d)	95	94
US LIBOR + 3.00%			US LIBOR + 2.25%
WMG Acquisition Corp, Term Loan D			Univision Communications Inc, Term Loan
3.74%, 11/01/2023(c)	69	69	C5
US LIBOR + 2.50%			3.99%, 03/15/2024(c)	145	144
		$244	US LIBOR + 2.75%
Food - 3.43%					$356
B&G Foods Inc, Term Loan B			Oil & Gas - 2.80%
3.49%, 11/02/2022(c)	148	149	California Resources Corp, Term Loan
US LIBOR + 2.25%			11.60%, 12/31/2021(c)	30	32
Post Holdings Inc, Term Loan B			US LIBOR + 10.38%
3.49%, 05/17/2024(c)	195	195	Chesapeake Energy Corp, Term Loan 1.5
US LIBOR + 2.25%			8.81%, 08/17/2021(c)	185	196
		$344	US LIBOR + 7.50%
Forest Products & Paper - 1.43%			Seadrill Operating LP, Term Loan B
Caraustar Industries Inc, Term Loan			4.30%, 02/12/2021(c)	83	53
6.80%, 03/09/2022(c)	144	143	US LIBOR + 3.00%
US LIBOR + 5.50%					$281
			Oil & Gas Services - 1.43%
Healthcare - Products - 2.61%			Navios Maritime Midstream Partners LP,
DJO Finance LLC, Term Loan B			Term Loan B
4.49%, 06/08/2020(c)	94	94	5.78%, 06/15/2020(c)	144	143
US LIBOR + 3.25%			US LIBOR + 4.50%
Kinetic Concepts Inc, Term Loan B
4.55%, 01/26/2024(c)	170	168	Packaging & Containers - 4.24%
US LIBOR + 3.25%			Berry Plastics Corp, Term Loan M
		$262	3.49%, 10/01/2022(c)	94	94
Healthcare - Services - 3.93%			US LIBOR + 2.25%
Acadia Healthcare Co Inc, Term Loan B2			Coveris Holdings SA, Term Loan
3.98%, 02/16/2023(c)	121	122	5.55%, 06/24/2022(c)	143	142
US LIBOR + 2.75%			US LIBOR + 4.25%
Lantheus Medical Imaging Inc, Term Loan B			Flex Acquisition Co Inc, Term Loan
5.74%, 06/30/2022(c)	51	52	4.31%, 12/29/2023(c)	95	94
US LIBOR + 4.50%			US LIBOR + 3.00%
MPH Acquisition Holdings LLC, Term Loan			Reynolds Group Holdings Inc, Term Loan B
B			4.24%, 02/05/2023(c)	95	95
4.30%, 06/07/2023(c)	170	170	US LIBOR + 3.00%
US LIBOR + 3.00%					$425
Radnet Management Inc, Term Loan B1			REITs - 3.00%
5.08%, 06/30/2023(c)	50	50	Americold Realty Operating Partnership LP,
US LIBOR + 3.75%			Term Loan B
		$394	4.99%, 12/01/2022(c)	45	45
Insurance - 1.99%			US LIBOR + 3.75%
Asurion LLC, Term Loan B2			GEO Group Inc/The, Term Loan B
7.24%, 07/14/2025(c)	195	199	3.49%, 03/15/2024(c)	95	95
US LIBOR + 6.00%			US LIBOR + 2.25%
			iStar Inc, Term Loan B
Leisure Products & Services - 3.24%			4.98%, 07/01/2020(c)	66	67
Constellation Merger Sub Inc, Term Loan B			US LIBOR + 3.75%
0.00%, 08/16/2024(c),(d)	185	184	MGM Growth Properties Operating
US LIBOR + 3.25%			Partnership LP, Term Loan B
Intrawest Resorts Holdings Inc, Term Loan			3.49%, 04/25/2023(c)	94	94
B1			US LIBOR + 2.25%
4.49%, 06/28/2024(c)	92	92			$301
US LIBOR + 3.25%			Retail - 4.40%
Intrawest Resorts Holdings Inc, Term Loan			Academy Ltd, Term Loan B
B2			5.24%, 06/16/2022(c)	124	82
4.49%, 06/28/2024(c)	49	49	US LIBOR + 4.00%
US LIBOR + 3.25%			JC Penney Corp Inc, Term Loan B
		$325	5.57%, 06/09/2023(c)	96	95
			US LIBOR + 4.25%

See accompanying notes.

Schedule of Investments
Dynamic Floating Rate High Income Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)
Retail (continued)
KFC Holding Co, Term Loan B
3.23%, 06/16/2023(c)	$118	$119
US LIBOR + 2.00%
Michaels Stores Inc, Term Loan B1
3.98%, 01/27/2023(c)	146	145
US LIBOR + 2.75%
		$441
Semiconductors - 0.70%
Micron Technology Inc, Term Loan B
3.80%, 04/26/2022(c)	70	70
US LIBOR + 2.50%

Software - 1.41%
Evergreen Skills Lux Sarl, Term Loan
4.02%, 04/08/2021(c)	141	141
US LIBOR + 4.75%

Telecommunications - 4.51%
CenturyLink Inc, Term Loan B
2.75%, 01/15/2025(c)	145	142
US LIBOR + 2.75%
GTT Communications Inc, Term Loan B
4.50%, 01/09/2024(c)	69	70
US LIBOR + 3.25%
Level 3 Financing Inc, Term Loan B
3.44%, 02/17/2024(c)	95	95
US LIBOR + 2.25%
Telenet Financing USD LLC, Term Loan AI
3.98%, 06/02/2025(c)	145	145
US LIBOR + 2.75%
		$452
Trucking & Leasing - 1.55%
Avolon TLB Borrower 1 US LLC, Term Loan
B2
3.98%, 04/03/2022(c)	155	155
US LIBOR + 2.75%

TOTAL SENIOR FLOATING RATE INTERESTS		$7,002
Total Investments		$10,402
Other Assets and Liabilities - (3.79)%		$(380)
TOTAL NET ASSETS - 100.00%		$10,022

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $942 or 9.40% of net assets.
(b)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(c)	Rate information disclosed is based on an average weighted rate as of August 31, 2017.
(d)	This Senior Floating Rate Note will settle after August 31, 2017, at which time the interest rate will be determined.

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	20.45%
Investment Companies	16.95%
Financial	13.78%
Consumer, Cyclical	12.93%
Communications	11.76%
Basic Materials	8.00%
Industrial	7.43%
Energy	6.15%
Technology	4.52%
Utilities	1.82%
Other Assets and Liabilities	(3.79)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

COMMON STOCKS - 38.19%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.03%			Automobile Parts & Equipment (continued)
Gendai Agency Inc	3,700	$19	Toyo Tire & Rubber Co Ltd	54,515	$1,050
Omnicom Group Inc (a)	8,697	629	Toyoda Gosei Co Ltd	12,600	294
Relia Inc	10,900	122	Toyota Industries Corp	3,665	195
		$770			$14,669
Aerospace & Defense - 0.59%			Banks - 2.19%
Arconic Inc (a)	61,730	1,572	Banco Bilbao Vizcaya Argentaria SA	99,360	879
Boeing Co/The	361	86	Bank of America Corp	231,071	5,520
Cobham PLC	344,439	612	Bank of Ireland Group PLC (b)	77,785	648
IHI Corp	62,800	208	Bank of Kyoto Ltd/The	6,000	55
Jamco Corp	6,150	135	Bank of New York Mellon Corp/The (a)	46,080	2,409
Leonardo SpA	32,113	544	Bank of Nova Scotia/The	16,600	1,033
Lockheed Martin Corp	4,226	1,291	Bankinter SA	105,972	1,012
Northrop Grumman Corp (a)	8,657	2,356	Barclays PLC	117,503	291
Raytheon Co (a)	6,273	1,142	BB&T Corp	2,710	125
Rockwell Collins Inc	47,530	6,229	BNP Paribas SA	8,708	662
Ste Industrielle d'Aviation Latecoere SA (b)	190,517	909	CaixaBank SA	52,122	270
Ultra Electronics Holdings PLC	26,363	630	Capital Bank Financial Corp	12,154	457
United Technologies Corp	1,835	220	Capital One Financial Corp	56,697	4,514
Zodiac Aerospace	30,234	874	Citigroup Inc (a)	108,683	7,394
		$16,808	CU Bancorp (b)	6,773	241
Agriculture - 0.16%			Danske Bank A/S	38,957	1,515
Altria Group Inc	12,171	772	DBS Group Holdings Ltd	37,600	573
Bunge Ltd	45,664	3,408	DNB ASA	46,914	916
Swedish Match AB	9,335	333	Erste Group Bank AG (b)	11,618	491
		$4,513	First Citizens BancShares Inc/NC	1,336	455
Airlines - 0.18%			First Republic Bank/CA	32,311	3,136
Delta Air Lines Inc (a)	16,461	777	Goldman Sachs Group Inc/The	4,623	1,034
Deutsche Lufthansa AG	44,126	1,108	Japan Post Bank Co Ltd	81,700	1,040
Japan Airlines Co Ltd	63,900	2,200	JPMorgan Chase & Co	3,934	358
Southwest Airlines Co (a)	19,631	1,024	M&T Bank Corp	18,527	2,739
		$5,109	Macquarie Group Ltd	10,395	719
Apparel - 0.23%			MainSource Financial Group Inc	402	13
Crocs Inc (b)	23,689	212	Mediobanca SpA	75,022	772
Descente Ltd	7,200	92	Mitsubishi UFJ Financial Group Inc	205,893	1,255
LVMH Moet Hennessy Louis Vuitton SE	3,600	946	Mizuho Financial Group Inc	663,200	1,139
NIKE Inc	87,239	4,607	National Australia Bank Ltd	32,285	776
Sanyo Shokai Ltd	6,700	100	National Bank of Canada	10,100	465
Under Armour Inc - Class C (b)	39,171	591	Oita Bank Ltd/The	10,300	39
		$6,548	Pacific Continental Corp	9,557	227
			Park Sterling Corp	4,640	53
Automobile Manufacturers - 0.34%			PNC Financial Services Group Inc/The (a)	46,424	5,822
Fiat Chrysler Automobiles NV (b)	147,312	2,226
			Regions Financial Corp (a)	65,584	925
General Motors Co	2,519	92
Hino Motors Ltd	34,380	394	Shinsei Bank Ltd	28,000	45
			Skandinaviska Enskilda Banken AB	52,193	680
Honda Motor Co Ltd	28,320	793	Standard Chartered PLC (b)	75,782	755
Mitsubishi Motors Corp	62,140	459	State Street Corp (a)	18,581	1,719
PACCAR Inc	18,479	1,226
Renault SA	11,470	1,015	Stonegate Bank	5,773	278
Subaru Corp	33,100	1,157	Sumitomo Mitsui Financial Group Inc	20,300	756
			Sumitomo Mitsui Trust Holdings Inc	11,720	404
Suzuki Motor Corp	10,500	527	SunTrust Banks Inc (a)	25,707	1,416
Volkswagen AG	12,392	1,916
			Suruga Bank Ltd	29,400	628
		$9,805	SVB Financial Group (b)	16,274	2,756
Automobile Parts & Equipment - 0.51%			Tochigi Bank Ltd/The	22,000	86
Aisan Industry Co Ltd	15,100	135	Tokyo TY Financial Group Inc	3,123	73
Aisin Seiki Co Ltd	19,200	965	Toronto-Dominion Bank/The	23,200	1,246
Allison Transmission Holdings Inc	23,805	827	UBS Group AG (b)	28,647	472
Daikyonishikawa Corp	18,580	289	US Bancorp (a)	11,500	589
Delphi Automotive PLC	12,649	1,220	Wells Fargo & Co	7,948	406
Denso Corp	18,500	897
					$62,281
Exedy Corp	8,300	249	Beverages - 0.38%
Keihin Corp	17,500	288
Koito Manufacturing Co Ltd	13,100	817	Asahi Group Holdings Ltd	48,200	2,097
Lear Corp (a)	17,265	2,582	Coca-Cola Amatil Ltd	105,879	679
NGK Insulators Ltd	24,650	460	Coca-Cola Co/The	32,141	1,464
NGK Spark Plug Co Ltd	30,606	583	Constellation Brands Inc	532	107
Nissin Kogyo Co Ltd	13,900	240	Diageo PLC	21,564	721
NOK Corp	14,400	324	Heineken NV	5,371	564
			Kirin Holdings Co Ltd	44,300	1,005
Nokian Renkaat OYJ	11,764	497	Monster Beverage Corp (b)	61,301	3,422
Rheinmetall AG	5,117	523
Showa Corp	19,420	221	PepsiCo Inc	2,734	316
Stanley Electric Co Ltd	10,800	359	Suntory Beverage & Food Ltd	11,300	522
					$10,897
Sumitomo Riko Co Ltd	13,900	133	Biotechnology - 0.48%
Sumitomo Rubber Industries Ltd	71,800	1,191
			Alexion Pharmaceuticals Inc (b)	2,130	303
Tokai Rika Co Ltd	17,500	330

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Biotechnology (continued)			Commercial Services (continued)
Alnylam Pharmaceuticals Inc (b)	8,673	$744	AerCap Holdings NV (a),(b)	11,958	$602
Amgen Inc (a)	11,441	2,034	Albany Molecular Research Inc (b)	5,894	128
Biogen Inc (a),(b)	6,780	2,146	Altech Corp	700	23
BioMarin Pharmaceutical Inc (b)	25,575	2,307	AMERCO	4,170	1,556
Celgene Corp (b)	2,096	291	ANR Inc - Rights (b),(e)	100,650	1
Illumina Inc (a),(b)	1,156	236	Automatic Data Processing Inc	5,850	623
Ionis Pharmaceuticals Inc (b)	9,585	514	Benesse Holdings Inc	4,220	162
Kite Pharma Inc (b)	7,983	1,421	Bureau Veritas SA	18,598	442
Puma Biotechnology Inc (b)	32,000	2,960	Cintas Corp	10,802	1,458
Regeneron Pharmaceuticals Inc (a),(b)	1,044	519	CoStar Group Inc (b)	10,316	2,957
Vertex Pharmaceuticals Inc (b)	1,872	300	Everi Holdings Inc (b)	381,216	2,939
		$13,775	Kyoritsu Maintenance Co Ltd	11,948	333
Building Materials - 0.28%			Macquarie Infrastructure Corp (a)	82,564	6,149
Boral Ltd	47,981	255	ManpowerGroup Inc (a)	23,208	2,588
Cie de Saint-Gobain	12,114	664	Moody's Corp (a)	10,070	1,349
CRH PLC	19,663	687	New Oriental Education & Technology Group	8,337	682
Geberit AG	1,056	483	Inc ADR(b)
Ibstock PLC (c)	130,663	397	Nord Anglia Education Inc (b)	4,256	138
LafargeHolcim Ltd (b)	17,766	1,045	Outsourcing Inc	1,213	80
Lennox International Inc	11,327	1,877	PAREXEL International Corp (b)	13,657	1,200
Masco Corp (a)	25,752	947	PayPal Holdings Inc (b)	33,727	2,080
Sanwa Holdings Corp	18,700	209	Persol Holdings Co Ltd	7,700	157
Sika AG	100	710	Prestige International Inc	9,100	98
Taiheiyo Cement Corp	45,500	175	QinetiQ Group PLC	140,602	419
Wienerberger AG	23,453	507	Randstad Holding NV	20,125	1,177
		$7,956	Rent-A-Center Inc/TX	115	1
Chemicals - 2.06%			Robert Half International Inc (a)	14,298	648
Agrium Inc (a)	2,291	225	S&P Global Inc (a)	12,047	1,859
Air Products & Chemicals Inc (a)	29,980	4,358	Secom Co Ltd	25,000	1,856
Arkema SA	2,004	218	Sohgo Security Services Co Ltd	2,110	92
Axalta Coating Systems Ltd (b)	100,964	2,980	Square Inc (b)	3,486	91
CF Industries Holdings Inc	13,154	381	TechnoPro Holdings Inc	7,150	327
Daicel Corp	78,925	1,007	Toppan Forms Co Ltd	15,500	164
Denka Co Ltd	27,700	176	TransUnion (b)	42,145	2,017
			Vantiv Inc (b)	21,269	1,504
DIC Corp	7,420	262
Eastman Chemical Co (a)	9,077	782			$36,954
EI du Pont de Nemours & Co	8,527	716	Computers - 1.54%
EMS-Chemie Holding AG	1,070	732	Accenture PLC - Class A (a)	24,989	3,268
Evonik Industries AG	9,614	312	Apple Inc (a)	38,634	6,336
FMC Corp	56,936	4,909	Atos SE	8,433	1,301
GCP Applied Technologies Inc (b)	34,117	964	Brocade Communications Systems Inc	950,151	11,763
Hitachi Chemical Co Ltd	31,400	851	Cognizant Technology Solutions Corp (a)	21,898	1,550
Huntsman Corp	88,080	2,340	Computershare Ltd	17,340	194
Incitec Pivot Ltd	177,639	471	Dell Technologies Inc Class V (b)	150,268	11,259
International Flavors & Fragrances Inc (a)	8,670	1,186	DXC Technology Co	16,281	1,384
JSR Corp	23,600	460	Ferrotec Holdings Corp	16,100	251
Kanto Denka Kogyo Co Ltd	11,400	111	Fortinet Inc (a),(b)	24,598	940
KH Neochem Co Ltd	6,300	163	Fujitsu Ltd	148,480	1,101
Kuraray Co Ltd	33,500	636	Gemalto NV	15,616	844
Linde AG	2,737	525	Hewlett Packard Enterprise Co	70,000	1,264
LyondellBasell Industries NV (a)	9,421	853	HP Inc (a)	29,070	555
Mitsubishi Gas Chemical Co Inc	23,200	577	Melco Holdings Inc	3,660	117
Monsanto Co	138,675	16,253	NetApp Inc (a)	5,943	230
Nippon Shokubai Co Ltd	2,960	211	Obic Co Ltd	7,000	439
Nissan Chemical Industries Ltd	27,400	919	Otsuka Corp	1,467	97
Nitto Denko Corp	6,900	609	SCSK Corp	7,250	314
Platform Specialty Products Corp (b)	135,490	1,583	TDK Corp	11,870	795
Praxair Inc (a),(d)	12,964	1,706			$44,002
RPM International Inc	80,260	3,930	Consumer Products - 0.17%
Sherwin-Williams Co/The	3,051	1,035	Avery Dennison Corp (a)	19,475	1,836
Shin-Etsu Chemical Co Ltd	20,600	1,825	Church & Dwight Co Inc (a)	12,738	639
Sumitomo Chemical Co Ltd	77,254	464	Kimberly-Clark Corp (a)	20,117	2,480
Tokyo Ohka Kogyo Co Ltd	8,300	291			$4,955
Toray Industries Inc	31,046	296	Cosmetics & Personal Care - 0.36%
Tosoh Corp	54,000	635	Ci:z Holdings Co Ltd	2,000	79
Valvoline Inc	52,326	1,114	Colgate-Palmolive Co	23,797	1,705
Westlake Chemical Corp	20,883	1,606	Coty Inc	116,158	1,926
		$58,672	Estee Lauder Cos Inc/The	8,810	943
Commercial Services - 1.30%			Lion Corp	22,900	456
Adecco Group AG (b)	11,746	851	Pola Orbis Holdings Inc	10,200	327
Advisory Board Co/The (b)	3,812	203	Procter & Gamble Co/The (a)	32,748	3,022
			Unicharm Corp	42,900	1,010

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Cosmetics & Personal Care (continued)			Electronics (continued)
Unilever NV	14,066	$837	Fortive Corp (a)	22,900	$1,488
		$10,305	Garmin Ltd (a)	30,411	1,566
Distribution & Wholesale - 0.09%			Hirose Electric Co Ltd	6,700	928
Fastenal Co	20,691	883	Hitachi High-Technologies Corp	22,652	809
ITOCHU Corp	12,410	203	Hitachi Maxell Ltd	5,648	135
Mitsubishi Corp	44,700	1,034	Honeywell International Inc	1,563	216
Nippon Gas Co Ltd	3,600	121	Hosiden Corp	9,100	153
Trusco Nakayama Corp	8,560	201	Keyence Corp	2,800	1,460
Yondoshi Holdings Inc	2,170	60	Keysight Technologies Inc (b)	15,464	632
		$2,502	Kuroda Electric Co Ltd	7,400	130
Diversified Financial Services - 0.93%			Mettler-Toledo International Inc (a),(b)	1,271	769
AEON Financial Service Co Ltd	7,280	154	MINEBEA MITSUMI Inc	11,700	192
Alliance Data Systems Corp	3,281	740	Murata Manufacturing Co Ltd	1,290	198
American Express Co	24,339	2,096	Nichicon Corp	18,400	215
Blackhawk Network Holdings Inc (b)	1,031	46	Nippon Ceramic Co Ltd	6,600	176
BlackRock Inc	4,128	1,730	Omron Corp	22,300	1,121
CME Group Inc (a)	6,342	798	Siix Corp	4,440	184
Credit Acceptance Corp (b)	3,773	1,028	Sodick Co Ltd	4,100	50
E*TRADE Financial Corp (b)	7,907	324	Tokyo Seimitsu Co Ltd	9,220	317
Element Comm Aviation (b),(e),(f),(g)	280	2,773	Waters Corp (a),(b)	4,342	797
Franklin Resources Inc (a)	42,543	1,839			$15,974
Ichigo Inc	62,200	201	Energy - Alternate Sources - 0.05%
Ichiyoshi Securities Co Ltd	19,900	187	Vestas Wind Systems A/S	14,604	1,331
Intercontinental Exchange Inc (a)	15,560	1,006
Julius Baer Group Ltd (b)	8,867	496	Engineering & Construction - 0.26%
Kenedix Inc	22,600	109	ACS Actividades de Construccion y Servicios	77,237	2,924
London Stock Exchange Group PLC	23,156	1,183	SA
Mastercard Inc (a)	6,982	931	Chiyoda Corp	33,800	176
Ocwen Financial Corp (b)	504,596	1,479	CIMIC Group Ltd	30,809	1,031
Partners Group Holding AG	4,720	3,062	Fluor Corp (a)	22,008	849
SEI Investments Co (a)	16,254	950	JGC Corp	15,400	248
Synchrony Financial	17,059	525	Kajima Corp	59,000	542
T Rowe Price Group Inc (a)	10,989	927	Kyudenko Corp	11,942	486
TD Ameritrade Holding Corp	22,700	983	Obayashi Corp	32,300	381
Visa Inc	26,541	2,747	SHO-BOND Holdings Co Ltd	2,400	133
Zenkoku Hosho Co Ltd	5,540	225	Toyo Engineering Corp	65,000	164
		$26,539	Vinci SA	6,176	568
Electric - 0.68%					$7,502
AES Corp/VA (a)	37,050	409	Entertainment - 0.24%
AGL Energy Ltd	79,556	1,520	Avex Group Holdings Inc	13,300	182
Avista Corp	19,925	1,024	Churchill Downs Inc	2,494	487
Calpine Corp (b)	79,229	1,165	Genting Singapore PLC	1,775,000	1,555
CenterPoint Energy Inc (a)	59,543	1,764	OPAP SA	29,779	333
Duke Energy Corp (a)	14,790	1,291	Pinnacle Entertainment Inc (a),(b)	163,499	3,188
E.ON SE	62,757	710	Sankyo Co Ltd	8,350	273
Enel SpA	120,923	733	Sega Sammy Holdings Inc	55,600	800
Engie SA	122,650	2,048			$6,818
Exelon Corp	3,286	124	Environmental Control - 0.26%
Fortum OYJ	32,549	585	Clean Harbors Inc (b)	7,517	407
NextEra Energy Inc	1,258	189	Daiseki Co Ltd	3,350	80
NRG Energy Inc	47,306	1,178	METAWATER Co Ltd	1,100	30
Origin Energy Ltd (b)	167,929	1,025	Waste Connections Inc	91,373	6,094
PG&E Corp	1,290	91	Waste Management Inc (a)	8,908	687
PPL Corp (a)	33,730	1,324			$7,298
Red Electrica Corp SA	40,964	921	Food - 0.86%
RWE AG	36,800	919	Barry Callebaut AG (b)	262	377
Terna Rete Elettrica Nazionale SpA	150,077	887	Belc Co Ltd	1,800	87
Westar Energy Inc	26,295	1,349	Casino Guichard Perrachon SA	16,482	937
		$19,256	Ezaki Glico Co Ltd	12,412	660
Electrical Components & Equipment - 0.09%			Hershey Co/The (a)	20,285	2,128
AMETEK Inc	6,726	425	Ingredion Inc (a)	3,000	371
Funai Electric Co Ltd	16,700	128	Itoham Yonekyu Holdings Inc	21,500	193
Legrand SA	7,229	507	Kikkoman Corp	17,400	545
Mabuchi Motor Co Ltd	10,800	510	Kraft Heinz Co/The	59,777	4,827
Schneider Electric SE (b)	5,500	444	Kroger Co/The	36,707	803
Ushio Inc	17,300	235	Marine Harvest ASA (b)	59,116	1,174
W-Scope Corp	8,100	172	MEIJI Holdings Co Ltd	4,200	335
		$2,421	METRO AG (b)	32,885	643
Electronics - 0.56%			Mondelez International Inc	42,636	1,734
Agilent Technologies Inc (a)	16,015	1,036	Morinaga & Co Ltd/Japan	1,760	101
Alps Electric Co Ltd	23,120	636	Pinnacle Foods Inc	44,770	2,655
Amphenol Corp (a)	20,657	1,672	Safeway, Inc. - CVR - Casa Ley (b),(e),(f)	11,050	—
Corning Inc (a)	38,052	1,094

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Food (continued)			Holding Companies - Diversified (continued)
Safeway, Inc. - CVR - Property Development	11,050	$—	Matlin and Partners Acquisition Corp -	103,668	$39
Centers (b),(e),(f)			Warrants (b)
Saputo Inc	45,800	1,546	Ocelot Partners Ltd (b),(c)	15,246	149
Sysco Corp (a)	25,800	1,359	Ocelot Partners Ltd - Warrants (b)	15,246	8
Tate & Lyle PLC	115,187	1,017			$3,644
Tesco PLC (b)	702,944	1,642	Home Builders - 0.21%
Toyo Suisan Kaisha Ltd	32,900	1,216	Cairn Homes PLC (b)	367,227	753
Warabeya Nichiyo Holdings Co Ltd	2,500	63	Daiwa House Industry Co Ltd	3,710	130
		$24,413	DR Horton Inc (a)	50,084	1,811
Forest Products & Paper - 0.20%			Iida Group Holdings Co Ltd	14,900	253
International Paper Co	83,383	4,492	NVR Inc (b)	1,078	2,933
Smurfit Kappa Group PLC	21,748	662	Sekisui House Ltd	10,600	183
UPM-Kymmene OYJ	18,661	486			$6,063
		$5,640	Home Furnishings - 0.05%
Gas - 0.28%			Alpine Electronics Inc	19,050	352
Enagas SA	31,552	931	Pioneer Corp (b)	170,100	317
Osaka Gas Co Ltd	329,000	1,288	SEB SA	1,806	328
Snam SpA	319,330	1,556	Sony Corp	13,200	523
Toho Gas Co Ltd	158,000	1,043			$1,520
UGI Corp (a)	38,079	1,881	Housewares - 0.16%
WGL Holdings Inc	15,235	1,283	Newell Brands Inc	93,041	4,492
		$7,982
Hand & Machine Tools - 0.06%			Insurance - 2.01%
Disco Corp	507	91	Aegon NV	239,869	1,371
DMG Mori Co Ltd	14,600	238	Aflac Inc (a)	14,103	1,164
Fuji Electric Co Ltd	167,000	921	Ageas	29,013	1,347
Stanley Black & Decker Inc (a)	3,551	512	Alleghany Corp (b),(d)	1,098	618
		$1,762	American International Group Inc (a),(d)	39,547	2,392
Healthcare - Products - 1.56%			AMP Ltd	551,827	2,242
Alere Inc (a),(b)	222,926	11,026	Aon PLC (a)	14,237	1,981
Align Technology Inc (b)	4,181	739	Arch Capital Group Ltd (a),(b)	9,294	905
Asahi Intecc Co Ltd	4,290	225	Assurant Inc (a)	8,176	774
Baxter International Inc (a)	39,449	2,448	Athene Holding Ltd (a),(b)	46,980	2,513
Becton Dickinson and Co (a)	11,568	2,307	Berkshire Hathaway Inc - Class B (b)	7,813	1,415
Boston Scientific Corp (a),(b)	67,595	1,862	Brighthouse Financial Inc (b)	15,959	911
CR Bard Inc (a)	33,535	10,758	Chubb Ltd	16,489	2,332
Danaher Corp (a)	12,406	1,035	Cincinnati Financial Corp (a)	23,160	1,780
DENTSPLY SIRONA Inc	5,648	320	Dai-ichi Life Holdings Inc	23,900	382
Edwards Lifesciences Corp (a),(b)	25,370	2,883	Everest Re Group Ltd (a)	7,430	1,876
Hologic Inc (b)	62,433	2,410	Fairfax Financial Holdings Ltd	2,137	1,111
Insulet Corp (b)	22,577	1,311	Genworth Financial Inc (b)	76,652	263
Medtronic PLC (a)	32,544	2,624	Hartford Financial Services Group Inc/The (a)	27,222	1,472
Nipro Corp	18,700	248	Insurance Australia Group Ltd	83,818	428
Novadaq Technologies Inc (b)	25,536	300	Legal & General Group PLC	347,489	1,170
NxStage Medical Inc (b)	28,107	787	Markel Corp (b)	2,839	2,987
Straumann Holding AG	2,019	1,296	Marsh & McLennan Cos Inc (a)	33,998	2,654
VWR Corp (b)	50,728	1,675	Medibank Pvt Ltd	199,531	483
Zimmer Biomet Holdings Inc	2,824	323	MetLife Inc	95,735	4,483
		$44,577	MS&AD Insurance Group Holdings Inc	50,800	1,673
Healthcare - Services - 0.51%			Muenchener Rueckversicherungs-Gesellschaft	5,833	1,205
Acadia Healthcare Co Inc (b)	8,818	414	AG in Muenchen
Ain Holdings Inc	2,032	150	NN Group NV	13,296	528
Centene Corp (a),(b)	6,574	584	Old Mutual PLC	219,268	589
			Progressive Corp/The (a)	26,849	1,248
CMIC Holdings Co Ltd	5,700	81
DaVita Inc (a),(b)	11,778	690	Prudential Financial Inc	22,885	2,336
Envision Healthcare Corp (b)	29,619	1,552	RenaissanceRe Holdings Ltd (a)	4,935	687
EPS Holdings Inc	6,400	125	Sompo Holdings Inc	32,000	1,202
Fresenius Medical Care AG & Co KGaA	12,383	1,162	State National Cos Inc	9,186	191
HCA Healthcare Inc (a),(b)	10,133	797	T&D Holdings Inc	36,200	493
Humana Inc	9,594	2,471	Tokio Marine Holdings Inc	26,352	1,050
Laboratory Corp of America Holdings (b)	8,466	1,328	Travelers Cos Inc/The (a)	6,100	739
Miraca Holdings Inc	29,800	1,357	Tryg A/S	37,626	870
PeptiDream Inc (b)	2,048	72	Unum Group	16,223	782
Quest Diagnostics Inc (a)	2,446	265	White Mountains Insurance Group Ltd	977	851
Ramsay Health Care Ltd	5,945	323	Willis Towers Watson PLC	5,427	806
			XL Group Ltd (a)	58,636	2,402
Ryman Healthcare Ltd	68,005	444
Teladoc Inc (b)	881	29	Zurich Insurance Group AG	1,916	573
UnitedHealth Group Inc	13,659	2,717			$57,279
		$14,561	Internet - 1.68%
Holding Companies - Diversified - 0.13%			Alibaba Group Holding Ltd ADR(b)	8,309	1,427
Jardine Matheson Holdings Ltd	22,700	1,493	Alphabet Inc - A Shares (a),(b)	7,539	7,202
Leucadia National Corp (a)	40,030	948	Alphabet Inc - C Shares (b)	1,653	1,553
Matlin and Partners Acquisition Corp (b)	103,668	1,007

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Internet (continued)			Machinery - Diversified (continued)
Amazon.com Inc (b)	4,440	$4,354	FANUC Corp	6,600	$1,282
Bankrate Inc (b)	14,560	202	Hisaka Works Ltd	8,000	71
Dip Corp	16,271	342	Husqvarna AB	49,178	496
DraftKings Inc (b),(e),(f),(g)	54,277	84	IDEX Corp	14,918	1,754
eBay Inc (a),(b)	50,083	1,810	Middleby Corp/The (b)	3,953	481
Expedia Inc	5,448	808	Mitsubishi Heavy Industries Ltd	110,300	422
Facebook Inc (a),(b)	68,034	11,699	Nittoku Engineering Co Ltd	1,600	61
GoDaddy Inc (b)	35,510	1,592	Rockwell Automation Inc (a)	3,608	592
Itokuro Inc (b)	1,200	64	Toshiba Machine Co Ltd	48,200	233
Klarna Holding AB (b),(e),(g)	808	98	Xylem Inc/NY	14,256	885
LAC Co Ltd	8,200	101	Zebra Technologies Corp (b)	10,828	1,116
Liberty Ventures (b)	100,245	6,171			$17,471
LIFULL Co Ltd	7,800	65	Media - 1.64%
Mixi Inc	22,600	1,207	Comcast Corp - Class A	52,799	2,144
Netflix Inc (b)	12,380	2,163	Discovery Communications Inc - C Shares	14,477	304
Priceline Group Inc/The (b)	1,186	2,197	(a),(b)
Proto Corp	2,500	44	DISH Network Corp (b)	166,808	9,557
SMS Co Ltd	4,100	133	FactSet Research Systems Inc	6,540	1,028
Symantec Corp	40,500	1,214	Fuji Media Holdings Inc	9,620	144
Trade Desk Inc/The (b)	257	14	Gray Television Inc (a),(b)	261,892	3,745
Wayfair Inc (b)	14,338	1,018	Liberty Global PLC - A Shares (b)	57,003	1,938
WebMD Health Corp (b)	10,482	696	News Corp - A Shares (a)	21,525	288
Yahoo Japan Corp	76,800	353	Nexstar Media Group Inc (a)	71,754	4,320
Yume No Machi Souzou Iinkai Co Ltd	7,500	112	Nippon Television Holdings Inc	45,145	819
Zillow Group Inc - A Shares (b)	3,368	134	Scripps Networks Interactive Inc	45,464	3,894
Zillow Group Inc - C Shares (b)	26,537	1,051	Sinclair Broadcast Group Inc (a)	77,312	2,339
		$47,908	Thomson Reuters Corp	23,100	1,056
Investment Companies - 0.23%			Time Warner Inc	21,198	2,143
Altaba Inc (b)	89,031	5,705	Tribune Media Co	220,637	8,841
EXOR NV	14,051	903	TV Asahi Holdings Corp	5,780	117
		$6,608	Twenty-First Century Fox Inc - A Shares (a)	24,500	676
Iron & Steel - 0.19%			Viacom Inc - B Shares	54,890	1,570
ArcelorMittal (b)	68,737	1,831	Walt Disney Co/The (a)	4,737	479
Chubu Steel Plate Co Ltd	7,200	50	Wolters Kluwer NV	28,396	1,240
Hitachi Metals Ltd	12,500	167			$46,642
Japan Steel Works Ltd/The	15,700	318	Metal Fabrication & Hardware - 0.04%
JFE Holdings Inc	20,033	395	Maruichi Steel Tube Ltd	28,900	855
Kobe Steel Ltd	12,200	147	Neturen Co Ltd	7,800	76
Kyoei Steel Ltd	11,100	170	Tocalo Co Ltd	3,100	114
Nakayama Steel Works Ltd	15,400	100	Tsubaki Nakashima Co Ltd	7,100	160
Steel Dynamics Inc	22,724	783			$1,205
Tokyo Steel Manufacturing Co Ltd	47,900	406	Mining - 0.35%
voestalpine AG	12,940	672	Agnico Eagle Mines Ltd	24,100	1,235
Yamato Kogyo Co Ltd	9,627	273	Alcoa Corp (b)	22,947	1,007
		$5,312	Anglo American PLC	31,800	579
Leisure Products & Services - 0.05%			Barrick Gold Corp	35,600	641
Carnival Corp (a)	4,301	299	Boliden AB	29,199	1,022
ClubCorp Holdings Inc	19,508	332	Dominion Diamond Corp	30,613	433
Harley-Davidson Inc	18,130	852	Franco-Nevada Corp	12,000	982
		$1,483	Kinross Gold Corp (b)	113,200	516
Lodging - 0.81%			Mitsubishi Materials Corp	3,230	116
Choice Hotels International Inc	21,954	1,362	Newcrest Mining Ltd	73,790	1,353
Extended Stay America Inc	320,373	6,276	Newmont Mining Corp (a)	48,231	1,849
Hilton Worldwide Holdings Inc (a)	83,348	5,362	Pacific Metals Co Ltd (b)	60,500	172
InterContinental Hotels Group PLC	6,626	330			$9,905
Las Vegas Sands Corp (a)	35,699	2,221	Miscellaneous Manufacturers - 0.35%
Marriott International Inc/MD	24,161	2,503	AO Smith Corp (a)	11,208	624
Shangri-La Asia Ltd	192,000	322	Dover Corp	1,330	113
Tropicana Entertainment Inc (b)	53,176	2,531	Eaton Corp PLC (a)	23,880	1,714
Wynn Macau Ltd	209,600	462	EnPro Industries Inc (a)	71,775	5,058
Wynn Resorts Ltd	12,919	1,796	FUJIFILM Holdings Corp	6,524	257
		$23,165	General Electric Co	7,928	195
Machinery - Construction & Mining - 0.09%			Illinois Tool Works Inc (a)	11,562	1,590
ABB Ltd	43,842	1,014	Nikon Corp	18,600	306
Hitachi Ltd	213,000	1,466	Tenma Corp	4,600	89
Tadano Ltd	4,500	53			$9,946
		$2,533	Office & Business Equipment - 0.02%
Machinery - Diversified - 0.61%			Canon Inc	14,500	508
Alstom SA	87,140	3,100
CNH Industrial NV	108,654	1,234	Oil & Gas - 1.31%
Cummins Inc (a)	12,885	2,053	Anadarko Petroleum Corp	11,498	471
Daifuku Co Ltd	4,400	192	Atwood Oceanics Inc (b)	30,994	204
Deere & Co (a)	30,185	3,499

See accompanying notes.

Consolidated Schedule of Investments Global Multi-Strategy Fund August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Oil & Gas (continued)			Pharmaceuticals (continued)
Calumet Specialty Products Partners LP (b)	157,951	$1,264	Neuroderm Ltd (b)	11,372	$441
Canadian Natural Resources Ltd	4,600	142	Nippon Shinyaku Co Ltd	4,090	285
Canadian Natural Resources Ltd	3,513	108	Novartis AG	7,586	640
Cenovus Energy Inc	135,600	1,061	Novo Nordisk A/S	16,043	764
Chevron Corp	1,863	201	Ono Pharmaceutical Co Ltd	6,620	136
Cimarex Energy Co (a)	11,489	1,145	Orion Oyj	10,967	519
Concho Resources Inc (a),(b)	4,060	451	Pfizer Inc	11,394	387
ConocoPhillips	48,052	2,098	PharMerica Corp (b)	2,625	77
Crescent Point Energy Corp	38,600	265	Recordati SpA	34,446	1,477
Devon Energy Corp (a)	20,556	645	Roche Holding AG ADR	28,772	914
Diamondback Energy Inc (b)	4,352	395	Shionogi & Co Ltd	35,800	1,892
Encana Corp	23,886	223	Sumitomo Dainippon Pharma Co Ltd	33,300	455
EOG Resources Inc	5,825	495	Suzuken Co Ltd/Aichi Japan	6,795	248
EQT Corp	471	29	Takeda Pharmaceutical Co Ltd	14,300	793
Exxon Mobil Corp	1,398	107	TESARO Inc (b)	2,982	385
Halcon Resources Corp (b)	453,491	2,807	UCB SA	25,733	1,776
Hess Corp	32,100	1,249	VCA Inc (b)	21,933	2,039
Idemitsu Kosan Co Ltd	23,600	576	Zoetis Inc (a)	9,637	604
Inpex Corp	105,180	1,006			$52,708
Jagged Peak Energy Inc (b)	42,513	545	Pipelines - 0.09%
Japan Petroleum Exploration Co Ltd	11,400	219	Veresen Inc	143,421	2,020
Marathon Oil Corp (a)	82,280	915	Williams Cos Inc/The (a)	20,293	604
Midstates Petroleum Co Inc (b)	132,976	1,927			$2,624
Newfield Exploration Co (a),(b)	81,500	2,129	Private Equity - 0.10%
OGX Petroleo e Gas SA ADR(b)	26,974	15	3i Group PLC	142,729	1,790
OMV AG	33,297	1,916	Jafco Co Ltd	1,700	78
Parsley Energy Inc (b)	136,555	3,420
			Kennedy-Wilson Holdings Inc	32,170	621
PDC Energy Inc (b)	11,934	469	Onex Corp	6,200	496
Range Resources Corp (a)	21,777	378
					$2,985
Repsol SA	127,447	2,193	Real Estate - 0.20%
Rice Energy Inc (b)	56,330	1,541	Forestar Group Inc (b)	14,196	244
Santos Ltd (b)	255,625	770
			Hang Lung Group Ltd	441,000	1,664
SM Energy Co	89,953	1,202	Hongkong Land Holdings Ltd	38,800	288
Ultra Petroleum Corp (b)	368,014	2,867
			Hulic Co Ltd	12,000	119
Valero Energy Corp (a)	6,600	449
			Kerry Properties Ltd	123,000	488
Whiting Petroleum Corp (b)	301,798	1,349
			LEG Immobilien AG	4,647	470
		$37,246	Neinor Homes SLU (b),(c)	22,858	535
Oil & Gas Services - 0.47%			Realogy Holdings Corp	32,802	1,112
Baker Hughes a GE Co (a)	81,153	2,751
			Takara Leben Co Ltd	42,700	207
C&J Energy Services Inc (b)	104,798	2,647
			Vonovia SE	14,828	627
Halliburton Co	160,717	6,263	WeWork Cos Inc (b),(e),(f),(g)	979	51
Petrofac Ltd	106,669	577			$5,805
TechnipFMC PLC (a),(b)	45,173	1,167
			REITs - 1.07%
		$13,405	AGNC Investment Corp (a)	62,637	1,349
Packaging & Containers - 0.29%			American Tower Corp	13,120	1,942
Ball Corp	51,022	2,040	AvalonBay Communities Inc (a)	3,982	748
Berry Global Group Inc (b)	47,385	2,665	Camden Property Trust (a)	22,851	2,045
CCL Industries Inc	11,500	533	CyrusOne Inc	7,791	491
KapStone Paper and Packaging Corp	36,114	808	Daiwa House REIT Investment Corp	105	257
RPC Group PLC	35,671	428	Duke Realty Corp	20,190	600
Silgan Holdings Inc (d)	23,301	701	DuPont Fabros Technology Inc (a)	36,303	2,336
WestRock Co	21,471	1,222	Equinix Inc	1,396	654
		$8,397	Equity Residential (a)	44,232	2,970
Pharmaceuticals - 1.85%			FelCor Lodging Trust Inc (a)	15,829	116
Akorn Inc (b)	49,414	1,626	First Potomac Realty Trust	2,621	29
Allergan PLC (a)	20,525	4,710	Forest City Realty Trust Inc	41,974	1,006
AmerisourceBergen Corp	17,120	1,374	Grivalia Properties REIC AE	29,594	317
Astellas Pharma Inc	133,900	1,691	Hibernia REIT plc	353,998	602
AstraZeneca PLC	11,102	651	Hoshino Resorts REIT Inc	10	52
Bayer AG	24,220	3,104	Irish Residential Properties REIT Plc	271,147	438
Bristol-Myers Squibb Co (a)	183,670	11,107	Japan Retail Fund Investment Corp	236	434
Cardinal Health Inc	24,192	1,632	Klepierre SA	45,260	1,824
Daiichi Sankyo Co Ltd	32,100	760	Land Securities Group PLC	29,060	380
DexCom Inc (b)	12,400	925	Liberty Property Trust (a)	36,033	1,535
Eisai Co Ltd	5,260	273	Monogram Residential Trust Inc	39,483	474
Eli Lilly & Co	1,359	111	New York REIT Inc (a)	398,393	3,283
Express Scripts Holding Co (a),(b)	22,273	1,399	Parkway Inc	13,166	302
Mallinckrodt PLC (b)	45,629	1,874	Public Storage	15,439	3,170
McKesson Corp	24,819	3,706	RioCan Real Estate Investment Trust	89,000	1,696
Merck & Co Inc	15,815	1,010	RLJ Lodging Trust	24,702	499
Mitsubishi Tanabe Pharma Corp	34,200	844	Sabra Health Care REIT Inc	38,294	837
Mylan NV (b)	61,304	1,930
Neurocrine Biosciences Inc (b)	2,635	149

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
REITs (continued)			Semiconductors (continued)
Starwood Waypoint Homes	405	$15	Skyworks Solutions Inc (a)	10,493	$1,106
		$30,401	Sumco Corp	5,350	79
Retail - 1.79%			Teradyne Inc	4,498	160
ABC-Mart Inc	11,500	592	Texas Instruments Inc (a)	17,098	1,416
Adastria Co Ltd	2,500	55	Tokyo Electron Ltd	2,300	324
Advance Auto Parts Inc (d)	6,081	595	Xcerra Corp (b)	23,745	233
Cabela's Inc (b)	21,156	1,136	Xilinx Inc (a)	22,325	1,475
CarMax Inc (b)	6,969	468			$28,981
Cawachi Ltd	4,800	117	Shipbuilding - 0.02%
Chipotle Mexican Grill Inc (b)	1,469	465	Yangzijiang Shipbuilding Holdings Ltd	521,000	576
Citizen Watch Co Ltd	34,600	245
Coach Inc (a)	75,911	3,166	Software - 1.60%
cocokara fine Inc	2,350	130	Activision Blizzard Inc	28,419	1,863
Costco Wholesale Corp	14,672	2,300	Adobe Systems Inc (a),(b)	13,311	2,065
Dixons Carphone PLC	87,089	196	Alpha Systems Inc	1,400	28
Dollarama Inc	6,400	631	Amadeus IT Group SA	10,446	649
Domino's Pizza Inc (a)	6,163	1,123	ANSYS Inc (b)	9,178	1,182
Fast Retailing Co Ltd	6,100	1,745	Autodesk Inc (b)	35,924	4,112
Genuine Parts Co (a)	3,426	284	Birst Inc (b),(e),(f),(g)	21,065	4
H2O Retailing Corp	8,750	158	Black Knight Financial Services Inc (b)	9,500	405
Home Depot Inc/The (a)	16,849	2,525	CA Inc (a)	23,077	766
Honeys Holdings Co Ltd	6,280	71	Capcom Co Ltd	10,400	259
HSN Inc	9,334	343	Citrix Systems Inc (a),(b)	18,779	1,468
HUGO BOSS AG	3,856	327	Constellation Software Inc/Canada	2,500	1,390
IDOM Inc	8,200	54	DeNA Co Ltd	10,700	229
Jack in the Box Inc	63,574	5,952	Electronic Arts Inc (a),(b)	34,432	4,183
Jand Inc (b),(e),(f),(g)	1,693	13	Fiserv Inc (a),(b)	3,293	407
K's Holdings Corp	3,500	78	Gree Inc	25,100	184
Lowe's Cos Inc	14,470	1,069	Microsoft Corp (a),(d)	110,987	8,299
Luxottica Group SpA	34,733	2,002	Nuance Communications Inc (b)	4,344	70
Matsumotokiyoshi Holdings Co Ltd	3,450	235	Open Text Corp	10,700	344
McDonald's Corp (a)	27,624	4,418	Oracle Corp	7,074	356
Nishimatsuya Chain Co Ltd	2,400	25	Paychex Inc (a)	55,866	3,186
PAL GROUP Holdings Co Ltd	4,500	143	PTC Inc (b)	49,028	2,746
Pandora A/S	13,934	1,482	salesforce.com Inc (b)	3,737	357
Panera Bread Co (b),(e)	3,810	1,200	SAP SE	15,463	1,623
Restaurant Brands International Inc	17,700	1,080	ServiceNow Inc (b)	21,090	2,450
Ross Stores Inc (a)	38,876	2,272	Systena Corp	2,000	47
Shimamura Co Ltd	7,500	916	Tableau Software Inc (b)	28,661	2,077
Staples Inc	117,336	1,199	Ultimate Software Group Inc/The (b)	3,699	743
Starbucks Corp (a)	19,344	1,061	Verint Systems Inc (b)	12,597	500
Sundrug Co Ltd	9,800	406	Workday Inc (b)	33,957	3,725
TJX Cos Inc/The (a)	49,574	3,584			$45,717
Ulta Beauty Inc (a),(b)	8,520	1,883	Telecommunications - 1.11%
United Arrows Ltd	4,900	164	Acacia Communications Inc (b)	25,701	1,255
USS Co Ltd	39,900	785	Arista Networks Inc (b)	8,170	1,439
Walgreens Boots Alliance Inc	12,411	1,011	AT&T Inc	63,947	2,396
World Fuel Services Corp	7,977	276	BT Group PLC	134,208	507
Xebio Holdings Co Ltd	11,200	221	CenturyLink Inc	8,625	170
Yum! Brands Inc (a)	34,751	2,670	Cisco Systems Inc (a)	47,970	1,545
		$50,871	DigitalGlobe Inc (b)	18,990	653
Savings & Loans - 0.02%			General Communication Inc (b)	2,875	124
Astoria Financial Corp	24,402	478	Globalstar Inc (b)	519,068	997
			Goodman Networks Inc (b),(e),(f),(g)	142,878	—
Semiconductors - 1.02%			Hellenic Telecommunications Organization	33,350	425
Advanced Micro Devices Inc (b)	128,800	1,674	SA
Analog Devices Inc (a)	10,888	911	Koninklijke KPN NV	119,257	422
Applied Materials Inc (a)	44,667	2,015	Level 3 Communications Inc (b)	30,187	1,643
ASML Holding NV	5,538	865	Loral Space & Communications Inc (a),(b)	93,193	4,231
Broadcom Ltd	23,577	5,943	Motorola Solutions Inc (a)	33,236	2,929
IXYS Corp (b)	2,804	65	Nice Ltd ADR	232	18
KLA-Tencor Corp (a)	10,790	1,011	Nippon Telegraph & Telephone Corp	23,011	1,146
Lattice Semiconductor Corp (b)	50,535	286	Nokia OYJ	107,686	668
Maxim Integrated Products Inc (a)	10,527	491	NTT DOCOMO Inc	14,800	343
Microchip Technology Inc	13,316	1,156	ShoreTel Inc (b)	19,551	146
Micron Technology Inc (b)	35,979	1,150	Sprint Corp (b)	44,777	369
Micronics Japan Co Ltd	8,600	81	Straight Path Communications Inc (b)	2,792	498
Miraial Co Ltd	5,400	69	Swisscom AG	1,995	1,007
Nippon Chemi-Con Corp	9,900	37	Telefonica SA	99,023	1,068
NVIDIA Corp	6,854	1,161	TELUS Corp	11,800	427
NXP Semiconductors NV (b)	28,683	3,240	T-Mobile US Inc (b)	83,845	5,425
QUALCOMM Inc	73,280	3,831	Verizon Communications Inc	28,173	1,352
Shinko Electric Industries Co Ltd	29,000	202

See accompanying notes.

Consolidated Schedule of Investments Global Multi-Strategy Fund August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	CONVERTIBLE PREFERRED STOCKS
Telecommunications (continued)			(continued)		Shares Held	Value (000's)
West Corp	20,766	$485	Internet - 0.01%
		$31,688	Airbnb, Inc 0.00% (b),(e),(f),(g)		1,685	$177
Textiles - 0.25%			Dropbox Inc 0.00% (b),(e),(f),(g)		2,671	35
Mohawk Industries Inc (a),(b)	25,511	6,457				$212
UniFirst Corp/MA	5,217	749	Investment Companies - 0.13%
		$7,206	Mandatory Exchangeable Trust 5.75%,		18,658	3,642
Toys, Games & Hobbies - 0.07%			06/03/2019	(c)
Bandai Namco Holdings Inc	25,000	839
Mattel Inc	64,652	1,049	Metal Fabrication & Hardware - 0.01%
		$1,888	Rexnord Corp 5.75%, 11/15/2019		2,750	151
Transportation - 0.86%
Canadian National Railway Co	43,294	3,510	Oil & Gas - 0.01%
			Chesapeake Energy Corp 5.75% (j)		355	213
Central Japan Railway Co	10,900	1,848
CSX Corp	34,554	1,735
Expeditors International of Washington Inc (a)	10,341	580	Pharmaceuticals - 0.12%
FedEx Corp	303	65	Allergan PLC 5.50%, 03/01/2018		4,075	3,338
Genesee & Wyoming Inc (b)	24,567	1,684	Teva Pharmaceutical Industries Ltd 7.00%,		725	232
Golar LNG Ltd	3,097	67	12/15/2018
Hornbeck Offshore Services Inc (b)	167,806	465				$3,570
Kamigumi Co Ltd	149,000	1,650	REITs - 0.11%
Kansas City Southern (a)	6,995	723	Welltower Inc 6.50% (a),(j)		45,600	3,017
Knight Transportation Inc	17,597	687
Navios Maritime Partners LP (b)	307,375	642	Retail - 0.00%
			Jand Inc 0.00% (b),(e),(f),(g)		3,781	35
Nippon Yusen KK	187,769	372
Swift Transportation Co (b)	125,013	3,507
Union Pacific Corp	15,225	1,603	Software - 0.00%
United Parcel Service Inc (d)	19,551	2,236	Cloudera Inc 0.00% (b),(g)		3,756	73
XPO Logistics Inc (b)	51,455	3,149
Yusen Logistics Co Ltd	4,500	43	Telecommunications - 0.03%
		$24,566	T-Mobile US Inc 5.50%, 12/15/2017		8,825	924
Water - 0.02%
Veolia Environnement SA	20,117	472	TOTAL CONVERTIBLE PREFERRED STOCKS			$16,627
			PREFERRED STOCKS - 0.20%		Shares Held	Value (000's)
TOTAL COMMON STOCKS		$1,088,293	Automobile Manufacturers - 0.05%
INVESTMENT COMPANIES - 18.34%	Shares Held	Value (000's)	Porsche Automobil Holding SE 1.01%		19,114	1,085
Exchange Traded Funds - 0.02%			Volkswagen AG 2.06%		2,867	428
Financial Select Sector SPDR Fund	30,168	745				$1,513
			Electrical Components & Equipment - 0.00%
Money Market Funds - 18.32%			Lithium Technology Corp 0.00% (b),(e),(f),(g)		59,552	20
BlackRock Liquidity Funds FedFund Portfolio	255,659,965	255,660
First American Government Obligations Fund	55,817,836	55,818	Internet - 0.06%
			Forescout Tech Inc 0.00% (b),(e),(f),(g)		9,157	105
Goldman Sachs Financial Square Funds -	101,721,092	101,721
Government Fund			General Assembly Space, Inc 0.00% (b),(e),(g)		2,184	107

			Pinterest Inc 0.00% (b),(e),(f),(g)		87,425	628
Morgan Stanley Institutional Liquidity Funds -	28,212,458	28,212
Government Portfolio (a)			Uber Technologies Inc 0.00% (b),(e),(f),(g)		15,196	630
			Veracode Inc 0.00% (b),(e),(f)		6,031	24
Morgan Stanley Institutional Liquidity Funds -	26,021,653	26,022
Government Portfolio (h)			Zuora Inc 0.00% (b),(e),(f),(g)		40,988	201
Wells Fargo Advantage Government Money	54,610,223	54,610				$1,695
Market Fund (i)			Private Equity - 0.01%
		$522,043	Forward Venture Services LLC 0.00%		54,650	270
			(b),(e),(f),(g)
TOTAL INVESTMENT COMPANIES		$522,788
CONVERTIBLE PREFERRED STOCKS -
0.58%	Shares Held	Value (000's)	Real Estate - 0.02%
Agriculture - 0.02%			Redfin Corp 0.00% (b),(g)		9,803	219
Bunge Ltd 4.88% (j)	6,137	$649	WeWork Cos Inc Series D-1 0.00% (b),(e),(f),(g)		4,867	252
			WeWork Cos Inc Series D-2 0.00% (b),(e),(f),(g)		3,824	198
Computers - 0.01%						$669
NCR Corp 5.50%; PIK 1.38% (j),(k)	282	404	Software - 0.01%
			Marklogic Corp 0.00% (b),(e),(f),(g)		14,832	147
Electric - 0.03%
Black Hills Corp 7.75%, 11/01/2018	10,000	765	Telecommunications - 0.01%
			Goodman Networks Inc 0.00% (b),(e),(f),(g)		169,992	202
Dominion Energy Inc 6.75%, 08/15/2019	2,375	121
		$886
Food - 0.00%			Trucking & Leasing - 0.04%
Post Holdings Inc 2.50% (j)	725	116	AerGen Aviation Finance Ltd 0.00% (b),(e),(f),(g)		12,150	1,236

Healthcare - Products - 0.02%			TOTAL PREFERRED STOCKS			$5,752
Becton Dickinson and Co 6.13%, 05/01/2020	8,525	474			Principal
			BONDS - 27.98%		Amount (000's)	Value (000's)
Healthcare - Services - 0.08%			Aerospace & Defense - 0.27%
Anthem Inc 5.25%, 05/01/2018	43,075	2,261	Embraer Netherlands Finance BV
			5.05%, 06/15/2025		$310	$330
			5.40%, 02/01/2027		280	300

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Aerospace & Defense (continued)			Automobile Asset Backed Securities (continued)
Embraer Overseas Ltd			Nissan Auto Receivables 2016-B Owner
5.70%, 09/16/2023(c)	$320	$350	Trust
Meccanica Holdings USA Inc			1.53%, 04/15/2019		$524	$524
6.25%, 01/15/2040(c)	1,685	1,896	1 Month LIBOR + 0.30%
StandardAero Aviation Holdings Inc			Nissan Auto Receivables 2016-C Owner
10.00%, 07/15/2023(c)	2,000	2,220	Trust
Triumph Group Inc			1.18%, 01/15/2021		200	199
7.75%, 08/15/2025(c)	1,260	1,296	Nissan Auto Receivables 2017-A Owner
United Technologies Corp			Trust
1.66%, 11/01/2019	1,220	1,226	1.29%, 01/15/2020		230	230
3 Month LIBOR + 0.35%			1 Month LIBOR + 0.06%
		$7,618	1.74%, 08/16/2021		375	376
Airlines - 0.14%			Prestige Auto Receivables Trust 2016-1
Air Canada 2015-2 Class B Pass Through			5.15%, 11/15/2021(c)		815	849
Trust			Toyota Auto Receivables 2014-C Owner
5.00%, 06/15/2025(c)	1,831	1,914	Trust
Latam Airlines 2015-1 Pass Through Trust B			0.93%, 07/16/2018		23	23
4.50%, 08/15/2025	1,063	1,054	Toyota Auto Receivables 2016-C
VistaJet Malta Finance PLC / VistaJet Co			1.14%, 08/17/2020		165	164
Finance LLC			Toyota Auto Receivables 2016-D Owner
7.75%, 06/01/2020(c)	1,200	1,092	Trust
		$4,060	1.36%, 05/15/2019		316	316
Automobile Asset Backed Securities - 0.55%			1 Month LIBOR + 0.13%
AmeriCredit Automobile Receivables 2015-4			Toyota Auto Receivables 2017-A Owner
3.72%, 12/08/2021	189	194	Trust
AmeriCredit Automobile Receivables Trust			1.30%, 09/16/2019		540	540
2016-2			1 Month LIBOR + 0.07%
3.65%, 05/09/2022	80	82	1.73%, 02/16/2021		460	461
CPS Auto Receivables Trust 2016-B			Toyota Auto Receivables 2017-C Owner
8.14%, 05/15/2023(c)	855	920	Trust
DT Auto Owner Trust 2014-3			1.30%, 07/15/2020		1,315	1,315
4.47%, 11/15/2021(c)	175	178	1 Month LIBOR + 0.08%
DT Auto Owner Trust 2015-2			USAA Auto Owner Trust 2015-1
4.25%, 02/15/2022(c)	260	265	1.20%, 06/17/2019		415	415
DT Auto Owner Trust 2016-1			USAA Auto Owner Trust 2016-1
4.66%, 12/15/2022(c)	1,335	1,368	1.20%, 06/15/2020		280	279
DT Auto Owner Trust 2016-2			Westlake Automobile Receivables Trust 2017-
5.43%, 11/15/2022(c)	820	855	1
First Investors Auto Owner Trust 2014-1			3.46%, 10/17/2022(c)		145	146
3.28%, 04/15/2021(c)	70	71				$15,683
First Investors Auto Owner Trust 2014-2			Automobile Floor Plan Asset Backed Securities - 0.02%
3.47%, 02/15/2021(c)	120	121	NextGear Floorplan Master Owner Trust
First Investors Auto Owner Trust 2015-1			2.08%, 04/18/2022(c)		715	719
3.59%, 01/18/2022(c)	100	101	1 Month LIBOR + 0.85%
First Investors Auto Owner Trust 2015-2
4.22%, 12/15/2021(c)	565	579	Automobile Manufacturers - 0.23%
First Investors Auto Owner Trust 2016-2			American Honda Finance Corp
3.35%, 11/15/2022(c)	70	70	1.60%, 11/19/2018		1,225	1,228
Flagship Credit Auto Trust 2015-1			3 Month LIBOR + 0.28%
3.76%, 06/15/2021(c)	165	166	BMW US Capital LLC
Ford Credit Auto Owner Trust 2015-B			1.66%, 09/13/2019(c)		1,205	1,214
1.16%, 11/15/2019	285	285	3 Month LIBOR + 0.41%
Ford Credit Auto Owner Trust 2016-A			General Motors Financial Co Inc
1.63%, 12/15/2018	110	110	2.23%, 04/13/2020		1,500	1,507
1 Month LIBOR + 0.40%			3 Month LIBOR + 0.93%
Ford Credit Auto Owner Trust 2016-B			Nissan Motor Acceptance Corp
1.54%, 03/15/2019	550	551	1.88%, 01/13/2020(c)		1,215	1,222
1 Month LIBOR + 0.31%			3 Month LIBOR + 0.58%
Ford Credit Auto Owner Trust 2016-C			Tesla Inc
1.37%, 09/15/2019	1,603	1,604	5.30%, 08/15/2025(c)		735	725
1 Month LIBOR + 0.14%			Toyota Motor Credit Corp
Ford Credit Auto Owner Trust 2017-A			1.74%, 10/18/2019		605	609
1.35%, 12/15/2019	876	876	3 Month LIBOR + 0.44%
1 Month LIBOR + 0.12%						$6,505
Honda Auto Receivables 2016-4 Owner			Banks - 1.58%
Trust			Banco Hipotecario SA
1.21%, 12/18/2020	1,145	1,139	22.42%, 01/12/2020(c)	ARS	9,230	530
Honda Auto Receivables 2017-1 Owner			Argentina Deposit Rates Badlar + 2.50%
Trust			Banco Macro SA
1.72%, 07/21/2021	310	311	17.50%, 05/08/2022(c)		5,115	272

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

	Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)
Banks (continued)				Building Materials - 0.02%
Banco Supervielle SA				Cemex SAB de CV
25.04%, 08/09/2020(c)	ARS	11,000	$653	6.13%, 05/05/2025(c)		$650	$700
Argentina Deposit Rates Badlar + 4.50%
Bank of America Corp				Chemicals - 0.07%
2.36%, 03/22/2018		$605	608	Mexichem SAB de CV
3 Month LIBOR + 1.07%				5.88%, 09/17/2044(c)		2,000	2,045
6.00%, 09/01/2017		1,100	1,100
Capital One NA/Mclean VA				Commercial Mortgage Backed Securities - 1.01%
2.46%, 08/17/2018		550	554	BXHTL Mezzanine Trust
3 Month LIBOR + 1.15%				9.43%, 05/15/2020(e),(f)		1,290	1,296
Citigroup Inc				CCRESG Commercial Mortgage Trust 2016-
2.02%, 11/24/2017		945	946	HEAT
3 Month LIBOR + 0.70%				5.67%, 04/10/2029(c)		255	260
Financiera de Desarrollo Territorial SA				Citigroup Commercial Mortgage Trust 2014-
Findeter				GC19
7.88%, 08/12/2024(c)	COP	3,380,000	1,167	4.56%, 03/10/2047(c)		1,795	1,361
Finansbank AS/Turkey				5.06%, 03/10/2047(c)		3,229	3,025
4.88%, 05/19/2022(c)		$6,000	6,010	COBALT CMBS Commercial Mortgage Trust
Hongkong & Shanghai Banking Corp				2007	-C2
Ltd/The				5.62%, 04/15/2047		5,060	5,037
1.50%, 07/29/2049(j)		1,100	911	COMM 2016-SAVA Mortgage Trust
3 Month LIBOR + 0.00%				4.23%, 10/15/2034(c)		370	372
HSBC Bank PLC				1 Month LIBOR + 3.00%
1.69%, 09/29/2049(j)		550	455	Commercial Mortgage Trust 2005-GG5
6 Month LIBOR + 0.25%				5.61%, 04/10/2037		2,029	1,975
1.75%, 06/29/2049(j)		240	199	Commercial Mortgage Trust 2007-GG11
6 Month LIBOR + 0.25%				6.36%, 12/10/2049		68	68
JPMorgan Chase & Co				CSMC 2014-USA OA LLC
1.88%, 06/01/2021		1,425	1,430	4.37%, 09/15/2037(c)		825	742
3 Month LIBOR + 0.68%				Ginnie Mae
2.21%, 01/25/2018		605	607	0.60%, 01/16/2053(l)		7,016	261
3 Month LIBOR + 0.90%				GS Mortgage Securities Trust 2007-GG10
JPMorgan Chase Bank NA				5.93%, 08/10/2045		605	610
1.88%, 09/23/2019		1,215	1,223	JP Morgan Chase Commercial Mortgage
3 Month LIBOR + 0.59%				Securities Trust 2007-CIBC20
Morgan Stanley				6.52%, 02/12/2051(c)		197	196
2.59%, 04/25/2018		605	609	JP Morgan Chase Commercial Mortgage
3 Month LIBOR + 1.28%				Securities Trust 2007-LDP10
Sberbank of Russia Via SB Capital SA				5.46%, 01/15/2049		77	77
5.50%, 02/26/2024		7,050	7,215	JP Morgan Chase Commercial Mortgage
U.S. Treasury 5-Year Note + 4.02%				Securities Trust 2013-C13
State Savings Bank of Ukraine Via SSB #1				3.99%, 01/15/2046(c)		268	220
PLC				JP Morgan Chase Commercial Mortgage
9.38%, 03/10/2023		5,875	6,154	Securities Trust 2015-SGP
Sumitomo Mitsui Banking Corp				5.73%, 07/15/2036(c)		785	797
1.85%, 01/11/2019		1,225	1,231	1 Month LIBOR + 4.50%
3 Month LIBOR + 0.54%				Morgan Stanley Capital I Trust 2007-TOP27
2.05%, 07/23/2018		600	603	6.15%, 06/11/2042(c)		590	661
3 Month LIBOR + 0.74%				Morgan Stanley Capital I Trust 2011-C2
TC Ziraat Bankasi AS				5.67%, 06/15/2044(c)		475	496
5.13%, 05/03/2022(c)		5,000	5,106	Motel 6 Trust 2017-M6MZ
Toronto-Dominion Bank/The				8.16%, 08/15/2019(c),(m)		1,410	1,407
1.72%, 01/18/2019		630	632	1 Month LIBOR + 6.93%
3 Month LIBOR + 0.42%				SCG Trust 2013-SRP1
Turkiye Vakiflar Bankasi TAO				3.73%, 11/15/2026(c)		365	359
5.63%, 05/30/2022(c)		4,800	4,913	1 Month LIBOR + 2.50%
US Bank NA/Cincinnati OH				4.48%, 11/15/2026(c)		400	396
1.63%, 01/24/2020		1,255	1,258	1 Month LIBOR + 3.25%
3 Month LIBOR + 0.32%				4.57%, 11/15/2026(c)		850	809
Wells Fargo & Co				1 Month LIBOR + 3.34%
1.94%, 04/23/2018		615	617	Wachovia Bank Commercial Mortgage Trust
3 Month LIBOR + 0.63%				Series 2006-C25
			$45,003	5.36%, 05/15/2043(c)		741	688
Beverages - 0.21%				Wachovia Bank Commercial Mortgage Trust
CEDC Finance Corp International Inc				Series 2007-C30
10.00%, 12/31/2022(c)		4,226	4,035	5.48%, 12/15/2043		368	364
PepsiCo Inc				Wachovia Bank Commercial Mortgage Trust
1.35%, 05/02/2019		1,430	1,430	Series 2007-C31
3 Month LIBOR + 0.04%				6.13%, 04/15/2047		5,868	5,954
1.57%, 10/04/2019		610	613	WFRBS Commercial Mortgage Trust 2011-
3 Month LIBOR + 0.27%				C4
				5.41%, 06/15/2044(c)		845	839
			$6,078

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)				Diversified Financial Services (continued)
WFRBS Commercial Mortgage Trust 2012-				American Express Credit Corp
C6				1.64%, 05/03/2019		$1,430	$1,433
5.77%, 04/15/2045(c)		$500	$506	3 Month LIBOR + 0.33%
			$28,776	2.09%, 11/05/2018		605	610
Commercial Services - 0.83%				3 Month LIBOR + 0.78%
APX Group Inc				ASP AMC Merger Sub Inc
7.63%, 09/01/2023(c)		1,300	1,316	8.00%, 05/15/2025(c)		6,753	6,415
Cenveo Corp				Ladder Capital Finance Holdings LLLP /
6.00%, 08/01/2019(c)		10,650	8,760	Ladder Capital Finance Corp
Corporate Risk Holdings LLC				5.88%, 08/01/2021(c)		665	677
9.50%, 07/01/2019(c)		10,489	11,145	Ocwen Loan Servicing LLC
KAR Auction Services Inc				8.38%, 11/15/2022(c)		1,986	1,941
5.13%, 06/01/2025(c)		221	228	Oilflow SPV 1 DAC
Monitronics International Inc				12.00%, 01/13/2022(c)		5,300	5,607
9.13%, 04/01/2020		2,500	2,103	12.00%, 01/13/2022		1,445	1,529
			$23,552	Unifin Financiera SAB de CV SOFOM ENR
Computers - 0.29%				7.00%, 01/15/2025(c)		4,200	4,159
Apple Inc				USAA Capital Corp
1.51%, 02/07/2020		720	722	1.54%, 02/01/2019(c)		1,430	1,432
3 Month LIBOR + 0.20%				3 Month LIBOR + 0.23%
Dell International LLC / EMC Corp							$25,682
6.02%, 06/15/2026(c)		2,310	2,580	Electric - 1.05%
Everi Payments Inc				Cerro del Aguila SA
10.00%, 01/15/2022		3,532	3,850	4.13%, 08/16/2027(c)		1,800	1,804
International Business Machines Corp				Enel SpA
1.55%, 01/27/2020		1,255	1,259	8.75%, 09/24/2073(c)		2,170	2,623
3 Month LIBOR + 0.23%				USSW5 Index Spread + 5.88%
			$8,411	Eskom Holdings SOC Ltd
Credit Card Asset Backed Securities - 0.41%				5.75%, 01/26/2021		6,600	6,756
American Express Credit Account Secured				GenOn Energy Inc
Note Trust 2012-4				0.00%, 10/15/2018(b)		5,430	3,747
				0.00%, 10/15/2020(b)		6,145	4,240
1.47%, 05/15/2020		835	835
1 Month LIBOR + 0.24%				Minejesa Capital BV
				4.63%, 08/10/2030(c)		5,670	5,789
American Express Issuance Trust II				5.63%, 08/10/2037(c)		3,580	3,728
1.66%, 08/15/2019		570	572
1 Month LIBOR + 0.43%				Pacific Gas & Electric Co
BA Credit Card Trust				1.52%, 11/30/2017		1,150	1,150
1.56%, 06/15/2020		1,205	1,206	3 Month LIBOR + 0.20%
1 Month LIBOR + 0.33%							$29,837
1.95%, 08/15/2022		1,030	1,037	Engineering & Construction - 0.15%
Capital One Multi-Asset Execution Trust				ABG Orphan Holdco Sarl
2.00%, 01/17/2023		620	625	14.00%, PIK 14.00%, 02/28/2021(k)		2,967	3,143
Chase Issuance Trust				AECOM
1.53%, 01/18/2022		1,260	1,265	5.13%, 03/15/2027		1,240	1,262
1 Month LIBOR + 0.30%							$4,405
Citibank Credit Card Issuance Trust				Entertainment - 0.07%
1.45%, 04/07/2022		1,330	1,333	Eldorado Resorts Inc
1 Month LIBOR + 0.22%				6.00%, 04/01/2025		2,018	2,144
1.48%, 01/19/2021		1,260	1,262
1 Month LIBOR + 0.25%				Food - 0.42%
1.75%, 11/19/2021		1,210	1,212	BRF GmbH
1.92%, 04/07/2022		1,330	1,337	4.35%, 09/29/2026(c)		840	816
Discover Card Execution Note Trust				BRF SA
1.53%, 08/17/2020		495	496	7.75%, 05/22/2018(c)	BRL	1,500	469
1 Month LIBOR + 0.30%				Cencosud SA
Tidewater Sales Finance Master Trust Series				4.38%, 07/17/2027(c)		$935	940
2017	-A			ESAL GmbH
4.55%, 04/15/2021(c)		435	436	6.25%, 02/05/2023		3,280	3,190
World Financial Network Credit Card Master				Flowers Foods Inc
Trust				3.50%, 10/01/2026		180	180
1.71%, 02/15/2022		165	165	Fresh Market Inc/The
1 Month LIBOR + 0.48%				9.75%, 05/01/2023(c)		1,396	1,058
			$11,781	JBS USA LUX SA / JBS USA Finance Inc
Distribution & Wholesale - 0.04%				5.75%, 06/15/2025(c)		540	541
H&E Equipment Services Inc				Nova Austral SA
5.63%, 09/01/2025(c)		1,000	1,032	8.25%, 05/26/2021(c)		3,900	4,010
				Post Holdings Inc
Diversified Financial Services - 0.90%				5.75%, 03/01/2027(c)		781	808
Ally Financial Inc							$12,012
3.25%, 09/29/2017		550	550
4.75%, 09/10/2018		1,300	1,329

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Gas - 0.09%				Media (continued)
NGL Energy Partners LP / NGL Energy				Grupo Televisa SAB
Finance Corp				7.25%, 05/14/2043	$4,370	194
5.13%, 07/15/2019		$725	$714	Lee Enterprises Inc
6.13%, 03/01/2025		956	851	9.50%, 03/15/2022(c)	1,178	1,225
6.88%, 10/15/2021		135	132	NBCUniversal Enterprise Inc
7.50%, 11/01/2023		825	794	5.25%, 12/19/2049(c),(j)	1,205	1,277
			$2,491	Time Warner Cable LLC
Insurance - 0.14%				4.50%, 09/15/2042	645	596
Ardonagh Midco 3 PLC				Viacom Inc
8.38%, 07/15/2023(c)	GBP	655	822	6.25%, 02/28/2057	175	176
Berkshire Hathaway Finance Corp				3 Month LIBOR + 3.90%
1.62%, 01/10/2020		$1,225	1,232			$8,234
3 Month LIBOR + 0.32%				Metal Fabrication & Hardware - 0.03%
1.77%, 03/07/2018		605	607	Zekelman Industries Inc
3 Month LIBOR + 0.55%				9.88%, 06/15/2023(c)	655	734
Metropolitan Life Global Funding I
1.58%, 09/14/2018(c)		1,205	1,208	Mining - 0.17%
3 Month LIBOR + 0.34%				Aleris International Inc
			$3,869	9.50%, 04/01/2021(c)	672	714
Internet - 0.18%				Constellium NV
Netflix Inc				6.63%, 03/01/2025(c)	3,401	3,571
3.63%, 05/15/2027(c)	EUR	605	728	Stillwater Mining Co
4.38%, 11/15/2026(c)		$4,524	4,411	6.13%, 06/27/2022(c)	700	708
			$5,139			$4,993
Iron & Steel - 0.02%				Miscellaneous Manufacturers - 0.15%
Vale Overseas Ltd				General Electric Co
6.25%, 08/10/2026		460	523	2.01%, 04/02/2018	354	355
				3 Month LIBOR + 0.71%
Leisure Products & Services - 0.39%				Koppers Inc
Constellation Merger Sub Inc				6.00%, 02/15/2025(c)	1,000	1,060
8.50%, 09/15/2025(c)		6,358	6,215	Siemens Financieringsmaatschappij NV
LTF Merger Sub Inc				1.60%, 05/25/2018(c)	400	401
8.50%, 06/15/2023(c)		3,168	3,358	3 Month LIBOR + 0.28%
Silversea Cruise Finance Ltd				Working Capital Solutions Funding LCC
7.25%, 02/01/2025(c)		1,322	1,424	0.00%, 09/15/2017(b),(e),(f)	2,400	2,400
			$10,997			$4,216
Lodging - 0.65%				Mortgage Backed Securities - 1.47%
Caesars Entertainment Operating Co Inc				Adjustable Rate Mortgage Trust 2004-4
0.00%, 06/01/2017(b)		2,504	3,180	3.40%, 03/25/2035	88	86
0.00%, 02/15/2020(b)		3,656	4,753	Adjustable Rate Mortgage Trust 2005-1
0.00%, 02/15/2020(b)		4,152	5,397	3.30%, 05/25/2035	264	266
Diamond Resorts International Inc				Alternative Loan Trust 2003-22CB
7.75%, 09/01/2023(c)		2,778	2,972	5.75%, 12/25/2033	154	158
10.75%, 09/01/2024(c)		2,074	2,204	Alternative Loan Trust 2003-9T1
			$18,506	5.50%, 07/25/2033	74	76
Machinery - Construction & Mining - 0.09%				Alternative Loan Trust 2004-14T2
Caterpillar Financial Services Corp				5.50%, 08/25/2034	81	85
1.81%, 01/10/2020		1,225	1,234	Alternative Loan Trust 2004-16CB
3 Month LIBOR + 0.51%				5.50%, 07/25/2034	133	136
2.01%, 02/23/2018		1,200	1,203	5.50%, 08/25/2034	142	146
3 Month LIBOR + 0.70%				Alternative Loan Trust 2004-28CB
			$2,437	5.75%, 01/25/2035	67	67
Machinery - Diversified - 0.17%				Alternative Loan Trust 2004-J10
Cloud Crane LLC				6.00%, 09/25/2034	257	264
10.13%, 08/01/2024(c)		4,075	4,564	Alternative Loan Trust 2004-J3
John Deere Capital Corp				5.50%, 04/25/2034	85	86
1.59%, 01/16/2018		384	384	Alternative Loan Trust 2005-14
3 Month LIBOR + 0.29%				1.44%, 05/25/2035	440	365
			$4,948	1 Month LIBOR + 0.21%
Media - 0.29%				Alternative Loan Trust 2005-J1
AMC Networks Inc				5.50%, 02/25/2025	174	177
4.75%, 08/01/2025		1,111	1,115	Banc of America Alternative Loan Trust 2003-
CBS Radio Inc				8
7.25%, 11/01/2024(c)		430	453	5.50%, 10/25/2033	110	113
Clear Channel Worldwide Holdings Inc				Banc of America Funding 2004-B Trust
7.63%, 03/15/2020		1,145	1,141	3.24%, 11/20/2034	194	194
Cox Communications Inc				Banc of America Funding 2005-5 Trust
4.50%, 06/30/2043(c)		765	725	5.50%, 09/25/2035	59	61
4.70%, 12/15/2042(c)		380	370	Banc of America Funding 2005-7 Trust
DISH DBS Corp				5.75%, 11/25/2035	109	115
5.88%, 11/15/2024		615	663	Banc of America Funding 2007-4 Trust
7.75%, 07/01/2026		255	299	5.50%, 11/25/2034	176	180

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)				Mortgage Backed Securities (continued)
Banc of America Mortgage 2005-A Trust				GMACM Mortgage Loan Trust 2005-AR4
3.47%, 02/25/2035		$51	$51	4.01%, 07/19/2035		$91	$88
BCAP LLC Trust 2007-AA2				GSR Mortgage Loan Trust 2005-4F
6.00%, 03/25/2022		205	203	6.50%, 02/25/2035		51	51
CHL Mortgage Pass-Through Trust 2004-12				HarborView Mortgage Loan Trust 2003-2
3.70%, 08/25/2034		107	105	1.97%, 10/19/2033		766	745
CHL Mortgage Pass-Through Trust 2004-				1 Month LIBOR + 0.74%
HYB4				IndyMac INDX Mortgage Loan Trust 2004-
3.51%, 09/20/2034		52	51	AR12
CHL Mortgage Pass-Through Trust 2004-				2.01%, 12/25/2034		634	584
HYB8				1 Month LIBOR + 0.78%
3.04%, 01/20/2035		99	99	IndyMac INDX Mortgage Loan Trust 2004-
CHL Mortgage Pass-Through Trust 2005-21				AR7
5.50%, 10/25/2035		123	112	2.45%, 09/25/2034		180	164
Citigroup Mortgage Loan Trust 2005-3				1 Month LIBOR + 1.22%
3.46%, 08/25/2035		679	679	IndyMac INDX Mortgage Loan Trust 2005-
Credit Suisse First Boston Mortgage Securities				AR11
Corp				3.28%, 08/25/2035		789	681
3.27%, 11/25/2033		83	83	IndyMac INDX Mortgage Loan Trust 2005-
3.33%, 12/25/2033		54	54	AR16IP
CSFB Mortgage-Backed Pass-Through				1.87%, 07/25/2045		235	216
Certificates Series 2003-27				1 Month LIBOR + 0.64%
5.75%, 11/25/2033		53	55	JP Morgan Mortgage Trust 2005-A2
CSFB Mortgage-Backed Pass-Through				3.47%, 04/25/2035		188	188
Certificates Series 2005-10				JP Morgan Mortgage Trust 2006-A1
5.25%, 11/25/2020		406	393	3.46%, 02/25/2036		151	140
Deutsche Mortgage Securities Inc Mortgage				Lehman XS Trust Series 2005-7N
Loan Trust 2004-4				1.51%, 12/25/2035		81	59
1.58%, 06/25/2034		216	203	1 Month LIBOR + 0.28%
1 Month LIBOR + 0.35%				Lehman XS Trust Series 2006-2N
DSLA Mortgage Loan Trust 2005-AR5				1.49%, 02/25/2046		151	133
1.56%, 09/19/2045		194	159	1 Month LIBOR + 0.26%
1 Month LIBOR + 0.33%				Ludgate Funding PLC
Dukinfield 2 Plc				0.00%, 01/01/2061(b)	EUR	108	123
1.54%, 12/20/2052	GBP	404	527	Euribor 3 Month + 0.16%
ICE LIBOR GBP 3M + 1.25%				0.90%, 01/01/2061	GBP	432	544
Eurosail-UK 2007-2np PLC				ICE LIBOR GBP 3M + 0.60%
0.44%, 03/13/2045		149	188	MASTR Adjustable Rate Mortgages Trust
ICE LIBOR GBP 3M + 0.15%				2004-7
Fannie Mae Connecticut Avenue Securities				3.33%, 07/25/2034		$237	232
5.58%, 05/25/2029		$2,000	2,191	MASTR Adjustable Rate Mortgages Trust
1 Month LIBOR + 4.35%				2005-2
6.08%, 10/25/2029		600	617	3.29%, 03/25/2035		680	643
1 Month LIBOR + 4.85%				MASTR Adjustable Rate Mortgages Trust
6.78%, 04/25/2028		5,000	5,565	2006-2
1 Month LIBOR + 5.55%				3.60%, 04/25/2036		139	138
6.98%, 07/25/2029		2,745	2,997	MASTR Alternative Loan Trust 2003-9
1 Month LIBOR + 5.75%				5.25%, 11/25/2033		66	68
Fannie Mae Interest Strip				MASTR Alternative Loan Trust 2004-5
4.00%, 11/25/2040(l)		15,499	3,059	5.50%, 06/25/2034		76	77
Freddie Mac Structured Agency Credit Risk				6.00%, 06/25/2034		88	91
Debt Notes				MASTR Alternative Loan Trust 2004-8
2.88%, 04/25/2024		344	349	6.00%, 09/25/2034		409	434
1 Month LIBOR + 1.65%				Merrill Lynch Mortgage Investors Trust Series
3.08%, 10/25/2027		550	563	MLCC 2006-2
1 Month LIBOR + 1.85%				3.12%, 05/25/2036		43	43
3.43%, 02/25/2024		469	484	Newgate Funding 2007-3
1 Month LIBOR + 2.20%				0.27%, 12/15/2050	EUR	155	182
4.68%, 10/25/2029		390	408	Euribor 3 Month + 0.60%
1 Month LIBOR + 3.45%				RALI Series 2006-QO4 Trust
5.48%, 11/25/2023		250	279	1.42%, 04/25/2046		$212	199
1 Month LIBOR + 4.25%				1 Month LIBOR + 0.19%
6.18%, 07/25/2029		1,297	1,350	Residential Asset Securitization Trust 2005-
1 Month LIBOR + 4.95%				A8CB
6.38%, 10/25/2029		620	647	5.38%, 07/25/2035		317	279
1 Month LIBOR + 5.15%				RFMSI Series 2006-S1 Trust
10.58%, 04/25/2028		999	1,206	5.75%, 01/25/2036		104	104
1 Month LIBOR + 9.35%				Rmac 2005-Ns3 PLC
10.03%, 03/25/2028		6,989	7,549	0.03%, 06/12/2043	EUR	52	61
1 Month LIBOR + 8.80%				Euribor 3 Month + 0.36%
				RMAC Securities No 1 PLC
				0.00%, 06/12/2044(b)		101	116
				Euribor 3 Month + 0.15%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

	Principal					Principal
BONDS (continued)	Amount (000's)		Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)					Oil & Gas (continued)
Structured Adjustable Rate Mortgage Loan					Gulfport Energy Corp
Trust					6.38%, 05/15/2025(c)		$705	$694
1.54%, 07/25/2035		$769	647		Halcon Resources Corp
1 Month LIBOR + 0.31%					6.75%, 02/15/2025(c)		880	884
3.60%, 09/25/2034		252	255		HollyFrontier Corp
Structured Adjustable Rate Mortgage Loan					5.88%, 04/01/2026		410	445
Trust Series 2004-6					MEG Energy Corp
3.31%, 06/25/2034		140	139		6.38%, 01/30/2023(c)		295	236
Structured Asset Securities Corp Mortgage					7.00%, 03/31/2024(c)		940	747
Pass-Through Certificates Series 2004-20					Midstates Petroleum Co Inc
5.75%, 11/25/2034		91	92		0.00%, 06/01/2020(b),(e),(f)		1,471	—
Structured Asset Securities Corp Trust 2005-					Oasis Petroleum Inc
1					6.88%, 03/15/2022		490	477
5.50%, 02/25/2035		150	154		Odebrecht Drilling Norbe VIII/IX Ltd
Towd Point Mortgage Funding 2016-Granite1					0.00%, 06/30/2021(b)		3,075	1,952
PLC					Odebrecht Offshore Drilling Finance Ltd
1.69%, 07/20/2046	GBP	200	261		0.00%, 10/01/2023(b),(c)		2,067	770
ICE LIBOR GBP 3M + 1.40%					0.00%, 10/01/2023(b)		4,592	1,710
Wells Fargo Mortgage Backed Securities					OGX Austria GmbH
2003-M Trust					0.00%, 06/01/2018(b),(c)		600	—
3.00%, 12/25/2033		$220	222		0.00%, 04/01/2022(b),(c)		1,100	—
Wells Fargo Mortgage Backed Securities					Petrobras Global Finance BV
2004-I Trust					5.38%, 01/27/2021		555	574
3.44%, 07/25/2034		498	505		5.63%, 05/20/2043		3,035	2,662
Wells Fargo Mortgage Backed Securities					6.25%, 12/14/2026	GBP	1,000	1,349
2005-11 Trust					6.85%, 06/05/2115		$2,380	2,237
5.50%, 11/25/2035		26	27		7.25%, 03/17/2044		2,635	2,714
Wells Fargo Mortgage Backed Securities					7.38%, 01/17/2027		1,695	1,873
2005-16 Trust					8.38%, 05/23/2021		7,975	9,056
6.00%, 01/25/2036		121	122		8.75%, 05/23/2026		260	311
Wells Fargo Mortgage Backed Securities					Petroleos Mexicanos
2005-AR10 Trust					7.65%, 11/24/2021(c)	MXN	6,500	352
3.26%, 05/01/2035		72	74		Sabine Oil & Gas Corp
Wells Fargo Mortgage Backed Securities					0.00%, 06/15/2019(b),(e),(f)		$300	—
2005-AR12 Trust					Shell International Finance BV
3.23%, 06/25/2035		140	142		1.58%, 09/12/2019		1,210	1,216
Wells Fargo Mortgage Backed Securities					3 Month LIBOR + 0.35%
Trust					SM Energy Co
3.53%, 08/25/2034		99	101		5.00%, 01/15/2024		385	343
			$41,925		6.13%, 11/15/2022		425	402
Oil & Gas - 2.08%					6.50%, 01/01/2023		20	19
Bellatrix Exploration Ltd					6.75%, 09/15/2026		75	71
8.50%, 05/15/2020(c)		1,040	902		Southwestern Energy Co
Bonanza Creek Energy Inc					6.70%, 01/23/2025		715	697
0.00%, 04/15/2021(b),(e),(f)		55	—		State Oil Co of the Azerbaijan Republic
BP Capital Markets PLC					4.75%, 03/13/2023		7,250	7,286
1.73%, 02/13/2018		255	255		YPF SA
3 Month LIBOR + 0.43%					6.95%, 07/21/2027(c)		615	657
California Resources Corp					24.10%, 07/07/2020(c)		410	399
5.50%, 09/15/2021		18	8		Argentina Deposit Rates Badlar + 4.00%
6.00%, 11/15/2024		89	36					$59,169
8.00%, 12/15/2022(c)		1,986	1,095		Oil & Gas Services - 0.15%
Cenovus Energy Inc					FTS International Inc
5.40%, 06/15/2047(c)		720	679		6.25%, 05/01/2022		3,904	3,377
Cobalt International Energy Inc					8.75%, 06/15/2020(c)		787	799
7.75%, 12/01/2023(c)		3,206	2,020		3 Month LIBOR + 7.50%
10.75%, 12/01/2021(c)		6,571	6,177					$4,176
Continental Resources Inc/OK					Other Asset Backed Securities - 1.56%
3.80%, 06/01/2024		280	260		AASET 2017-1 Trust
4.50%, 04/15/2023		135	133		3.97%, 05/16/2042(c)		246	250
5.00%, 09/15/2022		2,890	2,904		AIM Aviation Finance Ltd
Denbury Resources Inc					5.07%, 02/15/2040(c)		1,219	1,210
5.50%, 05/01/2022		4,674	2,138		AJAX Mortgage Loan Trust
9.00%, 05/15/2021(c)		1,630	1,459		3.47%, 04/25/2057(c)		101	101
EP Energy LLC / Everest Acquisition Finance					Ajax Mortgage Loan Trust 2016-B
Inc					4.00%, 09/25/2065(c)		377	376
9.38%, 05/01/2020		487	359		Ajax Mortgage Loan Trust 2016-C
Exxon Mobil Corp					4.00%, 10/25/2057(c)		277	277
1.40%, 03/15/2019		610	611		ALM VII R Ltd
3 Month LIBOR + 0.15%					8.44%, 10/15/2028(c)		2,000	2,017
					3 Month LIBOR + 7.14%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Other Asset Backed Securities (continued)				Other Asset Backed Securities (continued)
American Homes 4 Rent 2014-SFR2 Trust				GCAT 2017-3 LLC
5.15%, 10/17/2036(c)		$280	$310	3.35%, 04/25/2047(c)	$214	$215
6.23%, 10/17/2036(c)		695	790	GCAT 2017-4 LLC
American Homes 4 Rent 2014-SFR3 Trust				3.23%, 05/25/2022(c)	97	98
6.42%, 12/17/2036(c)		900	1,035	GCAT 2017-5 LLC
American Homes 4 Rent 2015-SFR1				3.23%, 07/25/2047(c)	338	338
5.64%, 04/17/2052(c)		1,045	1,154	Global Container Assets Ltd
AMMC CLO 17 Ltd				4.50%, 02/05/2030(c)	357	346
8.07%, 11/15/2027(c)		2,500	2,492	Invitation Homes 2015-SFR1 Trust
3 Month LIBOR + 6.75%				5.43%, 03/17/2032(c)	690	706
AMMC CLO 18 Ltd				1 Month LIBOR + 4.20%
7.99%, 05/26/2028(c)		1,750	1,745	Kabbage Asset Securitization LLC
3 Month LIBOR + 6.67%				8.00%, 03/15/2022(c)	253	264
Apidos CLO XXII				Magnetite IX Ltd
7.31%, 10/20/2027(c)		750	749	7.06%, 07/25/2026(c)	1,750	1,629
3 Month LIBOR + 6.00%				3 Month LIBOR + 5.75%
Avery Point VII CLO Ltd				NYMT Residential 2016-RP1
7.90%, 01/15/2028(c)		1,400	1,408	4.00%, 03/25/2021(c)	128	129
3 Month LIBOR + 6.60%				Oak Hill Advisors Residential Loan Trust
Bayview Opportunity Master Fund IIIa Trust				2017-NPLA
2016	-RN3			3.00%, 06/25/2057(c)	240	240
3.60%, 09/29/2031(c)		91	92	OneMain Financial Issuance Trust 2014-2
Bayview Opportunity Master Fund IIIb Trust				2.47%, 09/18/2024(c)	23	23
2017	-RN2			3.02%, 09/18/2024(c)	130	130
3.47%, 04/28/2032(c)		94	95	5.31%, 09/18/2024(c)	1,210	1,222
Bayview Opportunity Master Fund IIIb Trust				OneMain Financial Issuance Trust 2015-1
2017	-RN3			3.19%, 03/18/2026(c)	220	223
3.23%, 05/28/2032(c)		194	195	OneMain Financial Issuance Trust 2015-3
Bayview Opportunity Master Fund IVb Trust				4.16%, 11/20/2028(c)	790	814
2017-NP	L1			OneMain Financial Issuance Trust 2016-2
3.60%, 01/28/2032(c),(e),(f)		219	219	5.94%, 03/20/2028(c)	1,295	1,352
Blackbird Capital Aircraft Lease Securitization				RCO Mortgage LLC
Ltd 2016-1				3.38%, 08/25/2022(e)	705	705
4.21%, 12/16/2041(c)		246	255	Rise Ltd
5.68%, 12/16/2041(c)		679	691	4.75%, 02/15/2039	343	344
BlueMountain CLO 2013-4 Ltd				Shenton Aircraft Investment I Ltd
6.95%, 04/15/2025(c)		3,000	2,864	4.75%, 10/15/2042(c)	1,043	1,104
3 Month LIBOR + 5.65%				Sierra Timeshare 2013-1 Receivables Funding
Bowman Park CLO Ltd				LLC
6.71%, 11/23/2025(c)		1,000	969	1.59%, 11/20/2029(c)	60	60
3 Month LIBOR + 5.40%				Sierra Timeshare 2013-3 Receivables Funding
CAM Mortgage Trust				LLC
4.00%, 01/15/2056(c)		33	33	2.20%, 10/20/2030(c)	132	132
5.00%, 01/15/2056(c)		545	533	Sound Point Clo XV Ltd
CLI Funding V LLC				7.27%, 01/23/2029(c)	1,500	1,453
3.38%, 10/18/2029(c)		496	498	3 Month LIBOR + 5.96%
Coinstar Funding LLC Series 2017-1				SpringCastle America Funding LLC
5.22%, 04/25/2047(c)		723	745	3.05%, 04/25/2029(c)	226	228
Colony American Finance 2015-1 Ltd				TAL Advantage V LLC
5.65%, 10/15/2047(c)		550	591	3.55%, 11/20/2038(c)	328	330
Colony American Finance 2016-1 Ltd				THL Credit Wind River 2014-3 CLO Ltd
4.64%, 06/15/2048(c)		260	267	6.91%, 01/22/2027(c)	3,000	2,963
Colony American Homes 2014-1				3 Month LIBOR + 5.60%
4.03%, 05/17/2031(c)		230	231	THUNDERBOLT AIRCRAFT LEASE LTD
1 Month LIBOR + 2.80%				5.75%, 05/17/2032(c)	246	249
Colony American Homes 2014-2				VOLT LIV LLC
4.44%, 07/17/2031(c)		815	818	3.62%, 02/25/2047(c)	258	261
1 Month LIBOR + 3.20%				6.00%, 02/25/2047(c)	545	552
Colony American Homes 2015-1				VOLT LV LLC
3.38%, 07/17/2032(c)		730	731	3.50%, 03/25/2047(c)	364	368
1 Month LIBOR + 2.15%				VOLT LVI LLC
Cronos Containers Program I Ltd				3.50%, 03/25/2047(c)	521	527
3.27%, 11/18/2029(c)		719	721	5.88%, 03/25/2047(c)	405	410
Five Guys Funding LLC				VOLT LVII LLC
4.60%, 07/25/2047(c)		220	227	3.38%, 04/25/2047(c)	161	162
GCA2014 Holdings Ltd - Class C				VOLT LXI LLC
6.00%, 01/05/2030(c),(e),(f)		616	425	3.13%, 06/25/2047(c)	236	237
GCA2014 Holdings Ltd - Class D				VOLT XIX LLC
7.50%, 01/05/2030(c),(e),(f)		245	71	3.88%, 04/25/2055(c)	11	12
GCA2014 Holdings Ltd - Class E				VOLT XL LLC
0.00%, 01/05/2030(b),(c),(e),(f)		1,030	—	4.88%, 11/27/2045(c)	320	321
GCAT 2017-2 LLC
3.50%, 04/25/2047(c)		345	344
See accompanying notes.				118

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)
Other Asset Backed Securities (continued)				Retail (continued)
VOLT XXII LLC				PF Chang's China Bistro Inc
3.50%, 02/25/2055(c)		$93	$94	10.25%, 06/30/2020(c)		$1,189	$1,180
4.25%, 02/25/2055(c)		100	100				$5,221
VOLT XXIV LLC				Savings & Loans - 0.03%
3.50%, 02/25/2055(c)		29	29	Flagstar Bancorp Inc
4.25%, 02/25/2055(c)		174	174	6.13%, 07/15/2021		717	768
VOLT XXXIII LLC
3.50%, 03/25/2055(c)		278	280	Software - 0.04%
			$44,353	Donnelley Financial Solutions Inc
Packaging & Containers - 0.09%				8.25%, 10/15/2024		195	210
BWAY Holding Co				Quintiles IMS Inc
5.50%, 04/15/2024(c)		2,416	2,522	3.25%, 03/15/2025(c)	EUR	680	832
							$1,042
Pharmaceuticals - 0.30%				Sovereign - 8.08%
Endo Dac / Endo Finance LLC / Endo Finco				Argentina POM Politica Monetaria
Inc				26.25%, 06/21/2020	ARS	181,025	10,658
6.00%, 02/01/2025(c)		5,841	4,804	Argentina Central Bank 7D Repo Rate + 0.00%
Grifols SA				Argentine Republic Government International
3.20%, 05/01/2025(c)	EUR	655	792	Bond
Merck & Co Inc				6.25%, 04/22/2019		$2,429	2,554
1.68%, 05/18/2018		$605	606	6.88%, 01/26/2027		7,910	8,523
3 Month LIBOR + 0.36%				Egypt Government International Bond
Teva Pharmaceutical Finance Netherlands III				6.13%, 01/31/2022(c)		9,400	9,785
BV				Gabon Government International Bond
3.15%, 10/01/2026		1,530	1,407	6.95%, 06/16/2025(c)		1,400	1,409
Valeant Pharmaceuticals International Inc				6.95%, 06/16/2025		3,300	3,320
4.50%, 05/15/2023(c)	EUR	510	498	Ghana Government International Bond
6.13%, 04/15/2025(c)		$635	536	9.25%, 09/15/2022(c)		783	870
			$8,643	Hellenic Republic Treasury Bill
Pipelines - 0.08%				0.00%, 10/13/2017(b)	EUR	800	950
NGPL PipeCo LLC				0.00%, 11/03/2017(b)		4,624	5,487
4.38%, 08/15/2022(c)		135	139	0.00%, 11/10/2017(b)		5,780	6,857
4.88%, 08/15/2027(c)		225	232	0.00%, 02/02/2018(b)		728	859
7.77%, 12/15/2037(c)		265	329	Indonesia Treasury Bond
Transcanada Trust				7.00%, 05/15/2022	IDR 161,350,000		12,456
5.30%, 03/15/2077		1,435	1,478	Iraq International Bond
3 Month LIBOR + 3.21%				5.80%, 01/15/2028		$9,539	9,049
			$2,178	6.75%, 03/09/2023(c)		3,050	3,103
Private Equity - 0.01%				Italy Buoni Ordinari del Tesoro BOT
Icahn Enterprises LP / Icahn Enterprises				0.00%, 03/14/2018(b)	EUR	5,777	6,890
Finance Corp				Mexican Bonos
6.75%, 02/01/2024		370	390	5.75%, 03/05/2026	MXN	23,500	1,224
				Montenegro Government International Bond
Real Estate - 0.70%				3.88%, 03/18/2020(c)	EUR	5,812	7,066
China Evergrande Group				5.38%, 05/20/2019		1,500	1,875
8.25%, 03/23/2022		6,150	6,400	Peru Government Bond
MAF Global Securities Ltd				6.15%, 08/12/2032(c)	PEN	7,100	2,287
7.13%, 12/31/2049(j),(n)		10,800	11,239	Peruvian Government International Bond
USSW5 Index Spread + 5.70%				6.35%, 08/12/2028(c)		9,300	3,078
Rialto Holdings LLC / Rialto Corp				6.35%, 08/12/2028		17,750	5,874
7.00%, 12/01/2018(c)		2,238	2,263	Portugal Government International Bond
			$19,902	5.13%, 10/15/2024(c)		$1,079	1,121
Regional Authority - 0.28%				5.13%, 10/15/2024		6,696	6,954
Provincia de Buenos Aires/Argentina				Portugal Treasury Bill
5.75%, 06/15/2019(c)		735	761	0.00%, 01/19/2018(b)	EUR	5,260	6,271
6.50%, 02/15/2023(c)		545	569	Qatar Government International Bond
7.88%, 06/15/2027(c)		450	486	6.55%, 04/09/2019(c)		$2,790	2,979
25.02%, 05/31/2022(c)	ARS	45,870	2,684	6.55%, 04/09/2019		3,988	4,258
Argentina Deposit Rates Badlar + 3.83%				Republic of Poland Government Bond
Provincia de Cordoba				2.50%, 07/25/2027	PLN	79,301	20,769
7.13%, 08/01/2027(c)		$3,300	3,391	Republic of South Africa Government Bond
			$7,891	8.75%, 01/31/2044	ZAR	57,780	3,982
REITs - 0.24%				8.75%, 02/28/2048		22,820	1,577
Equinix Inc				8.88%, 02/28/2035		25,614	1,848
5.38%, 05/15/2027		2,711	2,918	10.50%, 12/21/2026		28,963	2,498
Uniti Group LP / Uniti Group Finance Inc /				Republic of South Africa Government
CSL Capital LLC				International Bond
8.25%, 10/15/2023		4,000	3,908	6.88%, 05/27/2019		$12,930	13,923
			$6,826
Retail - 0.18%
Arch Merger Sub Inc
8.50%, 09/15/2025(c)		4,171	4,041

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's)		Value (000's)
Sovereign (continued)				Telecommunications (continued)
Serbia International Bond				VimpelCom Holdings BV
5.25%, 11/21/2017(c)		$9,740	$9,809	4.95%, 06/16/2024(c)		$8,950	9,133
5.25%, 11/21/2017		1,285	1,294				$37,619
5.88%, 12/03/2018(c)		1,063	1,109	Transportation - 0.10%
Spain Letras del Tesoro				Hornbeck Offshore Services Inc
0.00%, 12/08/2017(b)	EUR	5,260	6,269	5.88%, 04/01/2020		5,271	3,004
Sri Lanka Government International Bond
5.88%, 07/25/2022		$5,420	5,759	TOTAL BONDS			$797,341
6.25%, 07/27/2021		2,400	2,584		Principal
Turkey Government International Bond				CONVERTIBLE BONDS - 2.37%	Amount (000's)		Value (000's)
4.88%, 10/09/2026		4,750	4,826	Aerospace & Defense - 0.01%
6.75%, 04/03/2018		6,204	6,366	Aerojet Rocketdyne Holdings Inc
Ukraine Government International Bond				2.25%, 12/15/2023(c)		190	247
7.75%, 09/01/2022		7,750	8,072
7.75%, 09/01/2025		2,500	2,569	Automobile Manufacturers - 0.02%
Uruguay Government International Bond
9.88%, 06/20/2022(c)	UYU	46,000	1,692	Tesla Inc
				2.38%, 03/15/2022		350	442
Venezuela Government International Bond
9.25%, 09/15/2027		$10,000	3,925	Automobile Parts & Equipment - 0.02%
Zambia Government International Bond				Meritor Inc
5.38%, 09/20/2022		6,000	5,772	7.88%, 03/01/2026		325	614
			$230,400
Student Loan Asset Backed Securities - 0.08%				Biotechnology - 0.08%
SLM Private Credit Student Loan Trust 2003-				Acorda Therapeutics Inc
A				1.75%, 06/15/2021		555	482
3.28%, 06/15/2032		340	343	AMAG Pharmaceuticals Inc
Mexico Treasuruies Auction Rate + 0.00%				3.25%, 06/01/2022		200	183
SLM Private Credit Student Loan Trust 2003-				BioMarin Pharmaceutical Inc
B				0.60%, 08/01/2024		215	215
3.57%, 03/15/2033		850	857	1.50%, 10/15/2020		400	473
Mexico Treasuruies Auction Rate + 0.00%				Innoviva Inc
SoFi Professional Loan Program 2014-B				2.13%, 01/15/2023		300	288
LLC				Intercept Pharmaceuticals Inc
2.48%, 08/25/2032(c)		52	52	3.25%, 07/01/2023		165	166
1 Month LIBOR + 1.25%				Ionis Pharmaceuticals Inc
SoFi Professional Loan Program 2015-A				1.00%, 11/15/2021		555	599
LLC							$2,406
2.43%, 03/25/2033(c)		321	326	Commercial Services - 0.04%
1 Month LIBOR + 1.20%				Element Fleet Management Corp
SoFi Professional Loan Program 2015-C				5.13%, 06/30/2019(c)	CAD	725	588
LLC
3.58%, 08/25/2036(c)		122	123	Macquarie Infrastructure Corp
				2.00%, 10/01/2023		$655	640
Sofi Professional Loan Program 2016-A LLC							$1,228
3.57%, 01/26/2038(c)		600	606
				Diversified Financial Services - 0.01%
			$2,307	PRA Group Inc
Supranational Bank - 0.56%				3.50%, 06/01/2023(c)		100	93
Banque Ouest Africaine de Developpement
5.00%, 07/27/2027(c)		5,900	6,092	Walter Investment Management Corp
				4.50%, 11/01/2019		870	161
5.50%, 05/06/2021(c)		8,530	9,066
							$254
Inter-American Development Bank				Electric - 0.03%
2.38%, 07/07/2027		712	717	NRG Yield Inc
			$15,875	3.25%, 06/01/2020(c)		225	225
Telecommunications - 1.32%				3.50%, 02/01/2019(c)		650	653
Avanti Communications Group PLC							$878
10.00%, PIK 15.00%, 10/01/2021(c),(k)		1,124	942
				Electrical Components & Equipment - 0.02%
Bharti Airtel International Netherlands BV				General Cable Corp
5.13%, 03/11/2023		4,700	4,975	4.50%, 11/15/2029(a)		75	63
Cisco Systems Inc				SunPower Corp
1.61%, 09/20/2019		1,420	1,428	0.75%, 06/01/2018		575	556
3 Month LIBOR + 0.34%							$619
Goodman Networks Inc				Electronics - 0.05%
8.00%, 05/11/2022		2,553	2,119

HTA Group Ltd/Mauritius				TTM Technologies Inc
9.13%, 03/08/2022(c)		3,600	3,736	1.75%, 12/15/2020		550	870

9.13%, 03/08/2022		3,065	3,180	Vishay Intertechnology Inc
				2.25%, 11/15/2040		300	414
Intelsat Jackson Holdings SA
9.75%, 07/15/2025(c)		2,074	2,110				$1,284
MTN Mauritius Investment Ltd				Energy - Alternate Sources - 0.00%
4.76%, 11/11/2024		3,500	3,438	SunEdison Inc
				0.00%, 10/01/2018(b)		400	7
5.37%, 02/13/2022(c)		6,200	6,426
				0.00%, 01/15/2020(b),(c)		1,425	27
Oi SA
0.00%, 09/15/2016(b),(c)	BRL	1,475	132

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

	Principal				Principal
CONVERTIBLE BONDS (continued)	Amount (000's)		Value (000's)	CONVERTIBLE BONDS (continued)	Amount (000's)	Value (000's)
Energy - Alternate Sources (continued)				Pharmaceuticals (continued)
SunEdison Inc (continued)				Radius Health Inc
0.00%, 01/01/2021(b)		$725	$14	3.00%, 09/01/2024	$100	$98
			$48			$1,431
Engineering & Construction - 0.00%				Private Equity - 0.01%
Tutor Perini Corp				Hercules Capital Inc
2.88%, 06/15/2021		85	95	4.38%, 02/01/2022(c)	200	203

Healthcare - Services - 0.24%				REITs - 0.07%
Anthem Inc				Apollo Commercial Real Estate Finance Inc
2.75%, 10/15/2042(a)		2,450	6,561	4.75%, 08/23/2022	125	126
Brookdale Senior Living Inc				Blackstone Mortgage Trust Inc
2.75%, 06/15/2018		100	100	4.38%, 05/05/2022	175	176
Teladoc Inc				Colony NorthStar Inc
3.00%, 12/15/2022(c)		60	64	3.88%, 01/15/2021	625	624
			$6,725	Redwood Trust Inc
Holding Companies - Diversified - 0.01%				4.75%, 08/15/2023	125	125
RWT Holdings Inc				Spirit Realty Capital Inc
5.63%, 11/15/2019		185	191	2.88%, 05/15/2019	725	723
				3.75%, 05/15/2021	150	152
Internet - 0.18%				Starwood Property Trust Inc
Twitter Inc				4.38%, 04/01/2023	75	76
0.25%, 09/15/2019		2,799	2,642			$2,002
VeriSign Inc				Semiconductors - 0.59%
4.70%, 08/15/2037		825	2,507	Intel Corp
			$5,149	3.25%, 08/01/2039	3,501	6,000
Investment Companies - 0.51%				Microchip Technology Inc
				2.25%, 02/15/2037(c)	708	836
Aabar Investments PJSC
0.50%, 03/27/2020	EUR	7,800	8,264	Novellus Systems Inc
1.00%, 03/27/2022		5,900	5,900	2.63%, 05/15/2041	2,000	9,834
Ares Capital Corp				Rovi Corp
3.75%, 02/01/2022(c)		$300	303	0.50%, 03/01/2020	150	147
				Synaptics Inc
Prospect Capital Corp				0.50%, 06/15/2022(c)	125	116
4.95%, 07/15/2022		175	172
			$14,639			$16,933
Iron & Steel - 0.01%				Software - 0.02%
				Evolent Health Inc
Allegheny Technologies Inc				2.00%, 12/01/2021(c)	130	140
4.75%, 07/01/2022		125	206
				Nuance Communications Inc
Media - 0.22%				1.00%, 12/15/2035	90	86
DISH Network Corp				Verint Systems Inc
2.38%, 03/15/2024(c)		2,556	2,586	1.50%, 06/01/2021	345	331
3.38%, 08/15/2026		3,057	3,542			$557
Liberty Media Corp				Telecommunications - 0.06%
2.25%, 09/30/2046		180	192	Ciena Corp
			$6,320	3.75%, 10/15/2018	925	1,121
Oil & Gas - 0.06%				Finisar Corp
				0.50%, 12/15/2036(c)	745	716
Chesapeake Energy Corp
5.50%, 09/15/2026(c)		745	622			$1,837
Cobalt International Energy Inc				Transportation - 0.02%
3.13%, 05/15/2024		2,155	485	Atlas Air Worldwide Holdings Inc
Nabors Industries Inc				1.88%, 06/01/2024	150	192
0.75%, 01/15/2024(c)		395	286	Echo Global Logistics Inc
SM Energy Co				2.50%, 05/01/2020	195	184
1.50%, 07/01/2021		90	79	Ship Finance International Ltd
Whiting Petroleum Corp				5.75%, 10/15/2021	275	261
1.25%, 04/01/2020		200	170			$637
			$1,642	Trucking & Leasing - 0.01%
Oil & Gas Services - 0.03%				Greenbrier Cos Inc/The
Weatherford International Ltd				2.88%, 02/01/2024(c)	170	181
5.88%, 07/01/2021		700	699
				TOTAL CONVERTIBLE BONDS		$67,467
Pharmaceuticals - 0.05%				SENIOR FLOATING RATE INTERESTS -	Principal
Horizon Pharma Investment Ltd				5.56%	Amount (000's)	Value (000's)
2.50%, 03/15/2022		325	295	Aerospace & Defense - 0.04%
Impax Laboratories Inc				StandardAero Aviation Holdings Inc, Term
2.00%, 06/15/2022		180	159	Loan NEW
Jazz Investments I Ltd				0.00%, 07/07/2022(o),(p)	$354	$355
1.50%, 08/15/2024(c)		100	99	US LIBOR + 3.75%
Neurocrine Biosciences Inc				TransDigm Inc, Term Loan E
2.25%, 05/15/2024(c)		715	780	4.25%, 05/13/2022(p)	65	65
				US LIBOR + 3.00%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Aerospace & Defense (continued)			Commercial Services (continued)
TransDigm Inc, Term Loan F			MacDonald Dettwiler & Associates Ltd, Term
4.23%, 06/09/2023(p)	$487	$488	Loan
US LIBOR + 3.00%			0.00%, 07/05/2024(o),(p)	$1,932	$1,923
TransDigm Inc, Term Loan G			TMS International Corp, Term Loan B
4.26%, 08/16/2024(p)	190	190	4.31%, 08/09/2024(p)	1,031	1,030
US LIBOR + 3.00%			US LIBOR + 3.00%
		$1,098	USS Ultimate Holdings Inc, Term Loan
Automobile Parts & Equipment - 0.13%			0.00%, 08/09/2024(o),(p)	1,118	1,127
AP Exhaust Acquisition LLC, Term Loan			US LIBOR + 3.75%
6.31%, 05/09/2024(p)	250	245	0.00%, 08/09/2024(o),(p)	50	50
US LIBOR + 5.00%			US LIBOR + 3.75%
Commercial Vehicle Group Inc, Term Loan			0.00%, 08/08/2025(o),(p)	1,000	1,005
B			US LIBOR + 7.75%
7.24%, 03/29/2023(p)	1,378	1,382			$12,251
US LIBOR + 6.00%			Computers - 0.17%
Superior Industries International Inc, Term			Harland Clarke Holdings Corp, Term Loan
Loan			B6
5.79%, 03/22/2024(p)	1,500	1,474	6.80%, 02/09/2022(p)	4,535	4,549
US LIBOR + 4.50%			US LIBOR + 5.50%
Truck Hero Inc, Term Loan			NeuStar Inc, Term Loan B2
5.23%, 05/16/2024(p)	645	644	0.00%, 03/01/2024(o),(p)	325	327
US LIBOR + 4.00%			US LIBOR + 3.75%
		$3,745			$4,876
Building Materials - 0.18%			Cosmetics & Personal Care - 0.02%
American Bath Group LLC, Term Loan			Sundial Brands LLC, Term Loan
6.55%, 09/30/2023(p)	3,402	3,385	5.98%, 08/11/2024(p)	594	585
US LIBOR + 5.25%			US LIBOR + 4.75%
Quikrete Holdings Inc, Term Loan B
3.99%, 11/03/2023(p)	837	832	Distribution & Wholesale - 0.01%
US LIBOR + 2.75%			HD Supply Inc, Term Loan B4
VC GB Holdings Inc, Term Loan			0.00%, 10/17/2023(o),(p)	332	333
9.24%, 02/21/2025(p)	1,064	1,053	US LIBOR + 2.50%
US LIBOR + 8.00%
		$5,270	Diversified Financial Services - 0.36%
Chemicals - 0.06%			GreenSky Holdings LLC, Term Loan B
Ashland LLC, Term Loan B			5.25%, 08/23/2024(p)	260	259
3.24%, 05/24/2024(p)	85	85	US LIBOR + 4.00%
US LIBOR + 2.00%			Jane Street Group LLC, Term Loan B
Axalta Coating Systems US Holdings Inc,			5.73%, 08/11/2022(p)	750	757
Term Loan B2			US LIBOR + 4.50%
3.30%, 06/21/2024(p)	176	176	NAB Holdings LLC, Term Loan B
US LIBOR + 2.00%			4.80%, 06/14/2024(p)	640	642
KMG Chemicals Inc, Term Loan B			US LIBOR + 3.50%
5.49%, 06/13/2024(p)	713	720	Ocwen Loan Servicing LLC, Term Loan B
US LIBOR + 4.25%			6.23%, 12/07/2020(p)	3,006	2,988
New Arclin US Holding Corp, Term Loan			US LIBOR + 5.00%
10.17%, 02/07/2025(p)	703	711	Walter Investment Management Corp, Term
US LIBOR + 8.75%			Loan
		$1,692	4.99%, 12/11/2020(p)	4,997	4,602
Commercial Services - 0.43%			US LIBOR + 3.75%
			Werner FinCo LP, Term Loan
Brand Energy & Infrastructure Services Inc,			5.26%, 06/23/2024(p)	1,025	1,025
Term Loan
5.60%, 06/14/2024(p)	3,074	3,081			$10,273
US LIBOR + 4.25%			Electric - 0.24%
Camelot Finance LP, Term Loan			AES Corp/VA, Term Loan B
4.74%, 10/03/2023(p)	304	305	3.32%, 05/19/2022(p)	973	973
US LIBOR + 3.50%			US LIBOR + 2.00%
Gartner Inc, Term Loan B			Chief Power Finance LLC, Term Loan B
3.24%, 03/15/2024(p)	95	95	5.99%, 12/31/2020(p)	867	547
US LIBOR + 2.00%			US LIBOR + 4.75%
Imagine! Print Solutions Inc, Term Loan			Star West Generation LLC, Term Loan B
6.05%, 06/21/2022(p)	1,064	1,064	6.05%, 03/13/2020(p)	5,867	5,163
US LIBOR + 4.75%			US LIBOR + 4.75%
10.05%, 06/21/2023(p)	598	592			$6,683
US LIBOR + 8.75%			Energy - Alternate Sources - 0.52%
Kingpin Intermediate Holdings LLC, Term			Green Plains Processing LLC, Term Loan
Loan B			0.00%, 08/18/2023(o),(p)	380	380
5.49%, 06/29/2024(p)	1,000	1,007	SunEdison Inc, Term Loan
US LIBOR + 4.25%			8.74%, 04/26/2018(p)	9,150	9,118
KUEHG Corp, Term Loan			13.09%, PIK 12.00%, 04/26/2018(k),(p)	5,469	5,455
9.51%, 08/15/2025(p)	977	972			$14,953

See accompanying notes.

Consolidated Schedule of Investments Global Multi-Strategy Fund August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Engineering & Construction - 0.01%			Household Products & Wares (continued)
Engility Corp, Term Loan B2			Diamond BC BV, Term Loan
4.48%, 08/14/2023(p)	$220	$222	0.00%, 07/25/2024(o),(p)	$397	$394
US LIBOR + 3.25%					$895
			Insurance - 0.19%
Entertainment - 0.02%			Confie Seguros Holding II Co, Term Loan
AMC Entertainment Holdings Inc, Term Loan			11.05%, 05/08/2019(p)	1,720	1,687
B			US LIBOR + 9.00%
3.48%, 10/31/2023(p)	65	64
US LIBOR + 2.25%			Confie Seguros Holding II Co, Term Loan B
			6.74%, 04/13/2022(p)	2,920	2,882
Cyan Blue Holdco 3 Ltd, Term Loan			US LIBOR + 4.75%
0.00%, 07/26/2024(o),(p)	177	178
			USI Inc/NY, Term Loan B
DHX Media Ltd, Term Loan			4.31%, 05/16/2024(p)	760	755
4.99%, 12/22/2023(p)	427	428
			US LIBOR + 3.00%
		$670			$5,324
Environmental Control - 0.04%			Internet - 0.08%
CD&R Waterworks Merger Sub LLC, Term			Ancestry.com Operations Inc, Term Loan B
Loan			4.48%, 10/19/2023(p)	1,000	1,005
4.45%, 07/19/2024(p)	1,042	1,043
			US LIBOR + 3.25%
GFL Environmental Inc, Term Loan B			Uber Technologies Inc, Term Loan B
4.05%, 09/27/2023(p)	159	159	5.24%, 07/07/2023(p)	991	988
US LIBOR + 2.75%			US LIBOR + 4.00%
		$1,202	Zayo Group LLC, Term Loan B2
Food - 0.13%			3.48%, 01/19/2024(p)	293	293
Albertson's LLC, Term Loan B4			US LIBOR + 2.25%
3.99%, 08/25/2021(p)	693	672			$2,286
US LIBOR + 2.75%			Investment Companies - 0.19%
Del Monte Foods Inc, Term Loan B			TKC Holdings Inc, Term Loan
4.58%, 01/26/2021(p)	466	379	5.49%, 02/01/2023(p)	1,060	1,063
US LIBOR + 3.25%			US LIBOR + 4.25%
Give & Go Prepared Foods Corp, Term Loan			9.24%, 01/31/2024(p)	3,337	3,337
5.56%, 07/29/2023(p)	2,184	2,191
			US LIBOR + 8.00%
Post Holdings Inc, Term Loan B			UFC Holdings LLC, Term Loan B
3.49%, 05/17/2024(p)	335	335	0.00%, 08/18/2023(o),(p)	997	1,000
US LIBOR + 2.25%			US LIBOR + 3.25%
		$3,577			$5,400
Healthcare - Products - 0.03%			Iron & Steel - 0.08%
Carestream Dental Equipment Inc, Term			Big River Steel LLC, Term Loan
Loan			6.24%, 08/15/2023(p)	148	149
0.00%, 08/07/2024(o),(p)	745	740
			Can Am Construction Inc/Canada, Term Loan
US LIBOR + 3.25%			B
			6.80%, 06/29/2024(p)	2,000	1,995
Healthcare - Services - 0.52%			US LIBOR + 5.50%
21st Century Oncology Inc, Term Loan B					$2,144
7.43%, 04/30/2022(p)	3,378	3,172
			Leisure Products & Services - 0.02%
US LIBOR + 6.13%			Hayward Industries Inc, Term Loan B
BCPE Eagle Buyer LLC, Term Loan			4.73%, 07/18/2024(p)	594	597
9.23%, 03/08/2025(p)	574	575
			US LIBOR + 3.50%
US LIBOR + 8.00%
Envision Healthcare Corp, Term Loan C
4.30%, 11/17/2023(p)	189	190	Leisure Time - 0.05%
			Constellation Merger Sub Inc, Term Loan
US LIBOR + 3.00%			0.00%, 08/16/2024(o),(p)	1,289	1,281
Heartland Dental LLC, Term Loan			0.00%, 08/16/2024(o),(p)	285	283
6.06%, 07/26/2023(p)	2,047	2,047
US LIBOR + 4.75%
9.82%, 07/26/2024(p)	1,100	1,114	Lodging - 0.01%
			Boyd Gaming Corp, Term Loan B
US LIBOR + 8.50%			3.70%, 09/15/2023(p)	150	150
Highland Acquisition Holdings LLC, Term			US LIBOR + 2.50%
Loan
6.74%, 11/23/2022(p)	3,082	3,095
			Machinery - Diversified - 0.03%
Quorum Health Corp, Term Loan
8.07%, 04/29/2022(p)	2,922	2,941	Engineered Machinery Holdings Inc, Delay-
US LIBOR + 6.75%			Draw Term Loan DD
			6.50%, 07/25/2024(p)	68	68
Surgery Center Holdings Inc, Term Loan			US LIBOR + 3.25%
0.00%, 06/20/2024(o),(p)	680	673	6.50%, 07/25/2024(p)	22	22
Tennessee Merger Sub Inc, Term Loan			US LIBOR + 3.25%
3.99%, 01/12/2024(p)	944	931
			Engineered Machinery Holdings Inc, Term
		$14,738	Loan
Household Products & Wares - 0.03%			4.57%, 07/25/2024(p)	680	678
Acuity Specialty Products Inc, Term Loan			US LIBOR + 3.25%
0.00%, 08/09/2024(o),(p)	500	501	4.57%, 07/25/2024(p)	220	220
			US LIBOR + 3.25%
					$988

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)
Media - 0.09%				Real Estate - 0.14%
Altice US Finance I Corp, Term Loan B				ACOF V DP Acquiror LLC, Term Loan
3.48%, 07/28/2025(p)		$57	$57	4.32%, 08/09/2024(p)	$1,115	$1,112
US LIBOR + 2.25%				US LIBOR + 3.00%
CBS Radio Inc, Term Loan B				8.31%, 08/11/2025(p)	1,000	995
4.74%, 10/06/2023(p)		216	217	US LIBOR + 7.00%
US LIBOR + 3.50%				Lightstone Holdco LLC, Term Loan
CSC Holdings LLC, Term Loan				5.74%, 01/30/2024(p)	1,861	1,848
3.48%, 07/15/2025(p)		45	44	5.74%, 01/30/2024(p)	116	115
US LIBOR + 2.25%						$4,070
Unitymedia Finance LLC, Term Loan B				Retail - 0.33%
0.00%, 09/08/2025(o),(p)		999	994	1011778 BC ULC, Term Loan B
US LIBOR + 2.25%				3.51%, 02/16/2024(p)	828	825
Virgin Media Bristol LLC, Term Loan I				US LIBOR + 2.25%
3.98%, 01/31/2025(p)		530	531	Al Aqua ZIP Bidco Pty Ltd, Term Loan
US LIBOR + 2.75%				0.00%, 12/13/2023(o),(p)	757	759
Ziggo Secured Finance Partnership, Term				Bass Pro Group LLC, Term Loan B
Loan E				6.30%, 11/15/2023(p)	725	686
3.73%, 04/15/2025(p)		700	698	US LIBOR + 5.00%
US LIBOR + 2.50%				Harbor Freight Tools USA Inc, Term Loan
			$2,541	4.48%, 08/16/2023(p)	275	276
Metal Fabrication & Hardware - 0.08%				US LIBOR + 3.25%
Eco-Bat Technologies Ltd, PIK Term Loan				Men's Wearhouse Inc/The, Term Loan B
11.00%, PIK 11.00%, 09/29/2017(k),(p)	EUR	5,321	2,296	4.77%, 04/15/2021(p)	241	229
				US LIBOR + 3.50%
Miscellaneous Manufacturers - 0.02%				P.F. Chang's China Bistro Inc, Term Loan
Gates Global LLC, Term Loan B1				0.00%, 08/18/2022(o),(p)	1,004	974
4.55%, 03/29/2024(p)		$455	456	Serta Simmons Bedding LLC, Term Loan
US LIBOR + 3.25%				4.80%, 10/20/2023(p)	860	834
				US LIBOR + 3.50%
Oil & Gas - 0.04%				Staples Inc, Term Loan
BCP Raptor LLC, Term Loan				0.00%, 08/15/2024(o),(p)	4,959	4,933
5.51%, 06/07/2024(p)		390	392	US LIBOR + 4.00%
US LIBOR + 4.25%						$9,516
California Resources Corp, Term Loan				Semiconductors - 0.01%
11.60%, 12/31/2021(p)		695	736	Cavium Inc, Term Loan B1
			$1,128	3.48%, 08/16/2022(p)	153	153
Packaging & Containers - 0.09%				US LIBOR + 2.25%
BWAY Corp, Term Loan B
4.48%, 04/03/2024(p)		715	715	Software - 0.28%
US LIBOR + 3.25%				Almonde Inc, Term Loan
Kloeckner Pentaplast of America Inc, Term				4.74%, 06/13/2024(p)	440	442
Loan B				8.57%, 04/28/2025(p)	493	501
5.55%, 06/29/2022(p)		700	700	US LIBOR + 7.25%
US LIBOR + 4.25%				8.57%, 04/28/2025(p)	1,000	1,017
Proampac PG Borrower LLC, Term Loan				US LIBOR + 7.25%
9.82%, 11/28/2024(p)		1,000	1,011	Cision US Inc, Term Loan
US LIBOR + 4.00%				5.50%, 06/16/2023(p)	227	229
			$2,426	Donnelley Financial Solutions Inc, Term Loan
Pharmaceuticals - 0.28%				B
Alphabet Holding Co Inc, Term Loan				5.20%, 09/26/2023(p)	151	152
0.00%, 09/15/2024(o),(p)		1,995	1,981	US LIBOR + 4.00%
US LIBOR + 3.50%				DTI Holdco Inc, Term Loan B
0.00%, 09/15/2025(o),(p)		1,252	1,242	6.56%, 09/23/2023(p)	1,495	1,427
US LIBOR + 7.75%				US LIBOR + 5.25%
Change Healthcare Holdings LLC, Term Loan				Evergreen Skills Lux Sarl, Term Loan
B				4.02%, 04/08/2021(p)	54	54
3.99%, 02/03/2024(p)		475	475	US LIBOR + 4.75%
US LIBOR + 2.75%				9.48%, 04/28/2022(p)	2,000	1,625
Valeant Pharmaceuticals International Inc,				US LIBOR + 8.25%
Term Loan BF1				First Data Corp, Term Loan
5.99%, 03/11/2022(p)		4,330	4,402	3.49%, 07/08/2022(o),(p)	107	107
US LIBOR + 4.75%				US LIBOR + 2.25%
			$8,100	Rackspace Hosting Inc, Term Loan B
Pipelines - 0.13%				4.31%, 11/03/2023(p)	204	205
Southcross Energy Partners LP, Term Loan B				US LIBOR + 3.00%
5.55%, 07/29/2021(p)		3,990	3,494	Seattle SpinCo Inc, Term Loan
US LIBOR + 4.25%				3.98%, 04/19/2024(p)	23	23

5.55%, 07/29/2021(p)		287	251	4.03%, 04/19/2024(p)	157	157
US LIBOR + 4.25%				Starfish-V Merger Sub Inc, Term Loan
				0.00%, 08/09/2024(o),(p)	961	952

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

SENIOR FLOATING RATE INTERESTS	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
(continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Software (continued)			U.S. Treasury Bill (continued)
Veritas US Inc, Term Loan B1			1.20%, 06/21/2018(s)	$2,815	$2,789
5.80%, 01/27/2023(p)	$1,193	$1,201			$19,456
US LIBOR + 4.50%			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
		$8,092	OBLIGATIONS		$129,236
Telecommunications - 0.39%				Maturity
CenturyLink Inc, Term Loan B			REPURCHASE AGREEMENTS - 5.28%	Amount (000's)	Value(000	's)
2.75%, 01/31/2025(p)	715	699	Banks - 5.28%
US LIBOR + 2.75%			Barclays Bank PLC Repurchase Agreement on $	4,335	$4,333
Colorado Buyer Inc, Term Loan B			securities sold short; 0.60% dated
4.31%, 03/15/2024(p)	1,000	1,004	07/27/2017 (collateralized by Venezuela
US LIBOR + 3.00%			Government International Bond;
Consolidated Communications Inc, Term Loan			$3,817,917; 9.25%; dated 05/07/28)(t)
B			Merrill Lynch Repurchase Agreement on	650	650
4.24%, 10/05/2023(p)	240	236	securities sold short; 0.00% dated
US LIBOR + 3.00%			07/05/2017 (collateralized by Colombia
ConvergeOne Holdings Corp, Term Loan			Government International Bond; $644,121;
6.05%, 06/14/2024(p)	213	213	4.50%; dated 01/28/26)(b),(t)
Global Tel*Link Corp, Term Loan			Merrill Lynch Repurchase Agreement on	5,368	5,365
5.30%, 05/23/2020(p)	1,528	1,538	securities sold short; 0.25% dated
US LIBOR + 3.75%			06/08/2017 (collateralized by Turkey
9.05%, 11/23/2020(p)	2,500	2,487	Government International Bond;
US LIBOR + 7.75%			$5,337,282; 7.38%; dated 02/05/25)(t)
GTT Communications Inc, Term Loan B			Merrill Lynch Repurchase Agreement on	1,424	1,423
4.50%, 01/09/2024(p)	129	130	securities sold short; 0.25% dated
US LIBOR + 3.25%			07/03/2017 (collateralized by Turkey
4.50%, 01/09/2024(p)	997	1,000	Government International Bond;
US LIBOR + 3.25%			$1,418,846; 7.38%; dated 02/05/25)(t)
Securus Technologies Holdings Inc, Term			Merrill Lynch Repurchase Agreement on	34,964	34,963
Loan			securities sold short; 1.01% dated
0.00%, 06/20/2024(o),(p)	1,494	1,506	08/31/2017 maturing 09/01/2017
0.00%, 06/20/2025(o),(p)	598	599	(collateralized by United States Treasury
9.00%, 04/30/2021(p)	932	934	Note/Bond; $34,966,922; 1.50%; dated
US LIBOR + 7.75%			08/15/20)
Sprint Communications Inc, Term Loan B			Merrill Lynch Repurchase Agreement on	14,499	14,498
3.75%, 01/31/2024(p)	673	673	securities sold short; 1.09% dated
US LIBOR + 2.50%			08/31/2017 maturing 09/01/2017
		$11,019	(collateralized by United States Treasury
Transportation - 0.07%			Inflation Indexed Bonds; $14,509,212;
Gruden Acquisition Inc, Term Loan			0.13%; dated 04/15/22)
6.80%, 08/18/2022(p)	826	813	Merrill Lynch Repurchase Agreement on	13,668	13,668
Navios Maritime Partners LP, Term Loan			securities sold short; 1.10% dated
6.23%, 09/04/2020(p)	1,270	1,264	08/31/2017 maturing 09/01/2017
		$2,077	(collateralized by United States Treasury
Trucking & Leasing - 0.02%			Note/Bond; $13,683,717; 2.13%; dated
Avolon TLB Borrower 1 US LLC, Term Loan			07/31/24)
B2			Merrill Lynch Repurchase Agreement on	11,768	11,767
3.98%, 04/03/2022(p)	430	431	securities sold short; 1.12% dated
US LIBOR + 2.75%			08/31/2017 maturing 09/01/2017
			(collateralized by United States Treasury
TOTAL SENIOR FLOATING RATE INTERESTS		$158,306	Note/Bond; $11,760,483; 1.63%; dated
U.S. GOVERNMENT & GOVERNMENT	Principal		03/31/19)
AGENCY OBLIGATIONS - 4.54%	Amount (000's)	Value (000's)	Merrill Lynch Repurchase Agreement on	20,788	20,788
Federal National Mortgage Association (FNMA) - 0.31%			securities sold short; 1.15% dated
3.50%, 10/01/2046(q)	$8,500	$8,793	08/31/2017 maturing 09/01/2017
			(collateralized by United States Treasury
U.S. Treasury - 3.55%			Note/Bond; $20,783,799; 1.63%; dated
0.75%, 04/30/2018(r)	1,000	997	08/31/22)
1.25%, 08/31/2019(n)	25,652	25,612	Merrill Lynch Repurchase Agreement on	19,682	19,682
1.50%, 02/28/2019	12,180	12,214	securities sold short; 1.16% dated
1.75%, 05/31/2022	660	662	08/31/2017 maturing 09/01/2017
1.75%, 09/30/2022	10,080	10,086	(collateralized by United States Treasury
1.88%, 07/31/2022(n)	10,680	10,759	Inflation Indexed Bonds; $19,688,263;
1.88%, 10/31/2022(n)	20,160	20,284	0.63%; dated 07/15/21)
2.13%, 03/31/2024(n)	9,403	9,528	Merrill Lynch Repurchase Agreement on	18,265	18,264
2.25%, 01/31/2024	5,065	5,175	securities sold short; 1.16% dated
2.25%, 08/15/2027(n)	4,800	4,854	08/31/2017 maturing 09/01/2017
3.00%, 02/15/2047	773	816	(collateralized by United States Treasury
		$100,987	Inflation Indexed Bonds; $18,265,348;
U.S. Treasury Bill - 0.68%			0.13%; dated 07/15/22)
1.00%, 09/21/2017(a),(s)	13,000	12,993
1.10%, 02/01/2018(s)	2,840	2,827
1.13%, 01/11/2018(r),(s)	850	847

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

REPURCHASE AGREEMENTS	Maturity	Portfolio Summary (unaudited)
(continued)	Amount (000's) Value (000's)	Sector	Percent
Merrill Lynch Repurchase Agreement on	$5,210	$5,210	Investment Companies	18.34%
securities sold short; 1.19% dated	Financial	17.38%
08/31/2017 maturing 09/01/2017	Government	13.15%
(collateralized by United States Treasury	Consumer, Non-cyclical	11.59%
Inflation Indexed Bonds; $5,209,310;	Communications	7.38%
0.13%; dated 01/15/22)	Consumer, Cyclical	7.34%
$150,611	Industrial	6.17%
TOTAL REPURCHASE AGREEMENTS	$150,611	Technology	5.49%
TOTAL PURCHASED OPTIONS - 0.30%	$8,453	Energy	5.02%
TOTAL PURCHASED INTEREST RATE SWAPTIONS -	Basic Materials	3.21%
0.00%	$102	Mortgage Securities	2.79%
Total Investments	$2,944,976	Asset Backed Securities	2.62%
Other Assets and Liabilities - (3.34)%	$(95,139)	Utilities	2.42%
TOTAL NET ASSETS - 100.00%	$2,849,837	Purchased Options	0.30%
Diversified	0.14%
Purchased Interest Rate Swaptions	0.00%
(a)	Security or a portion of the security was pledged as collateral for short	Investments Sold Short	(17.93)%
sales. At the end of the period, the value of these securities totaled	Other Assets and Liabilities	14.59%
$134,725 or 4.73% of net assets.	TOTAL NET ASSETS	100.00%
(b)	Non-Income Producing Security
(c)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $348,133 or 12.22% of net assets.
(d)	Security or a portion of the security was pledged to cover margin requirements for options contracts. At the end of the period, the value of these securities totaled $6,068 or 0.21% of net assets.
(e)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. Certain inputs used in the valuation may be unobservable;
however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $13,607 or 0.48% of net assets.
(f)	The value of these investments was determined using significant unobservable inputs.
(g)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.
(h)	All or a portion of this security is owned by the GMS Cayman
Corporation, which is a 100% owned subsidiary of the fund.
(i)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $18,223 or 0.64% of net assets.
(j)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(k)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(l)	Security is an Interest Only Strip
(m)	Security purchased on a when-issued basis.
(n)	Security or portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $71,444 or 2.51% of net assets.
(o)	This Senior Floating Rate Note will settle after August 31, 2017, at which time the interest rate will be determined.
(p)	Rate information disclosed is based on an average weighted rate as of
August 31, 2017.
(q)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
Notes to Financial Statements for additional information.
(r)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,595 or 0.06% of net assets.
(s)	Rate shown is the discount rate of the original purchase.
(t)	Although the maturity date of the repurchase agreement is open-ended through the maturity date of the collateral, the Fund has a right to terminate the repurchase agreement and demand repayment from the counterparty at any time with two days' notice or less. During periods of high demand for the collateral security, the fund may also pay the counterparty a fee.
Restricted Securities

Security Name	Acquisition Date	Cost	Value	Percent of Net Assets
AerGen Aviation Finance Ltd	03/01/2017	$1,215	$1,236	0.04%
Airbnb, Inc	06/24/2015	157	177	0.01%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Restricted Securities (continued)

Security Name				Acquisition Date				Cost	Value	Percent of Net Assets
Birst Inc				06/15/2017				$23	$4	0.00%
Cloudera Inc				02/05/2014				55	73	0.00%
DraftKings Inc				12/04/2014				89	84	0.00%
Dropbox Inc				01/28/2014				51	35	0.00%
Element Comm Aviation				06/15/2015				2,800	2,773	0.10%
Forescout Tech Inc				11/24/2015				109	105	0.00%
Forward Venture Services LLC				11/20/2014				170	270	0.01%
General Assembly Space, Inc				07/31/2015				107	107	0.00%
Goodman Networks Inc				06/01/2017				—	202	0.01%
Goodman Networks Inc				06/01/2017				—	—	0.00%
Jand Inc				04/23/2015				43	35	0.00%
Jand Inc				04/23/2015				19	13	0.00%
Klarna Holding AB				08/07/2015				89	98	0.00%
Lithium Technology Corp				04/16/2015				21	20	0.00%
Marklogic Corp				04/27/2015				172	147	0.01%
Pinterest Inc				03/16/2015				627	628	0.02%
Redfin Corp				12/15/2014				97	219	0.01%
Uber Technologies Inc				06/05/2014				236	630	0.02%
WeWork Cos Inc				12/08/2014				16	51	0.00%
WeWork Cos Inc Series D-1				12/08/2014				81	252	0.01%
WeWork Cos Inc Series D-2				12/08/2014				64	198	0.01%
Zuora Inc				01/15/2015				156	201	0.01%
Total									$7,558	0.26%

Amounts in thousands
Options

Purchased Options		Contracts/		Notional			Expiration	Upfront		Unrealized
Outstanding	Counterparty	Shares		Amount		Exercise Price	Date	Payments/(Receipts)	Fair Value	Appreciation/(Depreciation)
Call - 90 Day Eurodollar	N/A	1,058		$2,645		$98.63	12/19/2017	$114	$99	$(15)
Future; December 2017
Call - 90 Day Eurodollar	N/A	1,853		$4,633		$98.63	03/20/2018	204	220	16
Future; March 2018
Call - 90 Day Eurodollar	N/A	1,182		$2,955		$98.75	09/19/2017	96	8	(88)
Future; September 2017
Call - 90 Day Eurodollar	N/A	932		$2,330		$98.88	09/19/2017	57	6	(51)
Future; September 2017
Call - Bristol-Myers	N/A	628		$63		$55.00	01/22/2018	197	432	235
Squibb Co
Call - EUR versus HUF	Barclays Bank	1	EUR	3,039	EUR	309.00	01/23/2018	34	33	(1)
	PLC
Call - EUR versus USD	Barclays Bank	1	EUR	7,920	EUR	1.11	10/25/2017	143	663	520
	PLC
Call - EUR versus USD	Barclays Bank	1	EUR	10,830	EUR	1.12	09/28/2017	178	779	601
	PLC
Call - Eurodollar, Mid-	N/A	1,598		$3,995		$98.25	12/18/2017	610	709	99
Curve 1 Yr Future;
December 2018
Call - Eurodollar, Mid-	N/A	122		$305		$98.50	12/18/2017	9	16	7
Curve 1 Yr Future;
December 2018
Call - Eurodollar, Mid-	N/A	330		$825		$98.38	12/18/2017	92	84	(8)
Curve 1 Yr Future;
December 2018
Call - Eurodollar, Mid-	N/A	278		$695		$98.50	03/19/2018	32	54	22
Curve 1 Yr Future; March
2019
Call - Eurodollar, Mid-	N/A	651		$1,628		$98.25	09/18/2017	172	329	157
Curve 1 Yr Future;
September 2018
Call - Eurodollar, Mid-	N/A	1,248		$3,120		$98.38	09/18/2017	219	265	46
Curve 1 Yr Future;
September 2018
Call - Eurodollar, Mid-	N/A	2,240		$5,600		$98.50	09/18/2017	297	98	(199)
Curve 1 Yr Future;
September 2018
Call - QUALCOMM Inc	N/A	700		$70		$52.50	01/22/2018	240	202	(38)
Call - US 5 Year Note 1st	N/A	44		$44		$118.50	09/05/2017	5	5	—
W Future; December 2017
Call - US Long Bond	N/A	30		$30		$159.00	10/30/2017	22	25	3
Future; December 2017
Call - US Long Bond	N/A	26		$26		$158.00	10/30/2017	19	30	11
Future; December 2017

See accompanying notes.

				Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Options (continued)

Purchased Options		Contracts/		Notional			Expiration	Upfront		Unrealized
Outstanding	Counterparty	Shares		Amount		Exercise Price	Date	Payments/(Receipts)	Fair Value	Appreciation/(Depreciation)
Call - USD versus MXN	Barclays Bank	1		$1,520		$18.28	10/24/2017	$21	$15	$(6)
	PLC
Call - USD versus MXN	Barclays Bank	1		$1,520		$18.28	10/24/2017	19	14	(5)
	PLC
Call - USD versus PHP	Barclays Bank	1		$2,190		$53.00	02/28/2018	24	24	—
	PLC
Call - USD versus PHP	Merrill Lynch	1		$8,550		$51.06	05/21/2018	215	285	70
Call - USD versus PHP	Barclays Bank	1		$1,520		$53.00	02/28/2018	17	16	(1)
	PLC
Call - USD versus ZAR	Barclays Bank	1		$2,026		$13.38	10/24/2017	49	28	(21)
	PLC
Call - EUR versus HUF	Barclays Bank	1	EUR	3,504	EUR	305.50	02/08/2018	53	59	6
	PLC
Call - EUR versus HUF	Barclays Bank	1	EUR	8,760	EUR	310.00	02/27/2018	105	102	(3)
	PLC
Call - EUR versus HUF	Barclays Bank	1	EUR	8,760	EUR	310.00	02/27/2018	99	102	3
	PLC
Call - EUR versus PHP	Barclays Bank	1	EUR	5,515	EUR	64.00	02/16/2018	82	90	8
	PLC
Call - EUR versus SEK	Barclays Bank	1	EUR	2,190	EUR	9.95	10/02/2017	1	1	—
	PLC
Call - EUR versus USD	Barclays Bank	1	EUR	4,380	EUR	1.18	09/04/2017	25	67	42
	PLC
Put - AUD versus USD	Barclays Bank	1	AUD	7,176	AUD	0.75	12/21/2017	84	24	(60)
	PLC
Put - EUR versus NOK	Barclays Bank	1	EUR	2,392	EUR	9.38	09/19/2017	19	47	28
	PLC
Put - EUR versus SEK	Barclays Bank	1	EUR	2,190	EUR	9.30	02/19/2018	24	24	—
	PLC
Put - EUR versus SEK	Barclays Bank	1	EUR	2,533	EUR	9.38	01/31/2018	29	35	6
	PLC
Put - EUR versus SEK	Barclays Bank	1	EUR	2,533	EUR	9.40	01/19/2018	30	37	7
	PLC
Put - EUR versus SEK	Barclays Bank	1	EUR	11,160	EUR	9.60	12/21/2017	112	302	190
	PLC
Put - EUR versus SEK	Barclays Bank	1	EUR	2,533	EUR	9.40	01/19/2018	30	37	7
	PLC
Put - EUR versus SEK	Barclays Bank	1	EUR	2,890	EUR	9.50	11/10/2017	25	46	21
	PLC
Put - EUR versus USD	Barclays Bank	1	EUR	4,380	EUR	1.17	09/13/2017	38	7	(31)
	PLC
Put - Fossil Group Inc	N/A	727		$73		$5.00	03/19/2018	37	30	(7)
Put - Home Depot Inc/The	N/A	23		$2		$145.00	09/18/2017	4	1	(3)
Put - iShares MSCI	N/A	1,010		$101		$43.00	09/18/2017	59	10	(49)
Emerging Markets ETF
Put - iShares Russell 2000	N/A	904		$90		$130.00	01/02/2018	290	204	(86)
ETF
Put - iShares Russell 2000	N/A	2,925		$293		$130.00	10/02/2017	699	129	(570)
ETF
Put - S&P 500 Index	N/A	200		$20		$2,150.00	06/18/2018	1,421	879	(542)
Put - S&P 500 Index	N/A	210		$21		$2,275.00	12/18/2017	575	432	(143)
Put - S&P 500 Index	N/A	104		$10		$2,390.00	10/23/2017	277	160	(117)
Put - S&P 500 Index	N/A	224		$22		$2,025.00	09/18/2017	1,703	—	(1,703)
Put - S&P 500 Index	N/A	87		$9		$2,425.00	09/18/2017	126	41	(85)
Put - S&P 500 Index	N/A	221		$22		$2,175.00	03/19/2018	1,895	667	(1,228)
Put - S&P 500 Index	N/A	60		$6		$2,425.00	10/23/2017	192	126	(66)
Put - SPDR S&P Oil &	N/A	841		$84		$32.00	12/18/2017	200	103	(97)
Gas Exploration &
Production ETF
Put - SPDR S&P500 ETF	N/A	574		$57		$242.00	09/18/2017	115	30	(85)
Trust
Put - US 5 Year Note 1st	N/A	44		$44		$118.50	09/05/2017	5	5	—
W Future; December 2017
Put - US Long Bond	N/A	56		$56		$146.00	10/30/2017	11	5	(6)
Future; December 2017
Put - USD versus CNY	Barclays Bank	1		$5,256		$6.60	11/13/2017	16	33	17
	PLC
Put - USD versus CNY	Barclays Bank	1		$13,140		$6.53	12/29/2017	47	50	3
	PLC
Put - USD versus CNY	Barclays Bank	1		$3,942		$6.63	11/13/2017	15	34	19
	PLC
Put - USD versus CNY	Barclays Bank	1		$3,942		$6.63	11/13/2017	13	34	21
	PLC

See accompanying notes.

				Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Options (continued)

Purchased Options		Contracts/		Notional			Expiration	Upfront				Unrealized
Outstanding	Counterparty	Shares		Amount		Exercise Price	Date	Payments/(Receipts)		Fair Value		Appreciation/(Depreciation)
Put - USD versus CNY	Barclays Bank	1		$3,504		$6.60	11/13/2017	$11		$22		$11
	PLC
Put - USD versus JPY	Barclays Bank	1		$4,380		$109.00	10/13/2017	60		39		(21)
	PLC
Total								$11,612		$8,453		$(3,159)

Written Options		Contracts/		Notional			Expiration	Upfront				Unrealized
Outstanding	Counterparty	Shares		Amount		Exercise Price	Date	Payments/(Receipts)		Fair Value		Appreciation/(Depreciation)
Call - Apple Inc	N/A	20		$2		$165.00	09/18/2017	$(3	) $	(4	) $	(1)
Call - AUD versus USD	Barclays Bank	1	AUD	2,975	AUD	0.79	12/21/2017	(17)		(52)		(35)
	PLC
Call - AUD versus USD	Barclays Bank	1	AUD	4,784	AUD	0.80	12/21/2017	(29)		(58)		(29)
	PLC
Call - Bristol-Myers	N/A	628		$63		$60.00	01/22/2018	(82)		(230)		(148)
Squibb Co
Call - EUR versus NOK	Barclays Bank	1	EUR	2,392	EUR	9.66	09/19/2017	(19)		—		19
	PLC
Call - EUR versus SEK	Barclays Bank	1	EUR	2,890	EUR	9.99	10/02/2017	(19)		—		19
	PLC
Call - EUR versus SEK	Barclays Bank	1	EUR	2,533	EUR	9.70	01/31/2018	(31)		(20)		11
	PLC
Call - EUR versus SEK	Barclays Bank	1	EUR	2,890	EUR	9.92	11/10/2017	(26)		(3)		23
	PLC
Call - EUR versus USD	Barclays Bank	1	EUR	10,830	EUR	1.20	03/28/2018	(100)		(333)		(233)
	PLC
Call - EUR versus USD	Barclays Bank	1	EUR	11,160	EUR	1.18	12/21/2017	(94)		(343)		(249)
	PLC
Call - EUR versus USD	Barclays Bank	1	EUR	5,280	EUR	1.19	04/25/2018	(54)		(223)		(169)
	PLC
Call - Eurodollar, Mid-	N/A	1,440		$3,600		$98.00	03/19/2018	(457)		(792)		(335)
Curve 3 Yr Future; March
2021
Call - Home Depot	N/A	22		$2		$160.00	09/18/2017	(2)		—		2
Inc/The
Call - Honeywell	N/A	11		$1		$145.00	09/18/2017	—		—		—
International Inc
Call - JPMorgan Chase &	N/A	29		$3		$97.50	09/18/2017	(2)		—		2
Co
Call - Microsoft Corp	N/A	35		$4		$77.50	10/23/2017	(2)		(2)		—
Call - QUALCOMM Inc	N/A	700		$70		$60.00	01/22/2018	(68)		(48)		20
Call - USD versus JPY	Barclays Bank	1		$2,190		$112.00	10/31/2017	(14)		(13)		1
	PLC
Call - USD versus JPY	Barclays Bank	1		$2,190		$112.00	10/13/2017	(15)		(9)		6
	PLC
Call - USD versus ZAR	Barclays Bank	1		$4,052		$13.90	10/24/2017	(57)		(24)		33
	PLC
Call - EUR versus NOK	Barclays Bank	1	EUR	2,190	EUR	9.40	10/31/2017	(16)		(12)		4
	PLC
Call - EUR versus SEK	Barclays Bank	1	EUR	1,533	EUR	9.75	10/20/2017	(4)		(2)		2
	PLC
Call - EUR versus SEK	Barclays Bank	1	EUR	2,190	EUR	9.60	02/19/2018	(31)		(27)		4
	PLC
Call - EUR versus SEK	Barclays Bank	1	EUR	3,024	EUR	9.70	10/03/2017	(20)		(3)		17
	PLC
Call - EUR versus SEK	Barclays Bank	1	EUR	2,628	EUR	9.70	02/08/2018	(41)		(22)		19
	PLC
Call - EUR versus TRY	Barclays Bank	1	EUR	1,080	EUR	4.28	10/24/2017	(13)		(11)		2
	PLC
Call - EUR versus USD	Barclays Bank	1	EUR	2,190	EUR	1.18	09/13/2017	(21)		(32)		(11)
	PLC
Put - AUD versus USD	Barclays Bank	1	AUD	8,970	AUD	0.72	12/21/2017	(39)		(10)		29
	PLC
Put - EUR versus HUF	Barclays Bank	1	EUR	3,039	EUR	304.00	01/23/2018	(35)		(33)		2
	PLC
Put - Eurodollar, Mid-	N/A	10		$25		$97.88	10/16/2017	(3)		—		3
Curve 2 Yr Future;
December 2019
Put - Eurodollar, Mid-	N/A	298		$745		$98.00	12/18/2017	(107)		(95)		12
Curve 3 Yr Future;
December 2020

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Options (continued)

Written Options	Contracts/	Notional	Expiration	Upfront	Unrealized
Outstanding	Counterparty	Shares	Amount	Exercise Price	Date	Payments/(Receipts)	Fair Value	Appreciation/(Depreciation)
Put - Eurodollar, Mid-	N/A	780	$1,950	$98.00	03/19/2018	$(418	) $	(400	) $	18
Curve 3 Yr Future; March
2021
Put - iShares MSCI	N/A	1,010	$101	$40.00	09/18/2017	(11)	(2)	9
Emerging Markets ETF
Put - iShares Russell 2000	N/A	2,925	$293	$115.00	10/02/2017	(187)	(14)	173
ETF
Put - S&P 500 Index	N/A	221	$22	$1,950.00	03/19/2018	(972)	(295)	677
Put - S&P 500 Index	N/A	60	$6	$2,300.00	10/23/2017	(83)	(44)	39
Put - S&P 500 Index	N/A	200	$20	$1,925.00	06/18/2018	(719)	(437)	282
Put - S&P 500 Index	N/A	105	$11	$2,050.00	12/18/2017	(101)	(70)	31
Put - S&P 500 Index	N/A	224	$22	$1,800.00	09/18/2017	(788)	—	788
Put - SPDR S&P Oil &	N/A	841	$84	$36.00	12/18/2017	(76)	(27)	49
Gas Exploration &
Production ETF
Put - US Long Bond	N/A	28	$28	$152.00	10/30/2017	(14)	(14)	—
Future; December 2017
Put - USD versus BRL	Barclays Bank	1	$831	$3.12	11/17/2017	(8)	(9)	(1)
PLC
Put - USD versus BRL	Barclays Bank	1	$1,215	$3.12	11/17/2017	(8)	(13)	(5)
PLC
Put - USD versus BRL	Barclays Bank	1	$3,324	$3.12	11/17/2017	(20)	(35)	(15)
PLC
Put - USD versus BRL	Barclays Bank	1	$896	$3.12	11/17/2017	(12)	(9)	3
PLC
Put - USD versus COP	Barclays Bank	1	$1,314	$2,925.00	11/13/2017	(15)	(18)	(3)
PLC
Put - USD versus COP	Barclays Bank	1	$1,577	$2,925.00	11/10/2017	(15)	(21)	(6)
PLC
Put - USD versus SEK	Barclays Bank	1	$2,790	$8.30	10/02/2017	(28)	(130)	(102)
PLC
Put - USD versus ZAR	Barclays Bank	1	$2,026	$12.80	10/24/2017	(18)	(21)	(3)
PLC
Total	$(4,914	) $	(3,960	) $	954

Amounts in thousands except contracts/shares

Interest Rate Swaptions

Pay/
Receive
Purchased Swaptions	Floating Rate	Floating	Notional	Exercise	Expiration	Upfront	Fair	Unrealized
Outstanding	Counterparty	Index	Rate	Amount	Rate	Date	Payments/(Receipts)	Value	Appreciation/(Depreciation)
Call - 2 Year Interest	Bank of America NA	MXN TIIE	Pay MXN 134,932	6.50% 11/28/2017 $	23	$10	$(13)
Rate Swap	Banxico
Call - 5 Year Interest	Bank of America NA	MXN TIIE	Pay	312,750	6.40% 01/12/2023	46	92	46
Rate Swap	Banxico
Total	$69	$102	$33

Amounts in thousands

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
3 Month Euro Swiss; December 2017	Short	5	$1,313	$	—
3 Month Euro Swiss; June 2018	Short	4	1,050	—
3 Month Euro Swiss; March 2018	Short	4	1,050	—
90 Day Eurodollar; December 2017	Short	39	9,612	(3)
90 Day Eurodollar; December 2018	Short	20	4,919	(14)
90 Day Eurodollar; December 2018	Long	3,074	756,050	886
90 Day Eurodollar; December 2019	Short	10	2,455	(6)
90 Day Eurodollar; June 2018	Short	27	6,648	(10)
90 Day Eurodollar; June 2019	Short	17	4,178	(9)
90 Day Eurodollar; March 2018	Short	34	8,376	(7)
90 Day Eurodollar; March 2019	Short	18	4,426	(21)
90 Day Eurodollar; March 2019	Short	565	138,912	(560)
90 Day Eurodollar; September 2018	Short	3	738	—

See accompanying notes.

	Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Futures Contracts (continued)

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
90 Day Eurodollar; September 2018	Short	21	$5,169	$(11)
90 Day Short Sterling; December 2017	Short	40	6,442	(8)
90 Day Short Sterling; December 2018	Short	18	2,894	(6)
90 Day Short Sterling; December 2018	Long	2,304	370,437	(29)
90 Day Short Sterling; December 2020	Short	170	27,236	(31)
90 Day Short Sterling; June 2018	Short	44	7,080	(9)
90 Day Short Sterling; June 2019	Short	19	3,052	(6)
90 Day Short Sterling; March 2018	Short	39	6,278	(9)
90 Day Short Sterling; March 2019	Short	17	2,732	(5)
90 Day Short Sterling; September 2018	Long	14	2,252	—
90 Day Short Sterling; September 2018	Short	18	2,895	(6)
AEX Index; September 2017	Short	4	491	5
ASX 90 Day Bank Bill; June 2019	Short	34	26,881	3
ASX 90 Day Bank Bill; September 2018	Long	95	75,148	—
Australia 10 Year Bond; September 2017	Long	10	1,023	(6)
Australia 10 Year Bond; September 2017	Short	216	22,090	339
Australia 10 Year Bond; September 2017	Long	346	35,386	(205)
Australia 3 Year Bond; September 2017	Short	159	14,093	22
Australia 3 Year Bond; September 2017	Long	10	886	(2)
CAC40 Index; September 2017	Short	33	1,997	32
CAC40 Index; September 2017	Long	90	5,448	(93)
Canada 10 Year Bond; December 2017	Long	6	664	(1)
Canadian Bank Acceptance; December 2017	Long	7	1,381	(5)
Canadian Bank Acceptance; December 2018	Long	306	60,195	(164)
Canadian Bank Acceptance; June 2018	Long	10	1,969	(5)
Canadian Bank Acceptance; June 2019	Long	67	13,167	1
Canadian Bank Acceptance; March 2018	Long	6	1,182	(4)
Canadian Bank Acceptance; September 2018	Long	52	10,234	(17)
DAX Index; September 2017	Long	44	15,800	(335)
DJ Euro Stoxx 50; September 2017	Long	233	9,497	(321)
DJ Euro Stoxx 50; September 2017	Short	216	8,804	329
DJ Euro Stoxx 50; September 2017	Long	516	21,033	(234)
E-Mini DJIA Index; September 2017	Long	17	1,866	50
E-Mini DJIA Index; September 2017	Long	373	40,937	742
eMini MSCI EAFE; September 2017	Long	2	193	—
eMini MSCI Emerging Markets; September 2017	Long	23	1,249	78
Euribor; December 2017	Short	25	7,464	(2)
Euribor; December 2018	Short	482	143,757	(156)
Euribor; December 2018	Short	6	1,790	(2)
Euribor; December 2020	Short	18	5,344	(1)
Euribor; June 2018	Short	23	6,865	(6)
Euribor; June 2019	Short	9	2,682	(5)
Euribor; March 2018	Short	32	9,554	(5)
Euribor; March 2019	Short	10	2,981	(4)
Euribor; September 2018	Long	163	48,637	11
Euribor; September 2018	Short	4	1,194	(1)
Euro Bund 10 Year Bund; December 2017	Long	288	55,614	(29)
Euro Bund 10 Year Bund; September 2017	Short	90	17,687	(120)
Euro Bund 10 Year Bund; September 2017	Short	44	8,647	(158)
Euro Bund 10 Year Bund; September 2017	Short	23	4,520	(23)
FTSE China A50 Index; September 2017	Long	23	278	(5)
FTSE KLCI Index; September 2017	Short	25	515	3
FTSE/JSE Top 40; September 2017	Short	15	575	(46)
FTSE/MIB Index; September 2017	Long	38	4,900	(29)
FTSE100 Index; September 2017	Long	279	26,814	175
FTSE100 Index; September 2017	Short	36	3,460	6
FTSE100 Index; September 2017	Short	1	96	(1)
Hang Seng Index; September 2017	Long	2	357	2
Hang Seng Index; September 2017	Long	35	6,247	74
HSCEI China Index; September 2017	Long	8	576	(1)
IBEX 35 Index; September 2017	Long	21	2,576	(55)

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Futures Contracts (continued)

Description and Expiration Date		Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Japan Topix Index; September 2017		Long	74	$10,911	$		99
Japan Topix Index; September 2017		Short	130	19,169			(213)
Japan Topix Index; September 2017		Long	226	33,324			167
KOSPI 200 Index; September 2017		Long	2	137			—
Mex Bolsa Index; September 2017		Short	5	143			(5)
MSCI Singapore Index; September 2017		Long	36	970			3
MSCI Taiwan Index; September 2017		Long	15	594			2
Nasdaq 100 E-Mini; September 2017		Long	85	10,184			210
Nasdaq 100 E-Mini; September 2017		Long	10	1,198			34
Nikkei 225 OSE; September 2017		Long	94	16,836			(232)
Nikkei 225 OSE; September 2017		Long	6	1,075			(23)
Russell 2000 Mini; September 2017		Short	481	33,776			403
Russell 2000 Mini; September 2017		Long	25	1,755			22
Russell 2000 Mini; September 2017		Long	281	19,732			(192)
S&P 500 Emini; September 2017		Short	250	30,876			(340)
S&P 500 Emini; September 2017		Long	258	31,864			123
S&P 500 Emini; September 2017		Short	647	79,908			(1,417)
S&P 500 Emini; September 2017		Short	46	5,681			(47)
S&P Mid 400 Emini; September 2017		Short	91	15,747			245
S&P Mid 400 Emini; September 2017		Long	2	346			(6)
S&P/TSX 60 Index; September 2017		Long	3	428			(5)
SET50 Index; September 2017		Short	121	754			(28)
SGX CNX Nifty Index; September 2017		Long	34	676			(1)
SPI 200 Index; September 2017		Short	22	2,487			11
UK 10 Year Gilt; December 2017		Short	1	165			—
UK 10 Year Gilt; December 2017		Long	233	38,354			67
UK 10 Year Gilt; December 2017		Short	50	8,231			25
US 10 Year Note; December 2017		Long	69	8,762			24
US 10 Year Note; December 2017		Long	168	21,333			5
US 10 Year Note; December 2017		Short	180	22,857			(72)
US 10 Year Note; December 2017		Short	104	13,206			—
US 10 Year Note; September 2017		Short	23	2,927			(3)
US 5 Year Note; December 2017		Short	31	3,674			(2)
US Long Bond; December 2017		Long	486	75,862			404
US Ultra Bond; December 2017		Short	47	7,946			—
Total					$		(775)

Amounts in thousands except contracts

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Accept	In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/22/2017	AUD	155,952,000	$118,891	$123,935	$5,052	$(8)
Bank of America NA	09/22/2017	CAD	170,828,000	132,846	136,834	4,035	(47)
Bank of America NA	09/22/2017	CHF	55,761,000	58,161	58,224	130	(67)
Bank of America NA	09/22/2017	EUR	106,790,000	121,492	127,234	5,742	—
Bank of America NA	09/22/2017	GBP	88,089,000	114,592	113,965	89	(716)
Bank of America NA	09/22/2017	JPY	24,643,772,000	225,594	224,366	133	(1,361)
Bank of America NA	09/22/2017	MXN	461,236,000	25,086	25,730	650	(6)
Bank of America NA	09/22/2017	NZD	50,467,000	36,464	36,218	—	(246)
Bank of New York Mellon	09/20/2017	EUR	420,000	480	500	20	—
Bank of New York Mellon	12/05/2017	EUR	8,682,490	9,486	10,385	899	—
Bank of New York Mellon	01/25/2018	EUR	1,033,785	1,190	1,240	50	—
Bank of New York Mellon	01/26/2018	EUR	512,770	590	615	25	—
Barclays Bank PLC	09/01/2017	EUR	17,916,515	21,233	21,328	105	(10)
Barclays Bank PLC	09/01/2017	GBP	438,000	564	566	2	—
Barclays Bank PLC	09/01/2017	HUF	3,695,598,306	14,346	14,389	67	(24)
Barclays Bank PLC	09/01/2017	JPY	121,566,102	1,107	1,106	2	(3)
Barclays Bank PLC	09/01/2017	NOK	38,642,493	4,981	4,981	1	(1)
Barclays Bank PLC	09/01/2017	NZD	1,452,907	1,050	1,043	—	(7)
Barclays Bank PLC	09/01/2017	SEK	27,222,736	3,422	3,426	4	—
Barclays Bank PLC	09/05/2017	BRL	9,229,252	2,891	2,933	45	(3)
Barclays Bank PLC	09/05/2017	CNY	9,088,379	1,305	1,378	73	—
Barclays Bank PLC	09/05/2017	EUR	4,634,640	5,509	5,517	8	—
Barclays Bank PLC	09/05/2017	HUF	201,304,800	784	784	—	—

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Accept	In Exchange For	Fair Value	Asset	Liability
Barclays Bank PLC	09/05/2017	JPY	527,643,202	$4,764	$4,799	$39	$(4)
Barclays Bank PLC	09/05/2017	NOK	4,369,105	563	563	—	—
Barclays Bank PLC	09/05/2017	PHP	290,384,056	5,749	5,675	—	(74)
Barclays Bank PLC	09/05/2017	ZAR	19,199,047	1,410	1,475	65	—
Barclays Bank PLC	09/08/2017	CAD	5,139,145	4,075	4,116	41	—
Barclays Bank PLC	09/08/2017	EUR	12,381,865	14,494	14,742	248	—
Barclays Bank PLC	09/08/2017	HUF	859,830,021	3,349	3,349	—	—
Barclays Bank PLC	09/08/2017	SEK	16,716,798	2,104	2,104	—	—
Barclays Bank PLC	09/11/2017	AUD	1,254,000	989	997	8	—
Barclays Bank PLC	09/11/2017	JPY	194,663,227	1,768	1,772	5	(1)
Barclays Bank PLC	09/11/2017	KRW	574,207,200	504	510	6	—
Barclays Bank PLC	09/11/2017	NOK	28,623,620	3,620	3,690	70	—
Barclays Bank PLC	09/11/2017	NZD	3,884,000	2,818	2,788	—	(30)
Barclays Bank PLC	09/14/2017	BRL	5,457,055	1,668	1,731	63	—
Barclays Bank PLC	09/15/2017	EUR	3,798,675	4,524	4,524	—	—
Barclays Bank PLC	09/15/2017	HUF	201,191,336	784	784	—	—
Barclays Bank PLC	09/15/2017	NZD	1,454,262	1,044	1,044	—	—
Barclays Bank PLC	09/25/2017	EUR	952,625	1,086	1,135	49	—
Barclays Bank PLC	09/25/2017	GBP	1,127,869	1,474	1,460	4	(18)
Barclays Bank PLC	09/29/2017	KRW	1,203,840,000	1,057	1,071	14	—
Barclays Bank PLC	10/13/2017	EUR	133,920	154	160	6	—
Barclays Bank PLC	10/17/2017	CNY	1,145,646	167	173	6	—
Barclays Bank PLC	10/17/2017	JPY	12,700,761	112	116	4	—
Barclays Bank PLC	10/17/2017	MXN	19,858,885	1,116	1,103	—	(13)
Barclays Bank PLC	10/25/2017	CNY	2,740,773	405	415	10	—
Barclays Bank PLC	10/25/2017	MXN	32,921,588	1,824	1,827	11	(8)
Barclays Bank PLC	11/03/2017	EUR	1,454,910	1,653	1,737	84	—
Barclays Bank PLC	11/09/2017	JPY	48,103,175	438	439	1	—
Barclays Bank PLC	11/20/2017	BRL	10,747,430	3,379	3,378	4	(5)
Barclays Bank PLC	11/20/2017	JPY	62,301,677	567	569	2	—
Barclays Bank PLC	12/04/2017	EUR	6,695,573	7,838	8,007	169	—
Barclays Bank PLC	12/04/2017	PHP	396,535,004	7,785	7,675	—	(110)
Barclays Bank PLC	01/22/2018	BRL	3,915,826	1,219	1,221	2	—
Barclays Bank PLC	01/24/2018	EUR	1,079,534	1,273	1,295	22	—
Barclays Bank PLC	01/25/2018	CNY	3,007,231	440	452	12	—
Barclays Bank PLC	07/03/2018	PHP	304,845,530	5,830	5,820	9	(19)
Barclays Bank PLC	07/03/2018	ZAR	5,520,769	405	406	1	—
Citigroup Inc	09/20/2017	AUD	43,387,000	33,199	34,481	1,288	(6)
Citigroup Inc	09/20/2017	BRL	13,319,691	4,185	4,222	38	(1)
Citigroup Inc	09/20/2017	CAD	40,851,539	31,450	32,721	1,271	—
Citigroup Inc	09/20/2017	CHF	7,904,603	8,234	8,252	35	(17)
Citigroup Inc	09/20/2017	CLP	2,580,319,000	4,030	4,126	96	—
Citigroup Inc	09/20/2017	CNY	7,993,883	1,184	1,211	27	—
Citigroup Inc	09/20/2017	COP	1,237,912,000	418	418	1	(1)
Citigroup Inc	09/20/2017	CZK	89,100,000	3,831	4,071	240	—
Citigroup Inc	09/20/2017	EUR	26,518,957	30,286	31,593	1,307	—
Citigroup Inc	09/20/2017	GBP	16,475,998	21,260	21,314	80	(26)
Citigroup Inc	09/20/2017	HKD	8,275,000	1,064	1,058	—	(6)
Citigroup Inc	09/20/2017	HUF	691,898,002	2,548	2,697	149	—
Citigroup Inc	09/20/2017	IDR	7,116,382,000	529	533	4	—
Citigroup Inc	09/20/2017	ILS	2,763,726	775	771	1	(5)
Citigroup Inc	09/20/2017	INR	308,536,000	4,742	4,819	77	—
Citigroup Inc	09/20/2017	JPY	2,580,602,847	23,442	23,493	88	(37)
Citigroup Inc	09/20/2017	KRW	6,451,719,957	5,729	5,731	15	(13)
Citigroup Inc	09/20/2017	MXN	225,274,000	12,041	12,571	531	(1)
Citigroup Inc	09/20/2017	NOK	53,139,000	6,532	6,853	321	—
Citigroup Inc	09/20/2017	NZD	27,527,997	19,585	19,756	225	(54)
Citigroup Inc	09/20/2017	PHP	28,995,217	573	566	—	(7)
Citigroup Inc	09/20/2017	PLN	16,351,001	4,386	4,585	199	—
Citigroup Inc	09/20/2017	SEK	155,027,002	18,863	19,531	668	—
Citigroup Inc	09/20/2017	SGD	3,227,767	2,364	2,381	17	—
Citigroup Inc	09/20/2017	TRY	23,604,000	6,487	6,807	320	—
Citigroup Inc	09/20/2017	TWD	72,515,000	2,414	2,408	2	(8)
Citigroup Inc	09/20/2017	ZAR	53,484,998	4,051	4,103	56	(4)
Citigroup Inc	12/20/2017	AUD	19,005,286	15,049	15,084	48	(13)
Citigroup Inc	12/20/2017	CAD	14,325,026	11,430	11,483	56	(3)
Citigroup Inc	12/20/2017	CHF	152,000	162	160	—	(2)
Citigroup Inc	12/20/2017	CLP	629,627,000	990	1,004	14	—
Citigroup Inc	12/20/2017	COP	401,621,000	134	134	—	—
Citigroup Inc	12/20/2017	CZK	46,739,478	2,139	2,152	18	(5)
Citigroup Inc	12/20/2017	EUR	2,864,993	3,430	3,430	8	(8)
Citigroup Inc	12/20/2017	GBP	270,000	350	350	—	—
Citigroup Inc	12/20/2017	HKD	413,620	53	53	—	—
See accompanying notes.			133

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Accept	In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	12/20/2017	HUF	104,077,239	$407	$408	$3	$(2)
Citigroup Inc	12/20/2017	IDR	6,235,108,000	463	463	—	—
Citigroup Inc	12/20/2017	INR	154,361,442	2,388	2,391	3	—
Citigroup Inc	12/20/2017	JPY	47,000,000	433	430	—	(3)
Citigroup Inc	12/20/2017	MXN	77,088,571	4,257	4,241	2	(18)
Citigroup Inc	12/20/2017	NOK	10,937,647	1,403	1,414	13	(2)
Citigroup Inc	12/20/2017	NZD	7,035,311	5,077	5,040	—	(37)
Citigroup Inc	12/20/2017	PLN	3,639,430	1,010	1,021	11	—
Citigroup Inc	12/20/2017	SEK	7,990,000	1,007	1,012	7	(2)
Citigroup Inc	12/20/2017	TRY	4,044,056	1,130	1,137	9	(2)
Citigroup Inc	12/20/2017	TWD	23,918,000	796	799	3	—
Citigroup Inc	12/20/2017	ZAR	6,658,181	501	504	3	—
HSBC Securities Inc	09/20/2017	BRL	32,700,000	10,369	10,365	—	(4)
HSBC Securities Inc	09/20/2017	PLN	32,700,000	8,971	9,170	199	—
HSBC Securities Inc	09/20/2017	RUB	720,000,000	12,042	12,379	337	—
HSBC Securities Inc	09/20/2017	TRY	24,000,000	6,901	6,921	20	—
HSBC Securities Inc	11/22/2017	CNY	70,000,000	9,829	10,574	745	—
Merrill Lynch	09/14/2017	HUF	1,229,565,000	4,735	4,791	56	—
Merrill Lynch	09/19/2017	CNY	42,100,000	5,971	6,381	410	—
Merrill Lynch	05/21/2018	PHP	420,815,000	8,260	8,055	—	(205)
Morgan Stanley & Co	09/01/2017	BRL	9,320,000	2,939	2,961	22	—
Morgan Stanley & Co	09/05/2017	MXN	56,350,000	3,154	3,152	—	(2)
Morgan Stanley & Co	09/05/2017	PLN	37,785,000	10,529	10,592	63	—
Morgan Stanley & Co	09/05/2017	TRY	10,070,000	2,833	2,916	83	—
Morgan Stanley & Co	09/05/2017	ZAR	37,695,000	2,895	2,898	3	—
Morgan Stanley & Co	09/21/2017	SEK	38,250,000	4,721	4,819	98	—
Morgan Stanley & Co	09/29/2017	NOK	36,645,000	4,739	4,728	—	(11)
Morgan Stanley & Co	10/05/2017	MXN	56,350,000	3,152	3,137	—	(15)
Morgan Stanley & Co	10/05/2017	TRY	10,070,000	2,888	2,892	4	—
Morgan Stanley & Co	11/24/2017	RUB	165,600,000	2,811	2,814	3	—
Morgan Stanley & Co	11/24/2017	TRY	10,200,000	2,841	2,887	46	—
Total						$27,430	$(3,301)
						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Deliver	In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/22/2017	AUD	91,010,000	$69,192	$72,326	$—	$(3,134)
Bank of America NA	09/22/2017	CAD	95,132,000	71,186	76,201	—	(5,015)
Bank of America NA	09/22/2017	CHF	20,553,000	21,345	21,461	11	(127)
Bank of America NA	09/22/2017	EUR	68,599,000	80,491	81,732	46	(1,287)
Bank of America NA	09/22/2017	GBP	89,968,000	116,155	116,396	319	(560)
Bank of America NA	09/22/2017	JPY	21,853,864,000	196,944	198,966	221	(2,243)
Bank of America NA	09/22/2017	MXN	200,640,000	11,205	11,193	78	(66)
Bank of America NA	09/22/2017	NZD	18,037,000	13,212	12,944	268	—
Bank of New York Mellon	09/01/2017	ZAR	1,136,610	87	87	—	—
Bank of New York Mellon	09/20/2017	CHF	1,860,000	1,930	1,942	—	(12)
Bank of New York Mellon	09/20/2017	EUR	6,000,000	6,800	7,148	—	(348)
Bank of New York Mellon	09/20/2017	GBP	300,000	385	388	—	(3)
Bank of New York Mellon	09/25/2017	GBP	930,815	1,225	1,204	21	—
Bank of New York Mellon	09/28/2017	EUR	5,085,159	6,086	6,060	26	—
Bank of New York Mellon	09/29/2017	EUR	6,816,469	8,233	8,124	109	—
Bank of New York Mellon	10/04/2017	ZAR	44,760,380	3,284	3,427	—	(143)
Bank of New York Mellon	10/13/2017	EUR	795,320	915	949	—	(34)
Bank of New York Mellon	11/03/2017	EUR	4,555,610	5,052	5,440	—	(388)
Bank of New York Mellon	11/10/2017	EUR	5,751,620	6,793	6,870	—	(77)
Bank of New York Mellon	12/05/2017	EUR	14,238,765	15,450	17,030	—	(1,580)
Bank of New York Mellon	12/08/2017	EUR	5,273,110	5,703	6,308	—	(605)
Bank of New York Mellon	01/19/2018	EUR	5,265,170	5,778	6,314	—	(536)
Bank of New York Mellon	01/25/2018	EUR	1,033,785	1,133	1,240	—	(107)
Bank of New York Mellon	01/26/2018	EUR	512,770	559	615	—	(56)
Bank of New York Mellon	02/02/2018	EUR	718,915	862	863	—	(1)
Bank of New York Mellon	03/14/2018	EUR	5,791,440	6,289	6,967	—	(678)
Bank of New York Mellon	07/20/2018	ZAR	11,945,870	867	876	—	(9)
Bank of New York Mellon	08/14/2018	EUR	1,596,060	1,920	1,937	—	(17)
Barclays Bank PLC	09/01/2017	EUR	17,930,323	21,369	21,345	43	(19)
Barclays Bank PLC	09/01/2017	GBP	438,000	564	566	—	(2)
Barclays Bank PLC	09/01/2017	HUF	3,695,598,307	14,270	14,389	6	(125)
Barclays Bank PLC	09/01/2017	JPY	120,292,837	1,095	1,094	3	(2)
Barclays Bank PLC	09/01/2017	NOK	38,642,493	4,926	4,981	—	(55)
Barclays Bank PLC	09/01/2017	NZD	1,452,907	1,043	1,043	—	—
Barclays Bank PLC	09/01/2017	SEK	27,222,736	3,400	3,426	—	(26)
Barclays Bank PLC	09/05/2017	BRL	9,229,252	2,919	2,932	5	(18)
Barclays Bank PLC	09/05/2017	CNY	9,088,379	1,348	1,377	—	(29)

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Deliver	In Exchange For	Fair Value	Asset	Liability
Barclays Bank PLC	09/05/2017	EUR	7,379,000	$8,758	$8,784	$4	$(30)
Barclays Bank PLC	09/05/2017	HUF	468,790,524	1,825	1,825	1	(1)
Barclays Bank PLC	09/05/2017	JPY	430,768,990	3,936	3,918	20	(2)
Barclays Bank PLC	09/05/2017	NOK	16,577,658	2,128	2,137	—	(9)
Barclays Bank PLC	09/05/2017	PHP	290,384,056	5,709	5,674	38	(3)
Barclays Bank PLC	09/05/2017	ZAR	19,351,063	1,465	1,487	—	(22)
Barclays Bank PLC	09/08/2017	CAD	9,947,773	7,910	7,966	—	(56)
Barclays Bank PLC	09/08/2017	EUR	4,567,200	5,453	5,438	15	—
Barclays Bank PLC	09/08/2017	JPY	65,471,361	595	596	—	(1)
Barclays Bank PLC	09/08/2017	NOK	11,290,891	1,416	1,456	—	(40)
Barclays Bank PLC	09/11/2017	AUD	2,229,000	1,760	1,772	—	(12)
Barclays Bank PLC	09/11/2017	CAD	617,406	486	494	—	(8)
Barclays Bank PLC	09/11/2017	JPY	125,030,332	1,140	1,138	2	—
Barclays Bank PLC	09/11/2017	KRW	573,521,760	504	509	—	(5)
Barclays Bank PLC	09/11/2017	NOK	11,399,990	1,434	1,470	—	(36)
Barclays Bank PLC	09/11/2017	NZD	3,806,000	2,748	2,733	15	—
Barclays Bank PLC	09/11/2017	SEK	22,725,598	2,804	2,861	—	(57)
Barclays Bank PLC	09/15/2017	EUR	1,533,000	1,828	1,826	2	—
Barclays Bank PLC	09/15/2017	HUF	826,790,314	3,212	3,222	—	(10)
Barclays Bank PLC	09/15/2017	SEK	10,441,583	1,313	1,315	—	(2)
Barclays Bank PLC	09/20/2017	EUR	15,581,000	17,479	18,562	—	(1,083)
Barclays Bank PLC	09/25/2017	EUR	952,625	1,091	1,135	—	(44)
Barclays Bank PLC	09/25/2017	GBP	775,615	1,202	1,004	198	—
Barclays Bank PLC	09/29/2017	KRW	1,202,256,000	1,056	1,069	—	(13)
Barclays Bank PLC	10/06/2017	HUF	1,732,227,077	6,696	6,761	—	(65)
Barclays Bank PLC	10/13/2017	EUR	133,920	155	160	—	(5)
Barclays Bank PLC	10/17/2017	CNY	1,139,226	167	172	—	(5)
Barclays Bank PLC	10/17/2017	JPY	12,506,543	112	114	—	(2)
Barclays Bank PLC	10/17/2017	MXN	20,412,522	1,116	1,134	—	(18)
Barclays Bank PLC	10/25/2017	MXN	32,828,673	1,824	1,822	8	(6)
Barclays Bank PLC	11/03/2017	EUR	1,454,910	1,653	1,737	—	(84)
Barclays Bank PLC	11/14/2017	CNY	23,231,739	3,504	3,511	—	(7)
Barclays Bank PLC	12/04/2017	EUR	6,695,573	7,785	8,008	—	(223)
Barclays Bank PLC	12/04/2017	PHP	401,061,741	7,838	7,762	85	(9)
Barclays Bank PLC	01/24/2018	TRY	17,383,740	4,686	4,840	—	(154)
Barclays Bank PLC	07/03/2018	PHP	404,199,418	7,807	7,719	91	(3)
Citigroup Inc	09/20/2017	AUD	24,798,286	19,344	19,708	13	(377)
Citigroup Inc	09/20/2017	BRL	19,815,999	5,929	6,281	—	(352)
Citigroup Inc	09/20/2017	CAD	28,816,254	22,171	23,081	2	(912)
Citigroup Inc	09/20/2017	CHF	24,617,000	25,544	25,700	—	(156)
Citigroup Inc	09/20/2017	CLP	2,580,319,000	3,840	4,126	—	(286)
Citigroup Inc	09/20/2017	CNY	8,979,000	1,308	1,361	—	(53)
Citigroup Inc	09/20/2017	COP	1,237,912,000	408	419	—	(11)
Citigroup Inc	09/20/2017	CZK	46,739,478	2,124	2,135	4	(15)
Citigroup Inc	09/20/2017	EUR	25,132,805	28,904	29,942	6	(1,044)
Citigroup Inc	09/20/2017	GBP	16,475,998	21,354	21,314	84	(44)
Citigroup Inc	09/20/2017	HKD	7,764,620	995	992	3	—
Citigroup Inc	09/20/2017	HUF	554,361,241	2,055	2,161	1	(107)
Citigroup Inc	09/20/2017	IDR	7,116,382,000	532	533	—	(1)
Citigroup Inc	09/20/2017	ILS	9,573,000	2,677	2,673	15	(11)
Citigroup Inc	09/20/2017	INR	264,166,442	4,092	4,126	—	(34)
Citigroup Inc	09/20/2017	JPY	2,661,944,000	23,833	24,232	—	(399)
Citigroup Inc	09/20/2017	KRW	11,570,597,000	10,251	10,278	29	(56)
Citigroup Inc	09/20/2017	MXN	96,958,571	5,409	5,410	18	(19)
Citigroup Inc	09/20/2017	NOK	48,803,645	5,882	6,294	1	(413)
Citigroup Inc	09/20/2017	NZD	22,259,311	16,199	15,975	224	—
Citigroup Inc	09/20/2017	PHP	39,577,000	777	772	6	(1)
Citigroup Inc	09/20/2017	PLN	4,810,430	1,330	1,349	—	(19)
Citigroup Inc	09/20/2017	SEK	155,027,002	17,921	19,531	—	(1,610)
Citigroup Inc	09/20/2017	SGD	8,780,000	6,351	6,477	—	(126)
Citigroup Inc	09/20/2017	TRY	16,275,056	4,521	4,693	—	(172)
Citigroup Inc	09/20/2017	TWD	72,515,000	2,405	2,408	4	(7)
Citigroup Inc	09/20/2017	ZAR	50,813,181	3,820	3,898	—	(78)
Citigroup Inc	12/20/2017	BRL	8,241,691	2,575	2,581	—	(6)
Citigroup Inc	12/20/2017	CHF	6,479,603	6,792	6,807	17	(32)
Citigroup Inc	12/20/2017	CLP	1,425,723,000	2,261	2,274	—	(13)
Citigroup Inc	12/20/2017	CNY	1,512,883	227	228	—	(1)
Citigroup Inc	12/20/2017	EUR	796,000	956	953	6	(3)
Citigroup Inc	12/20/2017	GBP	12,025,998	15,563	15,602	—	(39)
Citigroup Inc	12/20/2017	IDR	502,740,000	37	37	—	—
Citigroup Inc	12/20/2017	ILS	3,648,726	1,020	1,023	1	(4)
Citigroup Inc	12/20/2017	JPY	412,800,844	3,776	3,775	9	(8)
Citigroup Inc	12/20/2017	KRW	3,561,101,957	3,167	3,172	2	(7)
See accompanying notes.			135

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Foreign Currency Contracts (continued)

								Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Date		Contracts to Deliver		In Exchange For		Fair Value	Asset	Liability
Citigroup Inc		12/20/2017	MXN		2,013,000		$112	$111	$1		$—
Citigroup Inc		12/20/2017	NZD		5,920,000		4,272	4,241	31		—
Citigroup Inc		12/20/2017	PHP		17,606,217		341	341	—		—
Citigroup Inc		12/20/2017	PLN		2,000		1	1	—		—
Citigroup Inc		12/20/2017	SEK		68,616,002		8,555	8,692	—		(137)
Citigroup Inc		12/20/2017	SGD		2,388,767		1,758	1,764	—		(6)
Citigroup Inc		12/20/2017	TRY		502,000		140	141	—		(1)
Citigroup Inc		12/20/2017	TWD		7,000,000		233	233	—		—
Citigroup Inc		12/20/2017	ZAR		1,592,000		119	120	—		(1)
Credit Suisse		09/29/2017	COP	3,330,000,000			1,136	1,125	11		—
Deutsche Bank AG		09/18/2017	GBP		1,046,000		1,347	1,353	—		(6)
Deutsche Bank AG		09/21/2017	EUR		412,000		485	491	—		(6)
Deutsche Bank AG		09/25/2017	EUR		1,075,000		1,271	1,281	—		(10)
Goldman Sachs & Co		09/20/2017	GBP		1,507,000		1,934	1,950	—		(16)
HSBC Securities Inc		09/20/2017	MXN		191,900,000		10,753	10,709	44		—
HSBC Securities Inc		09/20/2017	PLN		32,700,000		8,985	9,170	—		(185)
HSBC Securities Inc		11/22/2017	CNY		70,000,000		9,860	10,574	—		(714)
Merrill Lynch		09/08/2017	GBP		625,000		808	808	—		—
Merrill Lynch		09/11/2017	EUR		655,000		769	780	—		(11)
Merrill Lynch		09/14/2017	EUR		3,975,000		4,677	4,734	—		(57)
Merrill Lynch		09/18/2017	BRL		3,500,000		1,098	1,110	—		(12)
Merrill Lynch		09/19/2017	CNY		42,100,000		6,133	6,381	—		(248)
Merrill Lynch		09/21/2017	MXN		10,000,000		559	558	1		—
Merrill Lynch		09/29/2017	EUR		8,010,000		9,640	9,547	93		—
Morgan Stanley & Co		09/01/2017	BRL		9,320,000		2,943	2,961	—		(18)
Morgan Stanley & Co		09/05/2017	MXN		56,350,000		3,168	3,152	16		—
Morgan Stanley & Co		09/05/2017	PLN		37,785,000		10,499	10,592	—		(93)
Morgan Stanley & Co		09/05/2017	TRY		10,070,000		2,913	2,916	—		(3)
Morgan Stanley & Co		09/05/2017	ZAR		37,695,000		2,826	2,898	—		(72)
Morgan Stanley & Co		09/14/2017	GBP		200,000		260	259	1		—
Morgan Stanley & Co		09/22/2017	ZAR		76,400,000		5,781	5,859	—		(78)
Morgan Stanley & Co		10/03/2017	BRL		9,320,000		2,925	2,948	—		(23)
Morgan Stanley & Co		10/05/2017	PLN		37,785,000		10,530	10,600	—		(70)
Morgan Stanley & Co		10/05/2017	ZAR		37,695,000		2,880	2,885	—		(5)
Morgan Stanley & Co		11/24/2017	RUB		165,600,000		2,758	2,814	—		(56)
Morgan Stanley & Co		11/24/2017	TRY		10,200,000		2,882	2,887	—		(5)
State Street Financial		09/20/2017	JPY	4,609,692,288			42,192	41,964	228		—
UBS AG		09/13/2017	EUR		625,000		702	744	—		(42)
Total									$2,506		$(27,608)
Amounts in thousands except contracts

Credit Default Swaps

Buy Protection
		Implied
		Credit
		Spread as of	(Pay)/						Unrealized
		August 31,	Receive	Payment		Notional		Upfront	Appreciation/	Fair Value
Counterparty	Reference Entity	2017 (a)	Fixed Rate	Frequency	Maturity Date		Amount	Payments/(Receipts)	(Depreciation)	Asset	Liability
Bank of America	Turkey Government	1.60%	(1.00)% Quarterly		06/20/2022		$1,525	$93	$(52)	$41	$ —
NA	International Bond,
	11.88%, 01/15/2030
Barclays Bank	PLC CDX.EM.27	N/A	(1.00)% Quarterly		06/20/2022		1,400	58	(8)	50	—
Barclays Bank	PLC Enel SpA, 4.75%,	1.42%	(1.00)% Quarterly		06/20/2022	EUR	1,150	7	(26)	—	(19)
	06/12/2018
Barclays Bank	PLC Turkey Government	1.60%	(1.00)% Quarterly		06/20/2022		$18,050	877	(387)	490	—
	International Bond,
	11.88%, 01/15/2030
Citigroup Inc	Saudi Government	0.88%	(1.00)% Quarterly		06/20/2022		7,925	18	(62)	—	(44)
	International Bond,
	2.38%, 10/26/2021
Deutsche Bank	AG CDX.EM.27	N/A	(1.00)% Quarterly		06/20/2022		1,425	73	(22)	51	—
Goldman Sachs &	Assured Guaranty	1.07%	(5.00)% Quarterly		12/20/2021		6,000	(781)	(185)	—	(966)
Co	Municipal Corp,
	5.00%, 06/20/2022
Goldman Sachs &	Frontier	8.06%	(5.00)% Quarterly		06/20/2020		1,000	18	56	74	—
Co	Communications
	Corp, 9.00%,
	08/15/2031
Goldman Sachs &	Gap Inc/The, 5.95%,	1.65%	(1.00)% Quarterly		12/20/2021		6,000	556	(397)	159	—
Co	04/12/2021
Goldman Sachs &	Hertz Corp/The,	8.65%	(5.00)% Quarterly		06/20/2022		2,000	352	(92)	260	—
Co	5.88%, 10/15/2020

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Credit Default Swaps (continued)

Buy Protection
		Implied
		Credit
		Spread as of	(Pay)/					Unrealized
		August 31,	Receive Payment			Notional	Upfront	Appreciation/	Fair Value
Counterparty	Reference Entity	2017 (a)	Fixed Rate Frequency	Maturity Date		Amount	Payments/(Receipts)	(Depreciation)	Asset	Liability
Goldman Sachs &	Hertz Corp/The,	6.56%	(5.00)% Quarterly	06/20/2020		$3,000	$195	$(82)	$113	$ —
Co	5.88%, 10/15/2020
Goldman Sachs &	Hertz Corp/The,	5.59%	(5.00)% Quarterly	06/20/2019		3,000	—	29	29	—
Co	5.88%, 10/15/2020
Goldman Sachs &	International Lease	0.88%	(5.00)% Quarterly	12/20/2021		6,000	(909)	(111)	—	(1,020)
Co	Finance Corp,
	8.25%, 12/15/2020
Goldman Sachs &	JC Penney Corp Inc,	8.05%	(5.00)% Quarterly	12/20/2021		2,000	46	168	214	—
Co	6.38%, 10/15/2036
Goldman Sachs &	Kohl's Corp, 4.00%,	1.55%	(1.00)% Quarterly	12/20/2021		3,000	162	(94)	68	—
Co	11/01/2021
Goldman Sachs &	Nordstrom Inc,	2.08%	(1.00)% Quarterly	12/20/2021		3,000	68	62	130	—
Co	6.95%, 03/15/2028
Goldman Sachs &	Staples Inc, 3.75%,	3.54%	(1.00)% Quarterly	12/20/2021		4,000	225	173	398	—
Co	01/12/2018
HSBC Securities	Korea International	0.60%	(1.00)% Quarterly	06/20/2022		23,750	(573)	141	—	(432)
Inc	Bond, 7.13%,
	04/16/2019
HSBC Securities	Republic of South	1.69%	(1.00)% Quarterly	06/20/2022		11,900	511	(139)	372	—
Inc	Africa Government
	International Bond,
	5.50%, 03/09/2020
JP Morgan Chase	Intesa Sanpaolo	0.88%	(1.00)% Quarterly	06/20/2022	EUR	2,300	61	(77)	—	(16)
	SpA, 4.38%,
	02/12/2020
JP Morgan Chase	Enel SpA, 4.75%,	1.42%	(1.00)% Quarterly	06/20/2022		1,150	8	(27)	—	(19)
	06/12/2018
Morgan Stanley &	CDX.EM.27	N/A	(1.00)% Quarterly	06/20/2022		$700	29	(4)	25	—
Co
Morgan Stanley &	CDX.ITX.27	N/A	(1.00)% Quarterly	06/20/2022		3,370	(2)	(33)	—	(35)
Co
Morgan Stanley &	China Government	0.57%	(1.00)% Quarterly	06/20/2022		1,200	(7)	(17)	—	(24)
Co	International Bond,
	7.50%, 10/28/2027
Morgan Stanley &	Korea International	0.60%	(1.00)% Quarterly	06/20/2022		2,750	(60)	10	—	(50)
Co	Bond, 7.13%,
	04/16/2019
Total							$1,025	$(1,176)	$2,474	$ (2,625)

Amounts in thousands
Exchange Cleared Credit Default Swaps

Buy Protection
		Implied
		Credit
		Spread as of	(Pay)/					Unrealized
		August 31,	Receive Payment			Notional	Upfront	Appreciation/
Reference Entity		2017 (a)	Fixed Rate Frequency	Maturity Date		Amount	Payments/(Receipts)	(Depreciation)	Fair Value
ITX. EX.5.26		N/A	(5.00)% Quarterly	12/20/2021	EUR	8,000	$(660)	$(467)		$(1,127)
Total							$(660)	$(467)		$(1,127)

Sell Protection
		Implied
		Credit
		Spread as of	(Pay)/					Unrealized
		August 31,	Receive Payment			Notional	Upfront	Appreciation/
Reference Entity		2017 (a)	Fixed Rate Frequency	Maturity Date		Amount (b)	Payments/(Receipts)	(Depreciation)	Fair Value (c)
CDX.NA.HY.28		N/A	5.00% Quarterly	06/20/2022		$6,425	$447	$21		$468
ITX.27.15		N/A	5.00% Quarterly	06/20/2022	EUR	8,403	938	232		1,170
Total							$1,385	$253		$1,638

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

(b) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $6,425 and 8,403 EUR.

(c) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps

					Notional	Notional
					Amount of	Amount of
	Fund	Payment			Currency	Currency		Upfront		Unrealized		Fair Value
Counterparty	Receives Fund Pays	Frequency		Maturity Date	Received	Delivered		Payments/(Receipts)		Appreciation/(Depreciation)		Asset	Liability
Bank of America	3 Month 10.74%	Quarterly	10/12/2022		$1,642	TRY	5,930	$—		$(18)	$	— $	(18)
NA	LIBOR
Bank of America	3 Month 10.60%	Quarterly		11/08/2022	2,500		8,829	—		(18)		—	(18)
NA	LIBOR
Total								$—		$(36)	$	— $	(36)
Amounts in thousands

Interest Rate Swaps

		(Pay)/
		Receive
	Floating Rate	Floating	Fixed	Payment		Notional		Unrealized		Upfront		Fair Value
Counterparty	Index	Rate	Rate	Frequency	Maturity Date		Amount	Appreciation/(Depreciation)		Payments/(Receipts)		Asset	Liability
Bank of America	3 Month JIBAR	Receive	7.95% Quarterly		05/08/2025	ZAR	12,600		$(23)	$—	$	— $	(23)
NA
Bank of America	CFETS China	Pay	3.77% Quarterly		12/28/2021	CNY	16,222		(4)	—		—	(4)
NA	Fixing Repo
	Rates 7 Day
Bank of America	CFETS China	Pay	3.98% Quarterly		03/24/2022		9,200		10	—		10	—
NA	Fixing Repo
	Rates 7 Day
Bank of America	CFETS China	Pay	3.94% Quarterly		02/08/2022		11,972		10	—		10	—
NA	Fixing Repo
	Rates 7 Day
Bank of America	CFETS China	Pay	3.72% Quarterly		06/22/2022		11,886		(9)	—		—	(9)
NA	Fixing Repo
	Rates 7 Day
Bank of America	Colombia IBR	Receive	5.85% Quarterly		02/28/2019		COP 5,300,000		(26)	—		—	(26)
NA	Overnight
	Interbank
	Reference Rate
Bank of America	Colombia IBR	Receive	6.00% Quarterly		02/22/2022		4,390,000		(38)	—		—	(38)
NA	Overnight
	Interbank
	Reference Rate
Bank of America	Colombia IBR	Receive	5.87% Quarterly		02/06/2019		10,000,000		(49)	—		—	(49)
NA	Overnight
	Interbank
	Reference Rate
Bank of America	Colombia IBR	Receive	5.73% Quarterly		01/23/2019		16,544,000		(68)	—		—	(68)
NA	Overnight
	Interbank
	Reference Rate
Bank of America	FBIL - Overnight	Pay	6.05%	Semiannual	06/29/2019	INR	587,016		5	—		5	—
NA	MIBOR
Bank of America	FBIL - Overnight Receive		6.19%	Annual	06/29/2022		251,100		(5)	—		—	(5)
NA	MIBOR
Barclays Bank	3 Month JIBAR	Receive	7.95% Quarterly		05/05/2025	ZAR	94,000		(181)	—		—	(181)
PLC
Citigroup Inc	Brazil Cetip	Pay	8.58%	Annual	01/02/2020	BRL	79,150		36	—		36	—
	Interbank
	Deposit
HSBC Securities	Brazil Cetip	Pay	9.55%	Annual	01/02/2020		119,100		726	—		726	—
Inc	Interbank
	Deposit
HSBC Securities	FBIL - Overnight	Pay	6.14% Semiannual		07/21/2022 INR		1,793,600		(25)	—		—	(25)
Inc	MIBOR
JP Morgan	3 Month JIBAR	Receive	7.72% Quarterly		04/17/2025	ZAR	18,020		(16)	—		—	(16)
Chase
Total									$343	$—		$787	$(444)
Amounts in thousands

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Exchange Cleared Interest Rate Swaps

	(Pay)/
	Receive
	Floating	Fixed	Payment	Notional			Unrealized	Upfront
Floating Rate Index	Rate	Rate	Frequency	Maturity Date		Amount	Appreciation/(Depreciation)	Payments/(Receipts)		Fair Value
3 Month LIBOR	Receive	1.41% Quarterly		07/18/2026		$3,924	$202	$(1	) $	201
Brazil Cetip Interbank Deposit	Pay	10.44%	Annual	01/02/2025	BRL	6,230	44	—		44
Brazil Cetip Interbank Deposit	Receive	7.85%	Annual	07/02/2018		29,652	(18)	—		(18)
Brazil Cetip Interbank Deposit	Pay	9.23%	Annual	01/04/2021		6,585	9	—		9
Brazil Cetip Interbank Deposit	Pay	9.35%	Annual	01/04/2021		11,853	28	(1)		27
Brazil Cetip Interbank Deposit	Receive	7.79%	Annual	07/02/2018		29,377	(16)	—		(16)
Brazil Cetip Interbank Deposit	Pay	9.25%	Annual	01/04/2021		9,373	15	—		15
Brazil Cetip Interbank Deposit	Receive	8.30%	Annual	07/02/2018		35,405	(52)	—		(52)
Brazil Cetip Interbank Deposit	Pay	10.11%	Annual	01/02/2025		4,990	18	(5)		13
Brazil Cetip Interbank Deposit	Receive	8.56%	Annual	07/02/2018		21,780	(43)	(1)		(44)
Brazil Cetip Interbank Deposit	Pay	9.96%	Annual	01/02/2025		6,258	12	(7)		5
Brazil Cetip Interbank Deposit	Receive	9.32%	Annual	01/02/2019		18,343	(92)	4		(88)
MXN TIIE Banxico	Receive	7.17%	Monthly	07/30/2027	MXN	31,974	(3)	—		(3)
MXN TIIE Banxico	Pay	6.89%	28 days	08/07/2020		85,848	(5)	—		(5)
MXN TIIE Banxico	Pay	7.03%	28 days	06/15/2027		285,000	(135)	1		(134)
3 Month LIBOR	Pay	1.65%Semiannual		03/08/2019		$15,120	35	1		36
3 Month LIBOR	Receive	2.19% Quarterly		06/30/2027		694	(9)	1		(8)
3 Month LIBOR	Receive	2.55% Quarterly		05/18/2047		507	(20)	1		(19)
3 Month LIBOR	Receive	1.92% Quarterly		01/11/2022		2,111	(18)	—		(18)
3 Month LIBOR	Receive	1.19% Quarterly		08/11/2021		6,434	123	1		124
3 Month LIBOR	Receive	2.21% Quarterly		03/15/2022		5,314	(113)	—		(113)
3 Month LIBOR	Pay	1.64%Semiannual		03/03/2019		17,740	40	—		40
3 Month LIBOR	Pay	1.76%Semiannual		04/07/2020		11,960	50	—		50
3 Month LIBOR	Pay	1.70%Semiannual		03/15/2019		12,902	41	—		41
3 Month LIBOR	Receive	1.89% Quarterly		01/19/2022		2,111	(16)	—		(16)
3 Month LIBOR	Receive	2.04% Quarterly		01/31/2024		5,065	(54)	—		(54)
3 Month LIBOR	Receive	2.12% Quarterly		03/08/2022		6,219	(108)	1		(107)
3 Month LIBOR	Receive	2.23% Quarterly		04/03/2024		4,061	(90)	—		(90)
3 Month LIBOR	Pay	0.92%Semiannual		09/21/2017		27,100	(6)	(1)		(7)
3 Month LIBOR	Receive	1.86% Quarterly		05/31/2022		5,719	(48)	1		(47)
3 Month LIBOR	Pay	2.30%Semiannual		09/21/2025		5,900	147	—		147
3 Month LIBOR	Pay	1.63%Semiannual		04/03/2019		13,537	26	1		27
3 Month LIBOR	Receive	2.02% Quarterly		01/23/2022		5,283	(68)	1		(67)
3 Month LIBOR	Receive	1.65% Quarterly		09/21/2020		22,200	(15)	—		(15)
3 Month LIBOR	Receive	1.82% Quarterly		06/09/2022		5,524	(19)	—		(19)
3 Month LIBOR	Receive	1.93% Quarterly		01/13/2022		4,225	(37)	—		(37)
3 Month LIBOR	Receive	2.09% Quarterly		03/03/2022		7,419	(119)	1		(118)
3 Month LIBOR	Pay	1.74%Semiannual		07/05/2020		11,160	39	—		39
3 Month LIBOR	Receive	2.02% Quarterly		02/07/2022		4,265	(54)	1		(53)
3 Month LIBOR	Receive	1.94% Quarterly		01/10/2022		2,111	(20)	1		(19)
3 Month LIBOR	Pay	3.72%Semiannual		06/09/2047		519	—	—		—
3 Month LIBOR	Receive	2.00% Quarterly		04/11/2022		5,502	(66)	—		(66)
3 Month LIBOR	Pay	1.58%Semiannual		08/24/2019		15,366	12	—		12
3 Month LIBOR	Receive	1.96% Quarterly		05/22/2024		4,036	(20)	1		(19)
3 Month LIBOR	Pay	1.61%Semiannual		04/11/2019		13,401	22	1		23
3 Month LIBOR	Pay	1.60%Semiannual		03/30/2019		9,437	16	—		16
3 Month LIBOR	Pay	1.53%Semiannual		05/17/2019		10,297	3	—		3
3 Month LIBOR	Pay	1.74%Semiannual		04/10/2020		9,180	34	—		34
6 Month BUBOR	Receive	1.12%Semiannual		07/17/2022	HUF	688,840	(17)	—		(17)
6 Month BUBOR	Receive	0.40%Semiannual		07/20/2019		1,357,420	(10)	1		(9)
6 Month BUBOR	Receive	0.43%Semiannual		08/10/2019		832,200	(7)	—		(7)
6 Month WIBOR	Receive	2.37%Semiannual		04/26/2022	PLN	6,600	(10)	—		(10)
6 Month WIBOR	Receive	2.23%Semiannual		06/23/2022		5,580	2	1		3
6 Month WIBOR	Receive	2.55%Semiannual		03/10/2022		6,420	(23)	(1)		(24)
6 Month WIBOR	Receive	2.52%Semiannual		03/09/2022		7,210	(23)	(1)		(24)
Euribor 6 Month	Receive	(0.12)%Semiannual		05/10/2019	EUR	2,812	(5)	—		(5)
Euribor 6 Month	Receive	(0.15)%Semiannual		09/08/2021		18,500	142	18		160
Euribor 6 Month	Receive	(0.24)%Semiannual		09/09/2018		12,770	(2)	(1)		(3)
Euribor 6 Month	Receive	(0.12)%Semiannual		05/10/2019		3,000	(6)	1		(5)
ICE LIBOR GBP 6 Month	Pay	0.57%Semiannual		04/04/2019	GBP	10,592	13	—		13
ICE LIBOR GBP 6 Month	Receive	1.11%Semiannual		04/11/2027		2,223	—	—		—
ICE LIBOR GBP 6 Month	Receive	1.28%Semiannual		07/18/2027		2,036	(39)	1		(38)
ICE LIBOR GBP 6 Month	Receive	1.10%Semiannual		04/04/2027		2,175	1	—		1
ICE LIBOR JPY 6 Month	Receive	0.50%Semiannual		02/01/2037	JPY	556,500	131	9		140
Norway Interbank Offered Rate	Pay	1.14%	Annual	09/08/2021	NOK	179,000	(145)	(7)		(152)
Fixing 6 Month
Norway Interbank Offered Rate	Pay	1.14%	Annual	09/09/2018		122,000	24	3		27
Fixing 6 Month
SAFE South Africa Johannesburg	Receive	7.92% Quarterly		06/28/2027	ZAR	247,800	(212)	(1)		(213)
Interbank Agreed Rate 3 Month

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Exchange Cleared Interest Rate Swaps (continued)

		(Pay)/
		Receive
		Floating	Fixed	Payment			Notional			Unrealized	Upfront
Floating Rate Index		Rate	Rate	Frequency	Maturity Date		Amount			Appreciation/(Depreciation)	Payments/(Receipts)		Fair Value
SAFE South Africa Johannesburg		Pay	7.36%	Quarterly	06/28/2022	ZAR	412,000			$356	$1		$357
Interbank Agreed Rate 3 Month
Stockholm Interbank Offered Rate		Pay	1.2%4	Annual	07/20/2027	SEK	21,779			26	1		27
3 Month
Stockholm Interbank Offered Rate		Pay	1.06%	Annual	04/13/2027		25,000			(13)	(1)		(14)
3 Month
Total							$			(165)	$26		$(139)
Amounts in thousands

Total Return Swaps

			Pay/Receive								Value and Unrealized
			Positive		Financing Payment		Expiration		Notional		Upfront	Appreciation/(Depreciation)
Counterparty	Reference Entity	Contracts	Return		Rate Frequency		Date		Amount		Payments/(Receipts)	Asset	Liability
HSBC	Digicel	8,000,000	Receive		3 Month Quarterly		11/28/2017			$5,214 $	— $	172	$—
Securities Inc	International				LIBOR plus
	Finance Ltd Term				1.50%
	Loan,
	5.07%,05/10/2024,
	US LIBOR +
	3.75%
HSBC	Egypt Treasury	132,450,000	Receive		Interpolated 2 Quarterly		09/19/2017			6,983	—	429	—
Securities Inc	Bills, 0.00%,				month and 3
	09/19/2017				month LIBOR
					plus 1.10%
HSBC	Egypt Treasury	66,250,000	Receive		3 month Quarterly		10/18/2017			3,535	—	132	—
Securities Inc	Bills, 0.00%,				LIBOR plus
	10/17/2017				.01%
HSBC	Egypt Treasury	31,700,000	Receive		Interpolated 3 Quarterly		10/17/2017			1,677	—	76	—
Securities Inc	Bills, 0.00%,				month and 6
	10/17/2017				month LIBOR
					plus 1.10%
HSBC	Egypt Treasury	51,300,000	Receive		Interpolated 2 Quarterly		11/07/2017			2,764	—	40	—
Securities Inc	Bills, 0.00%,				month and 3
	11/07/2017				month LIBOR
					plus 1.10%
Morgan Stanley	MSCI Brazil Net	21	Receive		Brazil Cetip Monthly		09/20/2017		BRL	16	—	—	—
& Co	Return BRL Index				Interbank
					Deposit minus
					.40%
Morgan Stanley	MSCI China Net	5,350	Receive		1 Month Monthly		09/20/2017		HKD	2,877	—	13	—
& Co	Return HKD				HIBOR plus
	Index				.40%
Morgan Stanley	MSCI Japan Net	23,838	Receive		ICE LIBOR Monthly		09/21/2017	JPY		43,154	—	—	(1)
& Co	Return JPY Index				JPY 1 Month
					plus .15%
Morgan Stanley	MSCI Japan Net	39,908	Receive		ICE LIBOR Monthly		09/21/2017			72,245	—	—	(1)
& Co	Return JPY Index				JPY 1 Month
					plus .15%
Morgan Stanley	MSCI Japan Net	6,145	Receive		ICE LIBOR Monthly		09/21/2017			11,044	—	1	—
& Co	Return JPY Index				JPY 1 Month
					plus .15%
Morgan Stanley	MSCI Japan Net	23,753	Receive		ICE LIBOR Monthly		09/21/2017			43,000	—	—	(1)
& Co	Return JPY Index				JPY 1 Month
					plus .15%
Morgan Stanley	MSCI Japan Net	24,141	Receive		ICE LIBOR Monthly		09/21/2017			43,702	—	—	(1)
& Co	Return JPY Index				JPY 1 Month
					plus .15%
Morgan Stanley	MSCI Japan Net	27,334	Receive		ICE LIBOR Monthly		09/21/2017			49,483	—	—	(1)
& Co	Return JPY Index				JPY 1 Month
					plus .15%
Morgan Stanley	MSCI Japan Net	28,378	Receive		ICE LIBOR Monthly		09/20/2017			51,373	—	—	(1)
& Co	Return JPY Index				JPY 1 Month
					plus .15%
Morgan Stanley	MSCI Mexico Net	6,157,911	Pay		MXN TIIE Monthly		09/20/2017		MXN	6	—	—	—
& Co	Return MXN				Banxico plus
	Index				.25%
Morgan Stanley	MSCI Netherlands	237,967	Pay		Euribor 1 Monthly		09/20/2017		EUR	1	—	5	—
& Co	Net Return EUR				Month minus
	Index				.50%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Total Return Swaps (continued)

			Pay/Receive							Value and Unrealized
			Positive	Financing	Payment	Expiration	Notional		Upfront	Appreciation/(Depreciation)
Counterparty Reference Entity		Contracts	Return	Rate	Frequency Date		Amount		Payments/(Receipts)		Asset	Liability
Morgan Stanley	MSCI South	30,222,748	Pay		SAFE South Monthly 09/20/2017		ZAR 31		$—	$	— $	(25)
& Co	Africa Net Return		Africa
	ZAR Index		Johannesburg
Interbank
Agreed Rate 1
Month minus
.71%
Morgan Stanley	MSCI Poland Net	1,307	Receive		1 Month Monthly 09/20/2017		PLN 267		—		4	—
& Co	Return PLN Index		WIBOR plus
.53%
Morgan Stanley	MSCI Switzerland	2,060,947	Pay		ICE LIBOR Monthly 09/20/2017		CHF 1		—		22	—
& Co	Net Return CHF		CHF 1 Month
	Index		minus .88%
Morgan Stanley	MSCI Turkey Net	88	Receive		1 Month Monthly 09/20/2017		TRY 116		—		1	—
& Co	Return TRY Index		TRLIBOR plus
.48%
Total									$—		$895	$(31)
Amounts in thousands except contracts

Total Return Equity Basket Swaps

Value and Unrealized
					Payment		Notional		Upfront	Appreciation/(Depreciation)
Counterparty		Fund Pays	Fund Receives		Frequency	Expiration Date	Amount	Payments/(Receipts)			Asset	Liability
Bank of America NA		Floating rate based	Total return on a custom		Monthly	12/27/2018	$3,744	$	— $		13	$—
		on 1 month Euribor	basket of long and short
		plus/less spread	securities traded in EUR
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	03/22/2018	361		—		40	—
		on 1 month LIBOR	basket of long and short
		plus/less spread	securities traded in MYR
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	03/21/2018	2,561		—		205	—
		on 1 month LIBOR	basket of long and short
		plus/less spread	securities traded in TWD
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	03/24/2018	1,985		—		—	(35)
		on the 1 month South	basket of long and short
		Africa Johannesburg	securities traded in ZAR
Interbank Agreed
Rate plus/less spread
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	03/20/2018-	9,894		—		208	—
		on 1 month LIBOR	basket of long and short			04/19/2018
		plus/less spread	securities traded in KRW
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	06/15/2022	2		—		—	—
		on 1 month LIBOR	basket of long and short
		plus/less spread	securities traded in CLP
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	03/22/2018	2,147		—		150	—
		on 1 month LIBOR	basket of long and short
		plus/less spread	securities traded in BRL
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	03/22/2018	466		—		126	—
		on 1 week LIBOR	basket of long and short
		plus/less spread	securities traded in IDR
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	07/20/2022	149		—		—	(3)
		on 1 month SIBOR	basket of long and short
		plus/less spread	securities traded in SGD
Deutsche Bank AG(a)		Floating rate based	Total return on a custom		Monthly	01/19/2018-	28,616		—		797	—
		on 1 week LIBOR	basket of long and short			05/21/2018
		plus/less spread	securities traded in GBP
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	03/20/2018	988		—		99	—
		on 28 day Mexico	basket of long and short
		Interbank TIIE Rate	securities traded in MXN
plus/less spread
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	11/28/2017-	1,720		—		—	(95)
		on 1 month LIBOR	basket of long and short			03/19/2021
		plus/less spread	securities traded in USD
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	08/19/2022	14,208		—		787	—
		on 1 week EUR	basket of long and short
		LIBOR plus/less	securities traded in EUR
spread
Deutsche Bank AG		Floating rate based	Total return on a custom		Monthly	01/20/2022	1,196		—		37	—
		on the Poland	basket of long and short
		Warsaw Interbank	securities traded in PLN
Offer/Bid Spot Week
Rate plus/less spread

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Total Return Equity Basket Swaps (continued)

							Value and Unrealized
			Payment		Notional	Upfront	Appreciation/(Depreciation)
Counterparty	Fund Pays	Fund Receives	Frequency	Expiration Date	Amount	Payments/(Receipts)	Asset	Liability
Deutsche Bank AG	Floating rate based	Total return on a custom	Monthly	01/19/2022	$10,096	$—	$193	$—
	on 1 week HIBOR	basket of long and short
	plus/less spread	securities traded in HKD
Deutsche Bank AG	Floating rate based	Total return on a custom	Monthly	05/23/2022	102	—	—	(5)
	on the Overnight	basket of long and short
	RBA Cash Rate	securities traded in AUD
	plus/less spread
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	12/17/2018	3,953	—	222	—
	on 1 week LIBOR	basket of long and short
	plus/less spread	securities traded in SEK
Morgan Stanley & Co(b)	Floating rate based	Total return on a custom	Monthly	08/23/2018	59,982	—	1,455	—
	on the Bank of Japan	basket of long and short
	Estimate Unsecured	securities traded in JPY
	Overnight Call Rate
	plus/less spread
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	12/17/2018	1,619	—	9	—
	on 1 week LIBOR	basket of long and short
	plus/less spread	securities traded in NOK
Morgan Stanley & Co(c)	Floating rate based	Total return on a custom	Monthly	10/11/2017-	107,662	—	—	(151)
	on 1 month LIBOR	basket of long and short		08/22/2018
	plus/less spread	securities traded in USD
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	07/24/2019-	2,050	—	161	—
	on 1 month LIBOR	basket of long and short		07/25/2019
	plus/less spread	securities traded in GBP
Morgan Stanley & Co(d)	Floating rate based	Total return on a custom	Monthly	09/14/2017	294,645	—	7,199	—
	on the Federal Funds	basket of long and short
	Rate plus/less spread	securities traded in USD
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	10/09/2018	4,150	—	—	(12)
	on 1 day SONIA	basket of long and short
	plus/less spread	securities traded in GBP
Morgan Stanley & Co(e)	Floating rate based	Total return on a custom	Monthly	02/21/2019	90,250	—	—	(1,141)
	on the Federal Funds	basket of long and short
	Rate plus/less spread	securities traded in USD
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	02/20/2019	1,736	—	22	—
	on the Federal Funds	basket of long and short
	Rate plus/less spread	securities traded in GBP
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	02/21/2019	608	—	—	(99)
	on 1 month LIBOR	basket of long and short
	plus/less spread	securities traded in HKD
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	02/20/2019	640	—	—	(29)
	on the Federal Funds	basket of long and short
	Rate plus/less spread	securities traded in SEK
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	12/17/2018	5,454	—	27	—
	on 1 week LIBOR	basket of long and short
	plus/less spread	securities traded in DKK
Morgan Stanley & Co(f)	Floating rate based	Total return on a custom	Monthly	12/17/2018	35,213	—	1,020	—
	on 1 day EONIA	basket of long and short
	plus/less spread	securities traded in EUR
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	10/23/2018	683	—	—	(8)
	on 1 day RBACR	basket of long and short
	plus/less spread	securities traded in AUD
Morgan Stanley & Co	Floating rate based	Total return on a custom	Monthly	03/05/2018	8,427	—	757	—
	on 1 day TOIS	basket of long and short
		securities traded in CHF
Total					$695,307	$—	$13,527	$(1,578)

The expiration dates are measured from the commencement of investment in each underlying swap position.

The Fund pays a floating rate based on the reference rate plus/less a spread. The spread is negotiated at the security level and is usually similar within a region but may vary depending on how difficult it is to borrow the security.

Notional Amount represents the total absolute value of the underlying securities.

Amounts in thousands

(a)

Top Underlying Securities
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
John Wood Group PLC	(136,075	) $	(996)	(3.48)%
Amec Foster Wheeler PLC	145,949		797	2.79%
Intermediate Capital Group PLC	67,659		778	2.72%
Hargreaves Lansdown PLC	(39,433)		(714)	(2.49)%
Aggreko PLC	(55,215)		(643)	(2.25)%
Persimmon PLC	18,327		631	2.20%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Top Underlying Securities (continued)
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Just Eat PLC	(70,714	)$	(610)	(2.13)%
Capita PLC	(62,179)		(522)	(1.82)%
Antofagasta PLC	(36,843)		(494)	(1.73)%
Inmarsat PLC	(48,387)		(458)	(1.60)%
BT Group PLC	120,663		456	1.59%
Admiral Group PLC	(17,636)		(441)	(1.54)%
Taylor Wimpey PLC	168,377		437	1.53%
Barclays PLC	176,607		437	1.53%
Hikma Pharmaceuticals PLC	(26,673)		(432)	(1.51)%
Worldpay Group PLC	78,237		422	1.47%
GlaxoSmithKline PLC	21,118		419	1.46%
Pennon Group PLC	(39,858)		(418)	(1.46)%
BTG PLC	(46,335)		(417)	(1.46)%
Close Brothers Group PLC	20,549		411	1.43%
easyJet PLC	(26,108)		(405)	(1.42)%
National Grid PLC	31,257		394	1.38%
Inchcape PLC	35,472		382	1.34%
Cobham PLC	(213,845)		(380)	(1.33)%
Indivior PLC	70,439		379	1.33%
Old Mutual PLC	136,979		368	1.29%
Barratt Developments PLC	44,623		362	1.26%
Royal Mail PLC	68,600		349	1.22%
AstraZeneca PLC	5,957		349	1.22%
Essentra PLC	(48,202)		(333)	(1.16)%
Wm Morrison Supermarkets PLC	104,366		332	1.16%
Petrofac Ltd	(61,296)		(331)	(1.16)%
Investec PLC	43,354		331	1.16%
Rotork PLC	(106,547)		(316)	(1.10)%
Mediclinic International PLC	(31,715)		(314)	(1.10)%
Tate & Lyle PLC	34,465		304	1.06%
Coca-Cola HBC AG	8,846		302	1.06%
DCC PLC	3,194		291	1.02%
Mondi PLC	9,056		247	0.87%
Diageo PLC	7,357		246	0.86%
Imperial Brands PLC	5,944		246	0.86%
Centrica PLC	(89,779)		(232)	(0.81)%
Smith & Nephew PLC	12,382		224	0.78%
Dixons Carphone PLC	98,298		221	0.77%
Glencore PLC	(47,229)		(220)	(0.77)%
Experian PLC	(10,857)		(218)	(0.76)%
Reckitt Benckiser Group PLC	2,298		218	0.76%
Direct Line Insurance Group PLC	44,337		218	0.76%
Next PLC	(4,067)		(217)	(0.76)%
BHP Billiton PLC	(11,051)		(210)	(0.73)%

(b)

Top Underlying Securities
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Calbee Inc	(31,600	) $	(1,080)	(1.80)%
Fujitsu Ltd	115,000		852	1.42%
Hitachi Ltd	109,000		750	1.25%
Ricoh Co Ltd	(66,200)		(663)	(1.10)%
Seven Bank Ltd	(170,700)		(648)	(1.08)%
Alps Electric Co Ltd	(23,200)		(638)	(1.06)%
Hitachi High-Technologies Corp	17,400		621	1.03%
FamilyMart UNY Holdings Co Ltd	(11,400)		(618)	(1.03)%
NGK Spark Plug Co Ltd	(32,000)		(609)	(1.02)%
Sony Financial Holdings Inc	(38,200)		(602)	(1.00)%
Shionogi & Co Ltd	11,300		597	1.00%
Yaskawa Electric Corp	(19,400)		(588)	(0.98)%
Shikoku Electric Power Co Inc	(43,593)		(568)	(0.95)%
Kajima Corp	61,000		560	0.94%
Murata Manufacturing Co Ltd	(3,600)		(552)	(0.92)%
Mitsubishi Gas Chemical Co Inc	22,100		549	0.92%
Bank of Kyoto Ltd/The	(59,000)		(545)	(0.91)%
Lion Corp	26,300		524	0.87%
Hitachi Chemical Co Ltd	19,200		520	0.87%
Santen Pharmaceutical Co Ltd	(32,600)		(508)	(0.85)%
Taisei Corp	50,000		502	0.84%
Toyota Motor Corp	(8,900)		(501)	(0.83)%
Chugoku Electric Power Co Inc/The	(43,200)		(498)	(0.83)%
Bandai Namco Holdings Inc	14,400		483	0.80%
Konami Holdings Corp	9,000		469	0.78%
Shimano Inc	(3,400)		(459)	(0.77)%
Square Enix Holdings Co Ltd	13,000		458	0.77%
Resona Holdings Inc	92,000		458	0.76%
Aozora Bank Ltd	121,000		458	0.76%
AEON Financial Service Co Ltd	(21,300)		(452)	(0.75)%
Ryohin Keikaku Co Ltd	(1,600)		(444)	(0.74)%
Haseko Corp	34,700		430	0.72%
Kakaku.com Inc	(34,236)		(427)	(0.71)%
Yahoo Japan Corp	(92,400)		(424)	(0.71)%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Top Underlying Securities (continued)
Description	Shares	Notional Amount	% of Total Absolute Notional Amount
Kamigumi Co Ltd	38,000	$421	0.70%
Ono Pharmaceutical Co Ltd	(20,400)	(418)	(0.70)%
Astellas Pharma Inc	32,800	414	0.69%
Sumitomo Metal Mining Co Ltd	(24,000)	(414)	(0.69)%
Odakyu Electric Railway Co Ltd	(21,200)	(411)	(0.68)%
Electric Power Development Co Ltd	(15,000)	(410)	(0.68)%
Kansai Paint Co Ltd	(16,100)	(409)	(0.68)%
Casio Computer Co Ltd	(28,900)	(409)	(0.68)%
Toyota Boshoku Corp	20,600	408	0.68%
Sompo Holdings Inc	10,400	391	0.65%
NH Foods Ltd	13,000	381	0.64%
Iyo Bank Ltd/The	(49,700)	(376)	(0.63)%
Nidec Corp	(3,300)	(374)	(0.62)%
MonotaRO Co Ltd	(12,200)	(374)	(0.62)%
Yamada Denki Co Ltd	(68,330)	(370)	(0.62)%
Sumitomo Dainippon Pharma Co Ltd	26,600	363	0.60%

(c)

Top Underlying Securities
Description	Shares	Notional Amount	% of Total Absolute Notional Amount
Time Warner Inc	183,992	$18,602	17.28%
NXP Semiconductors NV	146,031	16,496	15.32%
Fortress Investment Group LLC	1,236,289	9,841	9.14%
Level 3 Communications Inc	162,365	8,838	8.21%
Alibaba Group Holding Ltd	(45,614)	(7,834)	(7.28)%
VMware Inc	(64,504)	(6,973)	(6.48)%
AT&T Inc	(159,301)	(5,967)	(5.54)%
Altaba Inc	88,063	5,643	5.24%
VanEck Vectors Semiconductor ETF	(56,541)	(5,008)	(4.65)%
iShares iBoxx $ High Yield Corporate Bond ETF	(45,758)	(4,054)	(3.76)%
CenturyLink Inc	(185,332)	(3,655)	(3.40)%
Becton Dickinson and Co	(14,905)	(2,973)	(2.76)%
Ashland Global Holdings Inc	28,568	1,773	1.65%
Sinclair Broadcast Group Inc	(50,746)	(1,535)	(1.43)%
Consumer Staples Select Sector SPDR Fund	(27,887)	(1,526)	(1.42)%
Express Scripts Holding Co	(21,284)	(1,337)	(1.24)%
Vantiv Inc	(15,308)	(1,082)	(1.00)%
Perrigo Co PLC	(10,106)	(798)	(0.74)%
Tractor Supply Co	(9,462)	(563)	(0.52)%
Omega Healthcare Investors Inc	(16,260)	(518)	(0.48)%
iShares U.S. Real Estate ETF	(6,330)	(514)	(0.48)%
CVS Health Corp	(6,494)	(502)	(0.47)%
O'Reilly Automotive Inc	(2,552)	(501)	(0.47)%
Target Corp	(9,031)	(492)	(0.46)%
Home Depot Inc/The	(3,264)	(489)	(0.45)%
Discovery Communications Inc - C Shares	(7,071)	(149)	(0.14)%

(d)

Top Underlying Securities
Description	Shares	Notional Amount	% of Total Absolute Notional Amount
American Electric Power Co Inc	25,822	$1,901	0.65%
Ball Corp	(44,894)	(1,795)	(0.61)%
WellCare Health Plans Inc	10,118	1,767	0.60%
TransDigm Group Inc	(6,057)	(1,579)	(0.54)%
DexCom Inc	(19,342)	(1,443)	(0.49)%
Exelon Corp	37,454	1,418	0.48%
Huntington Ingalls Industries Inc	6,405	1,370	0.47%
Fastenal Co	(31,674)	(1,352)	(0.46)%
PG&E Corp	18,625	1,311	0.45%
Gilead Sciences Inc	15,640	1,309	0.45%
Western Digital Corp	14,748	1,302	0.44%
Dominion Energy Inc	(16,340)	(1,287)	(0.44)%
Copart Inc	(38,928)	(1,273)	(0.43)%
Cigna Corp	6,423	1,169	0.40%
Splunk Inc	(16,961)	(1,138)	(0.39)%
Entergy Corp	14,212	1,125	0.38%
Edison International	14,028	1,125	0.38%
Wabtec Corp/DE	(15,869)	(1,120)	(0.38)%
Guidewire Software Inc	(14,657)	(1,110)	(0.38)%
Popular Inc	26,941	1,075	0.36%
Snyder's-Lance Inc	(29,979)	(1,065)	(0.36)%
Ultimate Software Group Inc/The	(5,298)	(1,064)	(0.36)%
Public Service Enterprise Group Inc	22,451	1,052	0.36%
Sensata Technologies Holding NV	(22,996)	(1,027)	(0.35)%
Humana Inc	3,968	1,022	0.35%
Centene Corp	11,461	1,018	0.35%
Workday Inc	(9,201)	(1,009)	(0.34)%
Arista Networks Inc	(5,690)	(1,002)	(0.34)%
Zillow Group Inc - C Shares	(25,106)	(995)	(0.34)%
CF Industries Holdings Inc	(34,229)	(992)	(0.34)%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Top Underlying Securities (continued)
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
OGE Energy Corp	(26,894	)$	(961)	(0.33)%
Reinsurance Group of America Inc	7,140		960	0.33%
Southern Co/The	(19,712)		(951)	(0.32)%
Envision Healthcare Corp	(17,924)		(939)	(0.32)%
Compass Minerals International Inc	(13,977)		(934)	(0.32)%
Hewlett Packard Enterprise Co	51,646		933	0.32%
Allstate Corp/The	10,304		933	0.32%
NuVasive Inc	(14,844)		(927)	(0.31)%
Baxter International Inc	14,869		922	0.31%
Owens Corning	12,433		922	0.31%
Curtiss-Wright Corp	9,396		910	0.31%
Garmin Ltd	(17,395)		(896)	(0.30)%
General Motors Co	24,491		895	0.30%
Black Hills Corp	(12,689)		(893)	(0.30)%
Bruker Corp	30,465		886	0.30%
Coty Inc	(53,255)		(883)	(0.30)%
Oshkosh Corp	11,792		880	0.30%
Anthem Inc	4,386		860	0.29%
Crane Co	11,571		859	0.29%
Cabot Corp	16,290		858	0.29%

(e)

Top Underlying Securities
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Incyte Corp	(7,696	) $	(1,063)	(1.18)%
Advanced Micro Devices Inc	(78,007)		(1,013)	(1.12)%
Workday Inc	(9,177)		(1,007)	(1.12)%
CarMax Inc	(14,953)		(1,004)	(1.11)%
Analog Devices Inc	(11,972)		(1,002)	(1.11)%
Advance Auto Parts Inc	(10,114)		(990)	(1.10)%
Encana Corp	(105,681)		(988)	(1.09)%
AMERCO	(2,634)		(984)	(1.09)%
TESARO Inc	(7,613)		(984)	(1.09)%
Westlake Chemical Corp	(12,763)		(982)	(1.09)%
VelocityShares 3x Long Natural Gas ETN	(77,177)		(979)	(1.09)%
Hologic Inc	(25,292)		(978)	(1.08)%
KKR & Co LP	(51,259)		(976)	(1.08)%
Energy Transfer Equity LP	(56,116)		(976)	(1.08)%
Middleby Corp/The	(7,991)		(976)	(1.08)%
AO Smith Corp	(17,505)		(975)	(1.08)%
ResMed Inc	(12,567)		(975)	(1.08)%
Goldman Sachs Group Inc/The	(4,349)		(975)	(1.08)%
LogMeIn Inc	(8,504)		(973)	(1.08)%
Blackstone Group LP/The	(29,791)		(973)	(1.08)%
TripAdvisor Inc	(22,717)		(973)	(1.08)%
Tyler Technologies Inc	(5,609)		(971)	(1.08)%
Franklin Resources Inc	(22,425)		(971)	(1.08)%
Concho Resources Inc	(8,714)		(969)	(1.07)%
Ultimate Software Group Inc/The	(4,819)		(969)	(1.07)%
Leggett & Platt Inc	(21,032)		(967)	(1.07)%
Charles Schwab Corp/The	(24,194)		(966)	(1.07)%
Invesco Ltd	(29,398)		(965)	(1.07)%
Verisk Analytics Inc	(11,901)		(964)	(1.07)%
Nucor Corp	(17,470)		(964)	(1.07)%
CoStar Group Inc	(3,363)		(964)	(1.07)%
Jack Henry & Associates Inc	(9,365)		(964)	(1.07)%
Kilroy Realty Corp	(13,901)		(963)	(1.07)%
Sensata Technologies Holding NV	(21,530)		(961)	(1.06)%
QUALCOMM Inc	(18,295)		(959)	(1.06)%
CF Industries Holdings Inc	(32,976)		(958)	(1.06)%
Coty Inc	(57,662)		(958)	(1.06)%
National Oilwell Varco Inc	(31,221)		(958)	(1.06)%
Seagate Technology PLC	(30,385)		(958)	(1.06)%
Alexandria Real Estate Equities Inc	(7,881)		(957)	(1.06)%
Albemarle Corp	(8,222)		(957)	(1.06)%
Antero Resources Corp	(48,537)		(956)	(1.06)%
Open Text Corp	(29,760)		(955)	(1.06)%
FactSet Research Systems Inc	(6,052)		(953)	(1.06)%
Carlisle Cos Inc	(10,064)		(952)	(1.06)%
People's United Financial Inc	(56,913)		(952)	(1.05)%
Goodyear Tire & Rubber Co/The	(31,356)		(952)	(1.05)%
Nordson Corp	(8,678)		(951)	(1.05)%
Signature Bank/New York NY	(7,400)		(950)	(1.05)%
Wabtec Corp/DE	(13,451)		(950)	(1.05)%
KeyCorp	(55,085)		(949)	(1.05)%
Northern Trust Corp	(10,701)		(949)	(1.05)%
CBOE Holdings Inc	(9,404)		(948)	(1.05)%
Quintiles IMS Holdings Inc	(9,863)		(948)	(1.05)%
Mosaic Co/The	(47,413)		(948)	(1.05)%
Starwood Property Trust Inc	(42,434)		(943)	(1.04)%
Regency Centers Corp	(14,658)		(943)	(1.04)%

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Top Underlying Securities (continued)
Description			Shares		Notional Amount	% of Total Absolute Notional Amount
CH Robinson Worldwide Inc			(13,303	)$	(943)			(1.04)%
Splunk Inc			(14,026)		(941)			(1.04)%
Ares Capital Corp			(58,305)		(940)			(1.04)%
Western Union Co/The			(49,663)		(938)			(1.04)%
Wells Fargo & Co			(18,344)		(937)			(1.04)%
Hormel Foods Corp			(30,277)		(930)			(1.03)%
Southern Copper Corp			(22,761)		(927)			(1.03)%
Viacom Inc			(32,391)		(927)			(1.03)%
Aqua America Inc			(27,752)		(926)			(1.03)%
TransDigm Group Inc			(3,507)		(914)			(1.01)%
CenturyLink Inc			(45,643)		(902)			(1.00)%

(f)

Top Underlying Securities
Description			Shares		Notional Amount	% of Total Absolute Notional Amount
Anheuser-Busch InBev SA/NV			(8,176	) $	(968)			(2.75)%
Fiat Chrysler Automobiles NV			54,731		827			2.35%
Covestro AG			10,035		789			2.24%
Tenaris SA			(53,808)		(717)			(2.04)%
Suedzucker AG			33,622		716			2.03%
United Internet AG			(11,658)		(693)			(1.97)%
Cellnex Telecom SA			(28,293)		(632)			(1.80)%
A2A SpA			365,052		614			1.74%
Azimut Holding SpA			(28,927)		(611)			(1.74)%
Altice NV - A Shares			(23,108)		(533)			(1.51)%
Autogrill SpA			40,008		529			1.50%
Bankia SA			(103,945)		(507)			(1.44)%
Koninklijke Vopak NV			(11,244)		(476)			(1.35)%
NN Group NV			11,889		472			1.34%
Rheinmetall AG			4,457		456			1.29%
Software AG			9,877		435			1.23%
STMicroelectronics NV			24,562		428			1.22%
GEA Group AG			(9,218)		(406)			(1.16)%
Salvatore Ferragamo SpA			(13,642)		(392)			(1.12)%
HUGO BOSS AG			(4,622)		(392)			(1.11)%
Unipol Gruppo Finanziario SpA			88,806		385			1.09%
Kesko OYJ			7,087		382			1.09%
Bayer AG			2,830		363			1.03%
Uniper SE			14,440		360			1.02%
Repsol SA			20,933		360			1.02%
UPM-Kymmene OYJ			13,629		355			1.01%
HOCHTIEF AG			1,965		347			0.98%
Banco BPM SpA			(90,392)		(344)			(0.98)%
Salzgitter AG			7,619		343			0.97%
Prysmian SpA			10,737		338			0.96%
OSRAM Licht AG			4,108		337			0.96%
Enel SpA			54,983		333			0.95%
FUCHS PETROLUB SE			(5,948)		(331)			(0.94)%
Telenet Group Holding NV			(4,785)		(324)			(0.92)%
Banca Generali SpA			(9,782)		(324)			(0.92)%
Talanx AG			7,691		318			0.90%
Recordati SpA			7,308		313			0.89%
Saipem SpA			(83,405)		(310)			(0.88)%
ProSiebenSat.1 Media SE			(9,087)		(305)			(0.87)%
SBM Offshore NV			(18,789)		(301)			(0.85)%
Bayerische Motoren Werke AG			(3,233)		(301)			(0.86)%
Deutsche Lufthansa AG			11,804		296			0.84%
UniCredit SpA			(14,411)		(294)			(0.83)%
Mapfre SA			82,564		293			0.83%
Umicore SA			3,916		292			0.83%
Leonardo SpA			16,926		287			0.81%
Aurubis AG			3,076		275			0.78%
bpost SA			9,594		268			0.76%
E.ON SE			(23,327)		(264)			(0.75)%
Sartorius AG			(2,612)		(260)			(0.74)%

Amounts in thousands except shares

Synthetic Futures

			Notional		Upfront	Unrealized	Fair Value
Counterparty	Reference Entity	Expiration Date	Amount Payments/(Receipts) Appreciation/(Depreciation) Asset Liability
Bank of America NA	BIST 30 Index Future; October 2017	10/31/2017	$124	$	— $	— $	— $	—
Bank of America NA	Canada 10 Year Bond Future;	12/19/2017	(7,196)		—	(17)	—	(17)
	December 2017
Bank of America NA	Euro Bund 10 Year Bund Future;	12/08/2017	19,310		—	(21)	—	(21)
	December 2017

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Synthetic Futures (continued)

			Notional		Upfront	Unrealized		Fair Value
Counterparty	Reference Entity	Expiration Date	Amount		Payments/(Receipts)	Appreciation/(Depreciation)		Asset	Liability
Bank of America NA Euro Buxl 30 Year Bond Future;		12/08/2017	$(794	) $	— $	(1	) $	— $	(1)
	December 2017
Bank of America NA Euro-Bobl 5 Year Future; December		12/08/2017	5,482		—	(3)		—	(3)
	2017
Bank of America NA Euro-BTP Future; December 2017		12/08/2017	161		—	—		—	—
Bank of America NA Euro-OAT Future; December 2017		12/08/2017	186		—	—		—	—
Bank of America NA Euro-Schatz 2 Year Future; December		12/08/2017	15,622		—	(2)		—	(2)
	2017
Bank of America NA FTSE China A50 Index Future;		09/29/2017	121		—	(3)		—	(3)
	September 2017
Bank of America NA HSCEI China Index Future;		09/29/2017	1,440		—	(8)		—	(8)
	September 2017
Bank of America NA Japan 10 Year Bond TSE Future;		09/20/2017	(41,239)		—	(202)		—	(202)
	September 2017
Bank of America NA MSCI Taiwan Index Future;		09/29/2017	515		—	2		2	—
	September 2017
Bank of America NA Nordic Exchange Stockholm Index		09/18/2017	19		—	—		—	—
	Future; September 2017
Bank of America NA Taiwan TAIEX Index Future;		09/21/2017	1,678		—	51		51	—
	September 2017
Bank of America NA Tel Aviv 25 Index Future; September		09/28/2017	(195)		—	—		—	—
	2017
Bank of America NA UK 10 Year Gilt Future; December		12/28/2017	(26,996)		—	(91)		—	(91)
	2017
Bank of America NA US 10 Year Note Future; December		12/20/2017	17,524		—	55		55	—
	2017
Bank of America NA US 2 Year Note Future; December		12/29/2017	(12,546)		—	(2)		—	(2)
	2017
Bank of America NA US 5 Year Note Future; December		12/29/2017	(3,792)		—	(6)		—	(6)
	2017
Bank of America NA US Long Bond Future; December		12/20/2017	(1,093)		—	(8)		—	(8)
	2017
Bank of America NA US Ultra Bond Future; December		12/19/2017	(676)		—	(5)		—	(5)
	2017
Citigroup Inc(a)	Brent Crude Future; November 2017	10/02/2017	1,533		—	167		167	—
Citigroup Inc(a)	Cocoa Future; December 2017	12/30/2017	(79)		—	1		1	—
Citigroup Inc(a)	Cocoa Future;December 2017	12/14/2017	(173)		—	(2)		—	(2)
Citigroup Inc(a)	Coffee 'C' Future; December 2017	12/30/2017	(97)		—	32		32	—
Citigroup Inc(a)	Copper Future; December 2017	12/28/2017	1,239		—	55		55	—
Citigroup Inc(a)	Copper Future; December 2017	12/19/2017	510		—	13		13	—
Citigroup Inc(a)	Corn Future; December 2017	12/19/2017	(1,914)		—	55		55	—
Citigroup Inc(a)	Gasoline RBOB Future; October 2017	10/31/2017	598		—	96		96	—
Citigroup Inc(a)	Gold 100 oz Future; December 2017	12/28/2017	(661)		—	(12)		—	(12)
Citigroup Inc(a)	LME Nickel Future; December 2017	12/19/2017	213		—	2		2	—
Citigroup Inc(a)	LME PRI Alum Future; December	12/19/2017	583		—	6		6	—
	2017
Citigroup Inc(a)	LME Zinc Future; December 2017	12/19/2017	315		—	3		3	—
Citigroup Inc(a)	Low Sulphur Gasoline Future;	11/01/2017	1,007		—	43		43	—
	October 2017
Citigroup Inc(a)	Natural Gas Future; October 2017	11/01/2017	(30)		—	(53)		—	(53)
Citigroup Inc(a)	NY Harb ULSD Future; October 2017	10/31/2017	293		—	58		58	—
Citigroup Inc(a)	Platinum Future; October 2017	10/30/2017	(50)		—	(5)		—	(5)
Citigroup Inc(a)	Soybean Future; November 2017	11/16/2017	(4,254)		—	10		10	—
Citigroup Inc(a)	Sugar #11 Future; October 2017	12/15/2017	(903)		—	(24)		—	(24)
Citigroup Inc(a)	Wheat Future; December 2017	12/19/2017	(521)		—	2		2	—
Citigroup Inc(a)	WTI Crude Future; October 2017	11/01/2017	(142)		—	(1)		—	(1)
Merrill Lynch(a)	Brent Crude Future; November 2017	10/02/2017	2,062		—	—		—	—
Merrill Lynch(a)	Cocoa Future; December 2017	12/30/2017	(20)		—	—		—	—
Merrill Lynch(a)	Coffee 'C' Future; December 2017	12/30/2017	(582)		—	—		—	—
Merrill Lynch(a)	Copper Future; December 2017	12/28/2017	465		—	—		—	—
Merrill Lynch(a)	Corn Future; December 2017	12/19/2017	(89)		—	—		—	—
Merrill Lynch(a)	Cotton No.2 Future; December 2017	12/07/2017	(177)		—	(9)		—	(9)
Merrill Lynch(a)	Gasoline RBOB Future; October 2017	10/31/2017	149		—	—		—	—
Merrill Lynch(a)	KC HRW Wheat Future; December	12/30/2017	(305)		—	(4)		—	(4)
	2017
Merrill Lynch(a)	Lean Hogs Future; October 2017	10/16/2017	(74)		—	—		—	—
Merrill Lynch(a)	Live Cattle Future; October 2017	11/15/2017	295		—	(35)		—	(35)
Merrill Lynch(a)	Natural Gas Future; October 2017	11/01/2017	(730)		—	—		—	—
Merrill Lynch(a)	NY Harb ULSD Future; October 2017	10/31/2017	658		—	—		—	—
Merrill Lynch(a)	Palladium Future; December 2017	12/28/2017	373		—	2		2	—
Merrill Lynch(a)	Soybean Meal Future; December 2017	12/18/2017	(899)		—	18		18	—
Merrill Lynch(a)	Soybean Oil Future; December 2017	12/26/2017	210		—	4		4	—
Merrill Lynch(a)	Wheat Future; December 2017	12/19/2017	(391)		—	—		—	—
See accompanying notes.			147

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Synthetic Futures (continued)

				Notional	Upfront	Unrealized		Fair Value
Counterparty	Reference Entity	Expiration Date		Amount	Payments/(Receipts)	Appreciation/(Depreciation)		Asset	Liability
Morgan Stanley & Co BIST 30 Index Future; October 2017			10/31/2017	$323	$—		$1	$1	$—
Morgan Stanley & Co Bovespa Index Future; October 2017			10/19/2017	795	—		26	26	—
Morgan Stanley & Co FTSE China A50 Index Future;			09/29/2017	351	—		—	—	—
	September 2017
Morgan Stanley & Co Hang Seng Index Future; September			09/29/2017	892	—		8	8	—
	2017
Morgan Stanley & Co HSCEI China Index Future;			09/29/2017	1,728	—		—	—	—
	September 2017
Morgan Stanley & Co KOSPI 200 Index Future; September			09/15/2017	4,643	—		(2)	—	(2)
	2017
Morgan Stanley & Co MSCI Singapore Index Future;			09/29/2017	27	—		—	—	—
	September 2017
Morgan Stanley & Co MSCI Taiwan Index Future;			09/29/2017	396	—		—	—	—
	September 2017
Morgan Stanley & Co SGX CNX Nifty Index Future;			09/29/2017	(855)	—		(1)	—	(1)
	September 2017
Morgan Stanley & Co Swiss Market Index Future;			09/16/2017	(12,276)	—		(75)	159	—
	September 2017
Morgan Stanley & Co Taiwan TAIEX Index Future;			09/21/2017	140	—		—	—	—
	September 2017
Morgan Stanley & Co WIG 20 Index Future; September			09/16/2017	421	—		31	31	—
	2017
Total					$—		$149	$900	$(517)

Amounts in thousands
(a) All or a portion of this security is owned by the GMS Cayman Corporation, which is a 100% owned subsidiary of the fund.

Reverse Repurchase Agreements

Counterparty		Coupon Rate	Maturity Date		Principal Amount	Payable for Reverse Repurchase Agreements
Barclays Bank PLC		(1.65%)	Open ended $		3,970	$		(3,986)
Merrill Lynch		(1.24%)	09/01/2017		10,287			(10,287)
Merrill Lynch		(1.28%)	09/01/2017		9,603			(9,603)
Merrill Lynch		(1.15%)	09/01/2017		10,773			(10,774)
Merrill Lynch		(1.01%)	09/01/2017		28,467			(28,468)
Merrill Lynch		(0.71%)	09/01/2017		10,119			(10,119)
Merrill Lynch		(1.26%)	09/01/2017		25,620			(25,621)
Total						$		(98,858)

Amounts in thousands

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Short Sales Outstanding

COMMON STOCKS - (11.31)%	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Advertising - (0.02)%			Biotechnology (continued)
JCDecaux SA	19,498	$638	Innoviva Inc	9,792	$138
			Seattle Genetics Inc	8,554	449

Aerospace & Defense - (0.15)%					$776
BAE Systems PLC	98,846	777	Building Materials - (0.01)%
Harris Corp	7,640	939	Martin Marietta Materials Inc	1,527	324
TransDigm Group Inc	9,568	2,494

		$4,210	Chemicals - (0.39)%
Agriculture - (0.08)%			Air Liquide SA	13,818	1,687
Bunge Ltd	8,793	656	CF Industries Holdings Inc	60,201	1,745
Japan Tobacco Inc	53,800	1,843	Clariant AG	104,523	2,525
		$2,499	Dow Chemical Co/The	22,458	1,497

Airlines - (0.10)%			K+S AG	28,558	681
			Kansai Paint Co Ltd	35,700	908
American Airlines Group Inc	36,682	1,641	Potash Corp of Saskatchewan Inc	12,767	222
easyJet PLC	57,946	898	Praxair Inc	4,428	582
Singapore Airlines Ltd	53,700	409	Taiyo Nippon Sanso Corp	41,400	484
		$2,948	Toray Industries Inc	69,300	661
Apparel - (0.12)%					$10,992
Hanesbrands Inc	84,599	2,052	Commercial Services - (0.28)%
Under Armour Inc - Class C	86,495	1,306	Automatic Data Processing Inc	13,159	1,401
		$3,358	Capita PLC	46,347	389
Automobile Manufacturers - (0.21)%			Element Fleet Management Corp	11,133	83
Daimler AG	18,923	1,381	H&R Block Inc	47,113	1,260
Ferrari NV	11,899	1,363	MacDonald Dettwiler & Associates Ltd	5,931	326
Ford Motor Co	135,931	1,499	Nielsen Holdings PLC	9,278	361
General Motors Co	7,999	292	Park24 Co Ltd	33,700	811
Tesla Inc	844	300	Sabre Corp	45,252	834
Toyota Motor Corp	22,000	1,239	Securitas AB	74,178	1,220
		$6,074	Transurban Group	127,721	1,238
			Vantiv Inc	5,270	373
Automobile Parts & Equipment - (0.11)%					$8,296
BorgWarner Inc	6,784	315
Goodyear Tire & Rubber Co/The	61,931	1,877	Computers - (0.02)%
Meritor Inc	24,483	486	BlackBerry Ltd	37,500	347
Yokohama Rubber Co Ltd/The	16,900	312	NCR Corp	6,116	223
		$2,990			$570

Banks - (0.52)%			Consumer Products - (0.04)%
Banco Santander SA	482,017	3,141	Spectrum Brands Holdings Inc	9,542	1,049
Bank of Kyoto Ltd/The	144,000	1,330
Bank of Queensland Ltd	23,494	236	Cosmetics & Personal Care - (0.10)%
Chugoku Bank Ltd/The	40,300	543	Coty Inc	109,520	1,816
CIT Group Inc	12,189	547	Shiseido Co Ltd	26,000	1,077
Columbia Banking System Inc	6,144	228			$2,893
Commonwealth Bank of Australia	15,740	951
First Financial Bancorp	557	13	Distribution & Wholesale - (0.23)%
First Horizon National Corp	21,274	366	Fossil Group Inc	504,287	4,181
Goldman Sachs Group Inc/The	2,602	582	G-III Apparel Group Ltd	12,192	335
Home BancShares Inc/AR	3,818	89	Marubeni Corp	304,600	1,982
HSBC Holdings PLC	45,424	440			$6,498

ING Groep NV	42,075	747	Diversified Financial Services - (0.24)%
KeyCorp	47,390	816
			AEON Financial Service Co Ltd	33,200	704
Morgan Stanley	30,082	1,369
			Affiliated Managers Group Inc	4,717	833
PacWest Bancorp	3,593	162
			Ally Financial Inc	90,275	2,040
Signature Bank/New York NY	12,866	1,651
			CBOE Holdings Inc	13,890	1,402
South State Corp	654	54
			Daiwa Securities Group Inc	86,000	470
Sumitomo Mitsui Trust Holdings Inc	22,800	787
			Japan Exchange Group Inc	43,700	745
UBS Group AG	48,587	801
			Mitsubishi UFJ Lease & Finance Co Ltd	46,200	234
		$14,853	PRA Group Inc	1,363	39
Beverages - (0.19)%			Provident Financial PLC	47,757	546
Anheuser-Busch InBev SA/NV	11,128	1,318			$7,013

Brown-Forman Corp - B Shares	29,433	1,561	Electric - (0.42)%
Coca-Cola Bottlers Japan Inc	36,100	1,237
			Atco Ltd/Canada	9,400	346
Treasury Wine Estates Ltd	107,982	1,244
			Black Hills Corp	10,024	706
		$5,360	Chugoku Electric Power Co Inc/The	146,600	1,690
Biotechnology - (0.03)%			Dominion Energy Inc	859	68
Acorda Therapeutics Inc	5,111	106	Electric Power Development Co Ltd	30,000	821
AMAG Pharmaceuticals Inc	4,979	83	Emera Inc	42,300	1,625

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Electric (continued)			Healthcare - Products (continued)
Exelon Corp	53,029	$2,008	Thermo Fisher Scientific Inc	3,088	$578
FirstEnergy Corp	23,918	779			$7,042

Fortis Inc/Canada	9,900	362	Healthcare - Services - (0.32)%
Great Plains Energy Inc	43,966	1,349
Kyushu Electric Power Co Inc	61,800	727	Anthem Inc	36,368	7,130
NRG Yield Inc - A Shares	7,433	135	Envision Healthcare Corp	15,844	830
NRG Yield Inc - C Shares	2,291	42	Sonic Healthcare Ltd	69,221	1,205
Power Assets Holdings Ltd	92,000	812			$9,165
SCANA Corp	7,039	425	Holding Companies - Diversified - (0.02)%
		$11,895	Wendel SA	2,989	474
Electrical Components & Equipment - (0.11)%
Acuity Brands Inc	4,884	863	Home Builders - (0.02)%
Casio Computer Co Ltd	54,200	767	PulteGroup Inc	16,578	428
Energizer Holdings Inc	20,489	905

General Cable Corp	1,887	32	Insurance - (0.43)%
Littelfuse Inc	156	29
Nidec Corp	5,300	601	Allianz SE	2,703	579
SunPower Corp	1,153	10	Berkshire Hathaway Inc - Class B	20,640	3,739
		$3,207	Challenger Ltd/Australia	29,864	299
			Chubb Ltd	5,159	730
Electronics - (0.10)%			Great-West Lifeco Inc	60,900	1,687
Hamamatsu Photonics KK	28,500	883	Industrial Alliance Insurance & Financial	31,400	1,347
Murata Manufacturing Co Ltd	2,300	352	Services Inc
Nippon Electric Glass Co Ltd	7,300	278	Power Corp of Canada	43,900	1,073
TTM Technologies Inc	50,220	715	Power Financial Corp	66,600	1,798
Vishay Intertechnology Inc	20,478	363	Sony Financial Holdings Inc	43,700	689
		$2,591	Voya Financial Inc	8,127	311

Engineering & Construction - (0.19)%					$12,252
Aeroports de Paris	12,121	2,162	Internet - (0.59)%
Ferrovial SA	55,919	1,276	Alibaba Group Holding Ltd ADR	20,437	3,510
JGC Corp	99,500	1,599	Expedia Inc	3,039	451
		$5,037	Iliad SA	8,926	2,306

Entertainment - (0.04)%			Liberty Ventures	1,811	111
			Netflix Inc	10,688	1,867
Oriental Land Co Ltd/Japan	11,400	857	New Media Investment Group Inc	114,815	1,583
Paddy Power Betfair PLC	4,010	352	Rakuten Inc	25,700	305
		$1,209	Shopify Inc	8,400	928
Environmental Control - (0.01)%			Twitter Inc	45,640	772
Stericycle Inc	5,550	399	United Internet AG	26,489	1,574
			VeriSign Inc	24,005	2,491
			Zillow Group Inc - C Shares	24,905	987
Food - (0.27)%					$16,885
Calbee Inc	29,700	1,015
Chr Hansen Holding A/S	4,034	348	Investment Companies - (0.12)%
Colruyt SA	8,248	458	Ares Capital Corp	1,547	25
Empire Co Ltd	42,200	709	Eurazeo SA	16,457	1,361
Hormel Foods Corp	24,123	741	Groupe Bruxelles Lambert SA	19,079	1,942
ICA Gruppen AB	23,984	956	Prospect Capital Corp	1,228	8
Kraft Heinz Co/The	15,220	1,229			$3,336

Kroger Co/The	78,173	1,710	Iron & Steel - (0.08)%
Mondelez International Inc	14,170	576
			Allegheny Technologies Inc	7,612	158
Post Holdings Inc	1,219	104
			JFE Holdings Inc	27,500	542
		$7,846	Kobe Steel Ltd	110,000	1,326
Forest Products & Paper - (0.03)%					$2,026
International Paper Co	18,404	991	Leisure Products & Services - (0.02)%
			Harley-Davidson Inc	13,242	623
Gas - (0.03)%
Sempra Energy	7,750	914	Lodging - (0.19)%
			Accor SA	46,164	2,136
Healthcare - Products - (0.26)%			MGM Resorts International	86,205	2,841
Abbott Laboratories	26,270	1,338	Wynn Resorts Ltd	2,023	281
Becton Dickinson and Co	3,649	728			$5,258

Essilor International SA	15,995	2,020	Machinery - Diversified - (0.19)%
Olympus Corp	38,600	1,337
QIAGEN NV	7,000	226	Flowserve Corp	38,304	1,505
ResMed Inc	10,502	815	GEA Group AG	16,397	723
			Kone OYJ	15,918	864
			MAN SE	3,392	381
			Wabtec Corp/DE	22,210	1,567

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Machinery - Diversified (continued)			Pharmaceuticals (continued)
Yaskawa Electric Corp	14,100	$427	Allergan PLC	13,248	$3,040
		$5,467	AmerisourceBergen Corp	23,547	1,890

Media - (0.27)%			Cardinal Health Inc	18,468	1,246
			Chugai Pharmaceutical Co Ltd	34,600	1,414
Altice NV - A Shares	25,163	581	DexCom Inc	9,685	723
Charter Communications Inc	4,986	1,987	Merck KGaA	8,339	917
Discovery Communications Inc - C Shares	18,187	382	Ono Pharmaceutical Co Ltd	36,900	756
EW Scripps Co/The	124,218	2,221	Otsuka Holdings Co Ltd	10,000	403
Liberty Broadband Corp - C Shares	5,290	537	Perrigo Co PLC	8,139	643
Liberty Global PLC - A Shares	40,213	1,367	Santen Pharmaceutical Co Ltd	125,600	1,957
Telenet Group Holding NV	7,782	527	Suzuken Co Ltd/Aichi Japan	12,600	459
		$7,602	Takeda Pharmaceutical Co Ltd	10,400	577
Metal Fabrication & Hardware - (0.05)%			Teva Pharmaceutical Industries Ltd ADR	11,252	178
MISUMI Group Inc	15,200	390	Vifor Pharma AG	15,156	1,535
Rexnord Corp	4,913	117			$15,919
Tenaris SA	84,867	1,131	Pipelines - (0.14)%
		$1,638	Enbridge Inc	29,800	1,191
Mining - (0.17)%			Keyera Corp	10,300	299
BHP Billiton Ltd	65,843	1,433	ONEOK Inc	19,559	1,059
Cameco Corp	80,000	802	Pembina Pipeline Corp	45,494	1,467
Fresnillo PLC	12,570	263			$4,016
Goldcorp Inc	27,400	377	Real Estate - (0.10)%
Mitsubishi Materials Corp	22,900	823	Deutsche Wohnen SE	20,560	874
Randgold Resources Ltd	2,702	277	Nomura Real Estate Holdings Inc	66,400	1,371
Sumitomo Metal Mining Co Ltd	56,000	966	REA Group Ltd	10,377	548
		$4,941			$2,793

Miscellaneous Manufacturers - (0.06)%			REITs - (0.21)%
Konica Minolta Inc	28,500	227	Blackstone Mortgage Trust Inc	273	8
Textron Inc	27,370	1,344	Colony NorthStar Inc	12,290	161
		$1,571	Digital Realty Trust Inc	19,786	2,342
Office & Business Equipment - (0.17)%			Host Hotels & Resorts Inc	49,783	902
Ricoh Co Ltd	177,700	1,780	Invitation Homes Inc	657	15
Seiko Epson Corp	59,400	1,524	RLJ Lodging Trust	5,733	116
Xerox Corp	44,613	1,440	Sabra Health Care REIT Inc	38,327	837
		$4,744	Spirit Realty Capital Inc	7,436	65
			Starwood Property Trust Inc	434	10
Oil & Gas - (0.37)%			Welltower Inc	20,905	1,531
Antero Resources Corp	30,974	610			$5,987
BP PLC	181,501	1,048
Cabot Oil & Gas Corp	26,150	668	Retail - (1.03)%
Chesapeake Energy Corp	29,018	106	Advance Auto Parts Inc	12,483	1,222
Eni SpA	78,913	1,239	AutoNation Inc	11,768	534
Ensco PLC	49,590	211	AutoZone Inc	620	328
EOG Resources Inc	7,266	617	Bed Bath & Beyond Inc	52,101	1,437
EQT Corp	20,846	1,299	Best Buy Co Inc	7,439	404
Helmerich & Payne Inc	4,325	183	CarMax Inc	17,387	1,167
Patterson-UTI Energy Inc	11,002	176	Dick's Sporting Goods Inc	9,288	245
PrairieSky Royalty Ltd	59,500	1,398	Dillard's Inc	29,964	1,822
Statoil ASA	43,990	833	Domino's Pizza Enterprises Ltd	12,911	444
Suncor Energy Inc	28,800	903	Dufry AG	15,904	2,453
TOTAL SA	10,253	532	FamilyMart UNY Holdings Co Ltd	12,700	688
Vermilion Energy Inc	10,000	326	Foot Locker Inc	7,257	256
Woodside Petroleum Ltd	18,770	432	Gap Inc/The	61,333	1,448
		$10,581	GNC Holdings Inc	29,363	244
			Hennes & Mauritz AB	42,448	1,076
Oil & Gas Services - (0.07)%			Isetan Mitsukoshi Holdings Ltd	75,500	777
Keane Group Inc	29,700	385	J Front Retailing Co Ltd	40,300	562
ProPetro Holding Corp	33,180	382	JC Penney Co Inc	129,672	502
RPC Inc	29,965	582	Kohl's Corp	111,111	4,420
Superior Energy Services Inc	22,014	181	L Brands Inc	12,068	437
Weatherford International PLC	140,065	536	Liberty Interactive Corp QVC Group	15,399	341
		$2,066	Macy's Inc	54,003	1,122
Packaging & Containers - (0.11)%			Marui Group Co Ltd	62,500	875
Ball Corp	77,730	3,108	McDonald's Holdings Co Japan Ltd	19,700	875
			Nordstrom Inc	46,806	2,088
			Ryohin Keikaku Co Ltd	5,700	1,583
Pharmaceuticals - (0.57)%			Signet Jewelers Ltd	16,474	1,039
Alkermes PLC	3,561	181	Staples Inc	36,393	372
			Tiffany & Co	4,240	388

See accompanying notes.

Consolidated Schedule of Investments
Global Multi-Strategy Fund
August 31, 2017

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value (000's)
				Principal
Retail (continued)			BONDS (continued)	Amount (000's) Value (000's)
Tractor Supply Co	9,881	$588	Commercial Services (continued)
		$29,737	Hertz Corp/The

Savings & Loans - (0.11)%			6.75%, 04/15/2019	$996	$992
					$1,358
BofI Holding Inc	101,114	2,681
Sterling Bancorp/DE	21,358	479	Diversified Financial Services - (0.06)%
		$3,160	International Lease Finance Corp

Semiconductors - (0.71)%			5.88%, 08/15/2022	1,436	1,624
Advanced Micro Devices Inc	23,286	303
Intel Corp	139,927	4,907	Food - (0.08)%
Lam Research Corp	59,474	9,872	Flowers Foods Inc
Microchip Technology Inc	32,800	2,847	4.38%, 04/01/2022	2,220	2,382
Micron Technology Inc	26,972	862
QUALCOMM Inc	24,607	1,286	Oil & Gas - (0.10)%
Synaptics Inc	858	36	SM Energy Co
		$20,113	6.50%, 01/01/2023	1,074	1,028
Software - (0.06)%			6.75%, 09/15/2026	1,825	1,720
Evolent Health Inc	351	6			$2,748
Splunk Inc	27,352	1,835	Pharmaceuticals - (0.18)%
		$1,841	Endo Finance LLC
Telecommunications - (0.36)%			5.75%, 01/15/2022	5,841	5,228
AT&T Inc	19,754	740
CenturyLink Inc	43,126	851	Retail - (0.05)%
Ciena Corp	32,566	704	Macy's Retail Holdings Inc
CommScope Holding Co Inc	47,779	1,580	4.50%, 12/15/2034	1,677	1,452
Hikari Tsushin Inc	4,600	570
Nokia OYJ	171,224	1,062
SES SA	68,430	1,565	Sovereign - (0.38)%
SoftBank Group Corp	16,100	1,311	Colombia Government International Bond
Straight Path Communications Inc	1,100	196	4.50%, 01/28/2026	598	641
Swisscom AG	811	409	Turkey Government International Bond
T-Mobile US Inc	14,168	917	7.38%, 02/05/2025	5,695	6,726
Zayo Group Holdings Inc	12,653	432	Venezuela Government International Bond
		$10,337	9.25%, 05/07/2028	10,000	3,525
					$10,892
Transportation - (0.44)%			TOTAL BONDS (proceeds $25,898)		$25,684
AP Moller - Maersk A/S	1,072	2,215		Principal
Atlas Air Worldwide Holdings Inc	2,041	136	CONVERTIBLE BONDS - (0.05)%	Amount (000's) Value (000's)
CH Robinson Worldwide Inc	18,561	1,311
FedEx Corp	6,190	1,327	Chemicals - 0.00%
Keihan Holdings Co Ltd	204,000	1,231	RPM International Inc
Keikyu Corp	49,000	521	2.25%, 12/15/2020	50	56
Knight Transportation Inc	17,008	664
MTR Corp Ltd	102,063	597	Commercial Services - (0.01)%
Odakyu Electric Railway Co Ltd	33,200	643	Macquarie Infrastructure Corp
Seibu Holdings Inc	76,500	1,317	2.88%, 07/15/2019	125	135
Ship Finance International Ltd	5,841	76	Square Inc
United Parcel Service Inc	14,265	1,631	0.38%, 03/01/2022	100	132
Yamato Holdings Co Ltd	52,800	1,126
					$267
		$12,795

			Diversified Financial Services - (0.01)%
Water - (0.03)%			Blackhawk Network Holdings Inc
United Utilities Group PLC	69,907	822	1.50%, 01/15/2022	75	85

TOTAL COMMON STOCKS (proceeds $306,927)		$322,157
INVESTMENT COMPANIES - (0.02)%	Shares	Value (000's)	Healthcare - Services - 0.00%
			Teladoc Inc
Exchange Traded Funds - (0.02)%			3.00%, 12/15/2022	50	54
SPDR S&P Oil & Gas Equipment & Services	37,240	503
ETF
VanEck Vectors Oil Services ET	8,667	192	Internet - (0.01)%
		$695	Liberty Expedia Holdings Inc
TOTAL INVESTMENT COMPANIES (proceeds $887)		$695	1.00%, 06/30/2047	100	106
	Principal		Priceline Group Inc/The
BONDS - (0.90)%	Amount (000's)	Value (000's)	0.90%, 09/15/2021	225	257
					$363

Commercial Services - (0.05)%
Cenveo Corp			Pharmaceuticals - (0.01)%
8.50%, 09/15/2022	$642	$366	Neurocrine Biosciences Inc
			2.25%, 05/15/2024	275	300

See accompanying notes.

	Consolidated Schedule of Investments
		Global Multi-Strategy Fund
		August 31, 2017

		Short Sales Outstanding

	Principal
CONVERTIBLE BONDS (continued)	Amount (000's)	Value (000's)

Software - (0.01)%
Nice Systems Inc
1.25%, 01/15/2024	$25	$27
Nuance Communications Inc
1.00%, 12/15/2035	275	262
		$289
TOTAL CONVERTIBLE BONDS (proceeds $1,345)		$1,414
U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - (5.65)%	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) - (1.78)%
3.50%, 09/01/2045	$49,000	$50,771

U.S. Treasury - (1.85)%
1.50%, 08/15/2020	6,480	6,492
1.63%, 03/31/2019	11,622	11,681
1.63%, 08/31/2022	20,866	20,783
2.13%, 07/31/2024	13,499	13,659
		$52,615

U.S. Treasury Inflation-Indexed Obligations - (2.02)%
0.13%, 01/15/2022	5,179	5,209
0.13%, 04/15/2022	14,459	14,502
0.13%, 07/15/2022	18,119	18,262
0.63%, 07/15/2021	19,099	19,673
		$57,646
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY		$161,032
OBLIGATIONS (proceeds $160,437)
TOTAL SHORT SALES (proceeds $495,494)		$510,982

See accompanying notes.

Schedule of Investments Global Opportunities Fund August 31, 2017

COMMON STOCKS - 97.09%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 2.49%			Environmental Control - 1.42%
L3 Technologies Inc	77,630	$14,088	Waste Management Inc	176,119	$13,581
Lockheed Martin Corp	31,579	9,644
		$23,732	Food - 1.99%
Agriculture - 3.54%			Campbell Soup Co	186,578	8,620
			WH Group Ltd (b)	9,869,500	10,345
British American Tobacco PLC	273,523	17,063
Philip Morris International Inc	142,425	16,654			$18,965
		$33,717	Healthcare - Products - 1.57%
Airlines - 2.16%			Lonza Group AG (a)	59,083	14,979
ANA Holdings Inc	2,627,000	9,753
Southwest Airlines Co	208,676	10,881	Healthcare - Services - 5.16%
		$20,634	Anthem Inc	49,739	9,751
Apparel - 1.05%			Fresenius SE & Co KGaA	99,615	8,455
LVMH Moet Hennessy Louis Vuitton SE	38,063	9,998	Humana Inc	41,789	10,765
			ICON PLC (a)	52,086	5,906
Automobile Manufacturers - 1.41%			UnitedHealth Group Inc	71,824	14,286
Suzuki Motor Corp	267,800	13,447			$49,163
			Holding Companies - Diversified - 0.89%
Banks - 8.63%			Wharf Holdings Ltd/The	884,000	8,433
Bank of America Corp	400,821	9,576
CaixaBank SA	1,971,073	10,198	Insurance - 7.85%
			Athene Holding Ltd (a)	189,400	10,135
Danske Bank A/S	254,633	9,906
East West Bancorp Inc	169,716	9,397	Everest Re Group Ltd	46,526	11,747
Grupo Financiero Banorte SAB de CV	1,260,300	8,600	NN Group NV	316,406	12,562
JPMorgan Chase & Co	205,677	18,694	Ping An Insurance Group Co of China Ltd	1,162,000	9,255
Lloyds Banking Group PLC	8,923,303	7,355	Progressive Corp/The	149,171	6,934
Swedbank AB	315,066	8,522	Reinsurance Group of America Inc	61,297	8,241
		$82,248	SCOR SE	225,963	9,460
Beverages - 1.33%			Swiss Life Holding AG (a)	18,219	6,522
Diageo PLC	379,153	12,682			$74,856
			Internet - 5.34%
Biotechnology - 2.24%			Alibaba Group Holding Ltd ADR(a)	31,525	5,414
Celgene Corp (a)	87,819	12,200	Alphabet Inc - A Shares (a)	27,573	26,339
Genmab A/S (a)	39,209	9,181	Amazon.com Inc (a)	9,773	9,584
			Facebook Inc (a)	55,581	9,558
		$21,381
Building Materials - 0.61%					$50,895
Asahi Glass Co Ltd	148,500	5,798	Lodging - 1.34%
			Extended Stay America Inc	650,767	12,749
Commercial Services - 1.78%
Aramark	306,733	12,481	Machinery - Construction & Mining - 1.01%
Qualicorp SA	406,900	4,501	Hitachi Ltd	1,404,000	9,665
		$16,982
Computers - 4.47%			Machinery - Diversified - 1.08%
Accenture PLC - Class A	104,501	13,664	Cummins Inc	64,445	10,271
Atos SE	53,544	8,259
DXC Technology Co	145,572	12,374	Media - 0.93%
Leidos Holdings Inc	142,799	8,328	CBS Corp	137,669	8,819
			I-CABLE Communications Ltd (a)	432,427	16
		$42,625
Consumer Products - 1.21%					$8,835
Reckitt Benckiser Group PLC	121,866	11,556	Oil & Gas - 3.13%
			Chevron Corp	126,081	13,569
Cosmetics & Personal Care - 3.44%			EOG Resources Inc	56,087	4,767
Colgate-Palmolive Co	219,959	15,758	Repsol SA	669,772	11,524
Unilever NV	286,533	17,058			$29,860
		$32,816	Pharmaceuticals - 5.56%
Distribution & Wholesale - 0.68%			AbbVie Inc	267,450	20,139
Mitsubishi Corp	280,900	6,499	Bayer AG	105,298	13,496
			Merck & Co Inc	227,586	14,534
Diversified Financial Services - 1.69%			Roche Holding AG	18,890	4,799
Amundi SA (b)	78,237	6,022			$52,968
KB Financial Group Inc	205,354	10,103	Pipelines - 1.33%
		$16,125	Pembina Pipeline Corp	393,000	12,667
Electric - 6.25%
American Electric Power Co Inc	154,560	11,380	Real Estate - 1.97%
CenterPoint Energy Inc	451,119	13,362	Sun Hung Kai Properties Ltd	612,000	10,228
Enel SpA	1,881,893	11,401	Vonovia SE	202,211	8,553
Exelon Corp	263,261	9,970			$18,781
Iberdrola SA	1,646,090	13,469	REITs - 3.58%
		$59,582	American Tower Corp	100,494	14,878
Electrical Components & Equipment - 0.98%			Prologis Inc	177,781	11,264
OSRAM Licht AG	114,144	9,376	Summit Hotel Properties Inc	541,146	8,031
					$34,173

See accompanying notes.

		Schedule of Investments
		Global Opportunities Fund
		August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)
Retail - 1.81%
Wal-Mart Stores Inc	220,697	$17,230

Semiconductors - 1.21%
Samsung Electronics Co Ltd	5,624	11,577

Software - 2.89%
Microsoft Corp	232,564	17,389
Synopsys Inc (a)	125,798	10,116
		$27,505
Telecommunications - 3.07%
Cisco Systems Inc	553,523	17,829
Orange SA	672,185	11,413
		$29,242
TOTAL COMMON STOCKS		$925,593
INVESTMENT COMPANIES - 3.69%	Shares Held	Value (000's)
Money Market Funds - 3.69%
Morgan Stanley Institutional Liquidity Funds -	35,221,115	35,221
Government Portfolio

TOTAL INVESTMENT COMPANIES		$35,221
Total Investments		$960,814
Other Assets and Liabilities - (0.78)%		$(7,404)
TOTAL NET ASSETS - 100.00%		$953,410

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $16,367 or 1.72% of net assets.

Portfolio Summary (unaudited)

Country	Percent
United States	55.54%
United Kingdom	6.89%
France	4.74%
Japan	4.73%
Germany	4.19%
Spain	3.69%
Hong Kong	3.05%
Switzerland	2.75%
Korea, Republic Of	2.27%
Ireland	2.05%
Denmark	2.00%
China	1.54%
Canada	1.33%
Netherlands	1.32%
Bermuda	1.23%
Italy	1.20%
Mexico	0.90%
Sweden	0.89%
Brazil	0.47%
Other Assets and Liabilities	(0.78)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

     Schedule of Investments International Small Company Fund August 31, 2017

COMMON STOCKS - 99.16%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Airlines - 0.75%			Distribution & Wholesale - 0.60%
Air Canada (a)	223,400	$4,175	Inchcape PLC	562,206	$6,057
Wizz Air Holdings Plc (a),(b)	89,878	3,429
		$7,604	Diversified Financial Services - 2.70%
Apparel - 1.54%			Anima Holding SpA (b)	603,206	4,618
boohoo.com plc (a)	2,346,231	6,878	Euronext NV (b)	73,825	4,244
Moncler SpA	305,333	8,688	Fuyo General Lease Co Ltd	51,000	3,091
		$15,566	Mebuki Financial Group Inc	1,510,410	5,356
Automobile Manufacturers - 1.27%			TP ICAP PLC	831,266	5,305
New Flyer Industries Inc	209,000	8,593	Zenkoku Hosho Co Ltd	113,500	4,616
Shinmaywa Industries Ltd	490,400	4,255			$27,230
		$12,848	Electric - 1.18%
Automobile Parts & Equipment - 3.87%			Capital Power Corp	244,700	5,146
Cie Plastic Omnium SA	137,368	5,208	Iren SpA	2,449,610	6,718
Daikyonishikawa Corp	251,500	3,919			$11,864
FCC Co Ltd	217,400	4,702	Electrical Components & Equipment - 3.09%
Georg Fischer AG	8,038	9,265	Fujikura Ltd	763,600	6,213
Rheinmetall AG	89,397	9,144	Furukawa Electric Co Ltd	153,100	8,314
Unipres Corp	265,190	6,791	Nexans SA	98,101	5,472
		$39,029	NV Bekaert SA	83,147	3,969
Banks - 3.58%			Philips Lighting NV (b)	194,019	7,163
77 Bank Ltd/The	1,185,000	5,523			$31,131
Aareal Bank AG	185,897	7,616	Electronics - 1.67%
Israel Discount Bank Ltd (a)	2,169,297	5,413	Alps Electric Co Ltd	131,500	3,616
Mediobanca SpA	621,604	6,394	CMK Corp	370,200	3,629
Mizrahi Tefahot Bank Ltd	311,610	5,553	Mycronic AB	284,808	2,680
			Orbotech Ltd (a)	123,556	4,910
Virgin Money Holdings UK PLC	1,613,999	5,554
		$36,053	Sumida Corp	106,200	2,015
Beverages - 1.75%					$16,850
Coca-Cola Bottlers Japan Inc	168,800	5,782	Engineering & Construction - 4.00%
Fevertree Drinks PLC	174,428	5,563	Cie d'Entreprises CFE	21,776	3,061
Royal Unibrew A/S	114,045	6,254	Downer EDI Ltd	1,057,518	6,010
		$17,599	KAWADA TECHNOLOGIES Inc	37,300	1,999
Biotechnology - 0.58%			Kinden Corp	307,400	5,025
Abcam PLC	426,888	5,871	Kyudenko Corp	141,300	5,748
			Maeda Corp	448,000	5,479
Building Materials - 2.48%			Toda Corp	718,000	5,164
Buzzi Unicem SpA	247,886	6,079	Toshiba Plant Systems & Services Corp	232,700	4,008
Ibstock PLC (b)	1,195,609	3,634	Yokogawa Bridge Holdings Corp	215,100	3,851
Nichiha Corp	148,200	5,403			$40,345
Wienerberger AG	117,239	2,533	Entertainment - 1.04%
Xinyi Glass Holdings Ltd	7,342,000	7,330	GVC Holdings PLC	585,462	5,911
			Stars Group Inc/The (a)	278,300	4,578
		$24,979
Chemicals - 2.81%					$10,489
Denka Co Ltd	667,000	4,248	Food - 3.86%
DIC Corp	113,400	4,012	Ebro Foods SA	225,476	5,379
Sanyo Chemical Industries Ltd	69,400	3,648	Ezaki Glico Co Ltd	75,000	3,986
Showa Denko KK	317,000	8,447	Greencore Group PLC	1,156,578	3,065
Tosoh Corp	410,000	4,820	Greenyard NV	98,790	2,420
Zeon Corp	246,000	3,106	Megmilk Snow Brand Co Ltd	143,600	4,218
		$28,281	Morinaga Milk Industry Co Ltd	579,000	4,577
Commercial Services - 3.88%			Nichirei Corp	205,200	5,425
Evotec AG (a)	32,898	633	Sonae SGPS SA	4,253,501	4,762
Hays PLC	3,181,355	7,528	SSP Group Plc	704,684	5,037
Kanamoto Co Ltd	159,900	5,700			$38,869
Loomis AB	184,906	6,747	Forest Products & Paper - 1.66%
QinetiQ Group PLC	1,430,505	4,259	Cascades Inc	197,300	2,307
Rentokil Initial PLC	2,052,400	8,086	Smurfit Kappa Group PLC	249,690	7,609
Societa Iniziative Autostradali e Servizi SpA	408,101	6,101	Sumitomo Forestry Co Ltd	436,100	6,803
		$39,054			$16,719
Computers - 2.79%			Gas - 0.62%
Bechtle AG	47,700	3,295	Rubis SCA	95,836	6,229
DTS Corp	138,300	3,896
MCJ Co Ltd	372,700	4,362	Healthcare - Products - 0.93%
S&T AG	187,419	3,795	Carl Zeiss Meditec AG	86,515	4,323
Sopra Steria Group	26,604	4,610	Japan Lifeline Co Ltd	98,800	5,074
Teleperformance	59,269	8,153			$9,397
		$28,111	Healthcare - Services - 2.36%
Consumer Products - 0.42%			BioMerieux	11,063	2,709
Ontex Group NV	123,084	4,199	Eurofins Scientific SE	6,986	3,995
			NMC Health PLC	153,884	5,429
Cosmetics & Personal Care - 0.43%			Orpea	56,647	6,868
Lion Corp	219,000	4,366	UDG Healthcare PLC	441,090	4,783
					$23,784

See accompanying notes.

     Schedule of Investments International Small Company Fund August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Holding Companies - Diversified - 0.98%			Oil & Gas Services (continued)
Melco International Development Ltd	2,120,000	$4,992	Enerflex Ltd	165,100	$2,069
Seven Group Holdings Ltd	484,124	4,919	Subsea 7 SA	434,030	6,244
		$9,911			$9,923
Home Builders - 2.21%			Packaging & Containers - 0.78%
Bellway PLC	202,504	8,405	DS Smith PLC	541,413	3,492
Haseko Corp	587,900	7,290	RPC Group PLC	364,256	4,366
Redrow PLC	821,994	6,601			$7,858
		$22,296	Pharmaceuticals - 2.60%
Insurance - 2.60%			Amplifon SpA	418,806	6,070
ASR Nederland NV	241,954	9,376	Dechra Pharmaceuticals PLC	105,945	2,626
Beazley PLC	806,400	5,324	Nippon Shinyaku Co Ltd	77,900	5,435
Hastings Group Holdings PLC (b)	554,104	2,275	Recordati SpA	128,989	5,532
Hiscox Ltd	356,878	5,899	Sawai Pharmaceutical Co Ltd	56,800	3,111
UNIQA Insurance Group AG	329,598	3,349	Tsumura & Co	89,600	3,392
		$26,223			$26,166
Internet - 2.37%			Private Equity - 1.50%
ASOS PLC (a)	85,021	6,231	Intermediate Capital Group PLC	681,902	7,840
Just Eat PLC (a)	711,877	6,137	Jafco Co Ltd	158,200	7,246
Rightmove PLC	109,002	5,816			$15,086
Wix. com Ltd (a)	87,179	5,675	Real Estate - 5.09%
		$23,859	ADO Properties SA (b)	74,031	3,608
Investment Companies - 0.38%			BUWOG AG (a)	278,823	8,583
Skandiabanken ASA (b)	368,358	3,806	CA Immobilien Anlagen AG	106,157	3,030
			Castellum AB	497,762	7,795
Leisure Products & Services - 0.33%			Entra ASA (b)	240,484	3,427
Koshidaka Holdings Co Ltd	111,400	3,303	Hemfosa Fastigheter AB	514,507	6,329
			Hysan Development Co Ltd	1,024,000	4,741
Lodging - 0.55%			Nexity SA (a)	74,947	4,153
Scandic Hotels Group AB (b)	404,357	5,576	TLG Immobilien AG	150,290	3,333
			UOL Group Ltd	1,047,100	6,327
Machinery - Diversified - 3.54%					$51,326
Deutz AG	547,202	4,168	REITs - 4.93%
Duerr AG	52,224	6,092	Allied Properties Real Estate Investment Trust	113,759	3,526
Ebara Corp	125,100	3,869	Fonciere Des Regions	66,913	6,619
Juki Corp	202,000	2,878	GPT Group/The	1,212,831	4,832
Pfeiffer Vacuum Technology AG	35,637	5,839	H&R Real Estate Investment Trust	318,100	5,441
Sumitomo Heavy Industries Ltd	734,000	5,474	Investa Office Fund	1,487,783	5,355
Valmet OYJ	389,195	7,386	Japan Hotel REIT Investment Corp	6,316	4,350
		$35,706	Mapletree Commercial Trust	5,551,558	6,287
Media - 0.56%			MCUBS MidCity Investment Corp	1,107	3,294
Corus Entertainment Inc	510,700	5,636	Pure Industrial Real Estate Trust	742,800	3,938
			Wereldhave NV	122,542	6,001
Metal Fabrication & Hardware - 0.61%					$49,643
Aurubis AG	68,661	6,140	Retail - 3.92%
			Autogrill SpA	362,452	4,794
Mining - 4.20%			B&M European Value Retail SA	780,508	3,761
Alamos Gold Inc	449,200	3,741	Conviviality PLC	555,565	2,952
Alumina Ltd	3,471,632	5,863	JD Sports Fashion PLC	905,168	3,791
Detour Gold Corp (a)	172,490	2,414
			K's Holdings Corp	276,300	6,176
Kirkland Lake Gold Ltd	530,201	6,908	Matsumotokiyoshi Holdings Co Ltd	61,200	4,167
Lundin Mining Corp	982,464	7,427	Sogo Medical Co Ltd	33,000	1,518
Mitsui Mining & Smelting Co Ltd	1,413,000	7,494	Tsuruha Holdings Inc	28,400	3,383
Northern Star Resources Ltd	707,035	2,962	Valora Holding AG	12,746	3,846
OceanaGold Corp	850,373	2,642	Yamada Denki Co Ltd	941,700	5,099
Vedanta Resources PLC	258,505	2,857			$39,487
		$42,308	Semiconductors - 2.46%
Miscellaneous Manufacturers - 1.93%			IQE PLC (a)	1,042,376	1,846
Aalberts Industries NV	198,727	8,845	Siltronic AG (a)	67,158	6,567
Hill & Smith Holdings PLC	122,713	2,045	SOITEC (a)	92,632	5,200
Towa Corp	264,400	4,127	Tower Semiconductor Ltd (a)	166,103	5,018
Vesuvius PLC	591,825	4,422	Ulvac Inc	111,000	6,118
		$19,439			$24,749
Oil & Gas - 3.00%			Software - 1.58%
Aker BP ASA	340,239	6,225	Fukui Computer Holdings Inc	53,800	1,800
Birchcliff Energy Ltd	500,986	2,371	Kinaxis Inc (a)	97,300	5,710
DCC PLC	56,711	5,171	Open Text Corp	135,000	4,344
Enerplus Corp	541,100	4,805	TIS Inc	138,100	4,082
Parex Resources Inc (a)	337,967	3,483
					$15,936
Raging River Exploration Inc (a)	546,289	2,861
			Telecommunications - 0.70%
Whitecap Resources Inc	734,519	5,282	Spark New Zealand Ltd	2,511,659	7,066
		$30,198
Oil & Gas Services - 0.98%			Transportation - 1.50%
CES Energy Solutions Corp	377,805	1,610	National Express Group PLC	1,094,313	5,085

See accompanying notes.

		Schedule of Investments
		International Small Company Fund
		August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)
Transportation (continued)
Seino Holdings Co Ltd	348,500	$4,742
TFI International Inc	214,500	5,246
		$15,073
TOTAL COMMON STOCKS		$999,238
INVESTMENT COMPANIES - 0.33%	Shares Held	Value (000's)
Money Market Funds - 0.33%
Goldman Sachs Financial Square Funds -	3,333,837	3,334
Government Fund

TOTAL INVESTMENT COMPANIES		$3,334
PREFERRED STOCKS - 0.66%	Shares Held	Value (000's)
Electronics - 0.66%
Sartorius AG 0.46%	66,364	$6,595

TOTAL PREFERRED STOCKS		$6,595
Total Investments		$1,009,167
Other Assets and Liabilities - (0.15)%		$(1,492)
TOTAL NET ASSETS - 100.00%		$1,007,675

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $41,780 or 4.15% of net assets.

Portfolio Summary (unaudited)

Country	Percent
Japan	27.77%
United Kingdom	14.81%
Canada	10.08%
Germany	6.70%
France	5.49%
Italy	5.46%
Netherlands	3.54%
Australia	3.24%
Sweden	2.88%
Israel	2.64%
Austria	2.10%
Ireland	2.03%
Hong Kong	1.69%
Switzerland	1.64%
Belgium	1.35%
Norway	1.34%
Singapore	1.25%
Luxembourg	0.77%
Finland	0.73%
New Zealand	0.70%
Denmark	0.62%
Isle of Man	0.59%
Bermuda	0.58%
United Arab Emirates	0.54%
Spain	0.53%
Portugal	0.47%
United States	0.33%
India	0.28%
Other Assets and Liabilities	(0.15)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

COMMON STOCKS - 78.74%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.13%			Banks (continued)
Dentsu Inc	300	$12	M&T Bank Corp	1,101	$163
Hakuhodo DY Holdings Inc	1,900	26	Mediobanca SpA	1,396	14
Omnicom Group Inc (a)	5,428	393	Morgan Stanley	13,174	599
		$431	Northern Trust Corp	357	32
Aerospace & Defense - 2.44%			PNC Financial Services Group Inc/The	1,039	130
Airbus SE	35,227	2,967	Regions Financial Corp (a)	3,267	46
Arconic Inc (a)	12,139	309	Resona Holdings Inc (a)	56,100	279
Boeing Co/The	10,515	2,520	Shinsei Bank Ltd	16,000	26
Harris Corp (a)	2,779	341	State Street Corp	810	75
Leonardo SpA (a)	19,156	325	SunTrust Banks Inc	1,388	76
Lockheed Martin Corp	3,234	988	US Bancorp	1,403	72
Northrop Grumman Corp (a)	410	112	Wells Fargo & Co	8,879	453
TransDigm Group Inc (a)	1,206	314	Western Alliance Bancorp (b)	7,923	382
		$7,876	Zions Bancorporation	540	24
Agriculture - 0.79%					$15,912
Altria Group Inc (a)	22,014	1,396	Beverages - 1.26%
Japan Tobacco Inc	1,700	58	Asahi Group Holdings Ltd	7,600	331
Philip Morris International Inc (a)	9,473	1,108	Carlsberg A/S	537	62
		$2,562	Coca-Cola Co/The (a)	8,148	371
Airlines - 0.70%			Constellation Brands Inc (a)	10,149	2,031
Alaska Air Group Inc (a)	2,852	213	Dr Pepper Snapple Group Inc (a)	4,164	379
ANA Holdings Inc	37,000	137	Ito En Ltd	1,600	59
Delta Air Lines Inc (a)	16,307	770	Kirin Holdings Co Ltd	1,200	27
Japan Airlines Co Ltd (a)	11,700	403	Molson Coors Brewing Co (a)	4,773	428
Southwest Airlines Co (a)	13,959	728	PepsiCo Inc	3,086	357
		$2,251	Suntory Beverage & Food Ltd	600	28
Apparel - 0.77%					$4,073
Adidas AG	5,915	1,328	Biotechnology - 1.22%
Michael Kors Holdings Ltd (a),(b)	4,301	182	Amgen Inc	6,156	1,094
Moncler SpA (a)	20,185	574	Biogen Inc (b)	841	266
			Celgene Corp (a),(b)	5,477	761
NIKE Inc	3,555	188
Ralph Lauren Corp (a)	2,124	187	Gilead Sciences Inc (a)	21,906	1,834
		$2,459			$3,955
Automobile Manufacturers - 1.07%			Building Materials - 0.05%
Daimler AG	21,794	1,590	Asahi Glass Co Ltd	3,500	138
Fiat Chrysler Automobiles NV (a),(b)	34,187	517	TOTO Ltd	600	24
General Motors Co (a)	32,129	1,174			$162
Isuzu Motors Ltd	6,000	78	Chemicals - 5.21%
PACCAR Inc	761	50	Air Products & Chemicals Inc (a)	5,229	760
Subaru Corp	1,700	59	Albemarle Corp	240	28
		$3,468	Asahi Kasei Corp	19,000	228
Automobile Parts & Equipment - 0.75%			BASF SE	17,124	1,661
Aisin Seiki Co Ltd	1,400	70	Daicel Corp	6,700	85
BorgWarner Inc	800	37	Dow Chemical Co/The	2,648	176
Delphi Automotive PLC (a)	1,007	97	FMC Corp (a)	2,969	256
JTEKT Corp	7,100	95	Givaudan SA	331	677
NGK Insulators Ltd	1,200	23	Hitachi Chemical Co Ltd	6,600	179
NHK Spring Co Ltd	15,100	151	JSR Corp	5,600	109
NOK Corp	600	14	Koninklijke DSM NV	23,408	1,777
Rheinmetall AG	15,486	1,584	LANXESS AG	21,139	1,579
			LyondellBasell Industries NV (a)	10,436	945
Sumitomo Electric Industries Ltd	6,600	103
			Mitsubishi Gas Chemical Co Inc (a)	17,700	440
Toyota Boshoku Corp	13,800	273
		$2,447	Mitsui Chemicals Inc	31,000	186
Banks - 4.90%			PPG Industries Inc	7,072	738
Aozora Bank Ltd	41,000	155	Praxair Inc	620	81
Bank of America Corp (a)	119,849	2,863	Sherwin-Williams Co/The (a)	18,289	6,204
Bank of New York Mellon Corp/The	2,235	117	Shin-Etsu Chemical Co Ltd	2,800	248
Bank of the Ozarks (a)	23,572	1,013	Tosoh Corp	38,000	447
BB&T Corp (a)	1,809	83			$16,804
Capital One Financial Corp	1,047	83	Commercial Services - 0.92%
Citigroup Inc	5,896	401	Atlantia SpA	2,672	86
Citizens Financial Group Inc (a)	4,665	155	Automatic Data Processing Inc (a)	2,035	217
Comerica Inc	401	27	H&R Block Inc	448	12
Commerzbank AG (b)	97,596	1,214	ISS A/S	8,481	330
			KAR Auction Services Inc (a)	18,072	815
Danske Bank A/S	57,525	2,237
			Moody's Corp (a)	4,925	660
Goldman Sachs Group Inc/The	872	195
Gunma Bank Ltd/The	20,900	122	Persol Holdings Co Ltd	6,100	124
Huntington Bancshares Inc/OH	2,360	30	Recruit Holdings Co Ltd	2,700	54
			Robert Half International Inc (a)	2,914	132
ING Groep NV	117,042	2,078
Intesa Sanpaolo SpA	42,087	143	S&P Global Inc	556	86
JPMorgan Chase & Co (a)	23,691	2,153	Toppan Printing Co Ltd	15,000	150
			Total System Services Inc (a)	4,107	284
Jyske Bank A/S	253	15
KeyCorp	26,540	457			$2,950

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Computers - 3.97%			Electric (continued)
Accenture PLC - Class A	1,337	$175	FirstEnergy Corp (a)	9,837	$320
Apple Inc	14,631	2,399	Hera SpA (a)	59,682	191
Cognizant Technology Solutions Corp (a)	18,627	1,318	NextEra Energy Inc	1,016	153
Convergys Corp	15,453	363	NRG Energy Inc	685	17
CSRA Inc	353	11	Public Service Enterprise Group Inc (a)	11,662	546
Fujitsu Ltd (a)	68,000	504	Southern Co/The	1,041	50
Hewlett Packard Enterprise Co (a)	38,239	691	Terna Rete Elettrica Nazionale SpA	16,063	95
HP Inc (a)	43,738	835	Tokyo Electric Power Co Holdings Inc (b)	7,600	31
International Business Machines Corp	3,959	566	WEC Energy Group Inc (a)	7,266	474
Itochu Techno-Solutions Corp	6,900	257	Xcel Energy Inc (a)	615	30
Logitech International SA	27,010	963			$3,739
NetApp Inc (a)	73,094	2,826	Electrical Components & Equipment - 0.52%
Nomura Research Institute Ltd	1,500	58	AMETEK Inc	1,190	75
Otsuka Corp	800	53	Brother Industries Ltd	8,700	206
Seagate Technology PLC (a)	7,620	240
			Mabuchi Motor Co Ltd	400	19
Western Digital Corp (a)	17,474	1,543
			Prysmian SpA	43,719	1,378
		$12,802			$1,678
Consumer Products - 0.32%			Electronics - 1.64%
Church & Dwight Co Inc	204	10	Allegion PLC (a)	2,460	194
Clorox Co/The (a)	2,854	395
			FLIR Systems Inc	3,431	130
Kimberly-Clark Corp (a)	5,160	636
			Garmin Ltd	406	21
		$1,041	Honeywell International Inc (a)	15,582	2,155
Cosmetics & Personal Care - 1.24%			Hoya Corp	1,800	103
Beiersdorf AG	7,016	750	Koninklijke Philips NV	54,390	2,063
Colgate-Palmolive Co	1,906	136	Nippon Electric Glass Co Ltd	1,500	57
Essity AB (b)	50,779	1,410	Omron Corp	900	45
Estee Lauder Cos Inc/The	7,338	785	TE Connectivity Ltd	5,115	407
Kao Corp	5,800	362	Waters Corp (b)	172	32
Kose Corp	400	50	Yokogawa Electric Corp	5,100	80
Lion Corp	4,700	94			$5,287
Pola Orbis Holdings Inc	10,300	331	Energy - Alternate Sources - 0.27%
Unicharm Corp	3,000	71	Vestas Wind Systems A/S	9,518	868
		$3,989
Distribution & Wholesale - 0.45%			Engineering & Construction - 0.47%
Fastenal Co (a)	6,422	274	Jacobs Engineering Group Inc (a)	2,667	145
ITOCHU Corp	900	15	Kajima Corp	46,000	422
LKQ Corp (a),(b)	7,393	256	Obayashi Corp	23,100	273
Marubeni Corp	26,700	174	Shimizu Corp	18,600	192
Mitsubishi Corp (a)	12,700	294	Taisei Corp (a)	51,000	512
Mitsui & Co Ltd	1,800	27			$1,544
Sojitz Corp	49,900	134	Entertainment - 0.16%
Toyota Tsusho Corp	1,500	46	Genting Singapore PLC	217,500	190
WW Grainger Inc (a)	1,300	211
			Sega Sammy Holdings Inc	23,700	341
		$1,431			$531
Diversified Financial Services - 1.89%			Environmental Control - 0.12%
Affiliated Managers Group Inc (a)	6,155	1,088	Republic Services Inc (a)	1,429	93
Ameriprise Financial Inc	69	10	Stericycle Inc (b)	196	14
BlackRock Inc (a)	1,872	784	Waste Management Inc (a)	3,739	288
CBOE Holdings Inc	245	25			$395
Charles Schwab Corp/The (a)	7,878	314
			Food - 1.65%
Discover Financial Services	812	48	Campbell Soup Co (a)	7,708	356
E*TRADE Financial Corp (b)	596	24	Conagra Brands Inc (a)	10,639	345
Franklin Resources Inc	9,810	424	Ezaki Glico Co Ltd	500	27
Invesco Ltd (a)	8,999	295
Mastercard Inc (a)	2,341	312	General Mills Inc	1,248	66
			Hormel Foods Corp	1,143	35
Mebuki Financial Group Inc	24,300	86	JM Smucker Co/The (a)	2,616	274
Nasdaq Inc (a)	4,302	324
			Kellogg Co	746	49
Nomura Holdings Inc	3,900	22	Kewpie Corp	1,300	31
OM Asset Management PLC	50,549	714	Kraft Heinz Co/The	2,586	209
ORIX Corp	13,800	221	Kroger Co/The (a)	21,755	476
Raymond James Financial Inc	312	24	Nestle SA	23,753	2,014
Synchrony Financial	1,722	53	NH Foods Ltd	11,000	323
T Rowe Price Group Inc (a)	5,327	449
Visa Inc (a)	8,468	877	Nisshin Seifun Group Inc	1,000	17
			Seven & i Holdings Co Ltd	6,500	258
		$6,094	Sysco Corp (a)	12,674	667
Electric - 1.16%			Toyo Suisan Kaisha Ltd	4,700	174
A2A SpA (a)	262,175	441
			Yamazaki Baking Co Ltd	1,700	32
AES Corp/VA	1,429	16			$5,353
CenterPoint Energy Inc	933	28	Forest Products & Paper - 0.03%
CMS Energy Corp	3,121	151	Oji Holdings Corp	16,000	85
DTE Energy Co (a)	4,141	465
Edison International	706	57	Gas - 0.13%
Enel SpA (a)	111,276	674
			Italgas SpA	3,864	22

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Gas (continued)			Insurance (continued)
NiSource Inc (a)	7,762	$209	Unipol Gruppo Finanziario SpA (a)	15,821	$69
Sempra Energy	223	26	Unum Group	109	5
Tokyo Gas Co Ltd	27,000	143	Willis Towers Watson PLC	291	43
		$400	XL Group Ltd	560	23
Hand & Machine Tools - 0.19%					$7,571
Fuji Electric Co Ltd	24,000	132	Internet - 1.88%
SMC Corp/Japan	400	137	Alphabet Inc - A Shares (a),(b)	2,094	2,000
Snap-on Inc (a)	1,299	192	eBay Inc (b)	4,258	154
THK Co Ltd	4,600	154	F5 Networks Inc (a),(b)	1,673	200
		$615	Facebook Inc (b)	5,785	995
Healthcare - Products - 3.24%			Palo Alto Networks Inc (a),(b)	9,928	1,317
Baxter International Inc (a)	13,938	865	Priceline Group Inc/The (b)	106	196
Becton Dickinson and Co	20,036	3,996	Start Today Co Ltd	6,800	212
Boston Scientific Corp (a),(b)	56,245	1,549	Yoox Net-A-Porter Group SpA (b)	29,949	987
CR Bard Inc (a)	7,321	2,349			$6,061
DiaSorin SpA (a)	1,505	130	Iron & Steel - 0.07%
Hologic Inc (b)	607	23	JFE Holdings Inc	4,800	95
Lonza Group AG (b)	1,557	395	Nippon Steel & Sumitomo Metal Corp	4,300	103
Medtronic PLC	2,947	238	Nucor Corp	694	38
Patterson Cos Inc	202	8			$236
Sonova Holding AG	3,908	661	Leisure Products & Services - 0.14%
Varian Medical Systems Inc (a),(b)	2,217	235	Harley-Davidson Inc (a)	3,973	187
William Demant Holding A/S (b)	1,649	44	Royal Caribbean Cruises Ltd (a)	2,205	274
		$10,493			$461
Healthcare - Services - 2.77%			Lodging - 0.51%
Aetna Inc	6,121	965	Hilton Worldwide Holdings Inc (a)	7,652	492
Anthem Inc (a)	6,813	1,336	Marriott International Inc/MD (a)	8,750	906
Centene Corp (a),(b)	4,441	395	Wyndham Worldwide Corp (a)	2,278	227
Cigna Corp (a)	5,931	1,080	Wynn Resorts Ltd	222	31
Envision Healthcare Corp (b)	257	14			$1,656
HCA Healthcare Inc (b)	5,892	464	Machinery - Construction & Mining - 0.65%
Humana Inc (a)	3,437	885	Caterpillar Inc (a)	13,603	1,598
Laboratory Corp of America Holdings (a),(b)	2,505	393
			Hitachi Construction Machinery Co Ltd	1,200	34
Miraca Holdings Inc	1,300	59	Hitachi Ltd (a)	60,000	413
Quest Diagnostics Inc	820	89	Mitsubishi Electric Corp	3,400	50
Quintiles IMS Holdings Inc (b)	2	—
					$2,095
UnitedHealth Group Inc	7,040	1,400	Machinery - Diversified - 1.11%
Universal Health Services Inc (a)	17,675	1,911
			Amada Holdings Co Ltd	12,800	140
		$8,991	CNH Industrial NV	99,141	1,126
Home Builders - 0.53%			Cummins Inc (a)	3,869	617
DR Horton Inc (a)	34,531	1,248	Deere & Co	694	80
Haseko Corp	26,800	332	Hexagon AB	15,031	738
Lennar Corp - A Shares	508	26	KION Group AG	4,069	372
PulteGroup Inc	658	17	Rockwell Automation Inc (a)	1,875	308
Sekisui Chemical Co Ltd	5,600	105	Roper Technologies Inc	221	51
		$1,728	Sumitomo Heavy Industries Ltd	21,000	157
Home Furnishings - 0.73%					$3,589
Electrolux AB	54,390	1,979	Media - 2.82%
Panasonic Corp	9,400	125	CBS Corp (a)	8,913	571
Whirlpool Corp	1,617	278	Charter Communications Inc (b)	559	223
		$2,382	Comcast Corp - Class A (a)	44,862	1,822
Insurance - 2.32%			Discovery Communications Inc - A Shares	12,814	285
Allianz SE	9,983	2,140	(a),(b)
Allstate Corp/The (a)	825	75	DISH Network Corp (a),(b)	18,667	1,069
Aon PLC (a)	6,504	905	GEDI Gruppo Editoriale SpA (b)	1,921	2
Arthur J Gallagher & Co	389	23	News Corp - A Shares (a)	15,017	201
Assicurazioni Generali SpA (a)	13,784	247	Scripps Networks Interactive Inc	519	44
Berkshire Hathaway Inc - Class B (a),(b)	13,785	2,497	Time Warner Inc (a)	17,551	1,774
Brighthouse Financial Inc (b)	254	15	Tokyo Broadcasting System Holdings Inc	2,300	44
Cincinnati Financial Corp	182	14	Twenty-First Century Fox Inc - A Shares (a)	44,170	1,219
Everest Re Group Ltd	89	22	Viacom Inc - B Shares (a)	9,802	280
Hartford Financial Services Group Inc/The	637	34	Walt Disney Co/The (a)	11,975	1,212
Lincoln National Corp	481	33	World Wrestling Entertainment Inc	17,810	388
MetLife Inc	2,302	108			$9,134
MS&AD Insurance Group Holdings Inc	9,300	306	Metal Fabrication & Hardware - 0.01%
Poste Italiane SpA (c)	3,565	26
			Maruichi Steel Tube Ltd	1,300	39
Progressive Corp/The (a)	5,511	256
Prudential Financial Inc (a)	3,388	346	Mining - 0.32%
Sompo Holdings Inc	8,100	304	Freeport-McMoRan Inc (a),(b)	35,180	520
Torchmark Corp	100	8	Mitsubishi Materials Corp	900	32
Travelers Cos Inc/The	598	72	Newmont Mining Corp (a)	12,315	472
					$1,024

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Miscellaneous Manufacturers - 0.30%			Real Estate (continued)
FUJIFILM Holdings Corp	700	$27	Vonovia SE	34,768	$1,471
Illinois Tool Works Inc	744	102			$1,740
Ingersoll-Rand PLC (a)	6,690	571	REITs - 0.42%
Pentair PLC (a)	4,190	260
			Alexandria Real Estate Equities Inc	916	111
		$960	Digital Realty Trust Inc	351	42
Office & Business Equipment - 0.46%			Duke Realty Corp (a)	3,235	96
Pitney Bowes Inc (a)	93,964	1,207	Essex Property Trust Inc	143	38
Seiko Epson Corp	4,300	110	Extra Space Storage Inc	273	21
Xerox Corp (a)	5,785	187	Federal Realty Investment Trust	157	20
		$1,504	Mid-America Apartment Communities Inc (a)	2,932	312
Oil & Gas - 2.74%			Prologis Inc	2,548	162
Anadarko Petroleum Corp (a)	12,749	522	Public Storage	376	77
Apache Corp	824	32	Realty Income Corp	594	34
Cabot Oil & Gas Corp	1,001	26	Regency Centers Corp (a)	3,239	208
Chesapeake Energy Corp (a),(b)	20,909	76	UDR Inc	151	6
Chevron Corp (a)	9,672	1,041	Ventas Inc	776	53
ConocoPhillips (a)	33,791	1,475	Weyerhaeuser Co	5,554	181
Devon Energy Corp (a)	11,661	366			$1,361
Eni SpA (a)	16,925	266	Retail - 4.94%
Idemitsu Kosan Co Ltd	4,700	115	ABC-Mart Inc	300	15
Inpex Corp (a)	46,200	442	Advance Auto Parts Inc (a)	1,633	160
JXTG Holdings Inc (a)	91,300	442	Autogrill SpA (a)	19,579	259
Marathon Oil Corp (a)	20,172	224	AutoZone Inc (a),(b)	653	345
Marathon Petroleum Corp	11,104	582	Best Buy Co Inc	725	39
Nabors Industries Ltd	128,860	844	CarMax Inc (a),(b)	22,812	1,532
Noble Energy Inc (a)	2,084	50	Chipotle Mexican Grill Inc (b)	62	20
Occidental Petroleum Corp (a)	13,806	824	Citizen Watch Co Ltd	28,400	201
Parsley Energy Inc (b)	8,185	205	Coach Inc (a)	7,248	302
Precision Drilling Corp (b)	195,937	497	Cosmos Pharmaceutical Corp	700	159
Range Resources Corp (a)	5,728	99	Costco Wholesale Corp	950	149
Valero Energy Corp (a)	10,203	695	CVS Health Corp (a)	26,805	2,073
		$8,823	Darden Restaurants Inc	272	22
Oil & Gas Services - 0.18%			Dollar General Corp	856	62
Halliburton Co	15,584	608	Dollar Tree Inc (b)	512	41
			Foot Locker Inc	283	10
Packaging & Containers - 0.19%			Gap Inc/The	850	20
Ball Corp (a)	7,794	312	Genuine Parts Co (a)	3,389	281
Packaging Corp of America (a)	2,179	245	Home Depot Inc/The (a)	16,823	2,521
Sealed Air Corp	412	18	Izumi Co Ltd	300	16
Toyo Seikan Group Holdings Ltd	1,900	31	Lowe's Cos Inc (a)	19,853	1,467
WestRock Co	551	31	Macy's Inc	659	14
		$637	Matsumotokiyoshi Holdings Co Ltd	3,300	225
Pharmaceuticals - 3.42%			McDonald's Corp (a)	9,367	1,498
AbbVie Inc (a)	20,848	1,570	Nordstrom Inc	3,255	145
Alfresa Holdings Corp	10,300	194	O'Reilly Automotive Inc (a),(b)	2,098	411
AmerisourceBergen Corp (a)	5,335	428	PVH Corp	259	33
Astellas Pharma Inc (a)	32,200	407	Ross Stores Inc	5,065	296
Bristol-Myers Squibb Co	3,549	215	Shimamura Co Ltd	1,500	183
Daiichi Sankyo Co Ltd	8,400	199	Signet Jewelers Ltd	1,334	84
Express Scripts Holding Co (a),(b)	15,008	943	Staples Inc (a)	15,730	161
H Lundbeck A/S	8,868	566	Starbucks Corp	3,129	172
Johnson & Johnson (a)	4,505	596	Target Corp	1,182	64
Kaken Pharmaceutical Co Ltd	300	16	TJX Cos Inc/The	1,377	100
Kobayashi Pharmaceutical Co Ltd	1,000	62	Tractor Supply Co	477	28
McKesson Corp (a)	5,019	749	USS Co Ltd	1,600	31
Medipal Holdings Corp	7,600	134	Walgreens Boots Alliance Inc	12,829	1,046
Merck & Co Inc	630	40	Wal-Mart Stores Inc	22,388	1,748
Mitsubishi Tanabe Pharma Corp (a)	10,300	254	Welcia Holdings Co Ltd	1,200	47
Nippon Shinyaku Co Ltd	2,800	195	Yum! Brands Inc	746	57
Novo Nordisk A/S	37,626	1,793			$16,037
Recordati SpA (a)	7,499	322	Savings & Loans - 0.00%
Roche Holding AG	6,885	1,749	People's United Financial Inc	731	13
Shionogi & Co Ltd (a)	2,400	127
Sumitomo Dainippon Pharma Co Ltd (a)	18,000	246	Semiconductors - 3.23%
Suzuken Co Ltd/Aichi Japan	700	26	ams AG (b)	3,414	246
Takeda Pharmaceutical Co Ltd	4,000	222	Analog Devices Inc (a)	8,131	680
		$11,053	Applied Materials Inc (a)	27,895	1,259
Pipelines - 0.14%			Infineon Technologies AG	68,785	1,589
ONEOK Inc (a)	8,424	457	Intel Corp (a)	42,615	1,494
			KLA-Tencor Corp (a)	4,048	379
Real Estate - 0.53%			Lam Research Corp (a)	4,736	786
CBRE Group Inc (b)	7,456	269	Microchip Technology Inc	504	44
			QUALCOMM Inc	3,194	167

See accompanying notes.

     Schedule of Investments Multi-Manager Equity Long/Short Fund August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)	INVESTMENT COMPANIES (continued)	Shares Held	Value (000's)
Semiconductors (continued)			Money Market Funds (continued)
Rohm Co Ltd	800	$62	Wells Fargo Advantage Government Money	12,709,506	$12,710
Skyworks Solutions Inc (a)	4,774	503	Market Fund (d)
STMicroelectronics NV (a)	96,466	1,681			$77,319
Texas Instruments Inc (a)	12,253	1,015	TOTAL INVESTMENT COMPANIES		$77,319
Tokyo Electron Ltd	1,100	155	PREFERRED STOCKS - 0.61%	Shares Held	Value (000's)
Xilinx Inc (a)	5,725	378	Automobile Manufacturers - 0.61%
		$10,438	Volkswagen AG 2.06%	13,325	$1,991
Shipbuilding - 0.04%
Yangzijiang Shipbuilding Holdings Ltd	132,300	147	TOTAL PREFERRED STOCKS		$1,991
			U.S. GOVERNMENT & GOVERNMENT	Principal
Software - 3.16%			AGENCY OBLIGATIONS - 3.70%	Amount (000's)	Value (000's)
CA Inc	1,208	40	U.S. Treasury Bill - 3.70%
Citrix Systems Inc (a),(b)	3,292	258	0.96%, 10/26/2017(a),(e)	$12,000	$11,982
DeNA Co Ltd	600	13
Electronic Arts Inc (a),(b)	7,160	870
			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
GungHo Online Entertainment Inc	76,800	230	OBLIGATIONS		$11,982
Intuit Inc (a)	5,964	844
			Total Investments		$346,267
Konami Holdings Corp	2,700	141	Other Assets and Liabilities - (6.93)%		$(22,458)
Microsoft Corp	16,681	1,247	TOTAL NET ASSETS - 100.00%		$323,809
Nexon Co Ltd	8,400	210
Nuance Communications Inc (b)	145,666	2,341
Oracle Corp	16,165	814	(a)	Security or a portion of the security was pledged as collateral for short
Oracle Corp Japan	1,800	133	sales. At the end of the period, the value of these securities totaled
Paychex Inc (a)	9,205	525
			$101,491 or 31.34% of net assets.
SAP SE	14,010	1,470	(b) Non-Income Producing Security
Square Enix Holdings Co Ltd (a)	11,500	406
Verint Systems Inc (b)	18,894	750	(c)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
		$10,292	registration, normally to qualified institutional buyers. At the end of the
Telecommunications - 3.61%			period, the value of these securities totaled $1,832 or 1.03% of net assets.
AT&T Inc	15,246	571	(d)	Security or a portion of the security was pledged to cover margin
Cellnex Telecom SA (c)	56,627	1,265	requirements for swap and/or swaption contracts. At the end of the period,
CenturyLink Inc (a)	12,188	240	the value of these securities totaled $11,539 or 3.56% of net assets.
Cisco Systems Inc	43,619	1,405	(e)	Rate shown is the discount rate of the original purchase.
Deutsche Telekom AG	61,963	1,121
GN Store Nord A/S	10,923	362
Hikari Tsushin Inc	900	112
Juniper Networks Inc (a)	64,880	1,799	Portfolio Summary (unaudited)
KDDI Corp	4,900	132	Sector		Percent
Motorola Solutions Inc (a)	4,256	375	Investment Companies		23.88%
Nippon Telegraph & Telephone Corp (a)	10,000	498	Consumer, Non-cyclical		16.99%
PLAY Communications SA (b),(c)	53,626	541	Consumer, Cyclical		11.51%
SoftBank Group Corp	1,900	155	Industrial		11.46%
TDC A/S	72,454	432	Technology		10.65%
VEON Ltd ADR	410,348	1,732	Financial		10.06%
Verizon Communications Inc	20,889	1,002	Communications		8.44%
		$11,742	Basic Materials		5.62%
Toys, Games & Hobbies - 0.15%			Government		3.70%
Bandai Namco Holdings Inc (a)	14,100	473	Energy		3.33%
Hasbro Inc	283	28	Utilities		1.29%
		$501	Investments Sold Short		(36.33)%
Transportation - 3.71%			Other Assets and Liabilities		29.40%
CH Robinson Worldwide Inc	305	22	TOTAL NET ASSETS		100.00%
CSX Corp (a)	27,848	1,398
Expeditors International of Washington Inc (a)	4,360	245
FedEx Corp (a)	22,771	4,881
JB Hunt Transport Services Inc (a)	2,528	250
Kamigumi Co Ltd	26,000	288
Nippon Express Co Ltd (a)	46,000	317
Norfolk Southern Corp	5,380	648
Union Pacific Corp (a)	28,700	3,022
United Parcel Service Inc (a)	7,227	827
West Japan Railway Co	1,400	102
		$12,000
TOTAL COMMON STOCKS		$254,975
INVESTMENT COMPANIES - 23.88%	Shares Held	Value (000's)
Money Market Funds - 23.88%
BlackRock Liquidity Funds FedFund Portfolio	13,786,519	13,786
(d)
First American Government Obligations Fund	29,644,793	29,645
Goldman Sachs Financial Square Funds -	21,178,554	21,178
Government Fund

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Futures Contracts

Description and Expiration Date		Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
AEX Index; September 2017		Long	10	$1,228	$		(17)
AEX Index; September 2017		Short	13	1,596			21
CAC40 Index; September 2017		Short	93	5,629			67
CAC40 Index; September 2017		Long	31	1,876			(31)
DAX Index; September 2017		Long	5	1,795			(94)
DAX Index; September 2017		Short	14	5,027			98
DJ Euro Stoxx 50; September 2017		Short	404	16,467			464
FTSE/MIB Index; September 2017		Long	3	387			10
FTSE/MIB Index; September 2017		Short	8	1,032			(4)
FTSE100 Index; September 2017		Long	30	2,883			(8)
FTSE100 Index; September 2017		Short	47	4,517			(38)
IBEX 35 Index; September 2017		Long	1	123			(3)
Japan Topix Index; September 2017		Long	27	3,981			35
MSCI Singapore Index; September 2017		Long	6	162			—
OMXS30 Index; September 2017		Short	56	1,089			4
OMXS30 Index; September 2017		Long	29	564			(1)
S&P 500 Emini; September 2017		Long	218	26,924			458
S&P/TSX 60 Index; September 2017		Long	10	1,427			(17)
SPI 200 Index; September 2017		Long	11	1,243			(7)
Total					$		937

Amounts in thousands except contracts

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Accept	In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	09/20/2017	AUD	1,557,000	$1,165	$1,237	$72	$—
Citigroup Inc	09/20/2017	CAD	2,003,000	1,489	1,604	115	—
Citigroup Inc	09/20/2017	CHF	1,412,000	1,466	1,474	8	—
Citigroup Inc	09/20/2017	DKK	3,139,000	499	503	4	—
Citigroup Inc	09/20/2017	EUR	3,809,000	4,305	4,538	233	—
Citigroup Inc	09/20/2017	GBP	2,267,000	2,944	2,933	2	(13)
Citigroup Inc	09/20/2017	HKD	4,602,000	592	588	—	(4)
Citigroup Inc	09/20/2017	ILS	404,000	114	113	—	(1)
Citigroup Inc	09/20/2017	JPY	520,114,000	4,708	4,735	34	(7)
Citigroup Inc	09/20/2017	NOK	855,000	101	110	9	—
Citigroup Inc	09/20/2017	NZD	49,000	34	35	1	—
Citigroup Inc	09/20/2017	SEK	4,080,000	472	514	42	—
Citigroup Inc	09/20/2017	SGD	366,000	265	270	5	—
Citigroup Inc	12/20/2017	AUD	765,639	607	608	2	(1)
Citigroup Inc	12/20/2017	CAD	1,065,272	850	854	4	—
Citigroup Inc	12/20/2017	CHF	380,410	398	399	2	(1)
Citigroup Inc	12/20/2017	DKK	54,000	9	9	—	—
Citigroup Inc	12/20/2017	EUR	1,556,287	1,867	1,863	4	(8)
Citigroup Inc	12/20/2017	GBP	2,263,000	2,929	2,936	7	—
Citigroup Inc	12/20/2017	HKD	1,747,816	224	224	—	—
Citigroup Inc	12/20/2017	ILS	100,297	28	28	—	—
Citigroup Inc	12/20/2017	JPY	343,004,144	3,143	3,137	4	(10)
Citigroup Inc	12/20/2017	NOK	620,083	79	80	1	—
Citigroup Inc	12/20/2017	NZD	22,300	16	16	—	—
Citigroup Inc	12/20/2017	SEK	3,828,000	477	485	8	—
Citigroup Inc	12/20/2017	SGD	102,578	76	76	—	—
Morgan Stanley & Co	09/20/2017	CAD	227,000	178	182	4	—
Morgan Stanley & Co	09/20/2017	EUR	1,210,000	1,427	1,441	20	(6)
Morgan Stanley & Co	09/20/2017	GBP	388,000	504	502	—	(2)
Morgan Stanley & Co	09/20/2017	PLN	175,000	48	49	1	—
Morgan Stanley & Co	09/20/2017	SEK	25,750,000	3,177	3,244	67	—
Total						$649	$(53)
						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Deliver	In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	09/20/2017	AUD	811,639	$641	$645	$1	$(5)
Citigroup Inc	09/20/2017	CAD	1,087,272	865	871	—	(6)
Citigroup Inc	09/20/2017	CHF	454,410	473	474	1	(2)
Citigroup Inc	09/20/2017	DKK	3,139,000	478	503	—	(25)
Citigroup Inc	09/20/2017	EUR	1,913,287	2,264	2,279	8	(23)
Citigroup Inc	09/20/2017	GBP	2,267,000	2,927	2,933	—	(6)
Citigroup Inc	09/20/2017	HKD	1,782,816	228	228	—	—
Citigroup Inc	09/20/2017	ILS	100,297	28	28	—	—

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Foreign Currency Contracts (continued)

									Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Date		Contracts to Deliver		In Exchange For				Fair Value	Asset		Liability
Citigroup Inc		09/20/2017	JPY	436,515,144		$3,972			$3,974		$10		$(12)
Citigroup Inc		09/20/2017	NOK	587,083		75			76		—		(1)
Citigroup Inc		09/20/2017	NZD	32,300		23			23		—		—
Citigroup Inc		09/20/2017	SEK	4,080,000		506			514		—		(8)
Citigroup Inc		09/20/2017	SGD	127,578		93			94		—		(1)
Citigroup Inc		12/20/2017	DKK	1,716,000		276			276		—		—
Citigroup Inc		12/20/2017	ILS	37,000		10			10		—		—
Citigroup Inc		12/20/2017	JPY	40,899,000		376			373		3		—
Citigroup Inc		12/20/2017	SEK	17,000		2			2		—		—
Citigroup Inc		12/20/2017	SGD	7,000		5			5		—		—
Morgan Stanley & Co		09/20/2017	CAD	856,000		651			686		—		(35)
Morgan Stanley & Co		09/20/2017	CHF	6,426,000		6,707			6,709		—		(2)
Morgan Stanley & Co		09/20/2017	DKK	24,717,000		3,921			3,960		—		(39)
Morgan Stanley & Co		09/20/2017	EUR	24,712,000		28,937			29,440		—		(503)
Morgan Stanley & Co		09/20/2017	PLN	1,997,000		547			560		—		(13)
Morgan Stanley & Co		09/20/2017	SEK	55,511,000		6,840			6,994		—		(154)
Total											$23		$(835)

Amounts in thousands except contracts

Total Return Swaps

			Pay/Receive								Value and Unrealized
		Positive	Financing	Payment	Expiration			Notional	Upfront		Appreciation/(Depreciation)
Counterparty Reference Entity	Contracts	Return	Rate	Frequency	Date			Amount	Payments/(Receipts)			Asset	Liability
Bank of America MSCI Hong	55	Receive	1 month HIBOR	Monthly	09/20/2017		HKD	4,423		$—		$9	$—
NA	Kong Net		plus .40%
Return HKD
Index
Bank of America MSCI Spain Net	2,018	Receive	Euribor 1 Month	Monthly	09/20/2017		EUR	430		—		—	(12)
NA	Return EUR		plus .14%
Index
Morgan Stanley & MSCI Singapore	29	Receive	SIBOR 1 Month	Monthly	09/20/2017		SGD	158		—		—	—
Co	Net Return SGD		plus .05%
Index
Total										$—		$9	$(12)

Amounts in thousands except contracts

Total Return Equity Basket Swaps

											Value and Unrealized
				Payment		Notional				Upfront	Appreciation/(Depreciation)
Counterparty	Fund Pays		Fund Receives	Frequency	Expiration Date			Amount		Payments/(Receipts)		Asset	Liability
Deutsche Bank AG(a)	Floating rate based		Total return on a custom	Monthly	05/05/2022	$121,049				$—		$2,012	$—
	on 1 day OBFR		basket of long and short
	plus/less spread		securities traded in USD
Morgan Stanley & Co	Floating rate based		Total return on a custom	Monthly	05/06/2019			1,661		—		96	—
	on 1 week NIBOR		basket of long and short
	plus/less spread		securities traded in NOK
Morgan Stanley & Co	Floating rate based		Total return on a custom	Monthly	05/07/2019			1,847		—		34	—
	on 1 day HONIX		basket of long and short
	plus/less spread		securities traded in HKD
Morgan Stanley & Co	Floating rate based		Total return on a custom	Monthly	05/06/2019			3,020		—		79	—
	on 1 week STIBO		basket of long and short
	plus/less spread		securities traded in SEK
Morgan Stanley & Co(b)	Floating rate based		Total return on a custom	Monthly	04/06/2018	12,483				—		430	—
	on 1 day SONIA		basket of long and short
	plus/less spread		securities traded in GBP
Morgan Stanley & Co(c)	Floating rate based		Total return on a custom	Monthly	04/06/2018	21,839				—		228	—
	on 1 day EONIA		basket of long and short
	plus/less spread		securities traded in EUR
Morgan Stanley & Co(d)	Floating rate based		Total return on a custom	Monthly	05/07/2018			7,476		—		148	—
	on 1 day DISC		basket of long and short
	plus/less spread		securities traded in CAD
Morgan Stanley & Co	Floating rate based		Total return on a custom	Monthly	05/06/2019			3,083		—		49	—
	on 1 day RBACR		basket of long and short
	plus/less spread		securities traded in AUD
Morgan Stanley & Co(e)	Floating rate based		Total return on a custom	Monthly	08/06/2019			5,680		—		197	—
	on 1 day TOIS		basket of long and short
	plus/less spread		securities traded in CHF

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Total Return Equity Basket Swaps (continued)

							Value and Unrealized
			Payment		Notional	Upfront	Appreciation/(Depreciation)
Counterparty	Fund Pays	Fund Receives	Frequency	Expiration Date	Amount	Payments/(Receipts)	Asset	Liability
Morgan Stanley & Co(f)	Floating rate based	Total return on a custom	Monthly	05/07/2019	$14,168	$—	$333	$—
	on 1 day SONIA	basket of long and short
	plus/less spread	securities traded in GBP
Morgan Stanley & Co(g)	Floating rate based	Total return on a custom	Monthly	05/06/2019	32,123	—	570	—
	on 1 day EONIA	basket of long and short
	plus/less spread	securities traded in EUR
Total					$224,429	$—	$4,176	$—

The expiration dates are measured from the commencement of investment in each underlying swap position.

The Fund pays a floating rate based on the reference rate plus/less a spread. The spread is negotiated at the security level and is usually similar within a region but may vary depending on how difficult it is to borrow the security.

Notional Amount represents the total absolute value of the underlying securities.

Amounts in thousands

(a)

Top Underlying Securities
Description	Shares	Notional Amount	% of Total Absolute Notional Amount
Gilead Sciences Inc	16,165	$1,353	1.12%
General Motors Co	27,861	1,018	0.84%
DexCom Inc	(12,037)	(898)	(0.74)%
Ball Corp	(22,088)	(883)	(0.73)%
Assured Guaranty Ltd	19,246	819	0.68%
Spirit AeroSystems Holdings Inc	10,205	760	0.63%
eBay Inc	19,958	721	0.60%
Macquarie Infrastructure Corp	(8,986)	(669)	(0.55)%
Amgen Inc	3,721	661	0.55%
Ultimate Software Group Inc/The	(3,273)	(658)	(0.54)%
Wal-Mart Stores Inc	8,263	645	0.53%
National Fuel Gas Co	(11,056)	(641)	(0.53)%
Arista Networks Inc	(3,630)	(639)	(0.53)%
LyondellBasell Industries NV	7,052	639	0.53%
Dominion Energy Inc	(8,101)	(638)	(0.53)%
Lear Corp	4,262	637	0.53%
Western Digital Corp	7,129	629	0.52%
Perrigo Co PLC	(7,935)	(627)	(0.52)%
Acadia Healthcare Co Inc	(13,343)	(626)	(0.52)%
Black Hills Corp	(8,864)	(624)	(0.52)%
Aflac Inc	7,556	624	0.52%
ServiceNow Inc	(5,285)	(614)	(0.51)%
Cheniere Energy Inc	(14,237)	(609)	(0.50)%
Hewlett Packard Enterprise Co	33,637	607	0.50%
JPMorgan Chase & Co	6,601	600	0.50%
Blue Buffalo Pet Products Inc	(23,080)	(595)	(0.49)%
FirstEnergy Corp	(18,199)	(593)	(0.49)%
Envision Healthcare Corp	(11,310)	(593)	(0.49)%
Guidewire Software Inc	(7,749)	(587)	(0.48)%
Weatherford International PLC	(153,139)	(587)	(0.48)%
Procter & Gamble Co/The	6,309	582	0.48%
Exelon Corp	15,311	580	0.48%
Huntington Ingalls Industries Inc	2,700	578	0.48%
Zayo Group Holdings Inc	(16,791)	(574)	(0.47)%
CF Industries Holdings Inc	(19,695)	(571)	(0.47)%
Biogen Inc	1,728	547	0.45%
Xerox Corp	16,936	547	0.45%
Post Holdings Inc	(6,372)	(542)	(0.45)%
Liberty Global PLC - C Shares	16,290	538	0.44%
McKesson Corp	3,601	538	0.44%
Pfizer Inc	15,724	533	0.44%
Merck & Co Inc	8,320	531	0.44%
Illumina Inc	(2,596)	(531)	(0.44)%
Square Inc	(20,078)	(524)	(0.43)%
Johnson & Johnson	3,929	520	0.43%
PNC Financial Services Group Inc/The	4,140	519	0.43%
Zillow Group Inc - C Shares	(12,791)	(507)	(0.42)%
TransDigm Group Inc	(1,927)	(502)	(0.42)%
Honeywell International Inc	3,629	502	0.41%
Signet Jewelers Ltd	(7,944)	(501)	(0.41)%

(b)

Top Underlying Securities
Description	Shares	Notional Amount	% of Total Absolute Notional Amount
Carnival PLC	23,409	$1,629	13.05%
BHP Billiton PLC	84,062	1,600	12.82%
Smith & Nephew PLC	72,386	1,309	10.49%
Ocado Group PLC	270,574	1,084	8.68%
Rio Tinto PLC	20,999	1,020	8.17%
InterContinental Hotels Group PLC	20,168	1,006	8.06%

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Top Underlying Securities (continued)
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
3i Group PLC	76,959		$966	7.73%
Ashtead Group PLC	37,577		808	6.48%
Weir Group PLC/The	32,068		744	5.96%
Paysafe Group PLC	92,945		705	5.65%
NEX Group PLC	78,266		671	5.38%
IMI PLC	42,394		622	4.99%
Smurfit Kappa Group PLC	10,376		317	2.54%

(c)

Top Underlying Securities
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Vinci SA	23,753		$2,185	10.01%
Schneider Electric SE	26,507		2,138	9.79%
AXA SA	73,323		2,126	9.74%
LVMH Moet Hennessy Louis Vuitton SE	7,918		2,080	9.52%
Danone SA	23,350		1,840	8.42%
Credit Agricole SA	97,420		1,719	7.87%
Accor SA	33,391		1,545	7.07%
Kering	3,810		1,429	6.54%
Natixis SA	185,374		1,392	6.38%
Safran SA	14,010		1,360	6.23%
Eiffage SA	12,454		1,287	5.89%
Aeroports de Paris	5,040		899	4.12%
Eurofins Scientific SE	1,074		614	2.81%
Ipsen SA	3,634		489	2.24%
Arkema SA	3,858		420	1.92%
Smurfit Kappa Group PLC	10,376		316	1.45%

(d)

Top Underlying Securities
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Fairfax Financial Holdings Ltd	(1,209	) $	(628)	(8.40)%
Air Canada	21,587		403	5.40%
Dollarama Inc	3,969		391	5.23%
TransCanada Corp	(6,862)		(348)	(4.66)%
National Bank of Canada	6,038		278	3.72%
Methanex Corp	5,380		275	3.68%
Enbridge Inc	(6,159)		(246)	(3.29)%
Cameco Corp	(24,335)		(244)	(3.27)%
Magna International Inc	5,066		244	3.26%
Canadian Tire Corp Ltd	2,006		237	3.18%
Franco-Nevada Corp	(2,899)		(237)	(3.17)%
Valeant Pharmaceuticals International Inc	(15,302)		(206)	(2.75)%
AltaGas Ltd	(9,090)		(202)	(2.70)%
First Quantum Minerals Ltd	(15,516)		(187)	(2.50)%
Stantec Inc	(6,651)		(185)	(2.47)%
Keyera Corp	(6,087)		(177)	(2.36)%
Canadian Imperial Bank of Commerce	2,072		174	2.33%
Wheaton Precious Metals Corp	(7,799)		(162)	(2.17)%
Atco Ltd/Canada	4,392		162	2.16%
Royal Bank of Canada	1,831		136	1.82%
Bank of Montreal	1,852		133	1.78%
West Fraser Timber Co Ltd	2,428		126	1.68%
Maple Leaf Foods Inc	4,557		125	1.68%
Linamar Corp	2,212		123	1.65%
Toronto-Dominion Bank/The	2,209		119	1.58%
Bank of Nova Scotia/The	1,874		117	1.56%
Goldcorp Inc	(8,153)		(112)	(1.50)%
Encana Corp	11,984		112	1.49%
Yamana Gold Inc	(37,272)		(110)	(1.47)%
Agnico Eagle Mines Ltd	(2,072)		(106)	(1.42)%
Genworth MI Canada Inc	3,124		90	1.20%
WestJet Airlines Ltd	3,755		80	1.07%
Bombardier Inc	(38,962)		(78)	(1.04)%
Ritchie Bros Auctioneers Inc	(2,454)		(73)	(0.98)%
Kinross Gold Corp	(14,953)		(68)	(0.91)%
Restaurant Brands International Inc	(1,065)		(65)	(0.87)%
Eldorado Gold Corp	(29,507)		(61)	(0.81)%
Alimentation Couche-Tard Inc	1,208		58	0.77%
Shaw Communications Inc	2,441		54	0.73%
Constellation Software Inc/Canada	97		54	0.72%
Shopify Inc	(482)		(53)	(0.71)%
Inter Pipeline Ltd	(2,879)		(53)	(0.71)%
Husky Energy Inc	3,982		47	0.62%
Peyto Exploration & Development Corp	(2,149)		(37)	(0.49)%
Imperial Oil Ltd	(943)		(28)	(0.37)%
Quebecor Inc	720		28	0.37%
ARC Resources Ltd	2,057		27	0.36%
Seven Generations Energy Ltd	(1,482)		(23)	(0.30)%
BlackBerry Ltd	(2,204)		(20)	(0.27)%
George Weston Ltd	226		20	0.26%

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

(e)

Top Underlying Securities
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Vifor Pharma AG	(6,750	) $	(684)	(12.04)%
Credit Suisse Group AG	(41,702)		(612)	(10.78)%
Temenos Group AG	5,903		583	10.26%
Adecco Group AG	6,200		449	7.91%
Sika AG	47		334	5.87%
Aryzta AG	(10,402)		(328)	(5.77)%
Zurich Insurance Group AG	1,050		314	5.53%
Swiss Re AG	2,922		265	4.66%
Roche Holding AG	1,037		263	4.64%
ams AG	(3,104)		(224)	(3.94)%
Lonza Group AG	742		188	3.31%
Swiss Life Holding AG	509		182	3.21%
GAM Holding AG	(11,716)		(180)	(3.17)%
ABB Ltd	7,636		177	3.11%
dormakaba Holding AG	194		175	3.08%
Straumann Holding AG	247		159	2.80%
OC Oerlikon Corp AG	(6,669)		(93)	(1.64)%
Nestle SA	1,096		93	1.64%
Swatch Group AG/The	(181)		(72)	(1.27)%
Chocoladefabriken Lindt & Spruengli AG	(10)		(57)	(1.01)%
Geberit AG	115		53	0.93%
Barry Callebaut AG	(32)		(46)	(0.81)%
Panalpina Welttransport Holding AG	(327)		(43)	(0.76)%
UBS Group AG	(2,403)		(40)	(0.70)%
Sunrise Communications Group AG	216		18	0.33%
DKSH Holding AG	218		18	0.31%
Bucher Industries AG	44		15	0.27%
Sulzer AG	(129)		(14)	(0.25)%

(f)

Top Underlying Securities
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Taylor Wimpey PLC	239,383		$622	4.39%
BT Group PLC	150,867		570	4.02%
Cobham PLC	(315,767)		(561)	(3.96)%
Barratt Developments PLC	69,078		560	3.95%
GKN PLC	102,218		421	2.97%
Ashtead Group PLC	19,486		419	2.96%
Antofagasta PLC	(29,762)		(399)	(2.81)%
Experian PLC	(19,077)		(384)	(2.71)%
Hikma Pharmaceuticals PLC	(22,598)		(366)	(2.58)%
Barclays PLC	144,256		357	2.52%
ConvaTec Group PLC	(94,815)		(352)	(2.48)%
Mediclinic International PLC	(35,272)		(349)	(2.47)%
Just Eat PLC	(40,002)		(345)	(2.44)%
Indivior PLC	61,090		329	2.32%
Worldpay Group PLC	(56,842)		(307)	(2.16)%
Capita PLC	(35,377)		(297)	(2.10)%
WPP PLC	15,682		286	2.02%
Hargreaves Lansdown PLC	(15,415)		(279)	(1.97)%
John Wood Group PLC	(35,132)		(257)	(1.82)%
Bellway PLC	5,664		235	1.66%
Persimmon PLC	6,509		224	1.58%
Royal Dutch Shell PLC - A Shares	(8,094)		(223)	(1.57)%
Lloyds Banking Group PLC	245,276		202	1.43%
BTG PLC	(22,182)		(200)	(1.41)%
Petrofac Ltd	(35,951)		(194)	(1.37)%
Standard Life Aberdeen PLC	34,768		193	1.36%
Inmarsat PLC	(19,974)		(189)	(1.33)%
Moneysupermarket.com Group PLC	43,138		178	1.26%
Hays PLC	74,858		177	1.25%
Close Brothers Group PLC	8,570		171	1.21%
easyJet PLC	(10,822)		(168)	(1.18)%
Wm Morrison Supermarkets PLC	51,514		164	1.16%
Investec PLC	20,592		157	1.11%
Dixons Carphone PLC	69,883		157	1.11%
WH Smith PLC	6,293		150	1.06%
Berkeley Group Holdings PLC	3,069		149	1.05%
Old Mutual PLC	55,213		148	1.05%
Thomas Cook Group PLC	(90,132)		(147)	(1.04)%
AA PLC	(65,383)		(135)	(0.95)%
Pennon Group PLC	(12,646)		(133)	(0.93)%
Aggreko PLC	(11,241)		(131)	(0.92)%
BBA Aviation PLC	32,566		127	0.90%
Essentra PLC	(18,260)		(126)	(0.89)%
Prudential PLC	4,928		116	0.82%
Royal Bank of Scotland Group PLC	(35,356)		(115)	(0.82)%
Ashmore Group PLC	23,131		110	0.78%
Berendsen PLC	6,679		110	0.77%
Tesco PLC	(41,644)		(97)	(0.69)%

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Top Underlying Securities (continued)
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Man Group PLC	(44,534)		$(96)	(0.68)%
Halma PLC	(6,806)		(96)	(0.68)%

(g)

Top Underlying Securities
Description	Shares		Notional Amount	% of Total Absolute Notional Amount
Anheuser-Busch InBev SA/NV	(10,446	) $	(1,237)	(3.85)%
Atos SE	7,521		1,160	3.61%
Altice NV - A Shares	(42,075)		(971)	(3.02)%
Deutsche Lufthansa AG	37,328		937	2.92%
Covestro AG	11,124		875	2.72%
Uniper SE	30,564		763	2.38%
Cellnex Telecom SA	(30,859)		(690)	(2.15)%
Accor SA	(13,717)		(635)	(1.98)%
E.ON SE	(53,317)		(603)	(1.88)%
GEA Group AG	(12,747)		(562)	(1.75)%
Zalando SE	(11,556)		(548)	(1.70)%
Edenred	(19,928)		(539)	(1.68)%
Rheinmetall AG	4,765		487	1.52%
NN Group NV	12,272		487	1.52%
Peugeot SA	22,923		485	1.51%
Solvay SA	3,192		463	1.44%
Cie Generale des Etablissements Michelin	3,364		459	1.43%
UPM-Kymmene OYJ	17,607		458	1.43%
Electricite de France SA	(43,003)		(455)	(1.42)%
Repsol SA	26,315		453	1.41%
Neste Oyj	10,238		451	1.41%
Groupe Eurotunnel SE	(37,358)		(445)	(1.39)%
Bankia SA	(83,537)		(407)	(1.27)%
Amer Sports Oyj	(15,198)		(402)	(1.25)%
Vivendi SA	(16,487)		(378)	(1.18)%
Philips Lighting NV	9,707		358	1.12%
Suedzucker AG	16,677		355	1.10%
Dialog Semiconductor PLC	7,680		350	1.09%
Salzgitter AG	7,728		348	1.08%
Thales SA	2,984		330	1.03%
Software AG	7,318		322	1.00%
Symrise AG	(4,327)		(317)	(0.98)%
Orion Oyj	6,632		314	0.98%
Sanofi	3,144		307	0.96%
Ingenico Group SA	(3,015)		(299)	(0.93)%
Ipsen SA	2,217		298	0.93%
bpost SA	10,664		298	0.93%
thyssenkrupp AG	(9,783)		(294)	(0.92)%
Air France-KLM	19,046		291	0.90%
Banco Comercial Portugues SA	(1,030,653)		(274)	(0.85)%
United Internet AG	(4,576)		(272)	(0.85)%
Deutsche Bank AG	(16,606)		(266)	(0.83)%
Volkswagen AG	(1,760)		(263)	(0.82)%
Iberdrola SA	32,112		263	0.82%
QIAGEN NV	(8,077)		(261)	(0.81)%
Proximus SADP	7,242		255	0.80%
Imerys SA	2,875		253	0.79%
SFR Group SA	(6,110)		(250)	(0.78)%
Mapfre SA	70,498		250	0.78%
Sartorius AG	(2,474)		(246)	(0.76)%

Amounts in thousands

Synthetic Futures

			Notional	Upfront	Unrealized		Fair Value
Counterparty	Reference Entity	Expiration Date	Amount	Payments/(Receipts)	Appreciation/(Depreciation)		Asset Liability
Morgan Stanley & Co Swiss Market Index Future;		09/16/2017	$1,488	$—	$9	$	— $	(20)
	September 2017
Total				$—	$9	$	— $	(20)

Amounts in thousands

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Short Sales Outstanding

COMMON STOCKS - (31.87)%	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Advertising - (0.04)%			Beverages (continued)
Interpublic Group of Cos Inc/The	7,294	$147	Monster Beverage Corp	679	$38
					$1,275

Aerospace & Defense - (1.06)%			Biotechnology - (1.14)%
General Dynamics Corp	5,816	1,171	Alexion Pharmaceuticals Inc	4,578	652
IHI Corp	39,000	129	Illumina Inc	3,033	620
Kawasaki Heavy Industries Ltd	68,000	209	Incyte Corp	4,384	602
L3 Technologies Inc	1,446	263	Regeneron Pharmaceuticals Inc	1,955	972
Raytheon Co	5,379	979	Vertex Pharmaceuticals Inc	5,303	851
Rockwell Collins Inc	3,012	395			$3,697
United Technologies Corp	2,740	328
		$3,474	Building Materials - (0.60)%
			Buzzi Unicem SpA	2,391	59
Agriculture - (0.15)%			Fortune Brands Home & Security Inc	2,934	184
Archer-Daniels-Midland Co	10,017	414	Johnson Controls International plc	17,297	685
Golden Agri-Resources Ltd	214,700	63	LIXIL Group Corp	1,500	39
		$477	Martin Marietta Materials Inc	1,307	277

Airlines - (0.25)%			Masco Corp	6,082	224
			Rinnai Corp	1,400	122
American Airlines Group Inc	10,526	471
			Vulcan Materials Co	2,746	333
United Continental Holdings Inc	5,425	336
					$1,923
		$807

Apparel - (0.42)%			Chemicals - (1.48)%
			CF Industries Holdings Inc	4,836	140
Asics Corp	17,500	264
			Eastman Chemical Co	3,040	262
Hanesbrands Inc	6,489	157
			EI du Pont de Nemours & Co	15,414	1,294
NIKE Inc	6,758	357
			International Flavors & Fragrances Inc	1,178	162
Under Armour Inc - Class C	8,441	128
			Kaneka Corp	3,000	23
VF Corp	7,290	458
			Kansai Paint Co Ltd	10,600	270
		$1,364	Monsanto Co	8,189	960
Automobile Manufacturers - (0.50)%			Mosaic Co/The	7,266	145
Ferrari NV	904	103	Nippon Paint Holdings Co Ltd	7,000	239
Ford Motor Co	74,244	819	Nissan Chemical Industries Ltd	300	10
Honda Motor Co Ltd	5,100	143	Novozymes A/S	13,829	704
Mitsubishi Motors Corp	26,000	192	PPG Industries Inc	4,769	498
Nissan Motor Co Ltd	12,700	126	Toray Industries Inc	14,600	139
Toyota Motor Corp	4,400	248			$4,846

		$1,631	Commercial Services - (0.88)%
Automobile Parts & Equipment - (0.37)%			Benesse Holdings Inc	2,700	104
Brembo SpA	3,443	54	Cintas Corp	1,955	264
Goodyear Tire & Rubber Co/The	4,674	141	Ecolab Inc	3,620	483
Koito Manufacturing Co Ltd	900	56	Equifax Inc	481	68
NGK Spark Plug Co Ltd	22,900	436	Gartner Inc	1,708	206
Nifco Inc/Japan	500	28	Global Payments Inc	2,507	239
Toyota Industries Corp	5,600	298	IHS Markit Ltd	5,864	275
Yokohama Rubber Co Ltd/The	9,400	174	Nets A/S	9,702	240
		$1,187	Nielsen Holdings PLC	6,614	257
			PayPal Holdings Inc	3,352	207
Banks - (0.76)%			Quanta Services Inc	2,761	99
Banca Generali SpA	1,985	66	Sohgo Security Services Co Ltd	1,600	70
Banco BPM SpA	69,618	265	United Rentals Inc	1,568	185
Bank of Kyoto Ltd/The	35,000	323	Verisk Analytics Inc	149	12
BPER Banca	16,668	94	Western Union Co/The	9,051	171
Chiba Bank Ltd/The	4,000	27			$2,880
Chugoku Bank Ltd/The	1,400	19
Concordia Financial Group Ltd	11,100	53	Computers - (0.58)%
Fifth Third Bancorp	13,562	354	Accenture PLC - Class A	9,625	1,259
FinecoBank Banca Fineco SpA	30,289	261	DXC Technology Co	5,696	484
Iyo Bank Ltd/The	1,600	12	Obic Co Ltd	1,900	119
Mitsubishi UFJ Financial Group Inc	27,100	165	SCSK Corp	300	13
Seven Bank Ltd	79,000	300			$1,875

Shizuoka Bank Ltd/The	3,000	26	Consumer Products - (0.05)%
Suruga Bank Ltd	2,500	53
			Avery Dennison Corp	1,833	173
UniCredit SpA	12,070	246
Unione di Banche Italiane SpA	33,010	153
		$2,417	Cosmetics & Personal Care - (0.08)%

Beverages - (0.40)%			Coty Inc	15,498	257
			Procter & Gamble Co/The	8	1
Brown-Forman Corp - B Shares	7,298	387			$258
Coca-Cola Bottlers Japan Inc	800	27
Constellation Brands Inc	4,113	823	Diversified Financial Services - (0.90)%
			Acom Co Ltd	101,200	414

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Diversified Financial Services (continued)			Food (continued)
AEON Financial Service Co Ltd	13,000	$276	Hershey Co/The	3,846	$404
Affiliated Managers Group Inc	1,153	204	Kikkoman Corp	7,700	241
Alliance Data Systems Corp	990	223	McCormick & Co Inc/MD	2,312	220
American Express Co	3,722	320	MEIJI Holdings Co Ltd	300	24
Azimut Holding SpA	986	21	Mondelez International Inc	14,963	608
CME Group Inc	4,297	541	Tyson Foods Inc	6,526	413
Hitachi Capital Corp	900	21	Yakult Honsha Co Ltd	2,300	159
Intercontinental Exchange Inc	11,332	733			$3,031

Navient Corp	2,414	32	Forest Products & Paper - (0.10)%
Orient Corp	96,300	156
		$2,941	International Paper Co	5,835	314

Electric - (1.57)%			Gas - (0.05)%
Alliant Energy Corp	4,337	185
			Snam SpA	18,545	90
Ameren Corp	1,925	116
			Toho Gas Co Ltd	7,000	46
American Electric Power Co Inc	351	26
Chugoku Electric Power Co Inc/The	32,800	378			$136
Consolidated Edison Inc	5,658	477	Hand & Machine Tools - (0.06)%
Dominion Energy Inc	713	56	Stanley Black & Decker Inc	1,430	206
DONG Energy A/S	1,286	67

Duke Energy Corp	2,823	246	Healthcare - Products - (2.70)%
Electric Power Development Co Ltd	13,100	359
Entergy Corp	3,329	264	Abbott Laboratories	31,129	1,586
Eversource Energy	5,880	370	Align Technology Inc	1,497	264
Exelon Corp	6,968	264	Asahi Intecc Co Ltd	2,000	105
Hokuriku Electric Power Co	33,000	315	Becton Dickinson and Co	4,415	881
Kyushu Electric Power Co Inc	27,400	322	Boston Scientific Corp	18,183	501
PG&E Corp	9,121	642	Coloplast A/S	2,170	178
Pinnacle West Capital Corp	2,238	201	Cooper Cos Inc/The	914	229
PPL Corp	12,177	478	Danaher Corp	12,887	1,075
SCANA Corp	1,133	68	DENTSPLY SIRONA Inc	4,085	231
Shikoku Electric Power Co Inc	16,900	220	Edwards Lifesciences Corp	3,779	430
		$5,054	Henry Schein Inc	1,509	262
			IDEXX Laboratories Inc	1,825	284
Electrical Components & Equipment - (0.47)%			Intuitive Surgical Inc	688	691
Acuity Brands Inc	887	157	Olympus Corp	800	28
Casio Computer Co Ltd	14,900	211	ResMed Inc	2,531	196
Emerson Electric Co	11,486	678	Stryker Corp	6,660	941
Nidec Corp	3,900	443	Sysmex Corp	5,400	334
		$1,489	Terumo Corp	700	27

Electronics - (0.87)%			Thermo Fisher Scientific Inc	2,563	479
			Zimmer Biomet Holdings Inc	209	24
Agilent Technologies Inc	6,012	389			$8,746
Alps Electric Co Ltd	9,400	258
Amphenol Corp	901	73	Healthcare - Services - (0.07)%
Corning Inc	16,733	481	DaVita Inc	3,628	212
Fortive Corp	6,048	393

Hamamatsu Photonics KK	8,900	276	Holding Companies - Diversified - (0.04)%
Hirose Electric Co Ltd	100	14
			Keppel Corp Ltd	7,000	32
Ibiden Co Ltd	700	11
			Leucadia National Corp	3,921	93
Keyence Corp	100	52
Mettler-Toledo International Inc	540	327			$125
Murata Manufacturing Co Ltd	2,700	414	Home Furnishings - (0.07)%
PerkinElmer Inc	1,962	131	Hoshizaki Corp	300	26
		$2,819	Leggett & Platt Inc	2,578	118

Engineering & Construction - (0.18)%			Sony Corp	1,800	71
Chiyoda Corp	26,000	135			$215
Fluor Corp	2,490	96	Housewares - (0.13)%
Japan Airport Terminal Co Ltd	3,900	141	Newell Brands Inc	8,608	416
JGC Corp	13,200	212

		$584	Insurance - (0.89)%
Entertainment - (0.03)%			Aflac Inc	6,491	536
Oriental Land Co Ltd/Japan	1,600	120	American International Group Inc	12,380	749
			Assurant Inc	1,161	110

Food - (0.95)%			Chubb Ltd	166	23
			Dai-ichi Life Holdings Inc	6,100	98
Calbee Inc	15,900	543
			Japan Post Holdings Co Ltd	1,700	21
Chr Hansen Holding A/S	4,865	419
			Japan Post Insurance Co Ltd	6,300	135
			Loews Corp	3,194	149
			Marsh & McLennan Cos Inc	4,506	352

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares Value (000's)

Insurance (continued)			Oil & Gas - (1.17)%
Sony Financial Holdings Inc	35,500	$560	Andeavor	2,823	$283
T&D Holdings Inc	10,500	143	Cimarex Energy Co	1,973	197
UnipolSai Assicurazioni SpA	6,599	15	Concho Resources Inc	3,030	336
		$2,891	EOG Resources Inc	2,996	255
			EQT Corp	3,585	223
Internet - (1.42)%			Exxon Mobil Corp	10,198	778
Amazon. com Inc	838	822	Helmerich & Payne Inc	2,252	96
Expedia Inc	3,003	445	Hess Corp	6,053	235
Kakaku.com Inc	20,400	254	Newfield Exploration Co	3,803	99
M3 Inc	2,900	76	Phillips 66	9,855	826
MonotaRO Co Ltd	7,300	224	Pioneer Natural Resources Co	3,450	447
Netflix Inc	8,922	1,559			$3,775
Symantec Corp	12,833	385
TripAdvisor Inc	2,989	128	Oil & Gas Services - (0.70)%
VeriSign Inc	1,294	134	Halliburton Co	3,632	142
Yahoo Japan Corp	19,000	87	National Oilwell Varco Inc	7,855	241
Yoox Net-A-Porter Group SpA	14,398	474	Saipem SpA	70,328	261
		$4,588	Schlumberger Ltd	22,379	1,421
			TechnipFMC PLC	8,859	229
Iron & Steel - (0.09)%					$2,294
Kobe Steel Ltd	25,600	308
			Pharmaceuticals - (1.86)%

Leisure Products & Services - (0.56)%			Allergan PLC	6,400	1,469
			Cardinal Health Inc	6,087	411
Carnival Corp	15,010	1,043	Chugai Pharmaceutical Co Ltd	7,600	311
Shimano Inc	4,300	581	Eisai Co Ltd	2,500	130
Yamaha Corp	2,800	98	Eli Lilly & Co	16,003	1,301
Yamaha Motor Co Ltd	3,500	99	Mylan NV	7,048	222
		$1,821	Ono Pharmaceutical Co Ltd	18,800	385
Lodging - (0.12)%			Perrigo Co PLC	41	3
City Developments Ltd	2,300	20	Pfizer Inc	17,762	602
MGM Resorts International	10,667	351	Santen Pharmaceutical Co Ltd	17,900	279
		$371	Sawai Pharmaceutical Co Ltd	400	22
			Sosei Group Corp	3,800	315
Machinery - Diversified - (0.29)%			Zoetis Inc	8,719	547
CNH Industrial NV	2,024	23			$5,997
Flowserve Corp	1,641	64
Kubota Corp	6,000	104	Pipelines - (0.21)%
Mitsubishi Heavy Industries Ltd	33,000	126	Kinder Morgan Inc/DE	13,867	268
Xylem Inc/NY	3,457	215	Williams Cos Inc/The	14,691	437
Yaskawa Electric Corp	12,400	376			$705
		$908	Real Estate - (0.05)%
Media - (0.04)%			CapitaLand Ltd	12,800	36
DISH Network Corp	291	17	Global Logistic Properties Ltd	46,500	111
Mediaset SpA	23,892	89			$147
Singapore Press Holdings Ltd	7,800	16	REITs - (1.55)%
		$122	American Tower Corp	4,051	600
Metal Fabrication & Hardware - (0.23)%			Apartment Investment & Management Co	3,075	139
MISUMI Group Inc	4,700	121	AvalonBay Communities Inc	1,071	201
Tenaris SA	45,287	603	Boston Properties Inc	310	37
		$724	Crown Castle International Corp	7,480	811
			Equinix Inc	1,494	700
Mining - (0.03)%			Equity Residential	6,751	453
Sumitomo Metal Mining Co Ltd	5,000	86	GGP Inc	16,885	350
			HCP Inc	8,952	267
Miscellaneous Manufacturers - (0.63)%			Host Hotels & Resorts Inc	15,308	277
3M Co	546	111	Iron Mountain Inc	4,693	185
AO Smith Corp	3,244	181	Kimco Realty Corp	8,819	173
Dover Corp	1,634	139	Macerich Co/The	2,988	158
Eaton Corp PLC	9,325	669	Simon Property Group Inc	170	27
General Electric Co	11,293	277	SL Green Realty Corp	2,087	201
Nikon Corp	700	11	Welltower Inc	5,952	436
Parker-Hannifin Corp	2,366	381			$5,015
Textron Inc	5,111	251	Retail - (1.24)%
		$2,020	Aeon Co Ltd	17,000	251
Office & Business Equipment - (0.13)%			Don Quijote Holdings Co Ltd	10,100	383
Ricoh Co Ltd	40,900	410	FamilyMart UNY Holdings Co Ltd	9,500	515
			Fast Retailing Co Ltd	600	172
			Isetan Mitsukoshi Holdings Ltd	17,600	181
			J Front Retailing Co Ltd	6,600	92

See accompanying notes.

Schedule of Investments
Multi-Manager Equity Long/Short Fund
August 31, 2017

Short Sales Outstanding

COMMON STOCKS (continued)	Shares Value (000's)		COMMON STOCKS (continued)	Shares	Value (000's)

Retail (continued)			Transportation (continued)
Kohl's Corp	2,992	$119	Sotetsu Holdings Inc	4,000	$19
L Brands Inc	5,081	184	Tokyu Corp	3,500	51
Lawson Inc	1,300	87	Yamato Holdings Co Ltd	3,900	83
Marui Group Co Ltd	23,900	334			$2,765

Pandora A/S	4,884	520	Water - (0.08)%
Ryohin Keikaku Co Ltd	500	139
Salvatore Ferragamo SpA	480	14	American Water Works Co Inc	3,494	283
Tiffany & Co	744	68
Ulta Beauty Inc	573	127	TOTAL COMMON STOCKS (proceeds $97,942)		$103,090
Wal-Mart Stores Inc	10,411	813	INVESTMENT COMPANIES - (4.46)%	Shares	Value (000's)
Yamada Denki Co Ltd	6,600	36	Exchange Traded Funds - (4.46)%
		$4,035	Consumer Discretionary Select Sector SPDR	14,863	1,333
Semiconductors - (1.03)%			Fund
Advanced Micro Devices Inc	19,399	252	Consumer Staples Select Sector SPDR Fund	26,780	1,465
Advantest Corp	4,300	72	Health Care Select Sector SPDR Fund	10,673	868
Broadcom Ltd	3,637	917	Industrial Select Sector SPDR Fund	14,601	999
Micron Technology Inc	25,146	804	SPDR S&P500 ETF Trust	23,245	5,753
NVIDIA Corp	5,845	990	Technology Select Sector SPDR Fund	68,359	4,022
Qorvo Inc	2,506	184			$14,440
Renesas Electronics Corp	9,100	92	TOTAL INVESTMENT COMPANIES (proceeds $12,620)		$14,440
		$3,311	TOTAL SHORT SALES (proceeds $110,562)		$117,530

Software - (1.42)%
Activision Blizzard Inc	13,409	879
Adobe Systems Inc	1,146	178
Akamai Technologies Inc	3,317	156
ANSYS Inc	86	11
Autodesk Inc	4,570	523
Cerner Corp	7,103	481
Fidelity National Information Services Inc	5,912	550
Fiserv Inc	510	63
Red Hat Inc	3,668	394
salesforce.com Inc	14,234	1,359
Synopsys Inc	392	32
		$4,626

Storage & Warehousing - (0.03)%
Mitsubishi Logistics Corp	8,000	97

Telecommunications - (0.14)%
Level 3 Communications Inc	7,470	407
Telecom Italia SpA/Milano	48,280	46
		$453

Textiles - (0.11)%
Mohawk Industries Inc	1,431	362

Toys, Games & Hobbies - (0.04)%
Mattel Inc	6,363	103
Nintendo Co Ltd	100	34
		$137

Transportation - (0.86)%
ComfortDelGro Corp Ltd	8,100	13
DSV A/S	2,283	162
Hankyu Hanshin Holdings Inc	400	15
Kansas City Southern	821	85
Keihan Holdings Co Ltd	25,000	151
Keikyu Corp	29,000	308
Keio Corp	33,000	275
Kintetsu Group Holdings Co Ltd	76,000	287
Kyushu Railway Co	1,000	31
Nagoya Railroad Co Ltd	32,000	143
Nankai Electric Railway Co Ltd	27,000	139
Nippon Yusen KK	95,000	188
Odakyu Electric Railway Co Ltd	19,000	368
Seibu Holdings Inc	22,700	391
Singapore Post Ltd	60,000	56

See accompanying notes.

Schedule of Investments
Opportunistic Municipal Fund
August 31, 2017

INVESTMENT COMPANIES - 0.10%	Shares Held	Value (000's)		Principal
Exchange Traded Funds - 0.10%			MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
SPDR Nuveen S&P High Yield Municipal	1,040	$60	Florida - 5.24%
Bond ETF			Greater Orlando Aviation Authority
VanEck Vectors High-Yield Municipal Index	1,000	31	5.00%, 10/01/2047(b),(d)	$3,000	$3,462
ETF			Northern Palm Beach County Improvement
VanEck Vectors Short High-Yield Municipal	1,000	25	District
Index ETF			5.00%, 08/01/2046	1,000	1,055
		$116	Orange County Housing Finance Authority
TOTAL INVESTMENT COMPANIES		$116	7.00%, 10/01/2025	450	455
	Principal		Tampa-Hillsborough County Expressway
MUNICIPAL BONDS - 105.87%	Amount (000's)	Value (000's)	Authority
Alabama - 2.59%			5.00%, 07/01/2047(d)	1,000	1,162
Lower Alabama Gas District/The					$6,134
5.00%, 09/01/2034	$2,500	$3,024	Georgia - 1.36%
			Atlanta Development Authority
Arizona - 4.40%			7.00%, 01/01/2040	1,000	1,048
Navajo Nation			City of Atlanta GA
5.50%, 12/01/2030(a)	2,500	2,735	7.38%, 01/01/2031	500	543
Salt Verde Financial Corp					$1,591
5.00%, 12/01/2032	2,000	2,407	Illinois - 16.20%
		$5,142	Chicago O'Hare International Airport
California - 11.96%			5.00%, 01/01/2033	1,250	1,452
Abag Finance Authority for Nonprofit Corps			Chicago Park District
5.00%, 08/01/2043	500	564	5.00%, 01/01/2040	1,000	1,115
California Educational Facilities Authority			City of Chicago IL
5.00%, 10/01/2038(b)	900	941	5.50%, 01/01/2042	300	324
5.00%, 01/01/2039(b)	1,730	1,828	6.00%, 01/01/2038	2,000	2,311
California Public Finance Authority			7.46%, 02/15/2026	1,929	1,364
5.00%, 07/01/2047(a)	1,700	1,841	City of Chicago IL Wastewater Transmission
California Statewide Communities			Revenue
Development Authority (credit support from			5.00%, 01/01/2031	760	848
GNMA COLL)			5.00%, 01/01/2039	1,200	1,311
4.90%, 07/20/2039(c)	500	527	City of Chicago IL Wastewater Transmission
California Statewide Financing Authority			Revenue (credit support from AGM)
			5.25%, 01/01/2042(c)	750	863
6.00%, 05/01/2043	1,000	1,007
Golden State Tobacco Securitization Corp			Illinois Finance Authority
5.30%, 06/01/2037	1,000	1,006	5.00%, 02/15/2036	1,000	1,128
5.75%, 06/01/2047	1,200	1,200	Illinois State Toll Highway Authority
			5.00%, 01/01/2040(b)	5,000	5,732
Golden State Tobacco Securitization
Corp (credit support from GOLDEN ST TOB			Metropolitan Pier & Exposition
SECURITIZATION)			Authority (credit support from NATL)
5.00%, 06/01/2033(c)	970	969	5.50%, 06/15/2029(c)	1,000	1,195
La Verne Public Financing Authority			State of Illinois
7.25%, 09/01/2026	640	642	5.50%, 07/01/2027	1,150	1,272
Los Angeles Department of Water & Power					$18,915
Power System Revenue			Indiana - 0.57%
5.00%, 07/01/2042	500	598	Indiana Finance Authority
Morongo Band of Mission Indians/The			5.00%, 10/01/2044	300	330
6.50%, 03/01/2028(a)	825	842	Town of Shoals IN
Oakland Unified School District/Alameda			7.25%, 11/01/2043	300	344
County					$674
5.00%, 08/01/2035	1,225	1,437	Louisiana - 2.00%
Sacramento Area Flood Control			Louisiana Public Facilities Authority
Agency (credit support from BAM)			0.00%, 07/01/2039(e)	278	—
5.00%, 10/01/2039(c)	500	571	Parish of St John the Baptist LA
		$13,973	5.13%, 06/01/2037	2,350	2,341
Colorado - 1.84%					$2,341
Centerra Metropolitan District No 1			Maine - 0.91%
5.00%, 12/01/2037	1,000	1,027	Finance Authority of Maine
Colorado Health Facilities Authority			5.25%, 01/01/2025(a)	1,000	1,063
5.00%, 05/15/2040	1,000	1,118
		$2,145	Maryland - 0.92%
Connecticut - 2.17%			City of Westminster MD
Mohegan Tribal Finance Authority			6.25%, 07/01/2044	600	652
7.00%, 02/01/2045(a)	2,400	2,538	Maryland Economic Development Corp
			5.38%, 06/01/2025	390	419
					$1,071
			Michigan - 0.96%
			Michigan Finance Authority
			5.00%, 07/01/2035	1,000	1,119

See accompanying notes.

Schedule of Investments
Opportunistic Municipal Fund
August 31, 2017

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)
Minnesota - 1.07%			Ohio (continued)
Housing & Redevelopment Authority of The			Ohio Air Quality Development Authority
City of St Paul Minnesota			3.75%, 12/01/2023	$1,000	$495
5.00%, 11/15/2030	$1,000	$1,252			$6,269
			Oklahoma - 2.16%
Missouri - 1.32%			Oklahoma Development Finance Authority
City of St Louis MO Airport Revenue (credit			5.00%, 08/01/2047	1,000	1,099
support from NATL)
5.50%, 07/01/2028(c)	400	519	Tulsa Airports Improvement Trust
			5.00%, 06/01/2035	300	324
Kansas City Industrial Development			Tulsa County Industrial Authority
Authority			5.25%, 11/15/2045	1,000	1,095
5.00%, 04/01/2046(a)	1,100	1,023
					$2,518
		$1,542	Oregon - 0.45%
Montana - 1.26%			Warm Springs Reservation Confederated
City of Kalispell MT			Tribe
5.25%, 05/15/2037	1,400	1,478	6.38%, 11/01/2033	500	530

Nevada - 2.35%			Pennsylvania - 3.38%
Las Vegas Redevelopment Agency			Lancaster County Hospital Authority/PA
5.00%, 06/15/2030	1,415	1,637	5.00%, 07/01/2045	1,250	1,336
5.00%, 06/15/2045	1,000	1,114	Pennsylvania Economic Development
		$2,751	Financing Authority
New Jersey - 6.80%			5.50%, 11/01/2044	1,000	1,074
Casino Reinvestment Development Authority			6.00%, 06/01/2031	500	501
5.25%, 11/01/2039	250	263	Philadelphia Authority for Industrial
Essex County Improvement Authority			Development
5.25%, 07/01/2045(a)	1,300	1,308	5.00%, 07/01/2049	1,000	1,039
New Jersey Economic Development					$3,950
Authority			South Carolina - 1.43%
5.00%, 07/15/2028	750	833	South Carolina Jobs-Economic Development
5.63%, 11/15/2030	1,500	1,693	Authority
5.75%, 09/15/2027	500	551	5.25%, 11/15/2047	500	529
New Jersey Economic Development			South Carolina Public Service Authority
Authority (credit support from ST APPROP)			5.25%, 12/01/2055	1,000	1,143
5.25%, 06/15/2040(c)	1,000	1,100
					$1,672
New Jersey Transportation Trust Fund			South Dakota - 0.43%
Authority			Oglala Sioux Tribe
5.25%, 06/15/2032	2,000	2,213	5.75%, 10/01/2025(a)	500	506
		$7,961
New York - 6.09%			Tennessee - 3.45%
Brooklyn Arena Local Development Corp			Chattanooga Health Educational & Housing
6.25%, 07/15/2040	480	541	Facility Board
Build NYC Resource Corp			5.00%, 10/01/2028	1,050	1,208
5.00%, 07/01/2035	1,500	1,687	5.00%, 10/01/2035	500	556
Glen Cove Local Economic Assistance Corp			Metropolitan Government Nashville &
5.00%, 01/01/2056	1,000	1,013	Davidson County Health & Educational Facs
New York Counties Tobacco Trust VI			Bd
5.00%, 06/01/2041	400	427	5.00%, 07/01/2040	2,000	2,267
New York State Thruway Authority					$4,031
5.25%, 01/01/2056	1,000	1,170	Texas - 9.35%
New York Transportation Development Corp			Arlington Higher Education Finance Corp
5.00%, 08/01/2021	1,500	1,641	5.00%, 12/01/2046	1,100	1,194
5.00%, 01/01/2023	560	647	Austin Convention Enterprises Inc
		$7,126	5.00%, 01/01/2034	500	575
North Carolina - 1.53%			5.00%, 01/01/2034	300	336
North Carolina Eastern Municipal Power			City of Houston TX Airport System Revenue
Agency			4.50%, 07/01/2020	1,000	1,057
5.25%, 01/01/2020	750	761	Harris County Cultural Education Facilities
North Carolina Medical Care Commission			Finance Corp
5.25%, 10/01/2035	1,000	1,025	6.00%, 10/01/2043	1,575	1,792
		$1,786	New Hope Cultural Education Facilities
Ohio - 5.37%			Finance Corp
Buckeye Tobacco Settlement Financing			5.00%, 07/01/2030	500	558
Authority			5.00%, 07/01/2047	1,500	1,621
6.00%, 06/01/2042	2,500	2,390	North Texas Tollway Authority
Buckeye Tobacco Settlement Financing			5.00%, 01/01/2045	615	692
Authority (credit support from BUCKEYE			Port Beaumont Navigation District
OHIO TOB SETTLEMENT)			7.25%, 02/01/2036(a)	1,000	1,037
5.75%, 06/01/2034(c)	2,000	1,869	Tarrant County Cultural Education Facilities
County of Hamilton OH			Finance Corp
5.00%, 01/01/2036	1,400	1,515	6.00%, 11/15/2027	1,000	1,095

See accompanying notes.

     Schedule of Investments Opportunistic Municipal Fund August 31, 2017

	Principal		Portfolio Summary (unaudited)
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	Sector	Percent
Texas (continued)			Revenue Bonds	79.93%
Texas Private Activity Bond Surface			Insured	8.19%
Transportation Corp			Prerefunded	6.49%
6.88%, 12/31/2039	$550	$614	General Obligation Unlimited	4.58%
7.00%, 12/31/2038	300	347	Tax Allocation	3.23%
		$10,918	Certificate Participation	1.17%
Utah - 1.68%			General Obligation Limited	0.95%
Utah Charter School Finance Authority (credit			Special Assessment	0.90%
support from UT CSCE)			Government	0.43%
5.38%, 06/15/2048(a),(c),(d)	2,000	1,959	Investment Companies	0.10%
			Liability For Floating Rate Notes Issued	(5.10)%
Virgin Islands - 0.67%			Other Assets and Liabilities	(0.87)%
Virgin Islands Public Finance Authority			TOTAL NET ASSETS	100.00%
5.00%, 10/01/2029	1,000	782

Virginia - 0.92%
County of Botetourt VA
6.00%, 07/01/2044	1,000	1,078

Washington - 1.64%
Port of Seattle Industrial Development Corp
5.00%, 04/01/2030	750	818
Washington Economic Development Finance
Authority
7.50%, 01/01/2032(a)	1,000	1,095
		$1,913
Wisconsin - 3.40%
Public Finance Authority
4.00%, 08/01/2035	500	487
4.00%, 12/01/2036	350	347
5.00%, 12/01/2025	2,200	2,491
5.25%, 04/01/2030	600	642
		$3,967
TOTAL MUNICIPAL BONDS		$123,719
Total Investments		$123,835
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (5.10)%
Notes with interest rates of 0.81% - 0.87% at	$(5,965)	$(5,965)
August 31, 2017 and contractual maturity of
collateral from 2018-2025.(f)
Total Net Investments		$117,870
Other Assets and Liabilities - (0.87)%		$(1,014)
TOTAL NET ASSETS - 100.00%		$116,856

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $15,947 or 13.65% of net assets.
(b)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(c)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(d)	Security purchased on a when-issued basis.
(e)	Non-Income Producing Security
(f)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at August 31, 2017.

See accompanying notes.

     Schedule of Investments Origin Emerging Markets Fund August 31, 2017

COMMON STOCKS - 95.54%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Advertising - 0.64%			Home Furnishings - 0.44%
Smiles SA	204,079	$4,506	Haier Electronics Group Co Ltd (b)	1,155,000	3,078

Agriculture - 0.81%			Insurance - 3.30%
KT&G Corp	56,106	5,704	Ping An Insurance Group Co of China Ltd	2,117,400	16,865
			Powszechny Zaklad Ubezpieczen SA	250,000	3,403
Automobile Manufacturers - 2.92%			Samsung Life Insurance Co Ltd	28,444	2,916
Geely Automobile Holdings Ltd	4,453,600	10,985			$23,184
Great Wall Motor Co Ltd	7,539,800	9,490	Internet - 15.39%
		$20,475	Alibaba Group Holding Ltd ADR(b)	190,200	32,665
Automobile Parts & Equipment - 0.84%			Autohome Inc ADR(b)	77,600	4,987
Hankook Tire Co Ltd	51,266	2,689	NCSoft Corp	42,200	14,417
Minth Group Ltd	693,000	3,196	Tencent Holdings Ltd	795,105	33,458
		$5,885	Weibo Corp ADR (b)	113,000	11,424
Banks - 10.06%			YY Inc ADR(b)	147,000	10,984
China Construction Bank Corp	27,705,828	24,376			$107,935
China Merchants Bank Co Ltd	1,472,300	5,566	Iron & Steel - 0.98%
Industrial & Commercial Bank of China Ltd	25,959,300	19,508	Kumba Iron Ore Ltd	258,800	4,261
Kiatnakin Bank PCL (a)	1,388,500	2,939	Severstal PJSC	163,400	2,588
OTP Bank PLC	92,000	3,743			$6,849
Sberbank of Russia PJSC ADR	593,600	8,127	Media - 0.74%
Thanachart Capital PCL (a)	2,027,300	2,855	CJ E&M Corp	76,900	5,194
Turkiye Garanti Bankasi AS	1,100,000	3,427
		$70,541	Metal Fabrication & Hardware - 1.64%
Building Materials - 1.78%			Catcher Technology Co Ltd	898,600	11,494
Anhui Conch Cement Co Ltd	2,511,700	9,399
Xinyi Glass Holdings Ltd	3,118,900	3,114	Mining - 0.37%
		$12,513	Grupo Mexico SAB de CV	786,600	2,596
Chemicals - 4.50%
LG Chem Ltd	38,000	12,805	Miscellaneous Manufacturers - 4.88%
Lotte Chemical Corp	30,820	10,953	Largan Precision Co Ltd	87,145	16,902
PTT Global Chemical PCL (a)	3,376,700	7,791	Sunny Optical Technology Group Co Ltd	1,202,925	17,305
		$31,549			$34,207
Coal - 1.70%			Oil & Gas - 4.14%
China Shenhua Energy Co Ltd	4,628,800	11,955	Novatek PJSC	41,800	4,422
			Polski Koncern Naftowy ORLEN SA	155,139	5,132
Commercial Services - 4.62%			PTT PCL (a)	537,000	6,460
Kroton Educacional SA	1,481,700	8,444	SK Innovation Co Ltd	34,466	5,782
			Thai Oil PCL (a)	1,221,000	3,468
Localiza Rent a Car SA	219,410	4,122
New Oriental Education & Technology Group	164,400	13,440	Tupras Turkiye Petrol Rafinerileri AS	110,300	3,751
Inc ADR(b)					$29,015
Qualicorp SA	330,000	3,650	Pharmaceuticals - 1.95%
Zhejiang Expressway Co Ltd	2,211,300	2,768	CSPC Pharmaceutical Group Ltd	1,978,000	3,091
		$32,424	Richter Gedeon Nyrt	263,032	6,849
Diversified Financial Services - 2.98%			Sinopharm Group Co Ltd	818,800	3,707
Hana Financial Group Inc	85,400	3,714			$13,647
KB Financial Group Inc	161,400	7,941	Real Estate - 0.87%
Meritz Securities Co Ltd	749,000	3,214	China Vanke Co Ltd	2,045,400	6,139
Shinhan Financial Group Co Ltd	65,000	2,997
Taishin Financial Holding Co Ltd	6,754,253	3,004	Retail - 1.72%
		$20,870	ANTA Sports Products Ltd	2,297,300	9,054
Electronics - 5.92%			Man Wah Holdings Ltd	3,250,000	3,029
AAC Technologies Holdings Inc	1,080,518	19,774			$12,083
Hon Hai Precision Industry Co Ltd	2,249,300	8,783	Semiconductors - 10.87%
Hon Hai Precision Industry Co Ltd	1,266,733	9,828	Nanya Technology Corp	1,642,000	3,531
Pegatron Corp	990,900	3,131	Phison Electronics Corp	561,100	7,590
		$41,516	Powertech Technology Inc	1,014,500	3,089
Engineering & Construction - 0.78%			Samsung Electronics Co Ltd	26,977	27,815
Grupo Aeroportuario del Centro Norte SAB de	899,200	5,440	Taiwan Semiconductor Manufacturing Co Ltd	838,317	30,993
CV			ADR
			Win Semiconductors Corp	556,104	3,221
Food - 1.26%					$76,239
X5 Retail Group NV (b)	215,900	8,811	Software - 3.22%
			Chinasoft International Ltd	4,466,400	2,380
Forest Products & Paper - 1.49%			NetEase Inc ADR	61,335	16,918
Mondi PLC	382,954	10,464	TravelSky Technology Ltd	1,200,300	3,287
					$22,585
Gas - 0.44%			Telecommunications - 1.95%
ENN Energy Holdings Ltd	478,000	3,085	BYD Electronic International Co Ltd	2,395,500	6,638
			China Mobile Ltd	367,043	3,896
Holding Companies - Diversified - 1.42%			Vodacom Group Ltd	226,097	3,156
KOC Holding AS	480,300	2,511			$13,690
Siam Cement PCL/The	496,100	7,477
		$9,988

See accompanying notes.

		Schedule of Investments
		Origin Emerging Markets Fund
		August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)
Water – 0.92%
Cia de Saneamento Basico do Estado de Sao	633,900	$6,458
Paulo

TOTAL COMMON STOCKS		$670,119
INVESTMENT COMPANIES – 4.00%	Shares Held	Value (000's)
Money Market Funds – 4.00%
First American Government Obligations Fund	28,036,667	28,037

TOTAL INVESTMENT COMPANIES		$28,037
Total Investments		$698,156
Other Assets and Liabilities - 0.46%		$3,239
TOTAL NET ASSETS - 100.00%		$701,395

(a)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $23,513 or 3.35% of net assets.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)
Country		Percent
China		44.55%
Korea, Republic Of		15.12%
Taiwan, Province Of China		14.48%
Thailand		4.42%
United States		4.00%
Brazil		3.87%
Russian Federation		3.42%
South Africa		2.55%
Hong Kong		1.86%
Hungary		1.51%
Turkey		1.39%
Poland		1.22%
Mexico		1.15%
Other Assets and Liabilities		0.46%
TOTAL NET ASSETS		100.00%

Futures Contracts

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
eMini MSCI Emerging Markets; September 2017	Long	533	$28,947	$915
Total				$915

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Preferred Securities Fund
August 31, 2017

INVESTMENT COMPANIES - 1.00%		Shares Held	Value(000	's)	PREFERRED STOCKS (continued)		Shares Held	Value (000's)
Money Market Funds - 1.00%					Electric (continued)
Goldman Sachs Financial Square Funds -		58,640,517	$58,641		Duke Energy Corp	5.13%, 01/15/2073	362,408	$9,281
Government Fund					Entergy Arkansas Inc	4.88%, 09/01/2066	10,000	250
					Entergy Arkansas Inc	4.90%, 12/01/2052	241,096	6,056
TOTAL INVESTMENT COMPANIES			$58,641		Entergy Louisiana LLC 4.70%, 06/01/2063		165,100	4,116
CONVERTIBLE PREFERRED STOCKS -					Entergy Louisiana LLC 4.88%, 09/01/2066		25,000	623
1.38%		Shares Held	Value(000	's)	Entergy Louisiana LLC 5.25%, 07/01/2052		230,055	5,818
Banks - 1.38%					Entergy New Orleans Inc	5.00%, 12/01/2052	3,299	85
Wells Fargo & Co 7.50% (a)		61,082	$81,300		Entergy New Orleans Inc	5.50%, 04/01/2066	20,000	529
					Entergy Texas Inc	5.63%, 06/01/2064	15,618	409
					Georgia Power Co	6.50% (a)	97,900	9,949
TOTAL CONVERTIBLE PREFERRED STOCKS			$81,300
PREFERRED STOCKS - 24.23%		Shares Held	Value(000	's)	Integrys Holding Inc	6.00%, 08/01/2073	87,600	2,449
Banks - 6.91%					3 Month LIBOR + 3.22%
AgriBank FCB 6.88% (a)		61,700	6,793		Interstate Power & Light Co 5.10% (a)		485,100	12,312
3 Month LIBOR + 4.23%					NextEra Energy Capital Holdings Inc 5.00%,		491,093	12,494
Bank of America Corp 6.63% (a)		199,813	5,181		01/15/2073
Bank of New York Mellon Corp/The 5.20%		139,534	3,519		NextEra Energy Capital Holdings Inc 5.13%,		662,215	16,767
(a)					11/15/2072
BB&T Corp 5.63% (a)		144,300	3,821		NextEra Energy Capital Holdings Inc 5.63%,		169,312	4,312
Capital One Financial Corp 6.00% (a)		532,627	13,454		06/15/2072
Citigroup Inc 6.88% (a)		9,618	258		NextEra Energy Capital Holdings Inc 5.70%,		13,164	333
Citigroup Inc 6.88% (a)		493,542	14,283		03/01/2072
					SCE Trust VI 5.00% (a)		421,222	10,800
3 Month LIBOR + 4.13%
CoBank ACB 6.13% (a)		8,000	801		Southern Co/The 5.25%, 10/01/2076		111,000	2,858
CoBank ACB 6.20% (a)		65,000	6,990					$132,756
3 Month LIBOR + 3.74%					Food - 0.47%
CoBank ACB 6.25% (a),(b)		296,500	31,846		Dairy Farmers of America Inc 7.88% (a),(b)		12,000	1,262
					Dairy Farmers of America Inc 7.88% (a),(b)		232,500	26,171
3 Month LIBOR + 4.56%
Cullen/Frost Bankers Inc 5.38% (a)		241,889	6,059					$27,433
Goldman Sachs Group Inc/The 5.50% (a)		774,944	20,869		Hand & Machine Tools - 0.51%
3 Month LIBOR + 3.64%					Stanley Black & Decker Inc 5.75%,		1,189,954	30,284
HSBC Holdings PLC 6.20% (a)		721,643	18,864		07/25/2052
HSBC Holdings PLC 8.00% (a)		130,027	3,524
Huntington Bancshares Inc/OH 5.88% (a)		326,087	8,495		Insurance - 5.69%
Huntington Bancshares Inc/OH 6.25% (a)		1,050,000	29,243		Aegon NV 4.00% (a)		18,974	473
ING Groep NV 6.13% (a)		52,468	1,376		3 Month LIBOR + 0.88%
ING Groep NV 6.38% (a)		784,468	20,263		Aegon NV 6.38% (a)		973,233	25,168
KeyCorp 6.13% (a)		780,000	22,870		Aegon NV 6.50% (a)		107,807	2,801
3 Month LIBOR + 3.89%					Aflac Inc 5.50%, 09/15/2052		1,085,462	27,364
M&T Bank Corp 6.38% (a)		17,852	18,655		Allstate Corp/The 5.10%, 01/15/2053		540,300	14,615
M&T Bank Corp 6.38% (a)		11,380	11,892		3 Month LIBOR + 3.17%
Merrill Lynch Capital Trust I 6.45%,		42,437	1,110		Allstate Corp/The 6.25% (a)		181,500	4,859
12/15/2066					Allstate Corp/The 6.63% (a)		380,000	10,275
Morgan Stanley 5.85% (a)		347,500	9,476		American Financial Group Inc/OH 6.25%,		250,786	6,766
3 Month LIBOR + 3.49%					09/30/2054
Morgan Stanley 7.13% (a)		126,282	3,710		Arch Capital Group Ltd 5.25% (a)		283,500	7,014
3 Month LIBOR + 4.32%					Arch Capital Group Ltd 6.75% (a)		690,877	17,845
PNC Financial Services Group Inc/The		1,730,132	49,413		Aspen Insurance Holdings Ltd 5.95% (a)		414,060	11,987
6.13% (a)					3 Month LIBOR + 4.06%
3 Month LIBOR + 4.07%					Axis Capital Holdings Ltd	5.50% (a)	154,159	3,913
Royal Bank of Scotland Group PLC 5.75% (a)		387,329	9,768		Axis Capital Holdings Ltd	5.50% (a)	9,287	235
State Street Corp	5.25% (a)	1,425,192	36,186		Hartford Financial Services Group Inc/The		1,044,739	31,969
State Street Corp	5.90% (a)	241,300	6,764		7.88%, 04/15/2042
3 Month LIBOR + 3.11%					3 Month LIBOR + 5.60%
State Street Corp 6.00% (a)		349,700	9,438		Protective Life Corp 6.00%, 09/01/2042		10,311	258
TCF Financial Corp 7.50% (a)		229,278	5,789		Protective Life Corp 6.25%, 05/15/2042		335,151	8,416
US Bancorp 6.50% (a)		197,845	5,763		Prudential PLC 6.50% (a)		8,061	213
3 Month LIBOR + 4.47%					Prudential PLC 6.75% (a)		86,967	2,303
Valley National Bancorp 6.25% (a)		172,200	4,968		Reinsurance Group of America Inc 6.20%,		577,300	16,771
3 Month LIBOR + 3.85%					09/15/2042
Wells Fargo & Co	5.63% (a)	195,171	5,069		3 Month LIBOR + 4.37%
Wells Fargo & Co	5.85% (a)	125,027	3,399		RenaissanceRe Holdings Ltd 5.38% (a)		654,975	16,859
3 Month LIBOR + 3.09%					RenaissanceRe Holdings Ltd 6.08% (a)		172,247	4,415
Wells Fargo & Co 6.63% (a)		236,676	6,800		Torchmark Corp 5.88%, 12/15/2052		468,309	11,853
3 Month LIBOR + 3.69%					WR Berkley Corp 5.63%, 04/30/2053		1,262,728	33,008
			$406,709		WR Berkley Corp 5.75%, 06/01/2056		66,429	1,746
Diversified Financial Services - 0.07%					XLIT Ltd 4.42% (a)		76,419	73,362
Charles Schwab Corp/The 6.00% (a)		12,535	317		3 Month LIBOR + 3.12%
Charles Schwab Corp/The 6.00% (a)		143,663	3,942					$334,488
			$4,259		Media - 0.21%
Electric - 2.26%					Comcast Corp 5.00%, 12/15/2061		474,056	12,079
Alabama Power Co 6.45% (a)		89,000	2,327
Dominion Energy Inc 5.25%, 07/30/2076		897,421	23,118		Miscellaneous Manufacturers - 0.16%
DTE Energy Co 5.25%, 12/01/2062		313,300	7,870		General Electric Co 4.88%, 01/29/2053		299,666	7,635

See accompanying notes.

Schedule of Investments
Preferred Securities Fund
August 31, 2017

PREFERRED STOCKS (continued)		Shares Held	Value (000's)		Principal
Miscellaneous Manufacturers (continued)				BONDS (continued)	Amount (000's) Value (000's)
General Electric Co 4.88%, 10/15/2052		80,187	$2,037	Banks (continued)
			$9,672	Banco Bilbao Vizcaya Argentaria SA
REITs - 3.03%				9.00%, 12/31/2049(a)	$28,000	$29,050
Boston Properties Inc 5.25% (a)		7,284	190	USSW5 Index Spread + 8.26%
DDR Corp 6.25% (a)		12,487	318	Bank of America Corp
DDR Corp 6.38% (a)		460,752	12,182	6.30%, 12/31/2049(a)	40,055	45,112
Digital Realty Trust Inc 5.88	% (a)	97,818	2,518	3 Month LIBOR + 4.55%
Digital Realty Trust Inc 6.35	% (a)	205,498	5,553	6.50%, 12/31/2049(a)	61,285	69,099
Digital Realty Trust Inc 7.38	% (a)	239,911	6,516	3 Month LIBOR + 4.17%
Kimco Realty Corp 5.50% (a)		590,922	15,133	Bank of New York Mellon Corp/The
Kimco Realty Corp 6.00% (a)		679,411	17,196	4.62%, 12/31/2049(a)	17,415	17,633
Kimco Realty Corp 5.63% (a)		6,000	152	3 Month LIBOR + 3.13%
National Retail Properties Inc 5.20% (a)		60,000	1,486	4.95%, 12/31/2049(a)	75,100	77,728
Prologis Inc 8.54% (a)		167,700	11,236	3 Month LIBOR + 3.42%
PS Business Parks Inc 5.70	% (a)	377,419	9,624	Barclays Bank PLC
PS Business Parks Inc 5.75% (a)		534,494	13,512	7.63%, 11/21/2022	8,000	9,190
PS Business Parks Inc 6.00% (a)		188,128	4,782	7.75%, 04/10/2023	24,200	24,926
Public Storage 4.90% (a)		16,000	397	USSW5 Index Spread + 6.83%
Public Storage 4.95% (a)		4,000	100	10.18%, 06/12/2021	3,000	3,751
Public Storage 5.05% (a)		180,905	4,550	10.18%, 06/12/2021(b)	3,460	4,326
Public Storage 5.15% (a)		2,000	51	Barclays PLC
Public Storage 5.20% (a)		70,407	1,787	6.63%, 12/31/2049(a)	14,178	14,463
Public Storage 5.75% (a)		222,900	5,642	USSW5 Index Spread + 5.02%
Public Storage 5.88% (a)		237,401	6,400	8.25%, 12/31/2049(a)	68,658	72,799
Public Storage 6.00% (a)		580,214	15,550	USSW5 Index Spread + 6.71%
Public Storage 6.38% (a)		131,181	3,555	BNP Paribas SA
Senior Housing Properties Trust 5.63%,		113,931	2,862	7.20%, 06/29/2049(a),(b)	13,800	16,120
08/01/2042				3 Month LIBOR + 1.29%
Senior Housing Properties Trust 6.25%,		150,000	4,048	7.37%, 12/31/2049(a),(b)	100	113
02/01/2046				USSW5 Index Spread + 5.15%
Ventas Realty LP / Ventas Capital Corp		198,708	5,039	7.63%, 12/31/2049(a),(b)	46,600	50,969
5.45%, 03/15/2043				USSW5 Index Spread + 6.31%
Vornado Realty Trust 5.40% (a)		190,622	4,907	BPCE SA
Vornado Realty Trust 5.70% (a)		830,577	21,238	5.70%, 10/22/2023(b)	6,000	6,683
Vornado Realty Trust 6.63% (a)		71,610	1,823	Capital One Financial Corp
			$178,347	5.55%, 12/31/2049(a)	19,625	20,483
Savings & Loans - 0.05%				3 Month LIBOR + 3.80%
Astoria Financial Corp 6.50	% (a)	74,851	1,930	Citigroup Capital III
People's United Financial Inc 5.63% (a)		46,852	1,259	7.63%, 12/01/2036	2,700	3,527
3 Month LIBOR + 4.02%				Citigroup Inc
				5.90%, 12/29/2049(a)	200	215
			$3,189
Sovereign - 0.48%				3 Month LIBOR + 4.23%
Farm Credit Bank of Texas 6.75% (a),(b)		258,000	28,138	5.95%, 12/29/2049(a)	24,100	25,968
3 Month LIBOR + 4.01%				3 Month LIBOR + 4.07%
				5.95%, 12/31/2049(a)	5,000	5,400
Telecommunications - 4.39%				3 Month LIBOR + 3.91%
				6.13%, 12/31/2049(a)	47,300	50,639
Centaur Funding Corp 0.00%,		26,500	23,560
04/21/2020(b) ,(c)				3 Month LIBOR + 4.48%
				6.25%, 12/31/2049(a)	75,582	84,463
Centaur Funding Corp 9.08%,		100,666	116,300
04/21/2020(b) ,(d)				3 Month LIBOR + 4.52%
Qwest Corp 6.13%, 06/01/2053		885,400	22,259	Citizens Financial Group Inc
				5.50%, 12/31/2049(a)	7,500	7,828
Qwest Corp 6.88%, 10/01/2054		258,100	6,734
Qwest Corp 7.00%, 04/01/2052		253,178	6,451	3 Month LIBOR + 3.96%
Qwest Corp 7.00%, 07/01/2052		520,255	13,251	CoBank ACB
				6.25%, 12/31/2049(a)	16,400	18,054
Qwest Corp 7.50%, 09/15/2051		249,652	6,441
Telephone & Data Systems Inc 6.63	%,	210,414	5,496	3 Month LIBOR + 4.66%
03/31/2045				Cooperatieve Rabobank UA
				11.00%, 12/29/2049(a)	7,750	8,893
Telephone & Data Systems Inc 7.00	%,	1,198,224	30,770
03/15/2060				3 Month LIBOR + 10.87%
				11.00%, 12/29/2049(a),(b)	101,447	116,410
United States Cellular Corp 6.95%,		75,623	1,973
05/15/2060				3 Month LIBOR + 10.87%
Verizon Communications Inc 5.90	%,	942,517	25,288	Corestates Capital III
02/15/2054				1.88%, 02/15/2027(b)	7,000	6,597
				3 Month LIBOR + 0.57%
			$258,523	Countrywide Capital III
TOTAL PREFERRED STOCKS			$1,425,877	8.05%, 06/15/2027	6,312	8,238
		Principal		Credit Agricole SA
BONDS - 72.06%		Amount (000's) Value (000's)		7.88%, 12/31/2049 (a),(b)	8,000	8,980
Banks - 42.07%				USSW5 Index Spread + 4.90%
Australia & New Zealand Banking Group				8.13%, 12/31/2049(a)	5,000	5,925
Ltd/United Kingdom
6.75%, 12/31/2049(a),(b)		$4,000	$4,473	USSW5 Index Spread + 6.19%
USD ICE SWAP Rate NY 5 + 5.17%				8.13%, 12/31/2049(a),(b)	11,050	13,094

				USSW5 Index Spread + 6.19%

See accompanying notes.

Schedule of Investments
Preferred Securities Fund
August 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)			Banks (continued)
Credit Agricole SA (continued)			Nordea Bank AB (continued)
8.38%, 12/31/2049(a),(b)	$42,909	$47,590	6.13%, 12/31/2049(a)	$1,800	$1,913
3 Month LIBOR + 6.98%			USSW5 Index Spread + 3.39%
Credit Suisse AG			6.13%, 12/31/2049(a),(b)	42,131	44,764
6.50%, 08/08/2023(b)	29,754	33,622	USSW5 Index Spread + 3.39%
6.50%, 08/08/2023	6,000	6,780	Northern Trust Corp
Credit Suisse Group AG			4.60%, 12/31/2049(a)	4,400	4,510
6.25%, 12/31/2049(a),(b)	9,100	9,646	3 Month LIBOR + 3.20%
USSW5 Index Spread + 3.46%			NTC Capital I
6.25%, 12/31/2049(a)	1,475	1,564	1.82%, 01/15/2027	3,000	2,805
USSW5 Index Spread + 3.46%			3 Month LIBOR + 0.52%
7.50%, 12/31/2049(a)	3,000	3,375	PNC Financial Services Group Inc/The
USSW5 Index Spread + 4.60%			6.75%, 07/29/2049(a)	44,035	49,870
7.50%, 12/31/2049(a),(b)	69,040	77,663	3 Month LIBOR + 3.68%
USSW5 Index Spread + 4.60%			Royal Bank of Scotland Group PLC
First Union Capital II			4.80%, 04/05/2026	7,500	8,029
7.95%, 11/15/2029	3,700	4,959	7.50%, 12/31/2049(a)	45,281	47,771
Goldman Sachs Group Inc/The			USSW5 Index Spread + 5.80%
5.70%, 12/31/2049(a)	39,795	41,188	7.64%, 03/29/2049(a)	1,900	1,825
3 Month LIBOR + 3.88%			3 Month LIBOR + 2.32%
HBOS Capital Funding LP			7.65%, 08/29/2049(a)	27,915	35,103
6.85%, 03/29/2049(a)	7,000	7,155	3 Month LIBOR + 2.50%
HSBC Capital Funding Dollar 1 LP			8.00%, 12/31/2049(a)	9,825	10,878
10.18%, 12/29/2049(a),(b)	32,900	52,331	USSW5 Index Spread + 5.72%
3 Month LIBOR + 4.98%			8.62%, 12/29/2049(a)	3,000	3,323
HSBC Holdings PLC			USSW5 Index Spread + 7.60%
6.87%, 12/31/2049(a)	39,600	43,085	Skandinaviska Enskilda Banken AB
USD ICE SWAP Rate NY 5 + 5.51%			5.75%, 12/31/2049(a)	18,100	18,769
ING Groep NV			USSW5 Index Spread + 3.85%
6.50%, 12/31/2049(a)	26,000	27,841	Societe Generale SA
USSW5 Index Spread + 4.45%			7.38%, 12/31/2049(a),(b)	14,000	15,138
JPMorgan Chase & Co			USSW5 Index Spread + 6.24%
5.30%, 12/31/2049(a)	14,800	15,300	7.88%, 12/31/2049(a)	14,000	15,698
3 Month LIBOR + 3.80%			USSW5 Index Spread + 4.98%
6.13%, 12/31/2049(a)	22,000	24,173	8.00%, 12/31/2049(a),(b)	16,800	19,320
3 Month LIBOR + 3.33%			USD ICE SWAP Rate NY 5 + 5.87%
6.75%, 12/31/2049(a)	137,707	157,330	8.25%, 12/31/2049(a)	64,750	68,624
3 Month LIBOR + 3.78%			USSW5 Index Spread + 6.39%
7.90%, 04/29/2049(a)	65,637	67,606	Standard Chartered PLC
3 Month LIBOR + 3.47%			7.01%, 07/29/2049(a),(b)	36,300	41,927
KeyCorp			3 Month LIBOR + 1.46%
5.00%, 12/31/2049(a)	13,800	14,214	7.50%, 12/31/2049(a),(b)	17,700	19,166
3 Month LIBOR + 3.61%			USSW5 Index Spread + 6.30%
KeyCorp Capital III			7.75%, 12/31/2049(a),(b)	11,000	11,990
7.75%, 07/15/2029	3,500	4,200	USSW5 Index Spread + 5.72%
Lloyds Bank PLC			SunTrust Banks Inc
12.00%, 12/29/2049(a)	39,800	53,929	5.63%, 12/31/2049(a)	4,400	4,600
3 Month LIBOR + 11.76%			3 Month LIBOR + 3.86%
12.00%, 12/29/2049(a),(b)	24,750	33,536	SunTrust Capital I
3 Month LIBOR + 11.76%			1.99%, 05/15/2027	10,900	10,246
Lloyds Banking Group PLC			3 Month LIBOR + 0.67%
6.41%, 01/29/2049(a),(b)	32,174	36,477	Svenska Handelsbanken AB
3 Month LIBOR + 1.50%			5.25%, 12/31/2049(a)	42,000	42,998
6.66%, 01/29/2049(a),(b)	60,185	68,837	USSW5 Index Spread + 3.34%
3 Month LIBOR + 1.27%			Swedbank AB
7.50%, 12/31/2049(a)	47,888	53,405	6.00%, 12/31/2049(a)	5,200	5,499
USSW5 Index Spread + 4.76%			USSW5 Index Spread + 4.11%
M&T Bank Corp			UBS AG/Stamford CT
5.12%, 12/31/2049(a)	15,500	16,294	7.63%, 08/17/2022	10,000	11,850
3 Month LIBOR + 3.52%			UBS Group AG
6.45%, 12/31/2049(a)	6,615	7,425	6.87%, 12/31/2049(a)	18,078	19,379
3 Month LIBOR + 3.61%			USD ICE SWAP Rate NY 5 + 5.50%
Morgan Stanley			6.88%, 12/31/2049(a)	15,233	16,699
5.55%, 12/31/2049(a)	10,000	10,412	USSW5 Index Spread + 4.59%
3 Month LIBOR + 3.81%			7.00%, 12/31/2049(a)	12,000	13,391
NB Capital Trust III			USSW5 Index Spread + 4.87%
1.85%, 01/15/2027	3,000	2,831	7.13%, 12/31/2049(a)	1,757	1,867
3 Month LIBOR + 0.55%			USSW5 Index Spread + 5.46%
Nordea Bank AB			US Bancorp
5.50%, 12/31/2049(a),(b)	6,000	6,192	5.12%, 12/31/2049(a)	21,400	22,684
USD ICE SWAP Rate NY 5 + 3.56%			3 Month LIBOR + 3.49%
5.50%, 12/31/2049(a)	1,200	1,238
USD ICE SWAP Rate NY 5 + 3.56%
See accompanying notes.			181

Schedule of Investments Preferred Securities Fund August 31, 2017

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Banks (continued)			Insurance (continued)
USB Realty Corp			AXA SA	(continued)
2.45%, 12/29/2049(a),(b)	$1,500	$1,329	8.60%, 12/15/2030		$13,565	$19,618
3 Month LIBOR + 1.15%			Catlin Insurance Co Ltd
Wells Fargo & Co			4.28%, 07/29/2049(a),(b)		47,586	45,920
5.87%, 12/31/2049(a)	47,800	53,058	3 Month LIBOR + 2.98%
3 Month LIBOR + 3.99%			Chubb Corp/The
7.98%, 12/31/2049(a)	86,100	88,683	3.55%, 04/15/2037		565	562
3 Month LIBOR + 3.77%			3 Month LIBOR + 2.25%
		$2,475,053	Dai-ichi Life Insurance Co Ltd/The
Diversified Financial Services - 0.97%			7.25%, 12/29/2049(a),(b)		13,250	15,188
Charles Schwab Corp/The			3 Month LIBOR + 4.56%
7.00%, 02/28/2049(a)	28,358	32,506	Demeter Investments BV for Swiss Re Ltd
3 Month LIBOR + 4.82%			5.63%, 08/15/2052		16,800	18,168
Depository Trust & Clearing Corp/The			3 Month LIBOR + 3.78%
4.88%, 12/31/2049(a),(b)	1,850	1,924	5.75%, 08/15/2050		5,000	5,462
3 Month LIBOR + 3.17%			3 Month LIBOR + 3.59%
National Rural Utilities Cooperative Finance			Everest Reinsurance Holdings Inc
Corp			3.70%, 05/01/2067		32,820	30,687
5.25%, 04/20/2046	21,300	22,752	3 Month LIBOR + 2.39%
3 Month LIBOR + 3.63%			Great-West Life & Annuity Insurance Capital
		$57,182	LP
Electric - 1.51%			6.63%, 11/15/2034(b)		7,000	8,376
Emera Inc			Great-West Life & Annuity Insurance Capital
6.75%, 06/15/2076	35,200	40,163	LP II
3 Month LIBOR + 5.44%			3.85%, 05/16/2046(b)		1,750	1,724
Enel SpA			3 Month LIBOR + 2.54%
8.75%, 09/24/2073(b)	4,000	4,835	Hartford Financial Services Group Inc/The
USSW5 Index Spread + 5.88%			3.44%, 02/12/2067(b)		10,885	10,640
NextEra Energy Capital Holdings Inc			3 Month LIBOR + 2.13%
3.37%, 10/01/2066	23,474	22,359	8.13%, 06/15/2068		5,772	6,014
3 Month LIBOR + 2.07%			3 Month LIBOR + 4.60%
3.37%, 06/15/2067	2,000	1,905	Legal & General Group PLC
3 Month LIBOR + 2.13%			5.25%, 03/21/2047		34,148	36,066
7.30%, 09/01/2067	4,350	4,372	USSW5 Index Spread + 3.69%
3 Month LIBOR + 3.35%			Liberty Mutual Group Inc
PPL Capital Funding Inc			4.15%, 03/07/2067(b)		12,738	12,483
3.96%, 03/30/2067	15,375	15,106	3 Month LIBOR + 2.91%
3 Month LIBOR + 2.67%			7.80%, 03/07/2087(b)		61,373	77,560
		$88,740	Liberty Mutual Insurance Co
Food - 0.16%			7.70%, 10/15/2097(b)		20,025	28,567
Dairy Farmers of America Inc			Lincoln National Corp
7.13%, 12/31/2049(a),(b)	8,700	9,635	3.35%, 04/20/2067		54,947	50,002
			3 Month LIBOR + 2.04%
Hand & Machine Tools - 0.22%			3.67%, 05/17/2066		13,109	12,224
Stanley Black & Decker Inc			3 Month LIBOR + 2.36%
5.75%, 12/15/2053	12,250	12,801	Meiji Yasuda Life Insurance Co
3 Month LIBOR + 4.30%			5.20%, 10/20/2045(b)		10,000	10,887
			USSW5 Index Spread + 4.23%
Insurance - 20.59%			MetLife Capital Trust IV
ACE Capital Trust II			7.88%, 12/15/2067(b)		19,020	25,725
9.70%, 04/01/2030	14,970	22,642	MetLife Inc
AIG Life Holdings Inc			6.40%, 12/15/2066		10,770	12,412
8.50%, 07/01/2030	30,200	40,468	9.25%, 04/08/2068(b)		41,075	60,996
Allstate Corp/The			10.75%, 08/01/2069		50,223	84,375
5.75%, 08/15/2053	8,254	9,059	Mitsui Sumitomo Insurance Co Ltd
3 Month LIBOR + 2.94%			7.00%, 03/15/2072(b)		10,700	12,345
6.50%, 05/15/2067	12,505	14,756	3 Month LIBOR + 5.90%
3 Month LIBOR + 2.12%			MMI Capital Trust I
American International Group Inc			7.63%, 12/15/2027		1,073	1,353
8.18%, 05/15/2068	7,500	10,200	Nationwide Financial Services Inc
3 Month LIBOR + 4.20%			6.75%, 05/15/2087		79,015	87,312
Aon Corp			Nippon Life Insurance Co
8.21%, 01/01/2027	4,500	5,906	4.70%, 01/20/2046(b)		5,000	5,275
Aquarius & Investments Plc for Swiss			USD ICE SWAP Rate NY 5 + 3.75%
Reinsurance Co Ltd			5.10%, 10/16/2044(b)		27,300	29,498
6.37%, 09/01/2024	14,600	15,423	USD ICE SWAP Rate NY 5 + 3.65%
USSW5 Index Spread + 5.21%			Provident Financing Trust I
Aviva PLC			7.41%, 03/15/2038		37,750	43,318
8.25%, 04/29/2049(a)	22,104	22,325
AXA SA
6.38%, 12/29/2049(a),(b)	27,793	31,701
3 Month LIBOR + 2.26%

See accompanying notes.

Schedule of Investments
Preferred Securities Fund
August 31, 2017

	Principal		(b)	Security exempt from registration under Rule 144A of the Securities Act of
BONDS (continued)	Amount (000's) Value (000's)		1933. These securities may be resold in transactions exempt from
Insurance (continued)			registration, normally to qualified institutional buyers. At the end of the
Prudential Financial Inc			period, the value of these securities totaled $1,495,266 or 25.41% of net
5.63%, 06/15/2043	$66,965	$72,490	assets.
3 Month LIBOR + 3.92%			(c) Non-Income Producing Security
5.88%, 09/15/2042	20,401	22,543	(d)	Affiliated Security as defined by the Investment Company Act of 1940 (the
3 Month LIBOR + 4.18%			Fund controls 5.0% or more of the outstanding voting shares of the
8.88%, 06/15/2068	800	840	security). Please see Affiliated Sub-Schedule for transactional
3 Month LIBOR + 5.00%			information.
Reinsurance Group of America Inc
3.91%, 12/15/2065	26,423	25,366
3 Month LIBOR + 2.67%			Portfolio Summary (unaudited)
Sompo Japan Nipponkoa Insurance Inc
5.33%, 03/28/2073(b)	60,300	65,652	Sector	Percent
			Financial	80.76%
3 Month LIBOR + 4.27%
			Communications	5.16%
Sumitomo Life Insurance Co
6.50%, 09/20/2073(b)	15,500	17,833	Industrial	3.90%
			Utilities	3.77%
3 Month LIBOR + 4.44%
			Energy	2.48%

Voya Financial Inc			Investment Companies	1.00%
5.65%, 05/15/2053	64,126	67,974
			Consumer, Non-cyclical	0.63%
3 Month LIBOR + 3.58%
			Basic Materials	0.49%
XLIT Ltd
3.76%, 12/31/2049(a)	14,350	13,391	Government	0.48%
			Purchased Options	0.07%
3 Month LIBOR + 2.46%
			Other Assets and Liabilities	1.26%
		$1,211,326	TOTAL NET ASSETS	100.00%
Mining - 0.49%
BHP Billiton Finance USA Ltd
6.75%, 10/19/2075(b)	25,042	29,049
USSW5 Index Spread + 5.09%

Miscellaneous Manufacturers - 2.26%
General Electric Co
5.00%, 12/31/2049(a)	125,868	132,948
3 Month LIBOR + 3.33%

Pipelines - 2.48%
Enterprise Products Operating LLC
5.25%, 08/16/2077	40,800	40,830
3 Month LIBOR + 3.03%
7.03%, 01/15/2068	62,775	63,685
3 Month LIBOR + 2.68%
TransCanada PipeLines Ltd
3.53%, 05/15/2067	8,461	7,996
3 Month LIBOR + 2.21%
Transcanada Trust
5.63%, 05/20/2075	3,800	4,028
3 Month LIBOR + 3.53%
5.87%, 08/15/2076	26,800	29,212
3 Month LIBOR + 4.64%
		$145,751
Telecommunications - 0.56%
Koninklijke KPN NV
7.00%, 03/28/2073(b)	13,126	14,882
USSW10 Index Spread + 5.33%
7.00%, 03/28/2073	16,000	18,140
USSW10 Index Spread + 5.33%
		$33,022
Transportation - 0.75%
BNSF Funding Trust I
6.61%, 12/15/2055	38,509	44,285
3 Month LIBOR + 2.35%

TOTAL BONDS		$4,239,792
TOTAL PURCHASED OPTIONS - 0.07%		$4,156
Total Investments		$5,809,766
Other Assets and Liabilities - 1.26%		$74,025
TOTAL NET ASSETS - 100.00%		$5,883,791

(a)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.

See accompanying notes.

				Schedule of Investments
Preferred Securities Fund
August 31, 2017

Affiliated Securities		August 31, 2016			Purchases		Sales			August 31, 2017
			Value			Cost	Proceeds			Value
Centaur Funding Corp 9.08%				$121,028		$—	$2,238			$116,300
				$121,028		$–	$2,238			$116,300

				Realized Gain/Loss			Realized Gain from			Change in Unrealized
		Income		on Investments		Capital Gain Distributions				Gain/Loss
Centaur Funding Corp 9.08%			$9,140		$413	$			—	$(2,903)
			$9,140		$413	$			—	$(2,903)
Amounts in thousands

Options

Purchased Options		Contracts/		Notional			Upfront			Unrealized
Outstanding	Counterparty	Shares		Amount	Exercise Price	Expiration Date	Payments/(Recepts)		Fair Value	Appreciation/(Depreciation)
Call - US Long Bond 1st	N/A	1,900		$1,900	$155.00	09/05/2017	$1,537		$2,167	$630
W Future; December 2017
Call - US Long Bond	N/A	1,900		$1,900	$157.00	09/25/2017	1,163		1,366	203
Future; December 2017
Call - US Long Bond	N/A	1,900		$1,900	$162.00	09/25/2017	183		148	(35)
Future; December 2017
Put - US Long Bond 1st W	N/A	1,900		$1,900	$155.00	09/05/2017	996		89	(907)
Future; December 2017
Put - US Long Bond	N/A	1,900		$1,900	$148.00	09/25/2017	94		30	(64)
Future; December 2017
Put - US Long Bond	N/A	1,900		$1,900	$153.00	09/25/2017	847		356	(491)
Future; December 2017
Total							$4,820		$4,156	$(664)

Written Options		Contracts/		Notional			Upfront			Unrealized
Outstanding	Counterparty	Shares		Amount	Exercise Price	Expiration Date	Payments/(Receipts)		Fair Value	Appreciation/(Depreciation)
Call - US Long Bond 1st	N/A	1,900		$1,900	$157.00	09/05/2017	$(280	) $	(148)	$132
W Future; December 2017
Call - US Long Bond	N/A	3,800		$3,800	$160.00	09/25/2017	(643)		(594)	49
Future; December 2017
Put - US Long Bond 1st W	N/A	1,900		$1,900	$153.00	09/05/2017	(114)		—	114
Future; December 2017
Put - US Long Bond	N/A	3,800		$3,800	$150.00	09/25/2017	(347)		(119)	228
Future; December 2017
Total							$(1,384	) $	(861)	$523

Amounts in thousands except contracts/shares

See accompanying notes.

		Schedule of Investments
Real Estate Allocation Fund
August 31, 2017

INVESTMENT COMPANIES - 100.98%	Shares Held	Value
Principal Funds, Inc. Class R-6 - 100.98%
Global Real Estate Securities Fund (a)	73,891	$702,708
Real Estate Debt Income Fund (a)	86,073	838,354
		$1,541,062
TOTAL INVESTMENT COMPANIES		$1,541,062
Total Investments		$1,541,062
Other Assets and Liabilities - (0.98)%		$(15,040)
TOTAL NET ASSETS - 100.00%		$1,526,022

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		54.93%
International Equity Funds		46.05%
Other Assets and Liabilities		(0.98)%
TOTAL NET ASSETS		100.00%

Affiliated Securities	August 31, 2016		Purchases		Sales		August 31, 2017
		Value		Cost(c)	Proceeds(c)		Value
Global Real Estate Securities Fund(a)		$—		$686,292	$11,952		$702,708
Global Real Estate Securities Fund(b)		460,422		521,117	958,643		—
Real Estate Debt Income Fund(a)		—		844,114	14,606		838,354
Real Estate Debt Income Fund(b)		470,256		605,555	1,068,681		—
		$930,678		$2,657,078	$2,053,882		$1,541,062

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Global Real Estate Securities Fund(a)	$—		$(22)			$—	$28,390
Global Real Estate Securities Fund(b)	17,435		(1,265)			1,626	(21,631)
Real Estate Debt Income Fund(a)	7,047		41			—	8,805
Real Estate Debt Income Fund(b)	16,662		(439)			18	(6,691)
	$41,144		$(1,685)			$1,644	$8,873
Amounts in thousands

(a)	Class R-6
(b)	Institutional Class
(c)	Purchases and Sales include transactions related to the transition of assets from the Institutional Class to Class R-6.

See accompanying notes.

Schedule of Investments
Real Estate Debt Income Fund
August 31, 2017

INVESTMENT COMPANIES - 1.00%		Shares Held	Value (000's)		Principal
Money Market Funds - 1.00%				BONDS (continued)	Amount (000's) Value (000's)
First American Government Obligations Fund		1,911,019	$1,911	Commercial Mortgage Backed Securities (continued)
				GS Mortgage Securities Trust 2010-C1
TOTAL INVESTMENT COMPANIES			$1,911	1.53%, 08/10/2043(a),(b)	$24,726	$808
		Principal		GS Mortgage Securities Trust 2011-GC3
BONDS - 98.53%		Amount (000's)	Value (000's)	0.84%, 03/10/2044(a),(b)	23,887	449
Commercial Mortgage Backed Securities - 91.48%				GS Mortgage Securities Trust 2013-GCJ14
Banc of America Commercial Mortgage Trust				4.92%, 08/10/2046(a)	4,750	4,542
2008-1				GS Mortgage Securities Trust 2014-GC22
6.53%, 02/10/2051		$1,800	$1,807	1.19%, 06/12/2047(b)	20,142	1,012
6.53%, 02/10/2051(a)		1,000	976	4.80%, 06/10/2047	3,225	3,356
Banc of America Commercial Mortgage Trust				GS Mortgage Securities Trust 2015-GC28
2015-UB	S7			3.14%, 02/10/2048	5,000	5,118
4.51%, 09/15/2048		1,080	1,150	GS Mortgage Securities Trust 2015-GC34
Banc of America Commercial Mortgage Trust				3.51%, 10/10/2048	5,000	5,247
2016-UBS10				4.47%, 10/10/2048	2,000	2,128
2.16%, 07/15/2049(b)		9,017	1,032	GS Mortgage Securities Trust 2016-GS2
5.08%, 07/15/2049		3,500	3,779	3.76%, 05/10/2049	2,500	2,598
Banc of America Commercial Mortgage Trust				JP Morgan Chase Commercial Mortgage
2017-BN	K3			Securities Trust 2010-C1
1.30%, 02/15/2050(b)		24,426	1,962	5.95%, 06/15/2043(a)	1,500	1,489
3.25%, 02/15/2050(a)		2,375	1,954	JP Morgan Chase Commercial Mortgage
BANK 2017-BNK4				Securities Trust 2011-C5
3.36%, 05/15/2050(a)		2,500	2,076	5.59%, 08/15/2046(a)	1,200	1,312
CD 2017-CD3 Mortgage Trust				JP Morgan Chase Commercial Mortgage
1.20%, 02/10/2050(b)		28,932	2,215	Securities Trust 2016-JP2
4.72%, 02/10/2050		3,000	3,219	3.46%, 08/15/2049	1,000	1,001
CFCRE Commercial Mortgage Trust 2011-				JPMBB Commercial Mortgage Securities
C2				Trust 2013-C12
1.41%, 12/15/2047(a),(b)		8,044	301	4.22%, 07/15/2045	460	425
Citigroup Commercial Mortgage Trust 2013-				JPMBB Commercial Mortgage Securities
GC15				Trust 2013-C15
5.27%, 09/10/2046(a)		2,010	1,959	5.25%, 11/15/2045(a)	2,500	2,453
Citigroup Commercial Mortgage Trust 2015-				JPMBB Commercial Mortgage Securities
GC27				Trust 2014-C21
3.14%, 02/10/2048		2,000	2,042	1.24%, 08/15/2047(b)	25,389	1,416
Citigroup Commercial Mortgage Trust 2016-				JPMBB Commercial Mortgage Securities
C1				Trust 2014-C24
2.10%, 05/10/2049(b)		28,657	3,634	4.07%, 11/15/2047(a)	1,000	854
3.51%, 05/10/2049		2,500	2,546	4.12%, 11/15/2047	2,500	2,605
4.12%, 05/10/2049		2,500	2,588	JPMCC Commercial Mortgage Securities
Citigroup Commercial Mortgage Trust 2016-				Trust 2017-JP6
GC36				4.76%, 07/15/2050(a)	4,000	4,072
3.62%, 02/10/2049		5,000	5,259	JPMDB Commercial Mortgage Securities
COMM 2006-C8 Mortgage Trust				Trust 2016-C4
5.38%, 12/10/2046		1,011	1,023	3.22%, 12/15/2049	4,250	4,029
COMM 2012-CCRE4 Mortgage Trust				JPMDB Commercial Mortgage Securities
3.25%, 10/15/2045		3,000	3,081	Trust 2017-C5
COMM 2013-CCRE11 Mortgage Trust				1.18%, 03/15/2050(b)	24,952	1,827
1.30%, 08/10/2050(b)		25,806	1,252	4.73%, 03/15/2050(a)	2,000	1,977
COMM 2013-CCRE6 Mortgage Trust				LB Commercial Mortgage Trust 2007-C3
1.48%, 03/10/2046(b)		13,517	428	6.10%, 07/15/2044	476	479
COMM 2014-CCRE17 Mortgage Trust				Morgan Stanley Bank of America Merrill
4.96%, 05/10/2047(a)		1,000	901	Lynch Trust 2013-C13
Comm 2014-UBS2 Mortgage Trust				5.05%, 11/15/2046	4,000	4,264
4.20%, 03/10/2047		1,000	1,068	Morgan Stanley Bank of America Merrill
COMM 2014-UBS3 Mortgage Trust				Lynch Trust 2013-C9
4.94%, 06/10/2047		1,000	991	3.71%, 05/15/2046	1,670	1,696
COMM 2015-LC19 Mortgage Trust				4.26%, 05/15/2046(a)	4,000	3,727
2.87%, 02/10/2048(a)		1,000	812	Morgan Stanley Bank of America Merrill
COMM 2015-LC23 Mortgage Trust				Lynch Trust 2014-C14
3.80%, 10/10/2048(a)		2,000	1,781	1.39%, 02/15/2047(b)	23,194	959
4.80%, 10/10/2048		1,000	1,051	Morgan Stanley Bank of America Merrill
COMM 2016-DC2 Mortgage Trust				Lynch Trust 2014-C15
3.77%, 02/10/2049		6,000	6,377	5.06%, 04/15/2047	1,000	1,061
Commercial Mortgage Trust 2007-GG9				Morgan Stanley Bank of America Merrill
5.51%, 03/10/2039		685	613	Lynch Trust 2015-C20
Credit Suisse Commercial Mortgage Trust				4.16%, 02/15/2048	1,000	1,030
Series 2007-C1				Morgan Stanley Bank of America Merrill
5.42%, 02/15/2040		1,970	1,994	Lynch Trust 2015-C25
Freddie Mac Multifamily Structured Pass				1.29%, 10/15/2048(b)	29,684	2,037
Through Certificates				Morgan Stanley Bank of America Merrill
1.28%, 01/25/2021(b)		19,823	631	Lynch Trust 2015-C26
3.01%, 07/25/2025		5,000	5,201	3.53%, 10/15/2048	1,000	1,048
3.28%, 06/25/2025		10,000	10,590
See accompanying notes.				186

Schedule of Investments
Real Estate Debt Income Fund
August 31, 2017

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Commercial Mortgage Backed Securities (continued)				REITs (continued)
Morgan Stanley Bank of America Merrill				VEREIT Operating Partnership LP
Lynch Trust 2016-C28				4.13%, 06/01/2021	$2,500	$2,625
3.95%, 01/15/2049		$6,000	$6,339			$8,262
Morgan Stanley Capital I Trust 2016-UBS12				TOTAL BONDS		$188,754
4.29%, 12/15/2049		2,000	1,953	Total Investments		$190,665
Morgan Stanley Capital I Trust 2016-UBS9				Other Assets and Liabilities - 0.47%		$900
4.70%, 03/15/2049		500	525	TOTAL NET ASSETS - 100.00%		$191,565
SG Commercial Mortgage Securities Trust
2016	-C5
2.18%, 10/10/2048(b)		13,865	1,700	(a)	Security exempt from registration under Rule 144A of the Securities Act of
UBS-Barclays Commercial Mortgage Trust				1933. These securities may be resold in transactions exempt from
2012	-C3			registration, normally to qualified institutional buyers. At the end of the
5.21%, 08/10/2049(a)		1,000	1,061	period, the value of these securities totaled $42,295 or 22.08% of net
UBS-Barclays Commercial Mortgage Trust				assets.
2012	-C4			(b) Security is an Interest Only Strip
1.84%, 12/10/2045(a),(b)		8,913	594
4.63%, 12/10/2045(a)		1,000	992
UBS-Barclays Commercial Mortgage Trust
2013	-C5			Portfolio Summary (unaudited)
4.22%, 03/10/2046(a)		2,280	2,330	Sector		Percent
Wachovia Bank Commercial Mortgage Trust				Mortgage Securities		91.48%
Series 2006-C29				Financial		7.05%
5.37%, 11/15/2048		370	370	Investment Companies		1.00%
Wachovia Bank Commercial Mortgage Trust				Other Assets and Liabilities		0.47%
Series 2007-C30				TOTAL NET ASSETS		100.00%
5.41%, 12/15/2043		2,419	2,451
Wells Fargo Commercial Mortgage Trust
2015-C31
3.70%, 11/15/2048		2,000	2,124
Wells Fargo Commercial Mortgage Trust
2015-L	C22
1.05%, 09/15/2058(b)		21,557	1,155
Wells Fargo Commercial Mortgage Trust
2015-NX	S1
4.24%, 05/15/2048		3,180	2,827
Wells Fargo Commercial Mortgage Trust
2016-C34
2.35%, 06/15/2049(b)		7,917	1,008
Wells Fargo Commercial Mortgage Trust
2016-NX	S5
5.01%, 01/15/2059		1,750	1,938
WFRBS Commercial Mortgage Trust 2013-
C11
1.43%, 03/15/2045(a),(b)		24,039	1,128
WFRBS Commercial Mortgage Trust 2013-
C12
1.51%, 03/15/2048(a),(b)		37,491	1,820
WFRBS Commercial Mortgage Trust 2013-
C17
1.66%, 12/15/2046(b)		34,106	1,698
WFRBS Commercial Mortgage Trust 2014-
C20
3.99%, 05/15/2047(a)		2,500	1,927
			$175,252
Real Estate - 2.74%
American Campus Communities Operating
Partnership LP
4.13%, 07/01/2024		2,500	2,644
Prologis LP
3.35%, 02/01/2021		2,500	2,596
			$5,240
REITs - 4.31%
HCP Inc
2.63%, 02/01/2020		2,500	2,526
Hospitality Properties Trust
5.00%, 08/15/2022		1,000	1,078
Select Income REIT
3.60%, 02/01/2020		2,000	2,033

See accompanying notes.

     Schedule of Investments Small-MidCap Dividend Income Fund August 31, 2017

COMMON STOCKS - 98.02%	Shares Held	Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 0.87%				Healthcare - Products (continued)
Harris Corp	226,463	$27,832		Teleflex Inc	201,586	$42,686
						$116,598
Airlines - 0.83%				Housewares - 0.71%
Alaska Air Group Inc	354,196	26,444		Tupperware Brands Corp	395,022	22,860

Automobile Manufacturers - 2.55%				Insurance - 4.50%
New Flyer Industries Inc	1,986,298	81,663		AmTrust Financial Services Inc	2,192,589	27,188
				Arthur J Gallagher & Co	532,873	30,853
Automobile Parts & Equipment - 3.68%				Beazley PLC	1,997,989	13,191
Adient PLC	760,727	53,768		James River Group Holdings Ltd	271,075	10,811
Autoliv Inc	588,444	63,917		Maiden Holdings Ltd	1,772,052	12,848
		$117,685		Validus Holdings Ltd	980,584	49,176
Banks - 10.53%						$144,067
Bank of the Ozarks	1,895,587	81,434		Investment Companies - 3.01%
BOK Financial Corp	372,025	29,941		Ares Capital Corp	3,117,473	50,067
Cullen/Frost Bankers Inc	664,479	55,949		Oaktree Capital Group LLC	1,010,574	46,183
East West Bancorp Inc	781,075	43,248				$96,250
Hope Bancorp Inc	1,921,764	31,017		Leisure Products & Services - 1.05%
PacWest Bancorp	1,456,779	65,774		Acushnet Holdings Corp	2,040,135	33,540
Washington Trust Bancorp Inc	581,975	29,826
		$337,189		Machinery - Diversified - 2.44%
Chemicals - 2.65%				Albany International Corp	197,664	10,595
Albemarle Corp	196,042	22,792		Applied Industrial Technologies Inc	197,365	11,250
Huntsman Corp	1,416,007	37,623		IDEX Corp	193,650	22,769
RPM International Inc	497,683	24,372		Nordson Corp	306,010	33,447
		$84,787				$78,061
Coal - 0.87%				Media - 2.32%
Alliance Resource Partners LP	1,469,691	27,777		Sinclair Broadcast Group Inc	2,454,958	74,262

Commercial Services - 3.38%				Miscellaneous Manufacturers - 1.59%
KAR Auction Services Inc	912,807	41,159		Crane Co	510,213	37,873
Travelport Worldwide Ltd	4,432,120	67,102		Donaldson Co Inc	275,474	13,016
		$108,261				$50,889
Computers - 1.61%				Oil & Gas - 3.27%
Leidos Holdings Inc	883,704	51,538		HollyFrontier Corp	1,562,148	48,911
				Vermilion Energy Inc	1,711,713	55,789
Consumer Products - 1.97%						$104,700
Avery Dennison Corp	671,002	63,249		Packaging & Containers - 1.14%
				Packaging Corp of America	323,511	36,366
Diversified Financial Services - 4.02%
BGC Partners Inc	3,943,529	51,227		Pipelines - 2.71%
FNF Group	1,609,435	77,639		EnLink Midstream Partners LP	3,261,531	52,935
		$128,866		Targa Resources Corp	761,100	33,922
Electric - 5.65%						$86,857
ALLETE Inc	568,952	43,997		Private Equity - 0.48%
Alliant Energy Corp	1,069,879	45,727		Hercules Capital Inc	1,251,112	15,264
Fortis Inc/Canada	486,719	17,804
Great Plains Energy Inc	1,540,913	47,291		REITs - 15.24%
PNM Resources Inc	613,258	26,002		Agree Realty Corp	305,899	15,332
		$180,821		Alexandria Real Estate Equities Inc	65,443	7,939
Electrical Components & Equipment - 1.81%				Colony NorthStar Inc	4,841,791	63,476
Hubbell Inc	194,894	21,982		EastGroup Properties Inc	179,698	15,968
Littelfuse Inc	192,987	35,926		EPR Properties	720,087	50,161
		$57,908		Gramercy Property Trust	1,928,978	58,757
Electronics - 0.88%				LaSalle Hotel Properties	1,130,485	32,083
Garmin Ltd	544,826	28,058		Medical Properties Trust Inc	5,710,476	75,150
				Omega Healthcare Investors Inc	2,354,860	75,049
Environmental Control - 0.93%				Pebblebrook Hotel Trust	1,323,639	44,461
MSA Safety Inc	408,926	29,794		Ramco-Gershenson Properties Trust	1,352,707	17,788
				Tanger Factory Outlet Centers Inc	1,355,993	31,730
Food - 2.86%						$487,894
B&G Foods Inc	2,003,615	61,110		Retail - 1.59%
Ingredion Inc	245,995	30,459		MSC Industrial Direct Co Inc	134,690	9,277
		$91,569		Nordstrom Inc	931,907	41,582
Gas - 1.06%						$50,859
Vectren Corp	519,856	34,108		Semiconductors - 0.74%
				Maxim Integrated Products Inc	510,804	23,834
Hand & Machine Tools - 2.54%
Lincoln Electric Holdings Inc	247,180	21,465		Software - 2.76%
Snap-on Inc	404,985	59,764		Broadridge Financial Solutions Inc	511,072	39,930
		$81,229		j2 Global Inc	645,552	48,597
Healthcare - Products - 3.64%						$88,527
STERIS PLC	848,008	73,912
See accompanying notes.			188

		Schedule of Investments
		Small-MidCap Dividend Income Fund
		August 31, 2017

COMMON STOCKS (continued)	Shares Held	Value (000's)
Supranational Bank - 1.47%
Banco Latinoamericano de Comercio Exterior	1,744,354	$47,028
SA (a)

Telecommunications - 0.41%
Consolidated Communications Holdings Inc	709,960	13,099

Toys, Games & Hobbies - 0.26%
Hasbro Inc	84,350	8,287

TOTAL COMMON STOCKS		$3,138,020
INVESTMENT COMPANIES - 1.96%	Shares Held	Value (000's)
Money Market Funds - 1.96%
Goldman Sachs Financial Square Funds -	62,812,186	62,812
Government Fund

TOTAL INVESTMENT COMPANIES		$62,812
Total Investments		$3,200,832
Other Assets and Liabilities - 0.02%		$501
TOTAL NET ASSETS - 100.00%		$3,201,333

(a)	Affiliated Security as defined by the Investment Company Act of 1940 (the Fund controls 5.0% or more of the outstanding voting shares of the security). Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Sector		Percent
Financial		37.78%
Industrial		12.20%
Consumer, Non-cyclical		11.85%
Consumer, Cyclical		10.67%
Energy		6.85%
Utilities		6.71%
Technology		5.11%
Communications		2.73%
Basic Materials		2.65%
Investment Companies		1.96%
Government		1.47%
Other Assets and Liabilities		0.02%
TOTAL NET ASSETS		100.00%

Affiliated Securities	August 31, 2016		Purchases		Sales		August 31, 2017
		Value		Cost	Proceeds		Value
Banco Latinoamericano de Comercio		$41,795		$8,339	$—		$47,028
Exterior SA
		$41,795		$8,339	$—		$47,028

		Realized Gain/Loss			Realized Gain from		Change in Unrealized
	Income	on Investments			Capital Gain Distributions		Gain/Loss
Banco Latinoamericano de Comercio
Exterior SA	$2,533		$—			$—	$(3,106)
	$2,533		$—			$—	$(3,106)
Amounts in thousands

See accompanying notes.

Glossary to the Schedule of Investments
August 31, 2017

Currency Abbreviations ARS AUD BRL CAD CHF CLP CNY COP CZK DKK EUR GBP HKD HUF IDR ILS INR JPY KRW MXN NOK NZD PEN PHP PLN RUB SEK SGD TRY TWD USD/$ UYU ZAR

Argentine Peso

Australian Dollar

Brazilian Real

Canadian Dollar

Swiss Franc

Chilean Peso

Chinese Renminbi

Colombian Peso

Czech Koruna

Danish Krone

Euro

British Pound Sterling

Hong Kong Dollar

Hungarian Forint

Indonesian Rupiah

Israeli New Shekel

Indian Rupee

Japanese Yen

South Korean Won

Mexican Peso

Norwegian Krone

New Zealand Dollar

Peruvian Nuevo Sol

Philippine Peso

Polish Zloty

Russian Rouble

Swedish Krona

Singapore Dollar

Turkish Lira

New Taiwan Dollar

United States Dollar

Uruguayan Peso

South African Rand

See accompanying notes.

(This page intentionally left blank)

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
BLUE CHIP FUND
Class A shares
2017		$16.85	$0.07	$3.08	$3.15	$–	($0.09)	($0.09)	$19.91
2016		15.52	(0.04)	1.69	1.65	(0.01)	(0.31)	(0.32)	16.85
2015		15.07	(0.01)	0.86	0.85	(0.02)	(0.38)	(0.40)	15.52
2014	(e)	12.93	0.03	2.14	2.17	(0.03)	–	(0.03)	15.07
Class C shares
2017		16.52	(0.07)	3.01	2.94	–	(0.09)	(0.09)	19.37
2016		15.33	(0.16)	1.66	1.50	–	(0.31)	(0.31)	16.52
2015		14.97	(0.12)	0.86	0.74	–	(0.38)	(0.38)	15.33
2014	(e)	12.93	(0.07)	2.13	2.06	(0.02)	–	(0.02)	14.97
Class T shares
2017	(h)	19.11	0.04	0.93	0.97	–	–	–	20.08
DIVERSIFIED REAL ASSET FUND
Class A shares
2017		11.07	0.17	0.55	0.72	(0.26)	–	(0.26)	11.53
2016		11.22	0.17	(0.27)	(0.10)	(0.05)	–	(0.05)	11.07
2015		13.18	0.13	(1.88)	(1.75)	(0.08)	(0.13)	(0.21)	11.22
2014		11.72	0.16	1.45	1.61	(0.04)	(0.11)	(0.15)	13.18
2013		11.91	0.15	0.07	0.22	(0.11)	(0.30)	(0.41)	11.72
Class C shares
2017		10.80	0.10	0.53	0.63	(0.14)	–	(0.14)	11.29
2016		10.98	0.09	(0.27)	(0.18)	–	–	–	10.80
2015		12.91	0.04	(1.84)	(1.80)	–	(0.13)	(0.13)	10.98
2014		11.55	0.07	1.42	1.49	(0.02)	(0.11)	(0.13)	12.91
2013		11.75	0.06	0.07	0.13	(0.03)	(0.30)	(0.33)	11.55

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

18.81%		$71,738	1.15%		1.15	%(d)	0.41%		27.1%
10.77		36,575	1.28		1.28	(d)	(0.26)		36.4
5.78		20,629	1.35		1.39	(d)	(0.04)		26.2
16.83	(f)	8,637	1.35	(g)	1.95 (d)	,(g)	0.25	(g)	34.4	(g)

17.91		40,344	1.94		1.94	(d)	(0.41)		27.1
9.93		21,705	2.08		2.08	(d)	(1.06)		36.4
5.04		11,985	2.10		2.33	(d)	(0.77)		26.2
15.99	(f)	3,321	2.10	(g)	4.22 (d)	,(g)	(0.51	) (g)	34.4	(g)

5.08	(f)	11	1.22	(g)	857.12 (d)	,(g)	1.00	(g)	27.1	(g)

6.63		118,212	1.25		1.53	(d)	1.58		65.1
(0.85)		210,864	1.25		1.28	(d)	1.59		77.6
(13.33)		109,677	1.25		1.25	(d)	1.06		66.4
13.91		127,019	1.25		1.27	(d)	1.31		67.3
1.89		281,607	1.25		1.47	(d)	1.25		78.7

5.83	(c)	24,940	2.00		2.10	(d)	0.88		65.1
(1.55	) (c)	31,350	2.00		2.12	(d)	0.86		77.6
(13.98)		45,514	2.00		2.04	(d)	0.30		66.4
13.07		55,741	2.00		2.04	(d)	0.57		67.3
1.10		49,372	2.00		2.04	(d)	0.51		78.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(d)	Excludes expense reimbursement from Manager.
(e)	Period from September 30, 2013, date shares first offered, through August 31, 2014.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Period from June 12, 2017, date shares first offered, through August 31, 2017.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
DYNAMIC FLOATING RATE HIGH INCOME FUND(c)
Class A shares
2017		$9.14	$0.41	$0.12	$0.53	($0.42)	$–	($0.42)	$9.25
2016		9.39	0.44	(0.21)	0.23	(0.48)	–	(0.48)	9.14
2015	(g)	10.00	0.40	(0.61)	(0.21)	(0.40)	–	(0.40)	9.39
GLOBAL MULTI-STRATEGY FUND
Class A shares
2017		10.77	0.08	0.43	0.51	–	–	–	11.28
2016		10.91	0.01	0.14	0.15	(0.06)	(0.23)	(0.29)	10.77
2015		11.04	(0.06)	0.16	0.10	(0.06)	(0.17)	(0.23)	10.91
2014		10.47	(0.04)	0.70	0.66	(0.01)	(0.08)	(0.09)	11.04
2013		10.32	–	0.29	0.29	–	(0.14)	(0.14)	10.47
Class C shares
2017		10.56	(0.01)	0.42	0.41	–	–	–	10.97
2016		10.73	(0.07)	0.13	0.06	–	(0.23)	(0.23)	10.56
2015		10.90	(0.15)	0.15	–	–	(0.17)	(0.17)	10.73
2014		10.40	(0.12)	0.70	0.58	–	(0.08)	(0.08)	10.90
2013		10.33	(0.08)	0.29	0.21	–	(0.14)	(0.14)	10.40

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

Ratio of Expenses to
Average Net Assets
(Excluding
Dividends and
Interest Expense on
			Ratio of		Short Sales, Short				Ratio of Net
			Expenses to		Sale Fees and		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Reverse Repurchase		Expenses to Average		to Average Net	Portfolio
Total Return(b)		Period (in thousands)	Assets		Agreement Expense)		Net Assets		Assets	Turnover Rate

5.94	%(d)	$2,959	1.10%		N/A		1.79	%(f)	4.42%	104.0%
2.51	(d)	7,267	1.10		N/A		1.67	(f)	4.88	112.8
(2.00) (d),(h)		7,752	1.10	(i)	N/A		1.69 (f)	,(i)	4.24 (i)	94.0	(i)

4.74		112,799	2.50		1.92	% (e)	2.52	(f)	0.72	317.6
1.41		145,370	2.41		1.94	(e)	2.41	(f)	0.11	233.9
0.93		183,527	2.39		1.95	(e)	2.39	(f)	(0.55)	142.5
6.37		93,900	2.54		2.00	(e)	2.57	(f)	(0.36)	166.4
2.85		100,180	2.61		2.00	(e)	2.74	(f)	(0.07)	135.6

3.88		48,130	3.31		2.73	(e)	3.33	(f)	(0.08)	317.6
0.61		56,557	3.22		2.75	(e)	3.24	(f)	(0.68)	233.9
0.05		60,317	3.19		2.75	(e)	3.21	(f)	(1.37)	142.5
5.64		42,783	3.29		2.75	(e)	3.38	(f)	(1.11)	166.4
2.07		21,035	3.36		2.75	(e)	3.65	(f)	(0.82)	135.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Effective June 6, 2017, Dynamic High Yield Explorer Fund changed its name to Dynamic Floating Rate High Income Fund.
(d)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(e)	Excludes dividends and interest expense on short sales, short sale fees and reverse repurchase agreement expense. See "Operating Policies" in notes to financial statements.
(f)	Excludes expense reimbursement from Manager.
(g)	Period from September 10, 2014, date shares first offered, through August 31, 2015.
(h)	Total return amounts have not been annualized.
(i)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL OPPORTUNITIES FUND
Class A shares
2017		$11.45	$0.10	$1.58	$1.68	($0.12)	$–	($0.12)	$13.01
2016		11.36	0.10	0.18	0.28	(0.09)	(0.10)	(0.19)	11.45
2015		13.20	0.10	(0.67)	(0.57)	(0.06)	(1.21)	(1.27)	11.36
2014	(e)	11.45	0.07	1.74	1.81	(0.06)	–	(0.06)	13.20
Class C shares
2017		11.34	0.01	1.56	1.57	(0.02)	–	(0.02)	12.89
2016		11.25	0.02	0.18	0.20	(0.01)	(0.10)	(0.11)	11.34
2015		13.12	–	(0.66)	(0.66)	–	(1.21)	(1.21)	11.25
2014	(e)	11.45	(0.01)	1.74	1.73	(0.06)	–	(0.06)	13.12
INTERNATIONAL SMALL COMPANY FUND
Class A shares
2017		9.80	0.06	2.24	2.30	(0.01)	–	(0.01)	12.09
2016		9.59	0.06	0.27	0.33	(0.12)	–	(0.12)	9.80
2015		9.86	0.06	(0.28)	(0.22)	(0.05)	–	(0.05)	9.59
2014	(c)	10.00	(0.01)	(0.13)	(0.14)	–	–	–	9.86

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

14.86%		$4,555	1.50%		1.98	%(d)	0.84%		117.1%
2.50		4,940	1.50		1.92	(d)	0.90		145.3
(4.36)		4,054	1.50		2.16	(d)	0.82		138.7
15.86	(f)	2,540	1.50	(g)	3.95 (d)	,(g)	0.61	(g)	128.4	(g)

13.89		1,880	2.25		3.91	(d)	0.10		117.1
1.79		1,595	2.25		3.49	(d)	0.16		145.3
(5.11)		1,552	2.25		3.51	(d)	(0.01)		138.7
15.14	(f)	2,039	2.25	(g)	4.62 (d)	,(g)	(0.09	) (g)	128.4	(g)

23.48		2,699	1.60		2.92	(d)	0.54		58.8
3.47		2,026	1.60		2.48	(d)	0.61		49.9
(2.23)		5,469	1.60		2.70	(d)	0.63		62.8
(1.40	) (f)	4,054	1.60	(g)	6.49 (d)	,(g)	(0.25	) (g)	49.2	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 11, 2014, date shares first offered, through August 31, 2014.
(d)	Excludes expense reimbursement from Manager.
(e)	Period from September 30, 2013, date shares first offered, through August 31, 2014.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
MULTI-MANAGER EQUITY LONG/SHORT FUND
Class A shares
2017		$9.97	($0.10)	$0.78	$0.68	($0.05)	($0.03)	($0.08)	$10.57
2016	(f)	10.00	(0.05)	0.02	(0.03)	–	–	–	9.97
OPPORTUNISTIC MUNICIPAL FUND
Class A shares
2017		11.03	0.40	(0.40)	–	(0.38)	–	(0.38)	10.65
2016		10.20	0.38	0.82	1.20	(0.37)	–	(0.37)	11.03
2015		10.09	0.42	0.10	0.52	(0.41)	–	(0.41)	10.20
2014		9.12	0.44	0.96	1.40	(0.43)	–	(0.43)	10.09
2013		10.29	0.43	(1.16)	(0.73)	(0.41)	(0.03)	(0.44)	9.12
Class C shares
2017		11.03	0.32	(0.40)	(0.08)	(0.30)	–	(0.30)	10.65
2016		10.20	0.30	0.82	1.12	(0.29)	–	(0.29)	11.03
2015		10.09	0.34	0.10	0.44	(0.33)	–	(0.33)	10.20
2014		9.12	0.37	0.96	1.33	(0.36)	–	(0.36)	10.09
2013		10.29	0.36	(1.17)	(0.81)	(0.33)	(0.03)	(0.36)	9.12

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

					Ratio of Expenses to
					Average Net Assets
					(Excluding
			Ratio of		Dividends and	Ratio of Expenses to				Ratio of Net
			Expenses to		Interest Expense on	Average Net Assets		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Short Sales and Short	(Excluding Interest		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Sale Fees)	Expense and Fees)		Net Assets		Assets		Turnover Rate

6.80%		$113	2.84%		2.02%(c)	N/A		30.68%	(e)	(0.96)%		301.2%
(0.30)	(g)	55	2.80	(h)	2.02 (c),(h)	N/A		219.49 (e)	,(h)	(1.24)	(h)	412.4	(h)

0.13		40,758	0.95		N/A	0.89% (d),(i)		0.95	(e)	3.83		67.9
11.94		49,208	0.95		N/A	0.90 (d)	,(i)	0.97	(e)	3.52		53.5
5.17		22,568	0.96		N/A	0.90 (d)	,(i)	1.10	(e)	4.06		54.9
15.71		16,305	1.01		N/A	0.90 (d)	,(i)	1.21	(e)	4.57		78.4
(7.53)		13,962	1.03		N/A	0.90 (d)	,(i)	1.21	(e)	4.21		103.4

(0.53)	(j)	14,301	1.71		N/A	1.65 (d)	,(i)	1.81	(e)	3.09		67.9
11.01	(j)	16,455	1.70		N/A	1.65 (d)	,(i)	1.82	(e)	2.79		53.5
4.39		9,869	1.71		N/A	1.65 (d)	,(i)	1.96	(e)	3.32		54.9
14.86		9,101	1.76		N/A	1.65 (d)	,(i)	2.08	(e)	3.83		78.4
(8.22)		7,835	1.78		N/A	1.65 (d)	,(i)	2.03	(e)	3.47		103.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager.
(f)	Period from March 31, 2016, date shares first offered, through August 31, 2016.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.
(i)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(j)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
ORIGIN EMERGING MARKETS FUND
Class A shares
2017		$9.07	$0.18	$2.52	$2.70	($0.03)	$–	($0.03)	$11.74
2016		8.55	0.04	0.56	0.60	(0.08)	–	(0.08)	9.07
2015	(e)	10.00	(0.03)	(1.42)	(1.45)	–	–	–	8.55
PREFERRED SECURITIES FUND
Class A shares
2017		10.36	0.49	0.24	0.73	(0.47)	(0.09)	(0.56)	10.53
2016		10.24	0.49	0.19	0.68	(0.47)	(0.09)	(0.56)	10.36
2015		10.56	0.50	(0.13)	0.37	(0.51)	(0.18)	(0.69)	10.24
2014		10.17	0.53	0.66	1.19	(0.53)	(0.27)	(0.80)	10.56
2013		10.36	0.54	(0.12)	0.42	(0.55)	(0.06)	(0.61)	10.17
Class C shares
2017		10.35	0.42	0.23	0.65	(0.39)	(0.09)	(0.48)	10.52
2016		10.23	0.42	0.19	0.61	(0.40)	(0.09)	(0.49)	10.35
2015		10.55	0.42	(0.13)	0.29	(0.43)	(0.18)	(0.61)	10.23
2014		10.16	0.45	0.66	1.11	(0.45)	(0.27)	(0.72)	10.55
2013		10.35	0.46	(0.12)	0.34	(0.47)	(0.06)	(0.53)	10.16
Class T shares
2017	(i)	10.36	0.11	0.10	0.21	(0.11)	–	(0.11)	10.46
REAL ESTATE ALLOCATION FUND
Class A shares
2017		10.35	0.27	(0.13)	0.14	(0.27)	(0.05)	(0.32)	10.17
2016		9.62	0.22	0.76	0.98	(0.25)	–	(0.25)	10.35
2015	(c)	10.00	0.13	(0.44)	(0.31)	(0.07)	–	(0.07)	9.62

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
		Net Assets, End of	Expenses to		Ratio of Gross		Investment Income
		Period (in	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		thousands)	Assets		Net Assets		Assets		Turnover Rate

29.91%		$3,003	1.75%		5.66	%(d)	1.83%		66.3%
7.03		401	1.75		9.54	(d)	0.47		69.0
(14.50) (f),(g)		210	1.75	(h)	8.96 (d)	,(h)	(0.50	) (h)	86.6	(h)

7.31		732,471	1.06		–		4.81		16.1
6.89		883,381	1.07		–		4.83		13.9
3.67		712,591	1.07		–		4.79		16.9
12.35		846,597	1.05		–		5.18		20.1
3.96		1,108,540	1.07		1.07		5.11		31.5

6.53		751,561	1.81		–		4.07		16.1
6.11		859,055	1.81		–		4.09		13.9
2.90		772,501	1.82		–		4.05		16.9
11.52		806,937	1.81		–		4.43		20.1
3.21		911,340	1.81		1.81		4.37		31.5

2.06	(f)	10	1.07	(h)	915.63 (d)	,(h)	4.69	(h)	16.1	(h)

1.48		1,206	0.50	(j)	5.59 (d)	,(j)	2.72		44.4
10.34		730	0.50	(j)	9.28 (d)	,(j)	2.21		76.4
(3.10	) (f)	310	0.50 (h)	,(j)	31.38 (d)	,(h),(j)	2.01	(h)	33.5	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from December 31, 2014, date shares first offered, through August 31, 2015.
(d)	Excludes expense reimbursement from Manager.
(e)	Period from January 23, 2015, date shares first offered, through August 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	During 2015, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(h)	Computed on an annualized basis.
(i)	Period from June 12, 2017, date shares first offered, through August 31, 2017.
(j)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
REAL ESTATE DEBT INCOME FUND
Class A shares
2017		$9.97	$0.31	($0.14)	$0.17	($0.29)	$–	($0.29)	$9.85
2016		9.75	0.33	0.17	0.50	(0.28)	–	(0.28)	9.97
2015	(f)	10.00	0.22	(0.26)	(0.04)	(0.21)	–	(0.21)	9.75
SMALL-MIDCAP DIVIDEND INCOME FUND
Class A shares
2017		14.95	0.35	1.60	1.95	(0.33)	–	(0.33)	16.57
2016		12.73	0.34	2.44	2.78	(0.30)	(0.26)	(0.56)	14.95
2015		14.34	0.37	(1.39)	(1.02)	(0.28)	(0.31)	(0.59)	12.73
2014		12.25	0.37	2.24	2.61	(0.26)	(0.26)	(0.52)	14.34
2013		10.46	0.34	1.80	2.14	(0.32)	(0.03)	(0.35)	12.25
Class C shares
2017		14.84	0.23	1.60	1.83	(0.24)	–	(0.24)	16.43
2016		12.65	0.24	2.41	2.65	(0.20)	(0.26)	(0.46)	14.84
2015		14.26	0.26	(1.37)	(1.11)	(0.19)	(0.31)	(0.50)	12.65
2014		12.21	0.25	2.24	2.49	(0.18)	(0.26)	(0.44)	14.26
2013		10.48	0.23	1.81	2.04	(0.28)	(0.03)	(0.31)	12.21

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

1.75%		$1,149	1.00%		4.07	%(d)	3.22%		13.1%
5.27	(e)	831	1.00		1.04	(d)	3.48		20.1
(0.39	) (g)	22,075	1.00	(c)	1.14 (d)	,(c)	3.29	(c)	42.2	(c)

13.17		232,872	1.17		–		2.15		25.5
22.61		207,431	1.17		–		2.56		25.8
(7.28)		167,966	1.18		1.18	(d)	2.69		29.3
21.70		175,636	1.20		1.20	(d)	2.70		18.2
20.85		109,770	1.26		1.26	(d)	2.89		18.5

12.37		178,599	1.92		1.92	(d)	1.41		25.5
21.57		165,335	1.94		1.94	(d)	1.79		25.8
(7.95)		133,541	1.97		1.97	(d)	1.90		29.3
20.71		100,066	2.01		2.01	(d)	1.86		18.2
19.75		20,427	2.15		2.27	(d)	1.88		18.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Computed on an annualized basis.
(d)	Excludes expense reimbursement from Manager.
(e)	During 2016, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(f)	Period from December 31, 2014, date shares first offered, through August 31, 2015.
(g)	Total return amounts have not been annualized.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Blue Chip Fund, Diversified Real Asset Fund (consolidated), Dynamic Floating Rate High Income Fund, Global Multi-Strategy Fund (consolidated), Global Opportunities Fund, International Small Company Fund, Multi-Manager Equity Long/Short Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund, and Small-MidCap Dividend Income Fund, (13 of the portfolios constituting the Principal Funds, Inc. (collectively the “Funds”)) as of August 31, 2017, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Principal Funds, Inc. at August 31, 2017, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 18, 2017

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
August 31, 2017 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Real Estate Allocation Fund, the fund will indirectly bear its pro rata share of expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 to August 31, 2017), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	March 1,		Beginning	Account Value	March 1,		Annualized
	Account Value	August 31,	2017 to August		Account Value	August 31,	2017 to August		Expense
	March 1, 2017	2017	31, 2017	(a)	March 1, 2017	2017	31, 2017	(a)	Ratio
Blue Chip Fund
Class A	$1,000.00	$1,103.66	$5.99		$1,000.00	$1,019.51	$5.75		1.13%
Class C	1,000.00	1,099.94	10.22		1,000.00	1,015.48	9.80		1.93
Class T	1,000.00	1,050.76	2.74	(b)	1,000.00	1,019.06	6.21		1.22

Diversified Real Asset Fund
Class A	1,000.00	1,033.15	6.41		1,000.00	1,018.90	6.36		1.25
Class C	1,000.00	1,029.17	10.23		1,000.00	1,015.12	10.16		2.00

Dynamic Floating Rate High Income Fund
Class A	1,000.00	1,008.24	5.57		1,000.00	1,019.66	5.60		1.10

Global Multi-Strategy Fund
Class A	1,000.00	1,020.81	11.97		1,000.00	1,013.36	11.93		2.35
Class C	1,000.00	1,016.68	16.11		1,000.00	1,009.23	16.05		3.17

Global Multi-Strategy Fund (Excluding Dividends and
Interest Expense on Short Sales, Short Sale Fees and
Reverse Repurchase Agreement Expense)
Class A	1,000.00	1,020.80	9.68		1,000.00	1,015.51	9.70		1.90
Class C	1,000.00	1,016.70	13.78		1,000.00	1,011.37	13.83		2.71

Global Opportunities Fund
Class A	1,000.00	1,096.04	7.92		1,000.00	1,017.64	7.63		1.50
Class C	1,000.00	1,091.45	11.86		1,000.00	1,013.86	11.42		2.25

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
August 31, 2017 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	March 1,		Beginning	Account Value	March 1,		Annualized
	Account Value	August 31,	2017 to August		Account Value	August 31,	2017 to August		Expense
	March 1, 2017	2017	31, 2017	(a)	March 1, 2017	2017	31, 2017	(a)	Ratio
International Small Company Fund
Class A	$1,000.00	$1,169.25	$8.75		$1,000.00	$1,017.14	$8.13		1.60%

Multi-Manager Equity Long/Short Fund
Class A	1,000.00	1,026.21	13.69		1,000.00	1,011.70	13.59		2.68

Multi-Manager Equity Long/Short Fund (Excluding
Dividends and Interest Expense on Short Sales and
Short Sale Fees)
Class A	1,000.00	1,026.20	10.32		1,000.00	1,014.89	10.31		2.02

Opportunistic Municipal Fund
Class A	1,000.00	1,060.73	4.88		1,000.00	1,020.47	4.79		0.94
Class C	1,000.00	1,057.67	8.87		1,000.00	1,016.59	8.69		1.71

Opportunistic Municipal Fund (Excluding Interest
Expense and Fees)
Class A	1,000.00	1,060.70	4.57		1,000.00	1,020.71	4.49		0.88
Class C	1,000.00	1,057.70	8.56		1,000.00	1,016.78	8.42		1.65

Origin Emerging Markets Fund
Class A	1,000.00	1,270.56	10.02		1,000.00	1,016.38	8.89		1.75

Preferred Securities Fund
Class A	1,000.00	1,052.73	5.43		1,000.00	1,019.91	5.35		1.05
Class C	1,000.00	1,048.73	9.40		1,000.00	1,016.03	9.25		1.82
Class T	1,000.00	1,020.64	2.37	(b)	1,000.00	1,019.81	5.45		1.07

Real Estate Allocation Fund
Class A	1,000.00	1,044.73	2.58		1,000.00	1,022.68	2.55		0.50

Real Estate Debt Income Fund
Class A	1,000.00	1,034.75	5.13		1,000.00	1,020.16	5.09		1.00

Small-MidCap Dividend Income Fund
Class A	1,000.00	996.43	6.09		1,000.00	1,019.11	6.16		1.21
Class C	1,000.00	992.75	9.74		1,000.00	1,015.43	9.86		1.94

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (June 12, 2017, to August 31, 2017), multiplied by 80/365 (to reflect the period since inception).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	128	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948
Leroy T. Barnes, Jr.	Retired.	128	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.
Christopher O. Blunt	Formerly, President of	128	MainStay Funds Trust*;
Director since 2017	Investments Group, New York		MainStay VP Funds
Member, Nominating and Governance	Life Insurance Company		Trust; MainStay
Committee			Defined Term
1962			Municipal
Opportunities Fund;
Investment Company
Institute
Craig Damos	President, The Damos Company	128	Hardin Construction
Director since 2008
Member, Audit Committee
Member, 15(c) Committee
1954
Mark A. Grimmett	Formerly, Executive Vice	128	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960
Fritz S. Hirsch	Formerly, CEO, MAM USA	128	Focus Products Group;
Director since 2005			MAM USA
Member, Operations Committee
Member, 15(c) Committee
1951
Tao Huang	Retired.	128	Armstrong World
Director since March 2012			Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962
Karen (“Karrie”) McMillan	Managing Director, Patomak	128	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute
Elizabeth A. Nickels	Formerly, Executive Director,	128	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; PetSmart;
Member, Audit Committee	Formerly President, Herman		SpartanNash; Spectrum
1962	Miller Healthcare		Health Systems

*One of the Fund’s sub-advisors (T. Rowe Price) also serves as a sub-advisor for the MainStay Funds.

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.
Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	128	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Executive Director – Funds, Principal Global
Member, Executive Committee	Investors, LLC (“PGI”) since 2017
1961	Director, PGI since 2017
Director, PFD since 2015
Vice President/Mutual Funds and Broker
Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (“PMC”) (2006-2015)
President & Chief Executive Officer,
PMC (2015-2017)
Executive Vice President/Chief Operating
Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	128	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Senior Vice President/Retirement and
Income Solutions (“RIS”), PLIC (2008-2015)
President/RIS, PLIC since 2015
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Assistant Counsel (2010-2017)
Vice President, Counsel and Assistant	Counsel, PFD (2009-2013)
Secretary	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2009-2013, 2014-2017)
1973	Counsel, PSI (2009-2013)
Counsel, PSS (2009-2013)

Tracy Bollin	Managing Director, PGI since 2016
Chief Financial Officer	Chief Operating Officer, PMC (2015-2017)
Des Moines, IA 50392	Chief Financial Officer, PFA (2010-2015)
1970	Senior Vice President, PFD since 2015
Chief Financial Officer, PFD (2010-2016)
Senior Vice President, PMC (2015–2017)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (2014–2017)
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2014
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Chief Compliance Officer-Funds, PLIC since 2016
Des Moines, IA 50392	Vice President/Compliance, PLIC (2004-2016)
1960	Senior Vice President, PMC
Senior Vice President, PSI
Senior Vice President, PSS

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016

Layne A. Rasmussen	Vice President/Controller, PMC
Vice President
Des Moines, IA 50392
1958

Sara L. Reece	Director - Accounting, PLIC since 2015
Vice President and Controller	Assistant Financial Controller, PLIC prior to 2015
Des Moines, IA 50392
1975

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, PMC(2015-2017)
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root	Vice President and Chief Compliance Officer, PMC (2015–2017)
Deputy Chief Compliance Officer	Compliance Officer, PMC (2010-2013)
Des Moines, IA 50392	Vice President, PSS since 2015
1979

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel and Assistant	Prior thereto, Attorney in Private Practice
Secretary
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2007-2013, 2014-2017)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, PMC (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Of Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)
Jared Yepsen	Counsel, PGI since 2017
Assistant Tax Counsel	Counsel, PLIC since 2015
Des Moines, IA 50392	Senior Attorney, Transamerica Life Insurance Company (TLIC)
1981	(2013-2015)
Attorney, TLIC (2010-2013)

The 15(c) Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials.

The Audit Committee’s primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law; 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval.

The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The nominating functions of the Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Funds Complex, communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations.

Additional information about the Fund is available in the Prospectus dated April 7, 2017, and the Statement of Additional Information dated April 7, 2017. These documents may be obtained free of charge by writing Principal Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of May 31 and November 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved: (1) a Sub-Advisory agreement with AQR Capital Management, LLC related to the Multi-Manager Equity Long/Short Fund; (2) a Sub-Sub-Advisory agreement with BlackRock related to the Diversified Real Asset Fund; and (3) an amended Management Agreement with Principal Global Investors, LLC (the “Manager”) related to the Blue Chip Fund.

AQR Sub-Advisory Agreement

At its March 14, 2017 meeting, the Board considered whether to approve the Sub-Advisory Agreement between the Manager and AQR Capital Management, LLC (the “Sub-Advisor”) with respect to a portion of the PFI Multi-Manager Equity Long/Short Fund (the “Fund”).

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, the investment approach of the Sub-Advisor, the experience and skills of the Sub-Advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing sub-advisors and that the Manager recommended the Sub-Advisor based upon that program.

Investment Performance

The Board reviewed the back-tested one-year, three-year and five-year performance returns as of December 31, 2016 (gross and net of proposed fees) of the Sub-Advisor in the proposed investment strategy for the systematic global investment sleeve of the Fund (which included historical performance returns of the Sub-Advisor in a composite with the proposed investment strategy for the equity long/short investment sleeve of the Fund for the period August 1, 2013 through December 31, 2016) as compared to the historical performance returns of a relevant benchmark index and a relevant Morningstar category, as well as the standard deviations and Sharpe ratios of the back-tested three-year and five-year performance returns as of December 31, 2016 (gross and net of proposed fees) of the Sub-Advisor in the strategy as compared to the standard deviations and Sharpe ratios of the historical performance returns of the relevant benchmark index and the relevant Morningstar category. The Board concluded, based upon the information provided, that the Sub-Advisor is qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed sub-advisory fee, noting that the Manager compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement. The Board concluded that, although the proposed sub-advisory fee schedule does not include breakpoints, the Sub-Advisor’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed sub-advisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Sub-Advisor. The Board noted that the Sub-Advisor did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

BlackRock Sub-Sub-Advisory Agreement

On March 14, 2017, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) among the Manager, BlackRock Fund Management, Inc. (the “Sub-Advisor”) and BlackRock International Limited (the “Sub-Sub-Advisor”).

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Sub-Sub-Advisory Agreement. The Board noted that the Sub-Sub-Advisor is an affiliate of the Sub-Advisor, that the Sub-Advisor currently provides sub-advisory services for the Fund, that the Sub-Sub-Advisor would be retained to assist the Sub-Advisor in managing the investment strategy it currently manages for the Fund, and that the Board had concluded at its September 2016 Board meeting that the nature, quality and extent of the services provided by the Sub-Advisor to the Fund under the sub-advisory agreement was satisfactory. The Board also considered the experience and skills of the Sub-Sub-Advisor’s investment personnel who would share responsibility for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing sub-advisors (including sub-sub-advisors) and that the Manager recommended the Sub-Sub-Advisor based upon that program.

Investment Performance

The Board noted that the Sub-Sub-Advisor would be retained to assist the Sub-Advisor in managing the strategy it currently manages for the Fund, and that the Board had concluded at its September 2016 Board meeting that the Sub-Advisor was qualified.

Fees, Economies of Scale and Profitability

The Board considered that the Sub-Sub-Advisor would be compensated by the Sub-Advisor, and that the Manager compensates the Sub-Advisor from its own management fee so that shareholders pay only the management fee. The Board noted that it had concluded at its September 2016 Board meeting that the sub-advisory fee for the Fund was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Sub-Sub-Advisor. The Board noted that the Sub-Advisor and the Sub-Sub-Advisor did not intend to engage in soft dollar trading in connection with the Funds. The Board concluded that, on the basis of the information provided, the sub-advisory fee continued to be reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Sub-Advisory Agreement was in the best interests of the Fund.

Blue Chip Fund Management Agreement

On June 13, 2017, the Board considered for PFI Blue Chip Fund (the “Fund”) the approval of an amended fee schedule under the management agreement (the “Management Agreement”) between PFI, for the Fund, and the Manager in connection with a proposal to add new breakpoints to the management fee schedule.

The Board reviewed materials received from the Manager regarding the proposed change in the management fee schedule. The Board considered the Manager’s representation that the change in the management fee schedule would not reduce the quality or extent of the services provided by the Manager to the Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Management Agreement other than to the fee schedule.

The Board considered that they had last approved the Management Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2016 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by the Manager under the Management Agreement and had concluded, based upon the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of the Fund. The Board noted that, following the effectiveness of the merger, these observations continued with respect to the Manager.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the amended management fee schedule at this time and, accordingly, recommended to the Board of Directors the approval of the amended fee schedule under the Management Agreement.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
August 31, 2017 (unaudited)

Long-Term Capital Gain Dividends. Certain funds distributed long-term capital gain dividends during the fiscal year ended August 31, 2017. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the Notes to Financial Statements. To the extent necessary to distribute such capital gains, certain funds may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the Dividends Paid Deduction.

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended August 31, 2017, that qualifies for the Dividends Received Deduction are as follows:

Deductible
Percentage
Blue Chip Fund	100.00%
Diversified Real Asset Fund	12.27%
Global Multi-Strategy Fund	45.01%
Global Opportunities Fund	52.83%
Multi-Manager Equity Long/Short Fund	37.38%
Preferred Securities Fund	42.41%
Real Estate Allocation Fund	0.01%
Small-MidCap Dividend Income Fund	42.93%

Qualified Dividend Income. Certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of ordinary income distributions for the fiscal year ended August 31, 2017, taxed at a maximum rate of 15% are as follows:

Percentage
Blue Chip Fund	100.00%
Diversified Real Asset Fund	39.81%
Dynamic Floating Rate High Income Fund	0.11%
Global Multi-Strategy Fund	58.07%
Global Opportunities Fund	100.00%
International Small Company Fund	43.92%
Multi-Manager Equity Long/Short Fund	53.11%
Origin Emerging Markets Fund	100.00%
Preferred Securities Fund	76.08%
Real Estate Allocation Fund	18.62%
Small-MidCap Dividend Income Fund	54.60%

Foreign Taxes Paid. The following funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended August 31, 2017, are as follows:

Foreign Taxes
Per Share
International Small Company Fund	$0.0172
Origin Emerging Markets Fund	$0.0335

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the fund's transfer agent.

The latest tax reporting supplement is available on Principal's Tax Center website. Website: https://www.principalfunds.com/individual-investor/customer-support/tax-center

Please consult your tax advisor if you have any questions.

Intentionally Left Blank

Intentionally Left Blank

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

Principal®

principalfunds.com

Investing involves risk, including possible loss of principal.

This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds are distributed by Principal Funds Distributor, Inc.

FV689-07 | © 2017 Principal Financial Services, Inc. | 08/2017 | t17080806j7

Economic & Financial Market Review

The synchronized world expansion rolls along and will likely last into 2018, perhaps beyond. In most countries, growth is robust, financial conditions are easy, profits are up sharply, inflation and interest rates are low, confidence is building, and caution is fading.

The U.S. business cycle is in its ninth year, but in many ways, seems not to be tiring. Real GDP grew an upwardly revised 3% annual pace in the second quarter, and that pace will likely be revised up more. Job growth has slowed a touch from a year or two ago, but is still excellent. Wage growth seems on the verge of breaking out of its two-year 2.5% to 2.7% range. Capital spending, which had been very slow to get started, is finally surging as evidenced by robust factory orders and shipments the last several months. Inflation is gaining no ground, the Fed is hesitant to raise interest rates, earnings and profits are climbing briskly, and confidence has decisively resurfaced all around.

There are, however, tentative signs of waning momentum. That doesn’t mean a slowdown, just a flattening in the pace of growth. But that’s natural as nothing accelerates forever. Surveys of purchasing managers appear to have peaked at robust levels in Europe, and good levels in Japan. The latest Market News International business survey in China edged higher, as did the official assessment from the National Bureau of Statistics.

The tragedies spawned by hurricanes Harvey and Irma will make U.S. data hard to interpret for a while. However, third-quarter growth was on a pace to mirror the 3% pace of the second quarter. Rebuilding from damages wrought by the winds and floods will add to growth over succeeding quarters.

Healthy growth, a calm summer, growing global confidence, and a self-sustaining economic expansion suggest rates should be moving higher. But, that’s not happening. Inflation has been slow to pick up, so central banks are staying easy and rates remain miniscule. That low inflation along with hurricanes and geopolitical tensions combined to ratchet long-term yields lower over the past month.

We expect the synchronized world economic expansion to persist. Interest rates are low and financial conditions are easy. The weak U.S. dollar is making plenty of liquidity available. Commodity prices stay firm and suggest demand is still robust.

The outlook for stock prices is still a bit higher. Profits have been strong. Twelve-month trailing reported earnings for the S&P 500 Index jumped 19.7% through the second quarter 2017. The world expansion is remarkably synchronous across most countries and sectors. Inflation pressure is incredibly tame. Central bankers will only remove monetary accommodation very gradually, so interest rates will have a difficult time moving appreciably higher. These are almost goldilocks conditions for equities.

*All data cited, unless otherwise indicated, from August 2017 Principal Economic Insights by Robert Baur, Ph.D., Robin Anderson, and the Economic Committee available at principalfunds.com/commentary.

1

Capital Securities Fund

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Spectrum Asset Management, Inc.

Value of a $10,000 Investment* March 14, 2014 - August 31, 2017

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

Average Annual Total Returns* as of August 31, 2017
	1-Year	Since Inception	Inception Date
Class S Shares	9.62%	6.58%	3/14/14

What contributed to or detracted from Fund performance during the fiscal year?***

The Fund seeks to provide current income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of purchase. In particular, the Fund focuses on “capital securities,” which include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) for purposes of satisfying their regulatory capital requirements.

Principal Capital Securities Fund had strong returns over the past 12 months in spite of an increase in rates. Rates spiked post the U.S. election but this was followed by increased investor optimism given the prospect for growth due to tax reform, deregulation and government spending that resulted in tighter spreads. Rising rates in the front end has benefited the extended insurance and utility issues. Rising front end rates have also buoyed fixed to float $1000 pars. The Fund was underweight $25 par securities that underperformed $1000 par bonds over the period. Our allocation to contingent convertible securities (Cocos) continues to perform strongly. The general upward trajectory in European bank equity given rising inflation and improved confidence in the Eurozone has helped Cocos. Cocos were the strongest performing asset class over the last 12 months. Preferreds and specifically $25 par securities sold off in November post the result of the U.S. election given the sharp spike up in rates. $25 par securities underperformed $1000 par bonds over the period. Higher coupon, short call, shorter duration bonds under performed in a risk-on environment. These bonds are defensive in nature and should outperform in a widening credit spread environment. Baby bonds or senior debt issued in $25 par format under performed as rates rose over the past 12 months.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark is calculated from 02/28/2014 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The primary benchmark changed from BofA Merrill Lynch U.S. Capital Securities Index to the BofA Merrill Lynch U.S. All Capital Securities Index because the BofA Merrill Lynch U.S. All Capital Securities Index more closely aligns with the Fund’s investments.

*** Securities described in the fund commentary may no longer be held in the fund

2

	STATEMENT OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	August 31, 2017

		Capital
Amounts in thousands, except per share amounts		Securities Fund
Investment in securities--at cost		$436,674
Assets
Investment in securities--at value		$452,176
Receivables:
Dividends and interest		6,089
Expense reimbursement from Manager		28
Fund shares sold		864
	Total Assets	459,157
Liabilities
Accrued transfer agent fees		14
Accrued directors' expenses		1
Accrued professional fees		28
Accrued other expenses		12
Payables:
Fund shares redeemed		17
Investment securities purchased		1,996
	Total Liabilities	2,068
Net Assets Applicable to Outstanding Shares		$457,089
Net Assets Consist of:
Capital shares and additional paid-in-capital		$439,016
Accumulated undistributed (overdistributed) net investment income (loss)		3,759
Accumulated undistributed (overdistributed) net realized gain (loss)		(1,188)
Net unrealized appreciation (depreciation) of investments		15,502
	Total Net Assets	$457,089
Capital Stock (par value: $.01 per share):
Shares authorized		500,000
Net Asset Value Per Share:
Class S: Net Assets		$457,089
Shares Issued and Outstanding		43,930
Net Asset Value per share		$10.40

See accompanying notes.

3

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2017

Capital
Amounts in thousands	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$2,190
Interest	17,622
Total Income	19,812
Expenses:
Registration fees - Class S	60
Shareholder reports - Class S	8
Transfer agent fees - Class S	89
Chief compliance officer fees	1
Custodian fees	6
Directors' expenses	4
Federal tax expense	13
Professional fees	40
Other expenses	3
Total Gross Expenses	224
Less: Reimbursement from Manager - Class S	224
Total Net Expenses	–
Net Investment Income (Loss)	19,812

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions	(536)
Change in unrealized appreciation/depreciation of:
Investments	13,298

Net Realized and Unrealized Gain (Loss) on Investments	12,762
Net Increase (Decrease) in Net Assets Resulting from Operations	$32,574

See accompanying notes.

4

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands		Capital Securities Fund
		Year Ended	Year Ended
		August 31, 2017	August 31, 2016
Operations
Net investment income (loss)		$19,812	$11,880
Net realized gain (loss) on investments		(536)	(437)
Change in unrealized appreciation/depreciation of investments		13,298	4,589
	Net Increase (Decrease) in Net Assets Resulting from Operations	32,574	16,032

Dividends and Distributions to Shareholders
From net investment income		(17,866)	(11,030)
From tax return of capital		–	(92)
	Total Dividends and Distributions	(17,866)	(11,122)

Capital Share Transactions
Net increase (decrease) in capital share transactions		144,173	159,918
	Total Increase (Decrease) in Net Assets	158,881	164,828

Net Assets
Beginning of period		298,208	133,380
End of period (including undistributed net investment income as set forth below)		$457,089	$298,208
Undistributed (overdistributed) net investment income (loss)		$3,759	$1,391

	Class S
Capital Share Transactions:
Year Ended August 31, 2017
Dollars:
Sold	$220,639
Reinvested	13,532
Redeemed	(89,998)
Net Increase (Decrease)	$144,173
Shares:
Sold	21,665
Reinvested	1,341
Redeemed	(8,957)
Net Increase (Decrease)	14,049
Year Ended August 31, 2016
Dollars:
Sold	$180,767
Reinvested	9,449
Redeemed	(30,298)
Net Increase (Decrease)	$159,918
Shares:
Sold	18,504
Reinvested	973
Redeemed	(3,116)
Net Increase (Decrease)	16,361

Distributions:
Year Ended August 31, 2017
From net investment income	$ (17,866)
From net realized gain on
investments	N/A
Total Dividends and Distributions	$ (17,866)
Year Ended August 31, 2016
From net investment income	$ (11,030)
From net realized gain on
investments	N/A
From tax return of capital	(92)
Total Dividends and Distributions	$ (11,122)

See accompanying notes.

5

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Capital Securities Fund (the “fund”) are presented herein.

Capital Securities Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The fund was an investment company at all times during the period. The fund has not provided financial support, and is not contractually required to provide financial support to any investee.

On May 1, 2017, Principal Management Corporation (formerly the “Manager”) was merged into Principal Global Investors, LLC (the “Manager”). The merger did not involve a change in actual control or actual management with respect to the investment adviser of the Funds. The personnel responsible for fulfilling the obligations to the Fund pursuant to the investment advisory agreement remain the same.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Capital Securities Fund values securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

Income and Investment Transactions. The fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The fund records dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities.

Expenses. Expenses directly attributed to the fund are charged to the fund. Other Fund expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders of Capital Securities Fund are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales and certain preferred securities, and utilization of earnings and profits distributed to shareholders on redemption of shares. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because Capital Securities Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

6

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

2. Significant Accounting Policies (Continued)

Management evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended August 31, 2017, Capital Securities Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years 2014 – 2016. No examinations are in progress at this time.

Foreign Taxes. The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income. This amount is shown as withholding tax on foreign dividends on the statement of operations.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, Capital Securities Fund and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended August 31, 2017, Capital Securities Fund did not borrow from the Facility. Capital Securities Fund loaned to the Facility. The interest income received is included in interest income on the statement of operations.

In addition, the fund participates with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank, which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of 0.15% on the amount of the line of credit. Capital Securities Fund did not borrow against the line of credit during the year ended August 31, 2017.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

4. Fair Valuation

Fair value is defined as the price that the fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the fund may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the fund. Unobservable inputs are inputs that reflect the fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

7

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

August 31, 2017

4. Fair Valuation (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the fund’s assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The fund uses prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors of the Fund. The Manager has established a valuation committee (“Valuation Committee”) of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. A pricing group (the “Pricing Group”) who reports to the Valuation Committee relies on the established pricing policies to determine fair valuation. Included in the pricing policies is an overview of the approved valuation approaches established for each asset class. The Pricing Group will consider all appropriate information when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the fund (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

8

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

4. Fair Valuation (Continued)

The beginning of the period timing recognition has been adopted for the significant transfers between levels of the fund’s assets and liabilities. During the period, there were no purchases, sales, or transfers into or out of Level 3. The table below includes transfers from Level 2 to Level 1 at August 31, 2017 due to the resumption of trading for previous thinly traded securities:

Capital Securities Fund $ 1,052,600

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund’s securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 -	Significant Observable	Level 3 - Significant
Fund		Quoted Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Capital Securities Fund
Bonds*	$	— $	413,495	$—	$413,495
Investment Companies*		10,820	—	—	10,820
Preferred Stocks
Communications		—	8,467	—	8,467
Financial		9,349	9,029	—	18,378
Utilities		1,016	—	—	1,016
	Total investments in securities$	21,185	$430,991	$—	$452,176

*For additional detail regarding sector classifications, please see the Schedule of Investments.

5. Management Agreement and Transactions with Affiliates

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for the fund. The reductions and reimbursements are in amounts that maintain total operating expenses at 0.00%. The limit is expressed as a percentage of average daily net assets on an annualized basis during the reporting period. It is expected that the expense limit will continue permanently.

The fund is an integral part of “wrap-fee” programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the fund. Participants in these programs pay a “wrap” fee to the wrap-fee program’s sponsor.

Amounts owed to Capital Securities Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as an expense reimbursement from Manager and are settled monthly.

6. Investment Transactions

For the year ended August 31, 2017, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the fund was as follows (amounts in thousands):

	Purchases	Sales
Capital Securities Fund	$190,716	$27,839

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended August 31, 2017, and August 31, 2016 were as follows (amounts in thousands):

	Ordinary Income Tax Return of Capital
	2017	2016		2017	2016
Capital Securities Fund	$17,866	$11,030	$	— $	92

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

9

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2017

7. Federal Tax Information (Continued)

Distributable Earnings. As of August 31, 2017, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

Total
	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Accumulated	Appreciation	Temporary	Earnings
	Income	Losses	(Depreciation)	Differences*	(Deficit)
Capital Securities Fund	$490	$(1,188)	$15,373	$3,398	$18,073

*Represents book-to-tax accounting differences related to contingent convertible bonds and perpetual bonds.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At August 31, 2017, the fund had approximate net capital loss carryforwards as follows (amounts in thousands):

Long-Term
Capital Securities Fund	$1,188

Capital losses will be carried forward with no expiration and with the character of the loss retained.

Reclassification of Capital Accounts. The fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the fund. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the fund’s distributions may be shown in the accompanying statement of changes in net assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended August 31, 2017, the fund recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Capital Securities Fund	$422	$34	$(456)

Federal Income Tax Basis. At August 31, 2017, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation/(Depreciation)	Income Tax Purposes
Capital Securities Fund	$18,376	$(3,003)	$15,373	$436,803

8. Subsequent Events. Management has evaluated events and transactions that have occurred through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

10

Schedule of Investments Capital Securities Fund August 31, 2017

INVESTMENT COMPANIES - 2.37%	Shares Held	Value (000's)		Principal
Money Market Funds - 2.37%			BONDS (continued)	Amount (000's) Value (000's)
Goldman Sachs Financial Square Funds -	10,820,257	$10,820	Banks (continued)
Government Fund			Capital One Financial Corp
			5.55%, 12/31/2049(a)	$4,000	$4,175

TOTAL INVESTMENT COMPANIES		$10,820	3 Month LIBOR + 3.80%
PREFERRED STOCKS - 6.10%	Shares Held	Value (000's)	Citigroup Inc
			6.13%, 12/31/2049(a)	6,000	6,424
Banks - 3.81%			3 Month LIBOR + 4.48%
CoBank ACB 6.13% (a)	6,000	$601

CoBank ACB 6.20% (a)	10,000	1,075	6.25%, 12/31/2049(a)	3,100	3,464
3 Month LIBOR + 3.74%			3 Month LIBOR + 4.52%
CoBank ACB 6.25% (a),(b)	38,800	4,167	Citizens Financial Group Inc
3 Month LIBOR + 4.56%			5.50%, 12/31/2049(a)	5,000	5,219

Fifth Third Bancorp 6.63% (a)	123,534	3,675	3 Month LIBOR + 3.96%
3 Month LIBOR + 3.71%			CoBank ACB
First Republic Bank/CA 5.13% (a)	45,549	1,145	6.25%, 12/31/2049(a)	1,000	1,101
Huntington Bancshares Inc/OH 6.25% (a)	80,000	2,228	3 Month LIBOR + 4.66%
KeyCorp 6.13% (a)	40,000	1,173	Commerzbank AG
3 Month LIBOR + 3.89%			8.13%, 09/19/2023(b)	500	602

M&T Bank Corp 6.38% (a)	2,130	2,226	Cooperatieve Rabobank UA
Valley National Bancorp 6.25% (a)	39,083	1,128	4.38%, 08/04/2025	6,000	6,369
3 Month LIBOR + 3.85%			11.00%, 12/29/2049 (a)	1,100	1,262

		$17,418	3 Month LIBOR + 10.87%
			11.00%, 12/29/2049 (a),(b)	6,400	7,344
Electric - 0.22%
Georgia Power Co 6.50% (a)	10,000	1,016	3 Month LIBOR + 10.87%
			Corestates Capital III
			1.88%, 02/15/2027(b)	2,000	1,885
Insurance - 0.21%
XLIT Ltd 4.42% (a)	1,000	960	3 Month LIBOR + 0.57%
3 Month LIBOR + 3.12%			Credit Agricole SA
			8.13%, 12/31/2049(a),(b)	2,232	2,645

Telecommunications - 1.86%			USSW5 Index Spread + 6.19%
Centaur Funding Corp			8.13%, 12/31/2049(a)	7,000	8,295
9.08%, 04/21/2020 (b)	7,329	8,467
			USSW5 Index Spread + 6.19%
			8.38%, 12/31/2049(a),(b)	2,250	2,495
TOTAL PREFERRED STOCKS		$27,861
			3 Month LIBOR + 6.98%

	Principal
BONDS - 90.46%	Amount (000's)	Value (000's)	Credit Suisse AG
			6.50%, 08/08/2023	600	678
Banks - 52.05%			Credit Suisse Group AG
Australia & New Zealand Banking Group			6.25%, 12/31/2049(a),(b)	6,090	6,455
Ltd/United Kingdom			USSW5 Index Spread + 3.46%
6.75%, 12/31/2049(a),(b)	$1,900	$2,125
USD ICE SWAP Rate NY 5 + 5.17%			7.50%, 12/31/2049(a),(b)	6,250	7,031
			USSW5 Index Spread + 4.60%
Banco Bilbao Vizcaya Argentaria SA
9.00%, 12/31/2049(a)	3,400	3,528	Danske Bank A/S
			6.13%, 12/31/2049(a)	6,600	7,087
USSW5 Index Spread + 8.26%			USSW7 Index Spread + 3.90%
Bank of America Corp
6.30%, 12/31/2049(a)	1,000	1,126	Dresdner Funding Trust I
			8.15%, 06/30/2031(b)	400	510
3 Month LIBOR + 4.55%			8.15%, 06/30/2031	1,100	1,403
6.50%, 12/31/2049(a)	600	677
			Goldman Sachs Capital III
3 Month LIBOR + 4.17%			4.00%, 09/29/2049(a)	169	152
Bank of New York Mellon Corp/The			3 Month LIBOR + 0.77%
4.62%, 12/31/2049(a)	9,500	9,619
			HBOS Capital Funding LP
3 Month LIBOR + 3.13%			6.85%, 03/29/2049(a)	2,300	2,351
4.95%, 12/31/2049(a)	2,000	2,070
			HSBC Capital Funding Dollar 1 LP
3 Month LIBOR + 3.42%			10.18%, 12/29/2049 (a)	4,400	6,999
Barclays Bank PLC			3 Month LIBOR + 4.98%
7.75%, 04/10/2023	1,400	1,442	10.18%, 12/29/2049 (a),(b)	700	1,113
USSW5 Index Spread + 6.83%			3 Month LIBOR + 4.98%
10.18%, 06/12/2021	900	1,125
10.18%, 06/12/2021 (b)	3,000	3,751	HSBC Holdings PLC
			6.87%, 12/31/2049(a)	6,900	7,507
Barclays PLC			USD ICE SWAP Rate NY 5 + 5.51%
6.63%, 12/31/2049(a)	636	649
			ING Groep NV
USSW5 Index Spread + 5.02%			6.50%, 12/31/2049(a)	500	535
8.25%, 12/31/2049(a)	3,500	3,711
			USSW5 Index Spread + 4.45%
USSW5 Index Spread + 6.71%			JPMorgan Chase & Co
BNP Paribas SA			5.30%, 12/31/2049(a)	5,000	5,169
7.20%, 06/29/2049(a),(b)	3,300	3,855
			3 Month LIBOR + 3.80%
3 Month LIBOR + 1.29%			6.75%, 12/31/2049(a)	2,000	2,285
7.63%, 12/31/2049(a),(b)	1,000	1,094
			3 Month LIBOR + 3.78%
USSW5 Index Spread + 6.31%
7.63%, 12/31/2049(a)	1,900	2,078	KeyCorp
			5.00%, 12/31/2049(a)	3,500	3,605
USSW5 Index Spread + 6.31%			3 Month LIBOR + 3.61%
BPCE SA
12.50%, 08/29/2049 (a)	2,500	2,993	KeyCorp Capital I
			2.04%, 07/01/2028	2,000	1,870
3 Month LIBOR + 12.98%			3 Month LIBOR + 0.74%

See accompanying notes

11

Schedule of Investments Capital Securities Fund August 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Banks (continued)			Banks (continued)
KeyCorp Capital III			UBS Group AG
7.75%, 07/15/2029	$1,500	$1,800	6.88%, 12/31/2049(a)	$5,700	$6,249
Lloyds Bank PLC			USSW5 Index Spread + 4.59%
12.00%, 12/29/2049 (a)	7,000	9,485	US Bancorp
3 Month LIBOR + 11.76%			5.12%, 12/31/2049(a)	2,000	2,120
12.00%, 12/29/2049 (a),(b)	2,000	2,710	3 Month LIBOR + 3.49%
3 Month LIBOR + 11.76%			Wells Fargo & Co
Lloyds Banking Group PLC			7.98%, 12/31/2049(a)	2,400	2,472
6.41%, 01/29/2049(a),(b)	1,700	1,927	3 Month LIBOR + 3.77%
3 Month LIBOR + 1.50%					$237,907
7.50%, 12/31/2049(a)	4,300	4,795	Diversified Financial Services - 1.85%
USSW5 Index Spread + 4.76%			Charles Schwab Corp/The
M&T Bank Corp			7.00%, 02/28/2049(a)	5,813	6,663
5.12%, 12/31/2049(a)	4,000	4,205	3 Month LIBOR + 4.82%
3 Month LIBOR + 3.52%			Depository Trust & Clearing Corp/The
6.45%, 12/31/2049(a)	1,300	1,459	4.88%, 12/31/2049(a),(b)	1,000	1,040
3 Month LIBOR + 3.61%			3 Month LIBOR + 3.17%
Nordea Bank AB			National Rural Utilities Cooperative Finance
5.50%, 12/31/2049(a),(b)	400	413	Corp
USD ICE SWAP Rate NY 5 + 3.56%			5.25%, 04/20/2046	700	748
5.50%, 12/31/2049(a)	1,600	1,651	3 Month LIBOR + 3.63%
USD ICE SWAP Rate NY 5 + 3.56%					$8,451
6.13%, 12/31/2049(a),(b)	4,300	4,569
USSW5 Index Spread + 3.39%			Electric - 3.36%
			Dominion Energy Inc
Northern Trust Corp			5.75%, 10/01/2054	6,775	7,300
4.60%, 12/31/2049(a)	5,815	5,960	3 Month LIBOR + 3.06%
3 Month LIBOR + 3.20%			Emera Inc
NTC Capital I			6.75%, 06/15/2076	3,300	3,766
1.82%, 01/15/2027	1,250	1,169	3 Month LIBOR + 5.44%
3 Month LIBOR + 0.52%			NextEra Energy Capital Holdings Inc
NTC Capital II			3.37%, 10/01/2066	4,500	4,286
1.89%, 04/15/2027	1,200	1,116	3 Month LIBOR + 2.07%
3 Month LIBOR + 0.59%					$15,352
PNC Financial Services Group Inc/The			Hand & Machine Tools - 0.14%
6.75%, 07/29/2049(a)	1,200	1,359
			Stanley Black & Decker Inc
3 Month LIBOR + 3.68%			5.75%, 12/15/2053	600	627
RBS Capital Trust B			3 Month LIBOR + 4.30%
6.80%, 12/29/2049(a)	2,500	2,538
Royal Bank of Scotland Group PLC			Insurance - 26.57%
7.50%, 12/31/2049(a)	4,896	5,165
			ACE Capital Trust II
USSW5 Index Spread + 5.80%			9.70%, 04/01/2030	2,570	3,887
7.64%, 03/29/2049(a)	1,000	961
			Aegon NV
3 Month LIBOR + 2.32%			2.40%, 07/29/2049(a)	7,400	6,304
8.00%, 12/31/2049(a)	1,000	1,107	USD ICE SWAP Rate NY10 + 0.10%

USSW5 Index Spread + 5.72%			Allstate Corp/The
Societe Generale SA			5.75%, 08/15/2053	9,900	10,865
7.38%, 12/31/2049(a),(b)	5,000	5,406
			3 Month LIBOR + 2.94%
USSW5 Index Spread + 6.24%
8.00%, 12/31/2049(a),(b)	200	230	American International Group Inc
			8.18%, 05/15/2068	6,700	9,112
USD ICE SWAP Rate NY 5 + 5.87%			3 Month LIBOR + 4.20%
8.25%, 12/31/2049(a)	2,250	2,385
			Aon Corp
USSW5 Index Spread + 6.39%			8.21%, 01/01/2027	1,000	1,312
Standard Chartered PLC			Aviva PLC
6.50%, 12/31/2049(a)	1,500	1,530	8.25%, 04/29/2049(a)	200	202
USSW5 Index Spread + 4.89%			AXA SA
7.01%, 07/29/2049(a),(b)	2,800	3,234	6.38%, 12/29/2049(a),(b)	2,800	3,194
3 Month LIBOR + 1.46%			3 Month LIBOR + 2.26%
7.50%, 12/31/2049(a),(b)	1,300	1,408
			8.60%, 12/15/2030	2,400	3,471
USSW5 Index Spread + 6.30%			Catlin Insurance Co Ltd
7.75%, 12/31/2049(a),(b)	1,000	1,090	4.28%, 07/29/2049(a),(b)	6,900	6,658
USSW5 Index Spread + 5.72%			3 Month LIBOR + 2.98%
SunTrust Capital I			Everest Reinsurance Holdings Inc
1.99%, 05/15/2027	4,500	4,230	3.70%, 05/01/2067	1,600	1,496
3 Month LIBOR + 0.67%			3 Month LIBOR + 2.39%
SunTrust Capital III			Great-West Life & Annuity Insurance Capital
1.90%, 03/15/2028	1,600	1,464	LP
3 Month LIBOR + 0.65%			6.63%, 11/15/2034(b)	1,200	1,436
Svenska Handelsbanken AB
5.25%, 12/31/2049(a)	3,100	3,174
USSW5 Index Spread + 3.34%
Swedbank AB
6.00%, 12/31/2049(a)	4,400	4,653
USSW5 Index Spread + 4.11%

See accompanying notes

12

Schedule of Investments
Capital Securities Fund
August 31, 2017

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Insurance (continued)			Pipelines (continued)
Hartford Financial Services Group Inc/The			Transcanada Trust
3.44%, 02/12/2067(b)	$3,900	$3,812	5.63%, 05/20/2075	$1,600	$1,696
3 Month LIBOR + 2.13%			3 Month LIBOR + 3.53%
8.13%, 06/15/2068	500	521	5.87%, 08/15/2076	1,600	1,744
3 Month LIBOR + 4.60%			3 Month LIBOR + 4.64%
Legal & General Group PLC					$18,884
5.25%, 03/21/2047	5,000	5,281	Telecommunications - 0.25%
USSW5 Index Spread + 3.69%			Koninklijke KPN NV
Liberty Mutual Group Inc			7.00%, 03/28/2073	1,000	1,134
4.15%, 03/07/2067(b)	300	294	USSW10 Index Spread + 5.33%
3 Month LIBOR + 2.91%
7.80%, 03/07/2087(b)	3,400	4,297	Transportation - 1.26%
Liberty Mutual Insurance Co			BNSF Funding Trust I
7.70%, 10/15/2097(b)	1,100	1,569	6.61%, 12/15/2055	5,000	5,750
Lincoln National Corp			3 Month LIBOR + 2.35%
3.35%, 04/20/2067	1,100	1,001
3 Month LIBOR + 2.04%			TOTAL BONDS		$413,495
3.67%, 05/17/2066	1,300	1,212	Total Investments		$452,176
3 Month LIBOR + 2.36%			Other Assets and Liabilities - 1.07%		$4,913
Meiji Yasuda Life Insurance Co			TOTAL NET ASSETS - 100.00%		$457,089
5.20%, 10/20/2045(b)	1,000	1,089
USSW5 Index Spread + 4.23%
MetLife Capital Trust IV			(a)	Perpetual security. Perpetual securities pay an indefinite stream of
7.88%, 12/15/2067(b)	1,800	2,434	interest, but they may be called by the issuer at an earlier date.
MetLife Inc			(b)	Security exempt from registration under Rule 144A of the Securities Act of
5.25%, 12/31/2049(a)	1,400	1,448	1933. These securities may be resold in transactions exempt from
3 Month LIBOR + 3.58%			registration, normally to qualified institutional buyers. At the end of the
6.40%, 12/15/2066	700	807	period, the value of these securities totaled $115,376 or 25.24% of net
9.25%, 04/08/2068(b)	3,900	5,791	assets.
10.75%, 08/01/2069	4,300	7,224
Mitsui Sumitomo Insurance Co Ltd
7.00%, 03/15/2072(b)	3,600	4,154
3 Month LIBOR + 5.90%			Portfolio Summary (unaudited)
Nationwide Financial Services Inc			Sector		Percent
6.75%, 05/15/2087	500	553	Financial		84.49%
Nippon Life Insurance Co			Energy		4.13%
5.00%, 10/18/2042(b)	1,525	1,630	Utilities		3.58%
3 Month LIBOR + 4.24%			Investment Companies		2.37%
Prudential Financial Inc			Industrial		2.25%
5.63%, 06/15/2043	2,800	3,031	Communications		2.11%
3 Month LIBOR + 3.92%			Other Assets and Liabilities		1.07%
5.88%, 09/15/2042	13,500	14,918	TOTAL NET ASSETS		100.00%
3 Month LIBOR + 4.18%
Prudential PLC
7.75%, 12/31/2049(a)	2,000	2,088
Reinsurance Group of America Inc
3.91%, 12/15/2065	2,000	1,920
3 Month LIBOR + 2.67%
Sumitomo Life Insurance Co
6.50%, 09/20/2073(b)	3,000	3,452
3 Month LIBOR + 4.44%
Voya Financial Inc
5.65%, 05/15/2053	3,500	3,710
3 Month LIBOR + 3.58%
XLIT Ltd
3.76%, 12/31/2049(a)	1,400	1,306
3 Month LIBOR + 2.46%
		$121,479
Miscellaneous Manufacturers - 0.85%
General Electric Co
5.00%, 12/31/2049(a)	3,703	3,911
3 Month LIBOR + 3.33%

Pipelines - 4.13%
Enterprise Products Operating LLC
5.25%, 08/16/2077	12,000	12,009
3 Month LIBOR + 3.03%
7.03%, 01/15/2068	3,200	3,246
3 Month LIBOR + 2.68%
TransCanada PipeLines Ltd
3.53%, 05/15/2067	200	189
3 Month LIBOR + 2.21%

See accompanying notes

13

		FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends		Total
		Value,	Investment	and Unrealized	Total From	from Net	Tax Return	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	of Capital	and	Value End
		of Period	(Loss)(a)	Investments	Operations	Income	Distribution	Distributions	of Period
CAPITAL SECURITIES FUND
Class S shares
2017		$9.98	$0.57	$0.36	$0.93	($0.51)	$–	($0.51)	$10.40
2016		9.87	0.57	0.07	0.64	(0.53)	–	(0.53)	9.98
2015		10.12	0.57	(0.24)	0.33	(0.56)	(0.02)	(0.58)	9.87
2014	(c)	10.00	0.25	0.06	0.31	(0.19)	–	(0.19)	10.12

See accompanying notes.

14

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS,INC.

					Ratio of Net
		Net Assets, End of	Ratio of Expenses		Investment Income		Portfolio
Total		Period (in	to Average Net		to Average Net		Turnover
Return		thousands)	Assets		Assets		Rate

9.62%		$457,089	0.00	%(b)	5.67%		8.4%
6.77		298,208	0.00	(b)	5.89		8.8
3.34		133,380	0.00	(b)	5.73		10.2
3.12	(d)	67,398	0.00 (b)	,(e)	5.38	(e)	16.9	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from March 14, 2014, date shares first offered, through August 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Capital Securities Fund

We have audited the accompanying statement of assets and liabilities of Capital Securities Fund (the Fund), including the schedule of investments as of August 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Securities Fund at August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the year then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 18, 2017

16

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
August 31, 2017 (unaudited)

As a shareholder of Capital Securities Fund, you may incur ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2017 to August 31, 2017), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Capital Securities Fund shares may only be purchased through wrap programs. Such programs may impose fees in addition to those charged by the fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid			Expenses Paid
	Beginning		During Period	Beginning		During Period
	Account	Ending Account	March 1, 2017 to	Account	Ending Account	March 1, 2017 to
	Value March 1,	Value August	August 31,	Value March 1,	Value August	August 31,	Annualized
	2017	31, 2017	2017(a)	2017	31, 2017	2017(a)	Expense Ratio

Capital Securities Fund
Class S	$1,000.00	$1,058.50	$ –	$1,000.00	$1,025.21	$ –	0.00%

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

17

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	128	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948
Leroy T. Barnes, Jr.	Retired.	128	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.
Christopher O. Blunt	Formerly, President of	128	MainStay Funds Trust*;
Director since 2017	Investments Group, New York		MainStay VP Funds
Member, Nominating and Governance	Life Insurance Company		Trust; MainStay
Committee			Defined Term
1962			Municipal
Opportunities Fund;
Investment Company
Institute
Craig Damos	President, The Damos Company	128	Hardin Construction
Director since 2008
Member, Audit Committee
Member, 15(c) Committee
1954
Mark A. Grimmett	Formerly, Executive Vice	128	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960
Fritz S. Hirsch	Formerly, CEO, MAM USA	128	Focus Products Group;
Director since 2005			MAM USA
Member, Operations Committee
Member, 15(c) Committee
1951
Tao Huang	Retired.	128	Armstrong World
Director since March 2012			Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962
Karen (“Karrie”) McMillan	Managing Director, Patomak	128	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute
Elizabeth A. Nickels	Formerly, Executive Director,	128	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; PetSmart;
Member, Audit Committee	Formerly President, Herman		SpartanNash; Spectrum
1962	Miller Healthcare		Health Systems

*One of the Fund’s sub-advisors (T. Rowe Price) also serves as a sub-advisor for the MainStay Funds.

18

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	128	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Executive Director – Funds, Principal Global
Member, Executive Committee	Investors, LLC (“PGI”) since 2017
1961	Director, PGI since 2017
Director, PFD since 2015
Vice President/Mutual Funds and Broker
Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (“PMC”) (2006-2015)
President & Chief Executive Officer,
PMC (2015-2017)
Executive Vice President/Chief Operating
Officer, PMC (2008-2015)
Chair, PMC (2015-2017)
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	128	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Senior Vice President/Retirement and
Income Solutions (“RIS”), PLIC (2008-2015)
President/RIS, PLIC since 2015
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA

50392.

19

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Assistant Counsel (2010-2017)
Vice President, Counsel and Assistant	Counsel, PFD (2009-2013)
Secretary	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2009-2013, 2014-2017)
1973	Counsel, PSI (2009-2013)
Counsel, PSS (2009-2013)

Tracy Bollin	Managing Director, PGI since 2016
Chief Financial Officer	Chief Operating Officer, PMC (2015-2017)
Des Moines, IA 50392	Chief Financial Officer, PFA (2010-2015)
1970	Senior Vice President, PFD since 2015
Chief Financial Officer, PFD (2010-2016)
Senior Vice President, PMC (2015–2017)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (2014–2017)
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2014
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Chief Compliance Officer-Funds, PLIC since 2016
Des Moines, IA 50392	Vice President/Compliance, PLIC (2004-2016)
1960	Senior Vice President, PMC
Senior Vice President, PSI
Senior Vice President, PSS

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016

Layne A. Rasmussen	Vice President/Controller, PMC
Vice President
Des Moines, IA 50392
1958

Sara L. Reece	Director - Accounting, PLIC since 2015
Vice President and Controller	Assistant Financial Controller, PLIC prior to 2015
Des Moines, IA 50392
1975

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, PMC(2015-2017)
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root	Vice President and Chief Compliance Officer, PMC (2015–2017)
Deputy Chief Compliance Officer	Compliance Officer, PMC (2010-2013)
Des Moines, IA 50392	Vice President, PSS since 2015
1979

20

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel and Assistant	Prior thereto, Attorney in Private Practice
Secretary
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, PMC (2007-2013, 2014-2017)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, PMC (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Of Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)
Jared Yepsen	Counsel, PGI since 2017
Assistant Tax Counsel	Counsel, PLIC since 2015
Des Moines, IA 50392	Senior Attorney, Transamerica Life Insurance Company (TLIC)
1981	(2013-2015)
Attorney, TLIC (2010-2013)

The 15(c) Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials.

The Audit Committee’s primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law; 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval.

21

The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The nominating functions of the Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Funds Complex, communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations.

Additional information about the Fund is available in the Prospectus dated April 7, 2017, and the Statement of Additional Information dated April 7, 2017. These documents may be obtained free of charge by writing Principal Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of May 31 and November 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

22

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved: (1) a Sub-Advisory agreement with AQR Capital Management, LLC related to the Multi-Manager Equity Long/Short Fund; (2) a Sub-Sub-Advisory agreement with BlackRock related to the Diversified Real Asset Fund; and (3) an amended Management Agreement with Principal Global Investors, LLC (the “Manager”) related to the Blue Chip Fund.

AQR Sub-Advisory Agreement

At its March 14, 2017 meeting, the Board considered whether to approve the Sub-Advisory Agreement between the Manager and AQR Capital Management, LLC (the “Sub-Advisor”) with respect to a portion of the PFI Multi-Manager Equity Long/Short Fund (the “Fund”).

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, the investment approach of the Sub-Advisor, the experience and skills of the Sub-Advisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing sub-advisors and that the Manager recommended the Sub-Advisor based upon that program.

Investment Performance

The Board reviewed the back-tested one-year, three-year and five-year performance returns as of December 31, 2016 (gross and net of proposed fees) of the Sub-Advisor in the proposed investment strategy for the systematic global investment sleeve of the Fund (which included historical performance returns of the Sub-Advisor in a composite with the proposed investment strategy for the equity long/short investment sleeve of the Fund for the period August 1, 2013 through December 31, 2016) as compared to the historical performance returns of a relevant benchmark index and a relevant Morningstar category, as well as the standard deviations and Sharpe ratios of the back-tested three-year and five-year performance returns as of December 31, 2016 (gross and net of proposed fees) of the Sub-Advisor in the strategy as compared to the standard deviations and Sharpe ratios of the historical performance returns of the relevant benchmark index and the relevant Morningstar category. The Board concluded, based upon the information provided, that the Sub-Advisor is qualified.

Fees, Economies of Scale and Profitability

The Board considered the proposed sub-advisory fee, noting that the Manager compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement. The Board concluded that, although the proposed sub-advisory fee schedule does not include breakpoints, the Sub-Advisor’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Manager’s statement that it found the proposed sub-advisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Sub-Advisor. The Board noted that the Sub-Advisor did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

BlackRock Sub-Sub-Advisory Agreement

On March 14, 2017, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) among the Manager, BlackRock Fund Management, Inc. (the “Sub-Advisor”) and BlackRock International Limited (the “Sub-Sub-Advisor”).

23

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services expected to be provided under the Sub-Sub-Advisory Agreement. The Board noted that the Sub-Sub-Advisor is an affiliate of the Sub-Advisor, that the Sub-Advisor currently provides sub-advisory services for the Fund, that the Sub-Sub-Advisor would be retained to assist the Sub-Advisor in managing the investment strategy it currently manages for the Fund, and that the Board had concluded at its September 2016 Board meeting that the nature, quality and extent of the services provided by the Sub-Advisor to the Fund under the sub-advisory agreement was satisfactory. The Board also considered the experience and skills of the Sub-Sub-Advisor’s investment personnel who would share responsibility for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing sub-advisors (including sub-sub-advisors) and that the Manager recommended the Sub-Sub-Advisor based upon that program.

Investment Performance

The Board noted that the Sub-Sub-Advisor would be retained to assist the Sub-Advisor in managing the strategy it currently manages for the Fund, and that the Board had concluded at its September 2016 Board meeting that the Sub-Advisor was qualified.

Fees, Economies of Scale and Profitability

The Board considered that the Sub-Sub-Advisor would be compensated by the Sub-Advisor, and that the Manager compensates the Sub-Advisor from its own management fee so that shareholders pay only the management fee. The Board noted that it had concluded at its September 2016 Board meeting that the sub-advisory fee for the Fund was reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Sub-Sub-Advisor. The Board noted that the Sub-Advisor and the Sub-Sub-Advisor did not intend to engage in soft dollar trading in connection with the Funds. The Board concluded that, on the basis of the information provided, the sub-advisory fee continued to be reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Sub-Advisory Agreement was in the best interests of the Fund.

Blue Chip Fund Management Agreement

On June 13, 2017, the Board considered for PFI Blue Chip Fund (the “Fund”) the approval of an amended fee schedule under the management agreement (the “Management Agreement”) between PFI, for the Fund, and the Manager in connection with a proposal to add new breakpoints to the management fee schedule.

The Board reviewed materials received from the Manager regarding the proposed change in the management fee schedule. The Board considered the Manager’s representation that the change in the management fee schedule would not reduce the quality or extent of the services provided by the Manager to the Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Management Agreement other than to the fee schedule.

The Board considered that they had last approved the Management Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2016 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by the Manager under the Management Agreement and had concluded, based upon the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of the Fund. The Board noted that, following the effectiveness of the merger, these observations continued with respect to the Manager.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the amended management fee schedule at this time and, accordingly, recommended to the Board of Directors the approval of the amended fee schedule under the Management Agreement.

24

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
August 31, 2017 (unaudited)

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended August 31, 2017, that qualifies for the Dividends Received Deduction is as follows:

Deductible
Percentage
Capital Securities Fund	26.13%

Qualified Dividend Income. Certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended August 31, 2017, taxed at a maximum rate of 15% is as follows:

                                   Percentage
Capital Securities Fund      55.93%

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the fund's transfer agent.

The latest tax reporting supplement is available on Principal's Tax Center website. Website: https://www.principalfunds.com/individual-investor/customer-support/tax-center

Please consult your tax advisor if you have any questions.

25

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Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

principalfunds.com

Investing involves risk, including possible loss of principal.

This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds are distributed by Principal Funds Distributor, Inc.

FV903-03 | © 2017 Principal Financial Services, Inc. | 08/2017 | t17080806nk

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit in response to Item 12(a)(1).

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Elizabeth Nickels, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

August 31, 2016 - $416,905
August 31, 2017 - $648,190

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. Ernst & Young has billed the following amounts for those services.

August 31, 2016 - $5,000
August 31, 2017 - $10,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

August 31, 2016 - $134,827 August 31, 2017 - $142,535

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

• Services that are subject to audit procedure during a financial statement audit;

• Services where the auditor would act on behalf of management;

• Services where the auditor is an advocate to the client's position in an adversarial proceeding;

• Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

• Financial information systems design and implementation;

• Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

• Actuarial services;

• Internal audit functions or human resources;

• Broker or dealer, investment advisor, or investment banking services;

• Legal services and expert services unrelated to the audit;

• Tax planning services related to listed, confidential and aggressive transactions;

• Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;

• Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited,

including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5. The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6. Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7. For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8. The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Boards of the Funds on June 12, 2017).

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

August 31, 2016 - $139,827
August 31, 2017 - $152,535

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Principal Funds, Inc.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 10/13/2017

By /s/ Tracy W. Bollin

Tracy W. Bollin, Chief Financial Officer

Date 10/13/2017

Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.

The accession number of the previous related submission is as follows:  0000898745-17-001231